UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Net Element, Inc.

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NET ELEMENT, INC.

3363 NE 163rd Street, Suite 705

North Miami Beach, Florida 33160

Notice of Annual Meeting of Shareholders

to be held on June 12, 2015

To Our Shareholders:

The 2015 annual meeting of shareholders of Net Element, Inc. (the "Company") will be held on June 12 2015, 11:00 am, local time, at the Company’s offices located at 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160, for the following purposes:

1.	To elect six directors of the Company, four of whom shall be independent directors as defined by applicable rules, to serve for a one-year term expiring in 2016.

2.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase authorized common stock to 300 million shares.

3.	To approve the issuance by the Company, for purposes of the NASDAQ Listing Rules 5635(a) and 5635(d), of the Company’s common stock, par value $0.0001 per share (“Common Stock”), issued and issuable pursuant to the terms of the Certificate of Designations, Preferences and Rights (the "Certificate of Designations") of the Company's 5,500 shares of Series A Convertible Preferred Stock, par value $0.01 per share (the “Preferred Stock”) upon conversion, amortization, payment of dividends, as part of the make-whole amount or otherwise of, or with respect to, the Preferred Stock, which was issued pursuant to that certain securities purchase agreement dated April 30, 2015 (the “Preferred Purchase Agreement”) by and among the Company, certain qualified institutional investors and certain institutional accredited investors, in each case, without giving effect to the Exchange Cap (as defined below).

4.	To approve the issuance by the Company for purposes of the NASDAQ Listing Rule 5635(d), of Common Stock issued and issuable (x) pursuant to the terms of the senior convertible notes of the Company in the aggregate principal amount of up to $15,000,000 (the “Notes”) upon conversion, amortization, payment of interest, and as part of the make-whole amount, or otherwise of, or with respect to, the Notes and (y) upon exercise of the accompanying warrants (the “Warrants”), which were issued pursuant to the terms of that certain securities purchase agreement dated April 30, 2015 (the “Note Purchase Agreement”) by and among the Company, certain qualified institutional investors and certain institutional accredited investors, in each case, without giving effect to the Exchange Cap.

5.	To transact such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

The Company will not issue shares of Common Stock pursuant to the terms of the Preferred Stock, Notes and Warrants if such transaction would result in the issuance of more than 19.999% of the amount of Common Stock of the Company issued and outstanding (the "Exchange Cap") unless (i) our stockholders shall have approved the issuance of shares of common stock in excess of 20%, or (ii) The NASDAQ has provided a waiver of Listing Rules that require stockholders' approval of the issuance of shares of common stock in excess of 20%.

The Board of Directors has fixed May 4, 2015 as the record date for the determination of shareholders entitled to vote at the annual meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting or any postponement or adjournment thereof.

If you elected to receive our annual report and proxy statement electronically over the Internet you will not receive a paper proxy card. The annual report and proxy statement are available at http://www.cstproxy.com/netelement/2015.

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, you are urged to vote by electronic access, phone or mail.

By Order of the Board of Directors.

Oleg Firer
Chief Executive Officer

North Miami Beach, Florida

May 21, 2015

NET ELEMENT, INC.

3363 NE 163rd Street, Suite 705

North Miami Beach, Florida 33160

PROXY STATEMENT

INTRODUCTION

General

Net Element, Inc. (the "Company," "we," "us," or "our") is a Delaware corporation with its principal executive offices located at 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160. The Company's telephone number is (305) 507-8808. This proxy statement, together with the accompanying proxy card, is first being mailed to our shareholders on or about June 12, 2015, and is being furnished in connection with the solicitation of proxies by our Board of Directors for use in voting at our 2015 annual meeting of shareholders, including any adjournment or postponement of the annual meeting. The 2015 annual meeting of shareholders will be held on June 12, 2015, at 11:00 am, local time, at the Company’s offices located at 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160.

We are paying the cost of this solicitation. In addition to solicitation by mail, proxies may be solicited in person or by telephone, e-mail, facsimile or other means by our officers or regular employees, without paying them any additional compensation or remuneration. Arrangements have also been made with brokers, dealers, banks, voting trustees and other custodians, nominees and fiduciaries to forward proxy materials and annual reports to the beneficial owners of the shares held of record by such persons, and we will, upon request, reimburse them for their reasonable expenses in so doing.

A copy of our annual report for the fiscal year ended December 31, 2014 (which includes our audited financial statements for the two fiscal years ended December 31, 2014) is being mailed, or a link to an Internet Web page containing such materials is being sent via email, to our shareholders together with this proxy statement. Such annual report is not, however, incorporated into this proxy statement and it is not to be deemed a part of the proxy soliciting material.

Shareholders may send communications in care of our Secretary, 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160, fax number (305) 508-5497, e-mail address investors@netelement.com. Please indicate whether your message is for the Board of Directors as a whole, a particular committee, or an individual director.

Purpose of the Annual Meeting

The following matters are being submitted for a vote at the annual meeting

1.	To elect six directors of the Company, four of whom shall be independent directors as defined by applicable rules, to serve for a one-year term expiring in 2016.

2.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase authorized common stock to 300 million shares.

3.	To approve the issuance by the Company, for purposes of the NASDAQ Listing Rules 5635(a) and 5635(d), of the Company’s common stock, par value $0.0001 per share (“Common Stock”), issued and issuable pursuant to the terms of the Certificate of Designations, Preferences and Rights (the "Certificate of Designations") of the Company's 5,500 shares of Series A Convertible Preferred Stock, par value $0.01 per share (the “Preferred Stock”) upon conversion, amortization, payment of dividends, as part of the make-whole amount or otherwise of, or with respect to, the Preferred Stock, which was issued pursuant to that certain securities purchase agreement dated April 30, 2015 (the “Preferred Purchase Agreement”) by and among the Company, certain qualified institutional investors and certain institutional accredited investors, in each case, without giving effect to the Exchange Cap (as defined below).

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4.	To approve the issuance by the Company for purposes of the NASDAQ Listing Rule 5635(d), of Common Stock issued and issuable (x) pursuant to the terms of the senior convertible notes of the Company in the aggregate principal amount of up to $15,000,000 (the “Notes”) upon conversion, amortization, payment of interest, and as part of the make-whole amount, or otherwise of, or with respect to, the Notes and (y) upon exercise of the accompanying warrants (the “Warrants”), which were issued pursuant to the terms of that certain securities purchase agreement dated April 30, 2015 (the “Note Purchase Agreement”) by and among the Company, certain qualified institutional investors and certain institutional accredited investors, in each case, without giving effect to the Exchange Cap.

5.	To transact such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

Voting Procedures

Proxies in the form enclosed, if properly executed and received in time for voting and not revoked, will be voted as directed in accordance with the instructions on the form. In voting by proxy with regard to the election of six directors to serve until the 2016 annual meeting of shareholders, shareholders may vote in favor of all nominees or withhold their votes as to all or any specific nominees. In voting by proxy in regard to (i) each of the Company's director nominees, (ii) the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase authorized common stock to 300 million shares, (iii) the issuance by the Company, for purposes of the NASDAQ Listing Rules 5635(a) and 5635(d), of Common Stock issued and issuable pursuant to the terms of the Certificate of Designations of the Preferred Stock upon conversion, amortization, payment of dividends, as part of the make-whole amount or otherwise of, or with respect to, the Preferred Stock, in each case, without giving effect to the Exchange Cap., and (iv) the issuance by the Company for purposes of the NASDAQ Listing Rule 5635(d), of Common Stock issued and issuable (x) pursuant to the terms of the Notes upon conversion, amortization, payment of interest, and as part of the make-whole amount, or otherwise of, or with respect to, the Notes and (y) upon exercise of the accompanying Warrants, in each case, without giving effect to the Exchange Cap, shareholders may vote for or against or abstain from voting. Any properly executed and timely received proxy not so directing or instructing to the contrary will be voted (i) FOR each of the Company's director nominees, (ii) FOR approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase authorized common stock to 300 million shares, (iii) FOR approval of the issuance by the Company, for purposes of the NASDAQ Listing Rules 5635(a) and 5635(d), of Common Stock issued and issuable pursuant to the terms of the Certificate of Designations of the Preferred Stock upon conversion, amortization, payment of dividends, as part of the make-whole amount or otherwise of, or with respect to, the Preferred Stock, in each case, without giving effect to the Exchange Cap, and (iv) FOR approval of the issuance by the Company for purposes of the NASDAQ Listing Rule 5635(d), of Common Stock issued and issuable (x) pursuant to the terms of the Notes upon conversion, amortization, payment of interest, and as part of the make-whole amount, or otherwise of, or with respect to, the Notes and (y) upon exercise of the accompanying Warrants, in each case, without giving effect to the Exchange Cap. Please see Proposals 1, 2, 3 and 4 set forth later in this proxy statement. Sending in a signed proxy will not affect a shareholder's right to attend the meeting and vote in person, since the proxy is revocable. Any shareholder giving a proxy may revoke it at any time before it is voted at the annual meeting by, among other methods, giving notice of such revocation to the Secretary of the Company, attending the annual meeting and voting in person, or by duly executing and returning a proxy bearing a later date.

We know of no other matters to be presented for action at the annual meeting other than as mentioned. However, if any other matters properly come before the annual meeting in accordance with the bylaws of the Company, the holders of the proxies intend to vote in such manner as they decide in their sole discretion.

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Voting Securities

Holders of Common Stock are entitled to one vote per share. At the close of business on May 4, 2015, the record date for the determination of shareholders entitled to receive notice of, and to vote at, the annual meeting, the Company's outstanding voting securities consisted of 47,460,032 shares of Common Stock.

In addition, the holders of shares of Preferred Stock are entitled to the whole number of votes equal to the number of shares of Common Stock into which such shares of Preferred Shares would be convertible on the record date for the vote or consent of the Company stockholders, but in lieu of using the Conversion Price in effect as of the record date such votes are calculated based on the higher of (i) the then existing conversion price per the terms of the Certificate of Designations and (ii) $1.16. As of May 4, 2015, the holders of shares of Preferred Stock are entitled to the number of votes equal to 3,164,037 shares of Common Stock. The holders of shares of Preferred Stock are not entitled to vote with respect to (i) approval of the issuance by the Company, for purposes of the NASDAQ Listing Rules 5635(a) and 5635(d), of Common Stock issued and issuable pursuant to the terms of the Certificate of Designations of the Preferred Stock upon conversion, amortization, payment of dividends, as part of the make-whole amount or otherwise of, or with respect to, the Preferred Stock, in each case, without giving effect to the Exchange Cap, and (ii) approval of the issuance by the Company for purposes of the NASDAQ Listing Rule 5635(d), of Common Stock issued and issuable (x) pursuant to the terms of the Notes upon conversion, amortization, payment of interest, and as part of the make-whole amount, or otherwise of, or with respect to, the Notes and (y) upon exercise of the accompanying Warrants, in each case, without giving effect to the Exchange Cap.

No Appraisal Rights

The Company’s stockholders do not have any “appraisal” or “dissenters’” rights in connection with any proposal.

CORPORATE GOVERNANCE

Director Independence

Our Board of Directors currently includes four nonemployee, independent members – David P. Kelley II, William Healy, Drew Freeman and James Caan. Each of Messrs. Kelley, Healy, Freeman and Caan is an "independent director" as defined under NASDAQ Listing Rule 5605(a)(2). A majority of our Board members are independent directors, as four out of the six members of the Board qualify as independent under the NASDAQ listing standards and the rules of the Securities and Exchange Commission (the "Commission"). No director is considered independent unless the Board affirmatively determines that the director has no material relationship with us (directly, or as a partner, shareholder or officer of an organization that has a relationship with us) that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Also, all members of the Board's audit committee, compensation committee and nominating and governance committee are independent directors.

Code of Ethics

We have adopted a Code of Ethics and Business Conduct that applies to all of our directors, officers and employees, including our principal executive officer and our principal financial and accounting officer. A copy of our Code of Ethics and Business Conduct has been posted to the "Investors—Corporate Governance" section of our Internet website at http://www.netelement.com/. We will provide a copy of our Code of Ethics and Business Conduct to any person without charge, upon written request to our Secretary, 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160, fax number (305) 508-5497, e-mail address investors@netelement.com.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The table below contains information regarding the beneficial ownership of our common stock as of May 6, 2015 by (i) each person who is known to us to beneficially own more than 5% of our common stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all of our directors and named executive officers as a group. Except as otherwise noted below, each person or entity named in the following table has the sole voting and investment power with respect to all shares of our common stock that he, she or it beneficially owns. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Net Element, Inc., 3363 NE 163rd Street, Suite 705, North Miami Beach FL 33160.

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Name and address of beneficial owner	Amount and nature of beneficial ownership (number of shares of common stock beneficially owned)		Percent of class (1)
Mike Zoi 4100 NE 2nd Ave, Suite 302, Miami, FL 33137	6,437,663	(2)	13.56%
MZ Capital, LLC (Delaware) 4100 NE 2nd Ave, Suite 302, Miami, FL 33137	1,102,029	(2)	2.32%
TGR Capital, LLC 4100 NE 2nd Ave, Suite 302, Miami, FL 33137	3,558,146	(2)	7.50%
MTZ Fund, LLC 4100 NE 2nd Ave, Suite 302, Miami, FL 33137	1,777,344	(2)	3.74%
Kenges Rakishev c/o SAT & Company 241 Mukanova Street Almaty Kazakhstan 050008	7,677,835	(3)	16.18%
Novatus Holding PTE. Ltd. 22B Duxton Hill Singapore 089605, Republic of Singapore	7,320,751	(3)	15.43%
Oleg Firer c/o Net Element, Inc. 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160	3,380,655		7.12%
Steven Wolberg c/o Net Element, Inc. 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160	892,862		1.88%
James Caan 2791 Hutton Drive Beverly Hills, CA 90210	150,131		0.32%
Jonathan New c/o Net Element, Inc. 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160	266,137	(4)	0.56%
David P. Kelley II 64 Horseshoe Road Darien, CT 06820	37,750	(5)	0.08%
William Healy 16W281 83rd Street, Suite B Burr Ridge, IL 60527	75,200		0.16%
Drew Freeman 2542 Nassau Lane Fort Lauderdale. FL 33312	-		0.00%
Beno Distribution, Ltd. P.O. Box 146, Road Town, Tortola, British Virgin Islands VG 1110	4,538,737	(6)	9.56%
Cayman Invest S.A. A Little Denmark Complex 147 Main Street P.O. Box 4473 Road Town, Tortola, D8 VG 1110	4,102,491	(7)	9.28%
Mayor Trans Ltd. 103 Sham Peng Tong Plaza, Victoria Mahe, Seychelles	4,018,688 (8)		8.47%
All directors and executive officers as a group (8 persons)	12,480,570		26.30%

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(1)	Applicable percentage ownership is based on 47,460,032 shares of common stock outstanding as of May 6, 2015, together with securities exercisable or convertible into shares of common stock within 60 days of May 6, 2015 for each stockholder. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. The shares issuable pursuant to the exercise or conversion of such securities are deemed outstanding for the purpose of computing the percentage of ownership of the security holder, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.

(2)	All information regarding shares that may be beneficially owned by Mr. Zoi is based on information disclosed in Forms 3 and 4 filed by Mr. Zoi. Represents: (i) 144 shares of common stock held directly by Mr. Zoi; (ii) 1,102,029 shares of common stock held by MZ Capital, LLC (Delaware); (iii) 3,558,146 shares of common stock held by TGR Capital, LLC; and (iv) 1,777,344 shares of common stock held by MTZ Fund, LLC. Mr. Zoi shares with each of Enerfund, LLC, TGR Capital, LLC, MZ Capital LLC (Delaware) and MTZ Fund, LLC the power to vote or direct the vote, and to dispose or direct the disposition of, the respective shares of common stock beneficially owned by those entities.

(3)	All information regarding shares that may be beneficially owned by Kenges Rakishev is based on information disclosed in a Schedule 13D/A filed jointly by Mr. Rakishev, Mark Global Corporation and Novatus Holding PTE. Ltd. with the Commission and on the information available to us. Mr. Rakishev may be deemed to have beneficial ownership of 7,677,835 shares of Common Stock consisting of (i) 357,084 shares of Common Stock held directly by Mr. Rakishev and (ii) 7,320,751 shares of common stock held directly by Novatus Holding PTE. Ltd. Mr. Rakishev has sole voting power and sole dispositive power over 357,084 shares of common stock and shared voting power and shared dispositive power over 7,320,751 shares of common stock.

(4)	Includes 5,749 shares of Common Stock held by Mr. New’s spouse and 10,749 shares of common stock held by Mr. New’s son.

(5)	Includes (a) 23,750 shares of common stock for serving as a director of the Company; and (b) 14,000 shares of common stock issuable upon exercise of warrants with an exercise price of $7.50 per share and an expiration date of October 2, 2017.

(6)	Mr. Nurlan Abduov may be deemed to share beneficial ownership of the security held by Beno Distribution, Ltd. by virtue of his status as the sole shareholder of Beno Distribution, Ltd. All information regarding shares that may be beneficially owned by Mr. Abduov is based on information disclosed in Schedule 13D/A filed jointly by Mr. Abduov and Beno Distribution, Ltd. Mr. Abduov disclaimed beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

(7)	Mrs. Anashkhan Gabbazova may be deemed to share beneficial ownership of the security held by Cayman Invest S.A. by virtue of her status as the sole director and shareholder of Cayman Invest S.A. All information regarding shares that may be beneficially owned by Mrs. Anashkhan Gabbazova is based on information disclosed in Schedule 13D/A filed jointly by Mrs. Anashkhan Gabbazova and Cayman Invest S.A.

(8)	Mr. Rufat Baratzada may be deemed to share beneficial ownership of the security held by Mayor Trans Ltd. by virtue of his status as the sole shareholder of Mayor Trans Ltd. All information regarding shares that may be beneficially owned by Mr. Baratzada is based on information disclosed in Schedule 13D filed jointly by Mr.Baratzada and Mayor Trans Ltd.

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DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Company and their respective ages, and positions with the Company and certain business experience as of March 31, 2015 are set forth below. There are no family relationships among any of the directors or executive officers.

There are no material legal proceedings to which any director or executive officer of the Company, or any associate of any director or executive officer of the Company, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Name	Age	Position
Oleg Firer	37	Chief Executive Officer & Director
Steven Wolberg	55	Chief Legal Officer & Secretary
Jonathan New	54	Chief Financial Officer
Kenges Rakishev	35	Chairman
William Healy	50	Director
Drew Freeman	57	Director
David P. Kelley II	57	Director
James Caan	75	Director

Each of our directors will hold office until our next annual meeting of stockholders at which directors are elected or until his successor is duly elected and qualified. Executive officers serve at the discretion of the Board of Directors.

Oleg Firer, Chief Executive Officer and Director. Mr. Firer has served as Chief Executive Officer and a director of the Company since April 16, 2013. Previously, Mr. Firer served as Executive Chairman of Unified Payments, LLC from January 2011 until its acquisition by the Company’s subsidiary, TOT Group, Inc., on April 16, 2013. From July 2004 until December 2012, Mr. Firer served as President, Chief Executive Officer and Secretary (and from May 2006 until December 2012 as Treasurer and from May 2008 until December 2012 as Chief Financial Officer) of Acies Corporation, a provider of payment processing solutions to small and medium size merchants across the United States. Mr. Firer also served as a director of Acies Corporation from May 2005 until December 2012. Mr. Firer served as the President of GM Merchant Solution, Inc. (from August 2002) and Managing Partner of GMS Worldwide, LLC (from August 2003) until their assets were acquired by Acies Corporation in June 2004. From November 2002 to December 2003, Mr. Firer served as the Chief Operating Officer of Digital Wireless Universe, Inc. From December 2001 to November 2002, Mr. Firer served as the Managing Partner of CELLCELLCELL, LLC. From March 1998 to December 2001, Mr. Firer served as Vice President of SpeedUS Corp. Mr. Firer studied Computer Science at New York Technical College from 1993 to 1995. Mr. Firer currently serves as a member of Star Capital Management, LLC and Star Equities, LLC, Florida-based investment group. In addition, Mr. Firer serves as a board member of InList, RealConnex and several non-for-profit organizations. The Company believes that Mr. Firer’s leadership roles in various payment processing companies makes him qualified to serve as a director of the Company.

Steven Wolberg, Chief Legal Officer and Secretary. Mr. Wolberg has been Chief Legal Officer and Secretary of the Company since April 16, 2013. Previously, Mr. Wolberg served in various capacities with Acies Corporation from approximately January 2009 until December 2012, including as a consultant from approximately January 2009 until October 2009, as a director from October 30, 2009 until December 2012 and as Chief Strategy Officer from March 1, 2010 until December 2012. Mr. Wolberg currently operates a solo law practice in Newton, Massachusetts, Attorney Steven Wolberg, which he has operated since January 1997. Mr. Wolberg served as Chief Counsel and Vice President of Corporate Development for Mascot Networks in Cambridge, Massachusetts from January 2000 to September 2001. Since September 1996, Mr. Wolberg has served as president of Oakland Properties, Inc., a real estate development company. From February 1993 to December 1994, Mr. Wolberg served as an attorney in the real estate and corporate divisions of Brown and Rudnick in Boston, Massachusetts. From March 1988 to November 1991, Mr. Wolberg was a partner with the law firm of Jordaan and Wolberg in Johannesburg, South Africa. From January 1986 to February 1988, Mr. Wolberg was employed as an attorney with Goodman and North in Johannesburg, South Africa. Mr. Wolberg also currently owns and serves as the Managing Member of Prime Portfolios, LLC, which holds a private investment portfolio of payment processing companies. Mr. Wolberg received his Bachelor of Arts from the University of Witwatersrand in Johannesburg, South Africa, his Bachelors of Laws from the University of Witwatersrand, in Johannesburg, South Africa, and his Juris Doctorate from the New England School of Law in Boston, Massachusetts. Mr. Wolberg is a member of the Massachusetts Bar Association.

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Jonathan New, Chief Financial Officer. Mr. New has been Chief Financial Officer of the Company since October 2, 2012. Mr. New was Chief Financial Officer of the Company’s predecessor, Net Element, from March 10, 2008 until October 2, 2012. From 2001 to 2003, Mr. New was Chief Operating Officer of Ener1, Inc. From 2004 until it was sold in 2006, Mr. New owned and operated Wholesale Salon Furniture Corp.com, which imported and distributed salon equipment. Thereafter, until joining Net Element, Mr. New provided services to public companies on a variety of corporate accounting, reporting and audit related issues. Prior to joining Ener1, Inc. in 2001, Mr. New held finance manager and chief financial officer positions with companies including Häagen-Dazs, Virtacon (a web development company), RAI Credit Corporation (private label credit card company) and Prudential of Florida. Mr. New obtained his BS in Accounting from Florida State University and began his career with Accenture. He is a member of the Florida Institute of Certified Public Accountants and the American Institute of Certified Public Accountants.

Kenges Rakishev, Chairman. Mr. Rakishev has been a director of the Company and Chairman of the Company’s Board of Directors since October 2, 2012. Mr. Rakishev served as a director of the Company’s predecessor, Net Element, from April 23, 2012 until October 2, 2012. Mr. Rakishev is one of the Forbes Top 15 wealthiest, most influential and progressive business leaders of the Republic of Kazakhstan with significant investments in banking, finance, insurance, information technology, oil & gas, mining, manufacturing and retail business sectors worldwide. Mr. Rakishev is a large shareholder and member of the board of the largest bank in Kazakhstan, Kazkommertsbank (KASE: KKGB), with over US$250 billion in total assets, large shareholder and Chairman of SAT & Company (KASE: SATC), a diversified industrial holding, among his numerous other investments.Throughout his career, Kenges has served in several notable positions in the public sector including Vice-President of the Union of Chambers of Commerce of the Republic of Kazakhstan, Vice-President of The Boxing Association of Republic of Kazakhstan and Vice-President of the Asian Boxing Confederation. Mr. Rakishev holds a B.A. (Law) from the Kazakh State Law Academy and a B.A. (International Economics) from the Kazakh Economic University. Mr. Rakishev also has an AMP Diploma from Oxford University. We believe that Mr. Rakishev’s international business leadership and relationships, combined with his extensive knowledge and unique perspectives of global business opportunities, qualifies him to serve as a Director of the Company.

William Healy, Director. Mr. Healy is an accomplished financial services industry veteran with more than 24 years of merchant financing and electronic payments industry experience. Mr. Healy is currently the President of Funds4Growth, a leading investment firm focused on financing of payment service providers in the United States. Since launching Funds4Growth, Mr. Healy has successfully structured and financed in excess of $150 million in merchant base loans. Prior to his tenure at Funds4Growth, Mr. Healy founded MBF Leasing, LLC in November of 2003, where he was responsible for strategic planning along with the financial and operational management of MBF Leasing. Prior to that, Mr. Healy spent 13 years with the CIT Group, Inc., where he was the President of CIT’s Lease Finance Group out of Chicago, Illinois, overseeing more than 150 employees involved in over 225,000 leasing transactions, and in excess of $125 million in merchant base financings. Prior to joining CIT, Mr. Healy held several senior level positions with NewCourt Financial, including Chief Operating Officer of the Specialty Finance Division. He is a graduate of the University of Notre Dame with a Bachelor’s degree in Accounting. We believe that Mr. Healy’s extensive knowledge in the payments industry qualifies him to serve as a director of the Company.

Drew J. Freeman, Director. Mr. Freeman is an accomplished industry veteran with more than 30 years of electronic payments industry experience. Mr. Freeman is currently the President of Freeman Consulting, Inc., a payments consulting firm that works with private equity and ISOs. Prior to that, Mr. Freeman served as President of Merchant Data Systems from 2009 to 2013, Group Executive at Chase Paymentech from 2006 to 2007, and Executive Vice President at JP Morgan Chase-First Data JV (Chase Merchant Services) from 2000 to 2006. Mr. Freeman earned a business degree from the University of Miami in 1980. We believe that Mr. Freeman’s extensive knowledge in the payments industry qualifies him to serve as a director of the Company.

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David P. Kelley II, Director. Mr. Kelley has served as a director of the Company since August 2010. Mr. Kelley is a partner of Zenith Capital Partners, LLC, a private equity firm located in New York, where he has served since 2006, and a founding partner of Andover Partners Strategic Security Solutions, LLC (AP-S3, LLC), a security and intelligence consulting firm, where he has served since December 2009. From 1985 to 1988, Mr. Kelley was a tax lawyer in the law firm of Brown and Wood located in New York. From 1988 to 1991, Mr. Kelley worked at Merrill Lynch in New York, where he was promoted to a Director of the Global Swap Group. From 1991 to 1994, Mr. Kelley was a Managing Director at UBS Securities in New York, in charge of the U.S. Structured Products Group. From 1994 to 1998, Mr. Kelley was a Managing Director and Head of the Global Structured Products Group at Deutsche Bank Securities in New York. From 1998 to 2006, Mr. Kelley was a Managing Director of Integrated Capital Associates, a private equity firm located in New York. Mr. Kelley is currently a Director of the Apex-Guotai Junan Greater China Fund, headquartered in Hong Kong. Mr. Kelley graduated from Emory University with a BA degree in 1979. He graduated with a J.D. degree from Temple University School of Law in 1983, and he received an L.L.M. in Taxation from New York University School of Law in 1985. We believe that Mr. Kelley’s experience as a consultant and member of multiple different oversight bodies, provides him with the necessary skills to be qualified to serve as a director of the Company.

James Caan, Director. Mr. Caan has been a director of the Company since October 2, 2012. Mr. Caan served as a director of the Company’s predecessor, Net Element, from January 1, 2011 until October 2, 2012. Mr. Caan also has been Chairman of the Advisory Board of Openfilm since October 12, 2009. Pursuant to Mr. Caan’s advisory agreement with Openfilm, Mr. Zoi and Mr. Kozko are obligated to vote their shares in the Company in favor of Mr. Caan as a director of the Company until December 14, 2013. Mr. Caan is an actor and director, having worked in the film and television industries for over 40 years, and he is one of the entertainment industry’s most renowned talents, having starred in over 80 films. We believe that Mr. Caan’s position with Openfilm, as well as his tenure working as an actor and director in the film and television industry, qualifies him to serve as a director of the Company.

Board Leadership Structure

While the Board does not currently have a policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate, two individuals currently separately serve as Chairman of the Board and Chief Executive Officer of the Company. The Board believes that it should be free to decide from time to time in any manner that is in the best interests of the Company and its shareholders whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate.

Risk Oversight Functions

The Board, in fulfilling its oversight role, focuses on the adequacy of our enterprise-wide risk management policies and procedures. The audit committee has been designated to take the lead in overseeing risk management at the Board level. The audit committee is responsible for discussing guidelines and policies to govern the processes by which risk assessment and management is undertaken and handled, and discussing with management the Company's major financial risk exposures and the steps management takes to monitor and control such exposures. Although the Board's primary risk oversight has been assigned to the audit committee, the full Board also receives information about the most significant risks that the Company faces.

Board Meetings and Committees of the Board

The Board of Directors held 1 meeting and acted by unanimous written consent in lieu of a meeting 7 times during the fiscal year ended December 31, 2014. All directors attended 75% or more of all of the meetings of the Board of Directors in 2014. The Board currently includes four nonemployee, independent members – David P. Kelley II, William Healy, Drew Freeman, and James Caan. Each of Messrs. Kelley, Healy, Freeman, and Caan is an "independent director" as defined under NASDAQ Listing Rule 5605(a)(2). A majority of our Board members are independent directors, as four out of the six members of the Board qualify as independent under the NASDAQ listing standards and the rules of the Commission.

On November 26, 2012, the Board established its audit committee, compensation committee and nominating and governance committee, the composition and responsibilities of which are described below. Each committee operates pursuant to a written charter, which is reviewed each year. All committee charters are available in the "Investors—Corporate Governance" section of our Internet website at http://www.netelement.com/. The audit committee held 6 meetings during the fiscal year ended December 31, 2014. The compensation committee acted by unanimous written consent in lieu of a meeting 2 times during the fiscal year ended December 31, 2014. The nominating and governance committee acted by unanimous written consent in lieu of a meeting 1 time during the fiscal year ended December 31, 2014.

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The Board has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which is currently comprised of David P. Kelley II (audit committee chairman), Drew Freeman, William Healy, and James Caan. The audit committee's responsibilities and other matters related to the audit committee are discussed below under "Audit Committee Report."

Messrs. Kelley, Healy and Caan serve on the compensation committee of the Board of Directors. The Board has adopted a written compensation committee charter, which is reviewed each year. The compensation committee is responsible for determining, or recommending to the Board for determination, the compensation of the executive officers and directors of the Company.

Messrs. Kelley, Healy and Caan serve on the nominating and governance committee of the Board of Directors. The nominating and governance committee's responsibilities and other matters related to the nominating and governance committee are discussed below under "Director Nominations."

Director Nominations

The nominating and governance committee of the Board operates pursuant to a written charter, which is reviewed each year. The nominating and governance committee is responsible for the identification of individuals qualified to become members of the Board, the selection or recommendation of the director nominees for annual meetings of shareholders, the selection of director candidates to fill any vacancies on the Board, recommendation of corporate governance principles and related responsibilities. Criteria considered by the nominating and governance committee in identifying and evaluating director nominees include experience in corporate governance, experience in, or relationships within, the Company's industries, academic or professional expertise, reputation for high moral and ethical standards, business and professional standing that will add to the Board's stature, business experience, skills and time availability, and the diversity of the skills, background and experience of Board members as a whole. In addition, it is a primary objective of the nominating and governance committee to assure that the Board and its committees satisfy the independence requirements of NASDAQ and any other applicable self-regulatory or regulatory requirements. The nominating and governance committee's policy with regard to the consideration of diversity in identifying director nominees requires the committee to consider the diversity of the skills, background and experience of Board members as a whole as one of many other criteria that may be considered in recommending candidates for election or appointment to the Board; however, this policy does not require that the composition of the Board be diverse in any manner or that persons identified as director nominees must promote or enhance the diversity of the Board.

The nominating and governance committee will consider director candidates recommended by shareholders and will evaluate such candidates on the same basis as candidates recommended by other sources. Shareholder recommendations must meet the requirements set forth in the Company's bylaws, including providing all of the information specified in the bylaws. The notice must be submitted to the Secretary of the Company, at the principal executive offices of the Company, 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160. In order to ensure review and consideration of any shareholder's recommendation, the notice generally must be received not less than 60 days nor more than 90 days prior to the first anniversary of this year's annual meeting. However, if next year's annual meeting is to be held more than 30 days before or 60 days after the anniversary of this year's annual meeting, notice must be received no later than the later of 70 days prior to the date of the meeting or the 10th day following the Company's public announcement of next year's annual meeting date. The Secretary will present such recommendations to the nominating and governance committee. The nominating and governance committee will identify potential candidates through recommendations from the Company's officers, directors, shareholders and other appropriate third parties.

In 2014, the Company did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. Although the Company is not currently paying a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees, the Company may engage a third-party search firm in the future.

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Executive Compensation

The following table further summarizes the compensation paid to the Company's directors for service as a director during 2014:

Director Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Kenges Rakishev	$11,250	$52,050	$-	$-	$-	$-	$63,300
David P. Kelley II	$53,750	$52,050	$-	$-	$-	$-	$105,800
James Caan	$7,500	$52,050	$-	$-	$-	$-	$59,550
Felix Vulis (resigned May 21, 2014)	$2,083	$13,013	$-	$-	$-	$-	$15,096
William Healy	$5,000	$26,025					$31,025
Drew J. Freeman	$2,917	$30,363					$33,280

The following table sets forth information for the fiscal years ended December 31, 2014 and 2013 with respect to all compensation paid to or earned by our Chief Executive Officer and our two most highly compensated executive officers other than our Chief Executive Officer who were serving as executive officers at the end of the last completed fiscal year. We refer to these individuals as the “named executive officers.”

				Stock	Option	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Awards ($)	Awards ($)	Compensation ($)	Total ($)
Oleg Firer, Chief	2014	$300,000	$300,000	$2,175,970	$-	$29,722	$2,805,692
Executive Officer of Net Element	2013	$170,125	$212,500	$-	$-	$57,521	$440,146
Steven Wolberg, General Counsel and	2014	$200,000	$-	$222,026	$-	$11,722	$433,748
Secretary of Net Element	2013	$114,328	$-	$-	$-	$8,126	$122,454
Irina Bukhanova, Chief Financial Officer	2014	$136,286	$4,536	$156,087	$-	$-	$296,909
of Russia	2013	$97,446	$5,116	$-	$-	$-	$102,562

Outstanding Equity Awards

Outstanding equity awards at December 31, 2014 consists of 1,563,509 shares of restricted stock granted to key executives for 2014 and 2015 base stock awards. We will record a compensation charge of $3,739,159 throughout 2015 and 2016 as the 1,563,509 shares vest each quarter.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the Commission initial reports of ownership and reports of change in ownership of common stock and other equity securities of the Company. Directors, officers and greater than ten percent stockholders are required by Commission regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, the following persons have failed to file on a timely basis the identified reports required by Section 16(a) of the Exchange Act during the most recent fiscal year:

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Name and Relationship	Number of late reports	Transactions not timely reported	Known failures to file a required form
Mike Zoi, 10% owner	2	6	0
Oleg Firer, Chief Executive Officer & Director	1	1	0
Steven Wolberg, Chief Legal Officer and Secretary	1	1	0
James Caan, Director	1	1	0
Dmitry Kozko, former President & former Director	1	2	0
William Healy, Director	1	1	0
David P. Kelley II, Director	1	1	0
Felix Vulis, former Director	2	2	0
Kenges Rakishev, Director and 10% owner	1	1	0

Certain Relationships and Related Transactions

On September 25, 2013, the Company entered into a contribution agreement with T1T Lab and T1T Group, LLC, pursuant to which, on September 25, 2013, the Company contributed to T1T Lab all of its membership and participation interests in its subsidiaries Openfilm, LLC, Motorsport, LLC, Splinex, LLC, LegalGuru, LLC and MUSIC 1 LLC (aka OOO Music1) (collectively, the “Disposed Subsidiaries”). The Disposed Subsidiaries constitute all of the Company’s interests in online media businesses and operations (referred to herein collectively as the Company’s “entertainment assets”). Pursuant to the contribution agreement, the Company agreed to make an initial capital contribution to T1T Lab in the amount of $1,259,000, payable in full or in installments when requested by T1T Lab but in no event later than within the 12-month period after September 25, 2013 (unless such period is mutually extended in writing by the Company and T1T Group, LLC). Subject to T1T Lab’s prior written approval, a portion of the Company’s initial capital contribution could have been made in the form of future services provided by the Company, with the value of such services to be agreed upon in writing between the Company and T1T Group, LLC prior to providing such services. The amount of the Company’s initial capital contribution is a negotiated amount required for T1T Lab to acquire the Disposed Subsidiaries. In exchange for such contributions, the Company was issued a 10% membership interest in T1T Lab and T1T Lab assumed $2,162,158 in liabilities (including $2,000,000 owed by the Company to K 1 Holding Limited pursuant to a promissory note dated May 13, 2013) related to the Disposed Subsidiaries. In addition, all intercompany loans payable by the Disposed Subsidiaries to the Company, on the one hand, and by the Company to the Disposed Subsidiaries, on the other hand, were forgiven by the Company and by T1T Lab (as applicable). Total intercompany loans forgiven by the Company (net of the total intercompany loans forgiven by the Disposed Subsidiaries) was approximately $9,864,602. Such intercompany loans forgiveness did not have an impact of the profit and loss of the Company. Further, pursuant to the contribution agreement, T1T Group, LLC agreed to contribute to T1T Lab from time to time when requested by T1T Lab such services and/or cash as determined by T1T Group, LLC in its sole and absolute discretion in order to manage and operate the Disposed Subsidiaries and their respective businesses. In exchange for such contributions, T1T Group, LLC was issued a 90% membership interest in T1T Lab. From September 25, 2013 to February 11, 2014, the Company indirectly owned a minority interest in the Disposed Subsidiaries through its 10% membership interest in T1T Lab, LLC. On February 11, 2014, the Company executed an Assignment of Membership Interest in favor of T1T Group, LLC. Pursuant to such assignment, the Company transferred to T1T Group, LLC all of the Company’s Interests in T1T Lab in consideration for the Company being released from all of its obligations to T1T Lab (including the obligations to make capital contributions to T1T Lab. Upon such assignment, the Company has no further interests or obligations to T1T Lab, and T1T Group, LLC now owns a 100% membership interest in T1T Lab. Oleg Firer, previously appointed as an “Executive” of T1T LAB, LLC, resigned his position with that entity effective February 11, 2014.

As a result of the Company’s contribution of the Disposed Subsidiaries, the Company now has only one reportable business segment, consisting of mobile commerce and payment processing. The Company disposed of its entertainment assets in order to focus its business operations on mobile payments, transactional services and related technologies and to reduce the significant expenses associated with developing and maintaining the entertainment assets. T1T Group, LLC is wholly-owned by Enerfund, LLC (which is wholly-owned by Mike Zoi, a stockholder of the Company).

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In September 2012, TOT Money entered into a factoring agreement with Alfa-Bank. Pursuant to the agreement, as amended (as amended and supplemented prior to the date hereof by supplement agreements, the “Factoring Credit Facility”), TOT Money assigned to Alfa-Bank its accounts receivable as security for financing for up to 300 million Russian rubles (approximately $9.8 million in U.S. dollars at time of signing). The amount loaned by Alfa-Bank pursuant to the Factoring Credit Facility with respect to any particular account receivable is limited to 80% of the amount of the account receivable assigned to Alfa-Bank. Pursuant to the Factoring Credit Facility, Alfa-Bank is required to track the status of TOT Money’s accounts receivable, monitor timeliness of payment of such accounts receivable and provide related services. Interest on the factoring arrangement ranged from 9.70% to 11.95% annually of the amounts borrowed, with servicing fees ranging from 10 Russian rubles (approximately $0.33 in U.S. dollars) to 100 Russian rubles (approximately $3.28 million in U.S. dollars) per account receivable. TOT Money’s obligations under the Factoring Credit Facility also are secured by a guarantee given by AO SAT & Company. AO SAT & Company is an affiliate of Kenges Rakishev, who is the Chairman of the Board of Directors of the Company and a shareholder. The Factoring Credit Facility expired on April 20, 2014 and was repaid.

On September 17, 2014, TOT Money entered into the Supplement Agreement No. 14 and the Supplement Agreement No. 15 with Alfa-Bank (“Amendment No. 15”), which renewed and amended the Factoring Credit Facility. Pursuant to such amendments, the Factoring Credit Facility was renewed and will expire on June 30, 2016, the maximum aggregate limit of financing (secured by TOT Money’s accounts receivable) to be provided by Alfa-Bank to TOT Money under the Factoring Credit Facility was increased to 415 million Russian rubles (approximately US$ 10,814,614 based on the currency exchange rate on September 17, 2014), Alfa-Bank’s compensation fees (commissions) for providing financing to TOT Money was amended to be computed as a financing rate that ranges from 13.22% to 14.50% of the amounts borrowed, depending upon the number of days in the period from the date financing is provided until the date the applicable account receivable is paid, and the maximum amount of financing on account of the monetary claim assigned by TOT Money to debtor was increased from 80% to 100% of the assigned amount of monetary claim against which the financing is affected. This financing is a factoring facility in which TOT Money could assign to the bank certain (but not all) of its accounts receivable suitable to the lender under such facility as security for financing.  Accordingly, the amounts of our draws under such facility from time to time will depend on the amounts of the accounts receivable suitable for such assignment as of the time we choose to draw under such facility.  We have not drawn any funds under such credit facility.

In August 2012, TOT Money entered into a Credit Agreement with Alfa-Bank. Pursuant to the Credit Agreement, Alfa-Bank agreed to provide a line of credit to TOT Money with the credit line limit set at 300 million Russian rubles (approximately $9.8 million in U.S. dollars). The interest rate on the initial amount borrowed of 53.9 million rubles (approximately $1.8 million in U.S. dollars) under the Credit Agreement is 3.55% per annum. The loan was secured by 55.0 million rubles of restricted cash (approximately $1.8 million in U.S. dollars). Alfa-Bank had the unilateral right to change the interest rate on amounts borrowed under the Credit Agreement from time to time in the event of changes in certain market rates or in Alfa-Bank’s reasonable discretion, provided that the interest rate may not exceed 14% per annum. Interest must be repaid on a monthly basis on the 25th of each month. Amounts borrowed under the Credit Agreement must be repaid within six months of the date borrowed. TOT Money’s obligations under the Credit Agreement are secured by a pledge of TOT Money’s deposits in its deposit account with Alfa-Bank and by a guarantee given by AO SAT & Company. The line of credit expired on May 20, 2014 and we did not renew this Credit Agreement.

On November 24, 2014, TOT Money entered into a financing agreement with Bank Otkritie, one of Russia’s largest private listed banks. This financing is complementary to the Company’s Alfa-Bank factoring facility and provides additional flexibility and capacity to expand our presence in Russia’s transactional services market. In conjunction with the Alfa-Bank factoring agreement, TOT Money will have approximately $15 million of available credit to help fund its growth. Per the three-year Agreement, TOT Money will assign to Bank Otkritie its accounts receivable as security for financing in an aggregate amount of up to 200 million Russian rubles (approximately USD $4.2 million based on the currency exchange rate as of the close of business November 17, 2014) provided by Bank Otkritie to TOT Money. Included in this Agreement, Moscow-based Bank Otkritie will track the status of TOT Money’s account receivables, monitor timeliness of payment of such accounts receivable, and provide related services. Oleg Firer, our Chief Executive Officer, has personally guaranteed our financing agreement with Bank Otkritie. This financing is a factoring facility in which TOT Money could assign to the bank certain (but not all) of its accounts receivable suitable to the lender under such facility as security for financing.  Accordingly, the amounts of our draws under such facility from time to time will depend on the amounts of the accounts receivable suitable for such assignment as of the time we choose to draw under such facility.  We have not drawn any funds under such credit facility. Oleg Firer, our Chief Executive Officer, has personally guaranteed this loan.

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In March of 2015, Star Equities LLC, a company associated with our CEO, Oleg Firer, provided a loan to the Company in the amount of $125,000 to pay the invoices from the Company’s investor relations consultant.

Audit Committee Report

The audit committee of the Board consists of four non-employee directors, David P. Kelley II (audit committee chairman), Drew Freeman, William Healy and James Caan. The audit committee operates under a written charter, which is reviewed each year and is available in the "Investors—Corporate Governance" section of our Internet website at http://www.netelement.com/. The Board of Directors has determined that David P. Kelley II is financially sophisticated as described in NASDAQ Listing Rule 5605(c)(2) and qualifies as an "audit committee financial expert" as defined in Item 407(d)(5) of Regulation S-K. We believe that the audit committee's current member composition satisfies the rules of NASDAQ that govern audit committee composition, including the requirement that audit committee members all be "independent directors" as that term is defined by NASDAQ Listing Rule 5605(a)(2).

The audit committee monitors and oversees the Company's accounting and financial reporting process on behalf of the Board, reviews the independence of its independent registered public accounting firm and is responsible for approving the engagement of its independent registered public accounting firm for both audit services and permitted non-auditing services, the scope of audit and non-audit assignments and fees related to all of the foregoing, and also is responsible for reviewing the accounting principles used in financial reporting, internal financial auditing procedures, the adequacy of the internal control procedures and critical accounting policies.

Management is responsible for the Company's financial statements, systems of internal control and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board and issuing reports thereon. The audit committee's responsibility is to monitor and oversee these processes.

The audit committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention it deems necessary or appropriate to fulfill its oversight responsibilities under the audit committee's charter. In this context, the audit committee discussed with Daszkal Bolton LLP the results of its audit of the Company's financial statements for the year ended December 31, 2014.

Specifically, the audit committee has reviewed and discussed with the Company's management the audited financial statements, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting. In addition, the audit committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and any other matters required to be discussed under generally accepted auditing standards. These discussions included the scope of the independent registered public accounting firm's responsibilities, significant accounting adjustments, any disagreement with management and a discussion of the quality (not just the acceptability) of accounting principles, reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The independent registered public accounting firm provided the audit committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and the audit committee discussed with the independent registered public accounting firm that firm's independence. During fiscal year 2014, the Company retained its former independent registered public accounting firm, Daszkal Bolton, LLP, for the audit of the fiscal year 2014 financial statements and the reviews of the Company's 2014 quarterly reports on Form 10-Q.

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Based on the reviews and discussions referred to above, the audit committee recommended to the Board that the audited financial statements, together with Management's Discussion and Analysis of Financial Condition and Results of Operations, included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the Commission.

Submitted by the Audit Committee of the Board of Directors.

David P. Kelley II, Chairman
Drew Freeman
William Healy
James Caan.

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PROPOSAL 1

ELECTION OF DIRECTORS

Six directors, which will constitute the entire Board, are to be elected at the annual meeting to hold office until the annual meeting of shareholders next succeeding their election and until their respective successors are elected and qualified or as otherwise provided in the bylaws of the Company. The Board has designated the persons listed below to be nominees for election as directors. Each of the nominees is currently serving as a director of the Company. Each of the nominees has consented to being named in the proxy statement and to serve if elected. The Company has no reason to believe that any of the nominees will be unavailable for election. However, should any nominee become unavailable, the Board may designate a substitute nominee or authorize a lower number of directors. Each proxy will be voted for the election to the Board of all of the Board's nominees unless authority is withheld to vote for all or any of those nominees.

Name	Director Since
Oleg Firer	April 2013
Kenges Rakishev	October 2012
David P. Kelley II	August 2010
James Caan	October 2012
Drew Freeman	May 2014
William Healy	June 2014

For biographical and other information (including their principal occupation for at least the past five years) regarding the director nominees, see "DIRECTORS AND EXECUTIVE OFFICERS."

Required Vote

The nominees for director will be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy at the annual meeting and entitled to vote. Abstentions and broker non-votes are not counted in determining the number of shares voted for or against any nominee for director. As a result, abstentions and broker non-votes have no effect on Proposal 1.

The Board recommends a vote FOR the election of each of the nominees listed above.

PROPOSAL 2

APPROVAL OF AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK TO 300 MILLION SHARES

The Board has recommended that the Company's shareholders approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of authorized common stock to 300 million shares. A copy of the proposed Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation is attached as Appendix "A" hereto.

Reason for the Increase of Authorized Shares

The Board believes that an increase of the number of shares of authorized common stock is necessary in anticipation of future capital-raising transactions. Prior to the proposed increase of the number of shares of authorized Common Stock (i.e., without giving effect to the amendment to the Company’s Amended and Restated Certificate of Incorporation), (a) 200,000,000 shares of Common Stock are authorized, of which 46,911,282 shares of Common Stock were issued and outstanding as of May 4, 2015; and (b) 1,000,000 shares of the Company’s preferred stock are authorized for issuance, of which, 5,500 shares of the Preferred Stock are issued or outstanding as of May 4, 2015.

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18,179,516 shares of Common Stock are currently reserved for issuance pursuant to the Company’s securities (other than the securities issued or issuable pursuant to the Certificate of Designations, the Preferred Purchase Agreement and related documents, the Notes, the Warrants and the Note Purchase Agreement and related documents) exercisable or exchangeable for, or convertible into, Common Stock.

In addition, initially, 9,501,850 shares of Common Stock are currently reserved for the issuance pursuant to the terms of the Certificate of Designations upon conversion, amortization, payment of dividends, as part of the make-whole amount or otherwise of, or with respect to, the Preferred Stock issued pursuant to the Preferred Purchase Agreement.

Further, (a) 25,000,000 shares of Common Stock are currently reserved for the issuance pursuant to the terms of the Notes upon conversion, amortization, payment of interest, and as part of the make-whole amount, or otherwise of, or with respect to, the Notes and (b) the amount of shares equal to 130% of the maximum number of the shares of Common Stock issuable pursuant to the Warrants, each as of the trading day immediately preceding the applicable date of determination (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants) is reserved for the issuance(s) from time to time in connection with the exercise of the Warrants.

None of the shares of Company’s preferred stock is reserved for issuance.

Effect of the Increase of Authorized Shares

The additional shares of common stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of common stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our common stock, the future issuance of additional shares of common stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders.

At present, the Board of Directors has no immediate plans to issue the additional shares of common stock to be authorized by Proposal 2. However, it is possible that some of these additional shares could be used in the future for various other purposes without further stockholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other market on which our securities may then be listed. These potential purposes may include: raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, and expanding the Company’s business or product lines through the acquisition of other businesses or products. For such potential purposes, the Company filed on October 16, 2014 a shelf registration statement (the “Shelf Registration Statement”) with the SEC for an aggregate offering amount of the Company’s securities with a value of up to $50,000,000, consisting of a combination of the shares of the Company’s common stock and preferred stock, the warrants to purchase shares of common stock of the Company, the units comprised of one or more of the other classes of securities in any combination and the subscription rights to purchase common stock, preferred stock or other securities in any combination.

We could also use the additional shares of common stock that will become available to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. Although the proposal to increase the authorized common stock has not been prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that Proposal 2 could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which stockholders of the Company might otherwise receive a premium for their shares over then current market prices. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company's stockholders at all times.

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Required Vote

The proposal to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of authorized common stock to 300 million shares will be approved if a majority of the outstanding shares entitled to vote on the proposal vote for approval of Proposal 2. As a result, abstentions and broker non-votes will have the same effect as a vote against Proposal 2.

The Board recommends a vote FOR the proposal to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of authorized common stock to 300 million shares.

PROPOSAL 3

APPROVAL OF THE ISSUANCE BY THE COMPANY, FOR PURPOSES OF THE NASDAQ LISTING RULES 5635(a) AND 5635(d), OF COMMON STOCK ISSUED AND ISSUABLE PURSUANT TO THE TERMS OF THE CERTIFICATE OF DESIGNATIONS OF THE PREFERRED STOCK UPON CONVERSION, AMORTIZATION, PAYMENT OF DIVIDENDS, AS PART OF THE MAKE-WHOLE AMOUNT OR OTHERWISE OF, OR WITH RESPECT TO, THE PREFERRED STOCK, IN EACH CASE, WITHOUT GIVING EFFECT TO THE EXCHANGE CAP

Background and Reasons for the Transaction

On April 30, 2015, the Company entered into a Securities Purchase Agreement with certain qualified institutional investors and certain institutional accredited investors (the "Preferred Purchase Agreement"), pursuant to which we issued to the Investors 5,500 shares of Series A Convertible Preferred Stock, $0.01 par value per share (the “Preferred Stock”), for $1,000 per share, for an aggregate consideration of $5,500,000 (the “Transaction”). The material terms of the Preferred Stock are described below.

Revere Securities, LLC (“Revere”) acted as placement agent in connection with the offer and sale of the Preferred Stock. The amount of compensation paid to Revere with respect to this placement of Preferred Stock equaled to 5.00% of the gross proceeds from such placement.

We intend to use the proceeds received by us in the Transaction for general corporate purposes, including working capital, sales and marketing activities, general and administrative matters, repayment of indebtedness, and capital expenditures, to pay all legal and other fees, costs and expenses related to and in connection with the transactions contemplated by the Preferred Purchase Agreement and other related transaction documents (including the fees of Revere in an amount not exceeding $250,000), as well as for the cash portion of the acquisition of the PayOnline group of companies (“PayOnline”), and for the purchase of residual distributions from agents.

The reason we entered into the Transaction is to obtain funding for our general corporate purposes, as well as the acquisition of PayOnline.

Contemporaneously with the Preferred Purchase Agreement, we also entered into a Voting Agreement, whereby certain stockholders of the Company, holding in the aggregate 53.47% of the issued and outstanding shares of Common Stock as of April 30, 2015, agreed to vote to in favor of the Transaction, including the issuance by the Company, for purposes of the NASDAQ Listing Rules 5635(a) and (d), of Common Stock issued and issuable pursuant to the terms of the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the “Certificate of Designations”) upon conversion, amortization, payment of dividends, as part of the Make-Whole Amount or otherwise of, or with respect to, the Preferred Stock, in each case without giving effect to the Exchange Cap, and against any action or agreement that would result in a breach of any covenant, representation, or warranty or any other obligation or agreement of the Company under the Preferred Purchase Agreement.

Description of Preferred Stock

The rights, preferences, and privileges of the Preferred Stock are set forth in the Certificate of Designations. The Certificate of Designations provides for certain voting rights, conversion rights, and adjustments to the conversion price of the Preferred Stock based on stock dividends, stock splits, and certain dilutive issuances. The Certificate of Designations also provides for certain dividend rights and redemption obligations.

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Dividends. Dividends on the Preferred Stock will be 9% per annum (provided that upon the occurrence of a triggering event, the dividend rate shall be increased to 18% per annum), payable monthly calculated on the basis of a 360-day year consisting of twelve 30-day months. Such dividend is payable, subject to the satisfaction (or waiver) of certain equity conditions, in Common Stock, par value $0.0001 per share (the "Common Stock"), or, at the Company’s option, in cash or, provided that certain equity conditions are satisfied or waived, in a combination of cash and shares of Common Stock, on May 29, 2015 and on the last trading day of each subsequent month until April 2017. If the 30-day VWAP of the Common Stock falls below 50% of the Market Price or the Company fails to satisfy certain other equity conditions, the dividend shall be payable in cash only unless waived by the holders of Preferred Stock. “Market Price” means 92% of the lowest of (i) the arithmetic average of the three (3) lowest weighted average price of the Common Stock (“VWAP”) during the fifteen (15) consecutive trading day period ending on the trading day immediately preceding the applicable date of determination, (ii) the VWAP on the trading day immediately preceding the applicable date of determination and (iii) the VWAP on the applicable date of determination.

If the Company elects to pay such dividend in Common Stock, then the Company will deliver to the holders of Preferred Stock a number of shares of Common Stock equal in value to the dividend payment amount, divided by the lowest of (i) 92% of the average of the arithmetic average of the three lowest daily VWAP during the 15 trading days immediately prior to the payment date, (ii) 92% of the VWAP on the trading day immediately prior to the payment date and (iii) 92% of the VWAP on the applicable date of determination.

Conversion. Each share of Preferred Stock is convertible at the option of the holder into 575 shares of Common Stock (which reflects an initial conversion price of $1.74 per share of Common Stock (the "Preferred Fixed Conversion Price") or, with respect to a Qualifying Conversion, the lower of (i) the Preferred Fixed Conversion Price and (ii) the Market Price as in effect on the applicable date of determination. “Qualifying Conversion” means conversion of the stated value of the Preferred Stock (i.e., $1,000 per share of Preferred Stock) plus accrued dividend not exceeding on any given trading day three (3) times the installment amount due on the last trading day of each calendar month through maturity (with the first installment due date being May 29, 2015) immediately following the applicable date of determination. Upon each conversion, redemption or monthly installment payment, an amount of dividend with respect to the applicable shares of Preferred Stock will be payable through the Preferred Stock maturity date of April 30, 2017, that but for such event would have accrued with respect to such shares of Preferred Stock if such shares had remained outstanding for the period from such event through such maturity date. The Company will not effect the conversion of any portion of a holder’s Preferred Stock to the extent that after giving effect to such conversion, the holder would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the total outstanding Common Stock of the Company, unless the holder provides 61 day prior written notice to the Company of an increase to such Maximum Percentage, in which case the number of shares of Common Stock issuable upon conversion may increase, but may never increase to more than 9.99% of the total outstanding Common Stock of the Company. In addition, the Company will not issue shares of Common Stock (pursuant to the terms of the Preferred Stock, Notes and Warrants) if such transaction would result in the issuance of more than 19.999% of the amount of Common Stock of the Company issued and outstanding (the "Exchange Cap") unless (i) the Company’s stockholders shall have approved the issuance of shares of common stock in excess of 20%, or (ii) The NASDAQ has provided a waiver of Listing Rules that require stockholders' approval of the issuance of shares of common stock in excess of 20%.

The Convertible Preferred Stock is convertible at the holder’s option, in whole or in part, at any time. The conversion price will be subject to adjustment for stock dividends, stock splits, dilutive securities issuances, and other customary adjustment events.

Dividend Protection. The holders of the Preferred Stock shall be entitled to receive dividends on all shares of Common Stock underlying the Preferred Stock on an as converted basis.

Anti-Dilution Protection. If the Company issues or sells any shares of Common Stock for a consideration per share less than the Preferred Fixed Conversion Price for the Preferred Stock in effect immediately prior to such issuance or sale, then the Preferred Fixed Conversion Price then in effect shall be reduced to an amount equal to the new issuance price. Such anti-dilution protection shall only be applicable to third party financings, with carve outs for acquisitions, employee incentives, and other customary Company related stock transactions.

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Change of Control. Upon completion of a change of control, the holders of the Preferred Stock may require the Company to purchase any outstanding Preferred Stock in cash at the sum of (I) the greater of (a) 120% of the stated value per share being redeemed, which is $1,000 plus accrued but unpaid dividends, if any (the “Conversion Amount”), or (b) the product of (1) the Conversion Amount being redeemed and the quotient determined by dividing (A) the greatest closing sale price of the Common Stock during the period commencing as of the trading day immediately prior to the public announcement of such change of control by (B) the lowest Preferred Fixed Conversion Price, and (II) the amount of dividends per applicable Preferred Stock that would have accrued with respect to such share if the shares had remained outstanding through the maturity date of April 30, 2017.

Voting. Each holder of Preferred Stock shall be entitled to the whole number of votes equal to the number of shares of Common Stock into which such holder’s Preferred Stock would be convertible on the record date for the vote or consent of stockholders, but in lieu of using the Conversion Price in effect as of such record date, such votes shall be calculated based on the higher of (i) the then existing Conversion Price and (ii) $1.16 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction from and after April 30, 2015) and shall otherwise have voting rights and powers equal to the voting rights and powers of the Common Stock. The holders of shares of Preferred Stock are not entitled to vote with respect to approval of the issuance by the Company, for purposes of the NASDAQ Listing Rules 5635(a) and 5635(d), of Common Stock issued and issuable pursuant to the terms of the Certificate of Designations of the Preferred Stock upon conversion, amortization, payment of dividends, as part of the make-whole amount or otherwise of, or with respect to, the Preferred Stock, in each case, without giving effect to the Exchange Cap.

Liquidation Preference. In a liquidation, each holder of Preferred Stock shall be entitled to receive in cash out of the assets of the Company, whether capital or surplus, before any amount is paid to the holder of any junior shares (including, without limitation, the Common Stock), an amount equal to the sum of the Conversion Amount plus the amount necessary to make-whole for all dividends that would accrue through the maturity date of April 30, 2017.

Redemption Rights. Upon any of the following triggering events:

•	while the Registration Statement is required to be maintained, the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the holders of Preferred Stock for the issuance and sale of the shares upon conversion of the Preferred Stock, and such lapse or unavailability continues for a period of five (5) consecutive trading days or for more than an aggregate of twenty (20) days in any 365-day period; "Registration Statement" means such registration statement, including all exhibits, financial schedules and all documents and information deemed to be part of the registration statement by incorporation by reference or otherwise, as amended from time to time, including the information (if any) contained in the form of final prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act and the published rules and regulations thereunder and deemed to be part thereof at the time of effectiveness pursuant to Rules 430A and 430B of the Securities Act and the published rules and regulations thereunder;

•	(A) the suspension from trading for a period of five (5) consecutive trading days or for more than an aggregate of ten (10) trading days in any 365-day period or (B) the failure of the Common Stock to be listed on The Nasdaq Capital Market, The New York Stock Exchange, Inc., The NYSE MKT LLC, The NASDAQ Global Select Market or The NASDAQ Global Market;

•	our (A) failure to cure Company’s failure to credit a holder of Preferred Stock balance account with DTC on or prior to the applicable Share Delivery Date (a “Conversion Failure”) by delivery of the required number of shares of Common Stock within ten (10) business days after the applicable date of conversion, (B) the occurrence of two (2) or more Conversion Failures or (C) written notice to any Holder, including by way of public announcement, or through any of its agents, at any time, of its intention not to comply, as required, with a request for conversion of any shares of Preferred Stock into shares of Common Stock that is tendered in accordance with the provisions of the Certificate of Designations, other than pursuant to “Limitation on Conversions;”

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•	at any time following the tenth (10th) consecutive Business Day that a Holder's Authorized Share Allocation (as defined in “Reservation of Shares”) is less than the number of shares of Common Stock that a holder of Preferred Stock would be entitled to receive upon a conversion of the full Conversion Amount of the Preferred Shares (without regard to any limitations on conversion set forth in “Limitations on Conversions” or otherwise);

•	our failure to pay to a Holder any amounts when and as due pursuant to the Certificate of Designations or any other transaction document;

•	any default under, redemption of or acceleration prior to maturity of any indebtedness of the Company or any of our subsidiaries

•	we or any of our subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, "Bankruptcy Law"), (a) commences a voluntary case, (b) consents to the entry of an order for relief against it in an involuntary case, (c) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a "Custodian"), (d) makes a general assignment for the benefit of its creditors or (e) admits in writing that it is generally unable to pay its debts as they become due;

•	a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (a) is for relief against the Company or any of our subsidiaries in an involuntary case, (b) appoints a Custodian of the Company or any of our subsidiaries or (c) orders the liquidation of the Company or any of our subsidiaries;

•	a final judgment or judgments for the payment of money aggregating in excess of $350,000 are rendered against the Company or any of our subsidiaries and which judgments are not, within sixty (60) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within sixty (60) days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $350,000 amount set forth above so long as the Company provides each holder of Preferred Stock a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to such holder of Preferred Stock) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment;

•	other than as specifically set forth in another clause of this section, the Company breaches any representation, warranty, covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant or other term or condition of any Transaction Document which is curable, only if such breach continues for a period of at least ten (10) consecutive Business Days;

•	any breach or failure in any respect to comply with “Company Installment Conversion or Redemption” of the Certificate of Designations;

•	we breach any representation, warranty, covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant which is curable, only if such breach remains uncured for a period of at least five (5) Business Days;

•	a false or inaccurate certification (including a false or inaccurate deemed certification) by the Company that certain equity conditions are satisfied or that there has been no equity conditions failure or as to whether any event of default under the Preferred Purchase Agreement and related transaction documents has occurred; or

•	we fail to maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program or otherwise fail to credit or be unable to credit shares required to be delivered to a holder of Preferred Stock pursuant to the terms of the Certificate of Designations to such holder's account with the DTC Fast Automated Securities Transfer Program through its DWAC system; or

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•	any material damage to, or loss, theft or destruction of a material amount of property of the Company, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Company or any Subsidiary, if any such event or circumstance could reasonably be expected to have a Material Adverse Effect (as defined in the Preferred Purchase Agreement).

then each holder of Preferred Stock will have the right to require us to redeem all of the Preferred Stock then held by such holder of Preferred Stock for a cash amount (the Redemption Amount) equal to the sum of (I) greater of (i) the Conversion Amount and (ii) the product of (x) the Conversion Amount and (y) the quotient determined by dividing (1) the greatest closing sale price of the Common Stock during the period beginning on the date immediately preceding the Triggering Event and ending on the date the holder delivers the notice of redemption, by (2) the lowest fixed conversion price in effect during such period, and (II) the amount necessary to make-whole for all dividends that would accrue through the maturity date of April 30, 2017.

The information provided herein contains summaries of the Preferred Purchase Agreement and the Certificate of Designations and is qualified in its entirety by reference to the Preferred Purchase Agreement and the Certificate of Designations, each of which is attached to this proxy statement as Appendix B and C, respectively, and each of which is incorporated herein by reference.

Why We Need Stockholder Approval

Because our Common Stock is listed on The NASDAQ Capital Market, we are subject to NASDAQ's rules and regulations. NASDAQ Listing Rule 5635(a) requires shareholder approval prior to the issuance of securities in connection with the acquisition of the stock of another company if, as a result of that issuance of Common Stock or securities convertible into Common Stock, the Common Stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock, or the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.

In addition, NASDAQ Listing Rule 5635(d) requires shareholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

The maximum number of shares of Common Stock issuable upon conversion of the Preferred Stock is not determinable at this time since such number will fluctuate based upon the Market Price. However, to facilitate understanding, below is an illustrative chart reflecting a range of the number of shares of Common Stock issuable pursuant to the terms of the Certificate of Designations upon conversion, amortization, payment of dividends, as part of the make-whole amount or otherwise of, or with respect to, the Preferred Stock using, solely for illustration purposes, weighted average price of Common Stock on May 13, 2015 (however, the Market Price will fluctuate and may be different on the applicable date of determination; this also assumes that the Market Price will be lower than the Preferred Fixed Conversion Price as of the applicable date of determination):

Stated Amount of Preferred Stock	Total Dividend (Including Make-Whole Amount)	Total Stated Amount plus Dividend (Including Make- Whole Amount)	For Illustration Purposes Only, Total
Number of Shares of Common Stock
Issuable Upon Conversion of the entire
Stated Amount Plus Dividend (including
Make-Whole Amount) based on Conversion
Price of $0.777 (calculated as 92% of the
weighted average price of Common Stock
on May 13, 2015)
$5,500,000	$990,000	$6,490,000	8,352,639

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Any such issuances of Common Stock will result in dilution to existing stockholders. In addition, the significant concentration of ownership in our Common Stock and the Preferred Stock may adversely affect the trading price for our Common Stock because investors often perceive disadvantages in owning stock in companies with significant stockholders. These stockholders, if they acted together, could significantly influence all matters requiring approval by our stockholders, including the election of directors and the approval of mergers or other business combination transactions. These significant stockholders may be able to determine all matters requiring stockholder approval. The interests of significant stockholders may not always coincide with our interests or the interests of other stockholders.

Required Vote

Approval of the issuance by the Company, for purposes of the NASDAQ Listing Rules 5635(a) and (d), of Common Stock issued and issuable pursuant to the terms of the Certificate of Designations of the Preferred Stock upon conversion, amortization, payment of dividends, as part of the make-whole amount or otherwise of, or with respect to, the Preferred Stock, in each case, without giving effect to the Exchange Cap, requires the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on the proposal vote for approval of Proposal 3. Abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote against Proposal 3.

The holders of shares of Preferred Stock are not entitled to vote with respect to approval of the issuance by the Company, for purposes of the NASDAQ Listing Rules 5635(a) and 5635(d), of Common Stock issued and issuable pursuant to the terms of the Certificate of Designations of the Preferred Stock upon conversion, amortization, payment of dividends, as part of the make-whole amount or otherwise of, or with respect to, the Preferred Stock, in each case, without giving effect to the Exchange Cap.

The Board recommends a vote FOR the proposal to approve the issuance by the Company, for purposes of the NASDAQ Listing Rules 5635(a) and (d), of Common Stock issued and issuable pursuant to the terms of the Certificate of Designations of the Preferred Stock upon conversion, amortization, payment of dividends, as part of the make-whole amount or otherwise of, or with respect to, the Preferred Stock, in each case, without giving effect to the Exchange Cap.

PROPOSAL 4

APPROVAL OF THE ISSUANCE BY THE COMPANY FOR PURPOSES OF THE NASDAQ LISTING RULE 5635(d), OF COMMON STOCK ISSUED AND ISSUABLE (X) PURSUANT TO THE TERMS OF THE NOTES UPON CONVERSION, AMORTIZATION, PAYMENT OF INTEREST, AND AS PART OF THE MAKE-WHOLE AMOUNT, OR OTHERWISE OF, OR WITH RESPECT TO, THE NOTES AND (Y) UPON EXERCISE OF THE ACCOMPANYING WARRANTS, IN EACH CASE, WITHOUT GIVING EFFECT TO THE EXCHANGE CAP.

Background and Reasons for the Transaction

On April 30, 2015, the Company entered into the Note Purchase Agreement with certain qualified institutional investors and certain institutional accredited investors (collectively, the “Note Investors”), pursuant to which we issued (i) senior convertible notes of the Company in the aggregate principal amount of $5,000,000 (the “Initial Notes”), pursuant to which shares of Common Stock are issuable upon conversion, amortization, payment of interest, and as part of the make-whole amount, or otherwise and (ii) warrants (the “Warrants”) exercisable to purchase such number of shares of Common Stock that equal 88% of the shares of Common Stock underlying the Initial Notes (collectively, the “Debt Transaction”). The Initial Notes and the Warrants were issued to the Note Investors in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the "1933 Act"), and Rule 506(b) of Regulation D as promulgated by the Commission under the 1933 Act.

The Note Investors each have the right, in their sole discretion, to elect to purchase additional senior convertible notes of the Company for up to $10,000,000 along with related Warrants. Such additional senior convertible notes of the Company will have terms substantively similar to the Initial Notes and Warrants issued on April 30, 2015, except that the conversion price and exercise price and the term of such securities will be fixed at the time of such additional closing date. The Initial Notes and such additional senior convertible notes of the Company in the combined aggregate principal amount of up to $15,000,000 are referred to as the “Notes.”

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All $5 million of gross proceeds of the Debt Transaction initial closing on April 30, 2015 were placed at closing into deposit accounts by the Note Investors. We expect to receive $2.5 million of gross proceeds from the deposit accounts 30 days subsequent to receiving our stockholder approval and the satisfaction of certain other equity conditions. We expect to receive the remaining balances subsequently thereafter.

The material terms of the Notes and the Warrants are described below.

We intend to use the proceeds received by us in the Debt Transaction for general corporate purposes, including working capital, sales and marketing activities, general and administrative matters, repayment of indebtedness, and capital expenditures.

The reason we are entering into the Transaction is to obtain funding for our general corporate purposes.

Contemporaneously with the Note Purchase Agreement, we also entered into a Voting Agreement, whereby certain stockholders of the Company, holding in the aggregate 53.47% of the issued and outstanding shares of Common Stock as of April 30, 2015, agreed to vote to in favor of the Debt Transaction, including the issuance by the Company for purposes of the NASDAQ Listing Rule 5635(d), of Common Stock issued and issuable (x) pursuant to the terms of the Notes upon conversion, amortization, payment of interest, and as part of the make-whole amount, or otherwise of, or with respect to, the Notes and (y) upon exercise of the accompanying Warrants, in each case, without giving effect to the Exchange Cap, and against any action or agreement that would result in a breach of any covenant, representation, or warranty or any other obligation or agreement of the Company under the Note Purchase Agreement.

Description of Notes

Pursuant to the Debt Transaction, the Company is offering Notes up to an aggregate principal amount of $15,000,000.

Maturity. The Notes will have a maturity date of April 30, 2018, as may be extended as the option of the holder in an event of default and through the date that is 10 business days after the consummation of a change of control of the Company.

Interest. The Notes will accrue interest at the rate of 7% per annum (provided that upon the occurrence of an event of default, the interest rate shall be increased to 18% per annum), payable in arrears monthly on the last trading day of each month, calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest shall be subject to a make-whole amount through the maturity date upon any earlier conversion, redemption, or amortization.

Interest shall be payable in Common Stock so long as certain equity conditions are satisfied (or waived); provided, that the Company may, at its option following notice to each holder of Notes, pay Interest in cash or, provided certain equity conditions are satisfied (or waiver), in a combination of cash and Common Stock. If the Company pays such Interest in Common Stock, then the Company will deliver to the holders of Notes a number of shares of Common Stock equal in value to the interest payment amount, divided by the lower of 93% of the lowest of (i) the arithmetic average of the 5 lowest weighted average prices of the Common Stock during the 20 consecutive trading day period ending on the trading day immediately preceding the applicable date of determination, (ii) the weighted average price of the Common Stock on the trading day immediately preceding the applicable date of determination and (iii) the weighted average price of the Common Stock on the applicable date of determination (the "Note Market Price").

Upon each conversion, redemption or monthly payment (as described below), an amount of Interest will be payable through the Notes' maturity date of April 30, 2018, that but for such event would have accrued with respect to such Notes if the Notes had remained outstanding for the period from such event through such maturity date.

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Principal Amortization. The Company shall repay the principal amount of the Notes in 5 installments with each installment payable once every month, with the first payment due immediately following the earlier of (i) the date when the Notes have been registered pursuant to an effective registration statement and (ii) the date that is six (6) months immediately following the issuance date of the Notes.

Upon the occurrence of an event of default under the Notes, a holder of Notes may require the Company to redeem all or a portion of its Notes. The portion of the Notes subject to such redemption must be redeemed by the Company, in cash, at a price equal to the sum of (x) the greater of (1) 125% of the amount being redeemed, and (2) the market value of the underlying shares and (y) the make-whole interest amount through the maturity date of the Notes.

Conversion. The Notes issued on April 30, 2015 will initially be convertible at the option of the holder into shares of Common Stock at $1.624 per share (the "Note Fixed Conversion Price"); or, with respect to a Note Qualifying Conversion, the lower of (i) the Note Fixed Conversion Price and (ii) the Note Market Price as in effect on the applicable date of determination. “Note Qualifying Conversion” means conversion of the Note’s principal to be converted, amortized, redeemed or otherwise with respect to which this determination is being made, plus accrued and unpaid interest and late charges, if any, not exceeding on any given trading day three (3) times the installment amount due on the last trading day of each installment due date immediately following the applicable date of determination. Subject to certain limited exceptions, if the Company issues or sells shares of Common Stock, rights to purchase shares of Common Stock, or securities convertible into shares of its Common Stock for a price per share that is less than the Note Fixed Conversion Price then in effect, the Note Fixed Conversion Price then in effect will be decreased to equal such lower price. The Note Fixed Conversion Price will be fixed at 140% of the lowest of (i) 93% of the arithmetic average of the five (5) lowest weighted average prices of the Common Stock during the 20 consecutive trading day period ending on the trading day immediately preceding the applicable date of determination, (ii) 93% of the weighted average price of the Common Stock on the trading day immediately preceding the applicable date of determination and (iii) 93% of the weighted average price of the Common Stock on the applicable date of determination.

The Notes are convertible at the holder’s option, in whole or in part, at any time. The conversion price will be subject to adjustment for stock dividends, stock splits, dilutive securities issuances, and other customary adjustment events.

Ranking. All payments due under the Notes shall be senior to all other indebtedness of the Company.

Covenants. While the Notes are outstanding, the Company shall not create, authorize, or issue additional capital stock or convertible securities other than pursuant to an equity incentive plan, incur or guarantee any indebtedness other than as permitted under the Note, declare or pay any cash dividend, among other prohibited actions.

No holder of Notes and/or Warrants has the right to convert the Note or exercise the Warrant to the extent that such conversion or exercise would result in such holder to become the beneficial owner of more than 4.99% of the Company’s Common Stock, unless the holder provides 61-day prior written notice to the Company of an increase of such percentage, in which case the number of shares of Common Stock issuable upon conversion or exercise may increase, but may never increase to more than 9.99% of the total outstanding Common Stock of the Company.

Description of Warrants

The Warrant is exercisable on or after the date of issuance and expire on the third (3rd) year anniversary of the date of issuance. The initial exercise price of the Warrants is $1.74 per share. If the Company issues or sells shares of Common Stock, rights to purchase shares of its Common Stock, or securities convertible into shares of its Common Stock for a price per share that is less than the exercise price then in effect, the exercise price of the Warrant will be decreased to equal such lesser price. Upon each such adjustment, the number of the shares of the Company’s common stock issuable upon exercise of the Warrant will increase proportionately. The foregoing adjustments to the exercise price for future stock issues will not apply to certain exempt issuances.

If the resale of the shares of Common Stock issuable upon exercise of the Warrants is not covered by a registration statement under the 1933 Act, holders of Warrants may, in its sole discretion, elect to exercise the Warrants through a cashless exercise, in which case the holder would receive upon such exercise the “net number” of shares of Common Stock determined according to the formula set forth in the Warrants.

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At any time after the date that no Notes are outstanding, provided that certain equity conditions have been satisfied, the Company may force the exercise of all or any part of the Warrants then remaining. The Warrants contain standard protections for dividends, purchase rights and merger, consolidation or asset sale transactions.

The Company will not effect the exercise of a Warrant to the extent that after giving effect to such conversion, the holder would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the total outstanding Common Stock of the Company, unless the holder provides 61 day prior written notice to the Company of an increase to such Maximum Percentage, in which case the number of shares of Common Stock issuable upon exercise may increase, but may never increase to more than 9.99% of the total outstanding Common Stock of the Company.

The exercise price and the number of shares of Common Stock issuable upon exercise of the Warrants shall be subject to adjustment for stock dividends, stock splits, dilutive securities issuances, and other customary adjustment events.

Under the terms of the Notes and the Warrants, the Company will not issue shares of Common Stock (pursuant to the terms of the Preferred Stock, Notes and Warrants) if such transaction would result in the issuance in excess of the Exchange Cap unless (i) the Company’s stockholders shall have approved the issuance of shares of Common Stock in excess of 20% of the amount of Common Stock of the Company issued and outstanding, or (ii) The NASDAQ has provided a waiver of Listing Rules that require stockholders' approval. Such limitation will not apply if the Company’s stockholders approve issuances above such limitation.

Pursuant to the Note Purchase Agreement, we entered on April 30, 2015 into a Registration Rights Agreement with the Note Investors. Pursuant this Registration Rights Agreement, we agreed to register for resale the Common Stock issuable in connection with the conversion of the Notes and the exercise of the Warrants.

The information provided herein contains summaries of the Note Purchase Agreement and is qualified in its entirety by reference to the Note Purchase Agreement, Form of Note and Form of Warrant which are attached to this proxy statement as Appendix D, Appendix E and Appendix F, respectively, and each of which is incorporated herein by reference.

Why We Need Stockholder Approval

Because our Common Stock is listed on The NASDAQ Capital Market, we are subject to NASDAQ's rules and regulations. NASDAQ Listing Rule 5635(d) requires shareholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

The maximum number of shares of Common Stock issuable upon conversion of the Notes is not determinable at this time since such number will fluctuate based upon the market price. However, to facilitate understanding, below is an illustrative chart reflecting a range of the number of shares of Common Stock issuable pursuant to the terms of (a) the Notes upon conversion, amortization, payment of interest, and as part of the make-whole amount, or otherwise of, or with respect to, the Notes and (b) the Warrants using, solely for illustration purposes, weighted average price of Common Stock on May 13, 2015 (however, the Market Price will fluctuate and may be different on the applicable date of determination; this also assumes that the Market Price will be lower than the Note Fixed Conversion Price as of the applicable date of determination):

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(a) Notes:

Principal Amount of the Notes	Total Interest (including Make- Whole Amount)	Total Principal Amount Plus Total Interest (Including Total Make- Whole Amount)	For Illustration Purposes
Only, Total Number of Shares
of Common Stock Issuable
Upon Conversion of the
Entire Principal Amount Plus
Total Interest (including Total
Make-Whole Amount) based
on Conversion Price of $0.785
(calculated as 93% of the
weighted average price of
Common Stock on May 13,
				2015)
Currently Issued Notes	$5,000,000	$1,050,000	$6,050,000	7,707,007
Additional Notes Which May be Potentially Issued	$10,000,000	$2,100,000	$12,100,000	15,414,013
Total:	$15,000,000	$3,150,000	$18150,000	23,121,020

(b) Warrants:

For Illustration Purposes Only, Total Number of Shares of Common Stock
Issuable Upon Exercise of all Warrants (calculated as 88% of the shares of Common
Stock underlying the Notes (as determined in the Notes illustrative chart above))
Currently Issued Warrants	6,782,166
Additional Warrants Which May be Potentially Issued if Additional Notes are Issued	13,564,332
Total:	20,346,498

In the above illustration, it is assumed that the Note Investors will elect to purchase additional Notes of the Company for the entire $10,000,000 along with related Warrants. The actual conversion price for such additional Notes, if issued, would be determined as of the applicable date of determination, and such conversion price would be the lower of the then determined fixed conversion price of such additional Notes and the then applicable Market Price. In addition, since the number of Warrants to be issued to the Note Investors is a function of the number of shares underlying the Notes, the number of Warrants may be greater or lesser than the number of Warrants set forth in the table above.

The maximum number of shares of Common Stock issuable upon exercise of the Warrants may be increased due to the anti-dilution adjustments. Any such issuances of Common Stock will result in dilution to existing stockholders. In addition, the significant concentration of ownership in our Common Stock may adversely affect the trading price for our Common Stock because investors often perceive disadvantages in owning stock in companies with significant stockholders. These stockholders, if they acted together, could significantly influence all matters requiring approval by our stockholders, including the election of directors and the approval of mergers or other business combination transactions. These significant stockholders may be able to determine all matters requiring stockholder approval. The interests of significant stockholders may not always coincide with our interests or the interests of other stockholders.

Required Vote

Approval of the issuance by the Company for purposes of the NASDAQ Listing Rule 5635(d), of Common Stock issued and issuable (x) pursuant to the terms of the Notes upon conversion, amortization, payment of interest, and as part of the make-whole amount, or otherwise of, or with respect to, the Notes and (y) upon exercise of the accompanying Warrants, in each case, without giving effect to the Exchange Cap, requires the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on the proposal vote for approval of Proposal 4. Abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote against Proposal 4.

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The holders of shares of Preferred Stock are not entitled to vote with respect to approval of the issuance by the Company for purposes of the NASDAQ Listing Rule 5635(d), of Common Stock issued and issuable (x) pursuant to the terms of the Notes upon conversion, amortization, payment of interest, and as part of the make-whole amount, or otherwise of, or with respect to, the Notes and (y) upon exercise of the accompanying Warrants, in each case, without giving effect to the Exchange Cap.

The Board recommends a vote FOR the proposal to approve the issuance by the Company for purposes of the NASDAQ Listing Rule 5635(d), of Common Stock issued and issuable (x) pursuant to the terms of the Notes upon conversion, amortization, payment of interest, and as part of the make-whole amount, or otherwise of, or with respect to, the Notes and (y) upon exercise of the accompanying Warrants, in each case, without giving effect to the Exchange Cap.

SHAREHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

Shareholder proposals intended to be presented at the 2016 annual meeting of shareholders must be submitted to the Secretary of the Company, at the principal executive offices of the Company, 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160, generally no later than January 22, 2016 in order to receive consideration for inclusion in the Company's 2015 proxy materials. However, if next year's annual meeting is to be held more than 30 days before or 30 days after the anniversary of this year's annual meeting, shareholder proposals must be received a reasonable time before we begin to print and mail our 2016 proxy materials. Any such shareholder proposal must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act.

Notice of proposals to be considered at next year's meeting but not included in the proxy statement must meet the requirements set forth in the Company's bylaws, including providing all of the information specified in the bylaws. The notice must be submitted to the Secretary of the Company, at the principal executive offices of the Company, 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160. Each proposal submitted must be a proper subject for shareholder action at the meeting. The notice generally must be received not less than 60 days nor more than 90 days prior to the first anniversary of this year's annual meeting. However, if next year's annual meeting is to be held more than 30 days before or 60 days after the anniversary of this year's annual meeting, notice must be received no later than the later of 70 days prior to the date of the meeting or the 10th day following the Company's public announcement of next year's annual meeting date.

OTHER MATTERS

EACH PERSON SOLICITED MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (WITH EXHIBITS) FOR THE COMPANY'S FISCAL YEAR ENDED DECEMBER 31, 2014, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY SENDING A WRITTEN REQUEST TO THE ATTENTION OF THE SECRETARY OF THE COMPANY, AT THE COMPANY'S EXECUTIVE OFFICES LOCATED AT 3363 NE 163RD STREET, SUITE 705, NORTH MIAMI BEACH, FLORIDA 33160.

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Appendix "A"

CERTIFICATE OF AMENDMENT

TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK TO 300 MILLION SHARES

Net Element, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1.             The Corporation filed its original Certificate of Incorporation with the Secretary of State of the State of Delaware on October 2, 2012 (the "Original Certificate").

2.             The Corporation amended and restated the Original Certificate by filing the Corporation's Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on October 2, 2012 (the "Amended and Restated Certificate").

3.             The Corporation amended the Amended and Restated Certificate by filing an amendment thereto with the Secretary of State of the State of Delaware on December 5, 2013.

4.             The Corporation amended the Amended and Restated Certificate by filing an amendment thereto with the Secretary of State of the State of Delaware on December 16, 2014 (together with the Amended and Restated Certificate, as amended, the “Certificate.”)

5.             This Certificate of Amendment amends the provisions of the Certificate.

6.             Article IV Section A of the Certificate is hereby amended and restated in its entirety to be and read as follows:

"ARTICLE IV: A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 301,000,000 shares consisting of:

1. 300,000,000 shares of Common Stock, with a par value of $0.0001 per share (the “Common Stock”); and

2. 1,000,000 shares of Preferred Stock, with a par value of $0.01 per share (the “Preferred Stock”). "

7.             Pursuant to resolution of the Board of Directors of the Corporation setting forth this proposed amendment of the Certificate, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration and approval, among other agenda items, of this proposed amendment, an annual meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

8.             This amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

9.             All other provisions of the Certificate shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed this ____ day of __________, 20___.

NET ELEMENT, INC., a Delaware corporation

By:
Name:
Title:

Appendix "B"

PREFERRED PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of April 30, 2015, by and among Net Element, Inc., a Delaware corporation, with headquarters located at 3363 NE 163rd Street, Suite 705, North Miami Beach, FL 33160 (the "Company"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "Buyer" and collectively, the "Buyers").

WHEREAS:

A.           The Company and the Buyers desire to enter into this transaction to purchase the Preferred Shares (as defined below) pursuant to the Registration Statement (as defined below) which is currently effective, has up to $50,000,000 of initial offering price of unallocated securities available for sale as of the date hereof (but which is currently subject to the limitation set forth in General Instruction I.B.6 of Form S-3) and has been declared effective in accordance with the Securities Act of 1933, as amended (the "1933 Act"), by the United States Securities and Exchange Commission (the "SEC").

B.      The Company has authorized a new series of convertible preferred stock of the Company designated as Series A Convertible Preferred Stock, par value $0.01 per share, the terms of which are set forth in the certificate of designations for such series of preferred stock (the "Certificate of Designations") in the form attached hereto as Exhibit A (together with any convertible preferred shares issued in replacement thereof in accordance with the terms thereof, the "Preferred Shares"), which Preferred Shares shall be convertible or redeemable into the Company's common stock, par value $0.0001 per share (the "Common Stock") in accordance with the terms of the Certificate of Designations (as converted or redeemed, collectively, the "Conversion Shares"). The Conversion Shares shall be issued pursuant to the Registration Statement, or, if such Registration Statement is not available at the time of issuance of such Conversion Shares, as securities exempt from registration pursuant to Section 3(a)(9) of the 1933 Act.

C.      Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, at the Closing (as defined below) that aggregate number of Preferred Shares set forth opposite such Buyer's name in column (3) on the Schedule of Buyers attached hereto (which aggregate amount for all Buyers shall be 5,500).

D.           The Preferred Shares shall be entitled to Dividends and to certain Make-Whole Amounts (each, as defined in the Certificate of Designations), which may be paid in shares of Common Stock that have been registered for resale (the "Additional Shares").

E.           The Preferred Shares, the Conversion Shares and the Additional Shares collectively are referred to herein as the "Securities".

NOW, THEREFORE, the Company and each Buyer hereby agree as follows:

1.          PURCHASE AND SALE OF Preferred Shares.

(a)  Closing. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Closing Date (as defined below), the number of Preferred Shares in an aggregate amount as is set forth opposite such Buyer's name in column (3) on the Schedule of Buyers (the "Closing").

(b)  Purchase Price. The aggregate purchase price for the Preferred Shares to be purchased by each such Buyer at the Closing (the "Purchase Price") shall be the amount set forth opposite each Buyer's name in column (4) on the Schedule of Buyers (less, in the case of [            ] (the "Lead Investor"), any amounts withheld pursuant to Section 4(f)). Each Buyer shall pay $1,000 per each Preferred Share to be purchased by each Buyer at the Closing.

(c)  Closing Date. The date and time of the Closing (the "Closing Date") shall be 10:00 a.m., New York City time, on the date hereof (or such later date as is mutually agreed to by the Company and each Buyer) after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below.

(d)  Form of Payment. On the Closing Date, (i) each Buyer shall pay its Purchase Price to the Company for the Preferred Shares to be issued and sold to such Buyer at the Closing (less, in the case of the Lead Investor, any amounts withheld pursuant to Section 4(f)) by wire transfer of immediately available funds in accordance with the Company's written wire instructions and (ii) the Company shall deliver to each Buyer the Preferred Shares (allocated in the amounts as such Buyer shall request) which such Buyer is then purchasing hereunder, duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

2.          BUYER'S REPRESENTATIONS AND WARRANTIES. Each Buyer, severally and not jointly, represents and warrants with respect to only itself that, as of the date hereof and as of the Closing Date:

(a)  Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by such Buyer of the transactions contemplated by this Agreement has been duly authorized by all necessary action on the part of such Buyer. This Agreement has been duly executed by such Buyer, and when delivered by such Buyer in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Buyer, enforceable against it in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

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(b)  No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the consummation by such Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(c)  Qualified Institutional Investor and Accredited Investor Status.  Such Buyer is a "qualified institutional buyer" ("QIB") as such term is defined in Rule 144A under the 1933 Act and/or an "accredited investor" as that term is defined in Rule 501(a) of Regulation D, as indicated on the signature page of such Buyer.

3.          REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each of the Buyers that, as of the date hereof and as of the Closing Date:

(a)  Shelf Registration Statement.

(i)          The Company has prepared and filed in conformity with the requirements of the 1933 Act and the published rules and regulations thereunder (the "Rules and Regulations") adopted by the SEC a "shelf" registration statement on Form S-3 (No. 333-199432), which became effective on December 10, 2014, including a base prospectus, (the "Base Prospectus") relating to Common Stock, preferred stock, warrants, subscription rights or units of the Company that may be sold from time to time by the Company, in accordance with Rule 415 of the 1933 Act, and such amendments thereof as may have been required to the date of this Agreement. The Company was at the time of the filing of the Registration Statement eligible to use Form S-3. The term "Registration Statement" as used in this Agreement means such registration statement, including all exhibits, financial schedules and all documents and information deemed to be part of the Registration Statement by incorporation by reference or otherwise, as amended from time to time, including the information (if any) contained in the form of final prospectus filed with the SEC pursuant to Rule 424(b) of the Rules and Regulations and deemed to be part thereof at the time of effectiveness pursuant to Rules 430A and 430B of the Rules and Regulations. The term "Preliminary Prospectus" means the Base Prospectus, together with any preliminary prospectus supplement used or filed with the SEC pursuant to Rule 424 of the Rules and Regulations. The term "Prospectus" means the Base Prospectus, any Preliminary Prospectus and any amendments or further supplements to such prospectus filed with the SEC, and including, without limitation, the final prospectus supplement (the "Prospectus Supplement"), filed pursuant to and within the limits described in Rule 424(b) with the SEC in connection with the proposed sale of the Securities contemplated by this Agreement through the date of such prospectus supplement. Unless otherwise stated herein, any reference herein to the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus (as hereinafter defined) and the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, including pursuant to Item 12 of Form S-3 under the 1933 Act, which were filed under the Securities Exchange Act of 1934, as amended (the "1934 Act"), on or before the date hereof or are so filed hereafter. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus or the Prospectus shall be deemed to refer to and include any such document filed or to be filed under the 1934 Act after the date of the Registration Statement, any such Preliminary Prospectus, Statutory Prospectus or Prospectus, as the case may be, and deemed to be incorporated therein by reference.

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(ii)         The Company was at the time of the filing of the Registration Statement eligible to use Form S-3. As of the date of this Agreement, the Company is eligible to use Form S-3 under the 1933 Act and it meets the transaction requirements with respect to the aggregate market value of securities being sold pursuant to this offering and during the twelve (12) months prior to this offering, in accordance with General Instruction I.B.6 of Form S-3. The Company filed with the SEC the Registration Statement on such Form S-3, including a Base Prospectus, for registration under the 1933 Act of the offering and sale of the Securities, and the Company has prepared and used a Preliminary Prospectus in connection with the offer and sale of the Securities. When the Registration Statement or any amendment thereof or supplement thereto was or is declared effective and as of the date of the most recent amendment to the Registration Statement, it (i) complied or will comply, in all material respects, with the requirements of the 1933 Act and the Rules and Regulations and the 1934 Act and the rules and regulations of the SEC thereunder and (ii) did not or will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any Preliminary Prospectus or Prospectus was first filed with the SEC (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424 of the Rules) and when any amendment thereof or supplement thereto was first filed with the SEC, such Preliminary Prospectus or Prospectus as amended or supplemented complied in all material respects with the applicable provisions of the 1933 Act and the Rules and Regulations and did not or will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

(b)  Prospectus. As of the Applicable Time (as defined below) and as of the Closing Date, neither (x) the General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, the Statutory Prospectus (as defined below), all considered together (collectively, the "General Disclosure Package"), nor (y) any individual Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included, includes or will include any untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Issuer Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Buyers, specifically for use therein. As used in this subsection and elsewhere in this Agreement:

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(i)          "Applicable Time" means 5:30 p.m. (New York time) on the date of this Agreement or such other time as agreed to by the Company and the Buyers.

(ii)         "Statutory Prospectus" as of any time means the Preliminary Prospectus included in the Registration Statement immediately prior to that time.

(iii)        "Issuer Free Writing Prospectus" means any "issuer free writing prospectus," as defined in Rule 433 under the 1933 Act, relating to the Securities in the form filed or required to be filed with the SEC or, if not required to be filed, in the form retained in the Company's records pursuant to Rule 433(g) under the 1933 Act.

(iv)        "General Use Free Writing Prospectus" means any Issuer Free Writing Prospectus that is identified on Schedule I to this Agreement.

(v)         "Limited Use Free Writing Prospectus" means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

(c)  Organization. Each of the Company and its "Subsidiaries" (which, for the purposes of this Agreement means any entity or joint venture which the Company, directly or indirectly, owns any of the capital stock or holds an equity or similar interest) are entities duly organized and validly existing in good standing under the laws of the jurisdiction in which they are formed, and have requisite power and authorization to own or lease their properties and conduct their business as now being conducted and as described in the Registration Statement, the General Disclosure Package and the Prospectus. The Company has no significant Subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X promulgated by the SEC) other than as listed in Exhibit 21.1 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the "Annual Report"). The Subsidiaries are the only subsidiaries, direct or indirect, of the Company. The Company and each of the Subsidiaries are duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the conduct of their business makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on (i) the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or on the other Transaction Documents, or (iii) the authority or the ability of the Company to perform its obligations under the Transaction Documents or consummate any transactions contemplated by this Agreement or the other Transaction Documents. The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of all liens, encumbrances and equities and claims, except as described in the Registration Statement and the Annual Report; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

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(d)  Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Certificate of Designations, the Irrevocable Transfer Agent Instructions (as defined in Section 5(b)), the Lock-Up Agreements (as defined in Section 3(yy)), the Voting Agreement (as defined in Section 4(n)) and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents") and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Preferred Shares, the reservation for issuance and the issuance of the Conversion Shares and the Additional Shares pursuant to the terms of the Certificate of Designations have been duly authorized by the Company's Board of Directors, and, other than NASDAQ's Listing of Additional Shares notification in connection with the transactions contemplated hereby, no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies. The Certificate of Designations in the form attached hereto as Exhibit A has been filed with the Secretary of State of the State of Delaware and is in full force and effect, enforceable against the Company in accordance with its terms and has not been amended.

(e)  Issuance of Securities. The outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the Securities to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein in accordance with the terms of the Transaction Documents will be free from all taxes, liens and charges with respect to the issue thereof, validly issued, fully paid and non-assessable; and no preemptive rights of stockholders exist with respect to any of the Securities or the issue and sale thereof. As of the Closing, a number of shares of Common Stock shall have been duly authorized and reserved for issuance which equals or exceeds (the "Required Reserve Amount") the maximum number of shares of Common Stock issued and issuable pursuant to the terms of the Preferred Shares, which amount initially reserved is 9,501,850 shares of Common Stock (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction occurring after the date hereof) to issue the shares of Common Stock pursuant to the terms of the Certificate of Designations (without taking into account any limitations on the conversion of the Preferred Shares set forth in the Certificate of Designations). As of the date hereof, there are 152,539,968 shares of Common Stock authorized and unissued. Neither the offering nor sale of the Securities as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock. Upon issuance pursuant to the Certificate of Designations, the Conversion Shares and the Additional Shares will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Except as set forth in the Registration Statement and the Prospectus, there are no securities or instruments issued by the Company containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities.

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(f)  Equity Capitalization. The Company has or will have, as the case may be, an authorized, issued and outstanding capitalization as is set forth in the Registration Statement and the Prospectus (subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement and the Prospectus and the grant or issuance of options or shares under existing equity compensation plans or stock purchase plans described in the Registration Statement or the Prospectus), and such authorized capital stock conforms to the description thereof set forth in the Registration Statement and the Prospectus. Except as disclosed in the Registration Statement and the Prospectus (i) none of the Company's capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness (as defined in the Certificate of Designations) of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) other than the financing statements perfecting the lien on the Company's Subsidiaries processing portfolios income stream in connection with the credit facility from RBL Capital Group, LLC, there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company or any of its Subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and (ix) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's or any of its Subsidiary's' respective businesses and which, in the aggregate, do not or would not have a Material Adverse Effect. The Company has furnished or made available to the Buyers true, correct and complete copies of the Company's Amended and Restated Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's Bylaws, as amended and as in effect on the date hereof (the "Bylaws"), and the terms of all securities convertible into, or exercisable or exchangeable for shares of Common Stock and the material rights of the holders thereof in respect thereto. All of the Securities conform to the description thereof contained in the Registration Statement and the Prospectus. The form of certificates for the Securities will conform to the corporate law of the jurisdiction of the Company's incorporation.

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(g)  Disclosure.

(i)          The SEC has not issued an order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Securities, and no proceeding for that purpose or pursuant to Section 8A of the 1933 Act has been instituted or, to the Company's knowledge, threatened by the SEC. The Registration Statement conforms, and the Prospectus and any amendments or supplements thereto will conform to the requirements of the 1933 Act and the Rules and Regulations. The documents incorporated, or to be incorporated, by reference in the Prospectus, at the time filed with the SEC conformed in all material respects, or will conform in all respects, to the requirements of the 1934 Act, or the 1933 Act, as applicable, and the Rules and Regulations. The Registration Statement and any amendments and supplements thereto do not contain, and on the Closing Date will not contain, any untrue statement of a material fact and do not omit, and on the Closing Date will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments and supplements thereto do not contain, and on the Closing Date will not contain, any untrue statement of a material fact; and do not omit, and on the Closing Date will not omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(ii)         Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Buyers as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein that has not been superseded or modified. If at any time following issuance of an Issuer Free Writing Prospectus, there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances, not misleading, the Company has notified or will notify promptly the Buyers so that any use of such Issuer Free Writing Prospectus may cease until it is amended or supplemented.

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(iii)        The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Buyers regarding the Company, or any of its Subsidiaries, their business and the transactions contemplated hereby furnished by or on behalf of the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company or any of its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2. For purposes of this Agreement, "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(h)  Offering Materials. The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and other materials, if any, permitted under the 1933 Act. The Company will file with the SEC all Issuer Free Writing Prospectuses in the time required under Rule 433(d) under the 1933 Act. The Company has satisfied or will satisfy the conditions in Rule 433 under the 1933 Act to avoid a requirement to file with the SEC any electronic road show.

(i)   Ineligible Issuer Status. At the time of filing the Registration Statement and (ii) as of the date hereof (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an "ineligible issuer" (as defined in Rule 405 under the 1933 Act, without taking into account any determination by the SEC pursuant to Rule 405 under the 1933 Act that it is not necessary that the Company be considered an ineligible issuer), including, without limitation, for purposes of Rules 164 and 433 under the 1933 Act with respect to the offering of the Securities as contemplated by the Registration Statement.

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(j)   Financial Statements. The consolidated financial statements of the Company and the Subsidiaries, together with related notes and schedules as set forth or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, present fairly in all material respects the financial position of the Company and the consolidated Subsidiaries and the results of operations and cash flows of the Company and the consolidated Subsidiaries, at the indicated dates and for the indicated periods. Such consolidated financial statements and related schedules have been prepared in accordance with United States generally accepted accounting principles, consistently applied throughout the periods involved ("GAAP"), except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary and selected consolidated financial and statistical data included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus presents fairly in all material respects the information shown therein, at the indicated dates and for the indicated periods, and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. All disclosures, if any, contained in the Registration Statement, the General Disclosure Package and the Prospectus regarding "non-GAAP financial measures" (as such term is defined by the Rules and Regulations) comply in all material respects with Regulation G of the 1934 Act and Item 10 of Regulation S-K under the 1933 Act, to the extent applicable. The Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any "variable interest entities" within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Registration Statement, the General Disclosure Package and the Prospectus. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus that are not included as required. No other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents (as defined below) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

(k)   Accountants. Daszkal Bolton LLP, who have certified certain of the financial statements filed with the SEC as part of, or incorporated by reference in, the Registration Statement, the General Disclosure Package and the Prospectus, has represented to the Company that it is an independent registered public accounting firm with respect to the Company and the Subsidiaries within the meaning of the 1933 Act and the applicable Rules and Regulations and the Public Company Accounting Oversight Board (United States).

(l)    Weaknesses or Changes in Internal Accounting Controls. Except as described in Item 9A of the Company's Form 10-K for the period ended December 31, 2014, neither the Company nor any of the Subsidiaries has during the twelve months prior to the date hereof (i) received any notice or correspondence from any accountant relating to any material weakness in any part of the system of internal accounting controls of the Company or any of its Subsidiaries (ii) become aware of any material weakness in its internal control over financial reporting or change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

(m)  Sarbanes-Oxley. The principal executive officer and principal financial officer of the Company have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith (the "Sarbanes-Oxley Act") with respect to all reports, schedules, forms, statements and other documents required to be filed by it with the SEC, and the statements contained in any such certification are complete and correct. The Company and all of the Company's directors and officers are in compliance in all respects with all applicable effective provisions of the Sarbanes-Oxley Act.

(n)   Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by The NASDAQ Capital Market (the "Principal Market"), any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company's Subsidiaries or any of the Company's or its Subsidiaries' officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus. The matters set forth in the Registration Statement, the General Disclosure Package and the Prospectus, in the aggregate, do not or would not reasonably be expected to have a Material Adverse Effect.

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(o)   Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except for Permitted Liens which do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases conforming in all material respects to the description thereof set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(p)   Taxes. The Company and each of its Subsidiaries (i) has made or filed all U.S. federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(q)   Absence of Certain Changes. Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented, there has been no material adverse change and no material adverse development in the business, assets, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company or its Subsidiaries and there has not been any material transaction entered into by the Company or the Subsidiaries (including, without limitation, (i) declaration or payment of any dividends, (ii) sale of any assets, in the aggregate, in excess of $100,000 or (iii) any capital expenditures, in the aggregate, in excess of $100,000), other than transactions in the ordinary course of business and transactions described in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented. The Company and the Subsidiaries have no material contingent obligations which are not disclosed in the Company's consolidated financial statements which are included in the Registration Statement, the General Disclosure Package and the Prospectus. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact that would reasonably lead a creditor to do so. The Company, individually, and the Company and its Subsidiaries, on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Agreement, "Insolvent" means, with respect to any Person, (i) the present fair saleable value of such Person's assets is less than the amount required to pay such Person's total Indebtedness, (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

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(r)    No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Preferred Shares and reservation for issuance and issuance of the Conversion Shares and the Additional Shares) will not (i) result in a violation of its Certificate of Incorporation or Bylaws, any memorandum of association, articles of incorporation, certificate of formation, bylaws, any certificate of designations or other constituent documents of the Company or any of its Subsidiaries, any capital stock of the Company or any of its Subsidiaries or the articles of association or bylaws of the Company or any of its Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties is bound, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including other foreign, federal and state securities laws and regulations and the rules and regulations of the Principal Market and including all applicable laws of the State of Delaware and any foreign, federal and state laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

(s)   Contracts. There is no document, contract or other agreement required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the 1933 Act or the Rules and Regulations. Each description of a contract, document or other agreement in the Registration Statement and the Prospectus accurately reflects in all material respects the terms of the underlying contract, document or other agreement. Each contract, document or other agreement described in the Registration Statement and Prospectus or listed in the exhibits to the Registration Statement or incorporated by reference is in full force and effect and is valid and enforceable by and against the Company in accordance with its terms (except as rights to indemnity and contribution thereunder may be limited by federal or state securities laws and matter of public policy and except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principle). Neither the Company nor any of its Subsidiaries nor, to the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement or any other agreement or instrument to which the Company or its Subsidiaries is a party or by which the Company or its Subsidiaries or their respective properties or businesses may be bound, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case in which the default or event, in the aggregate, would have a Material Adverse Effect.

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(t)    Regulatory Approvals. Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the SEC, the Financial Industry Regulatory Authority, Inc. (the "FINRA"), the Principal Market or such additional steps as may be required under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

(u)   Conduct of Business. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under any certificate of designations of any outstanding series of preferred stock of the Company (if any), its Certificate of Incorporation or Bylaws or their organizational charter or memorandum of association or articles of incorporation or articles of association or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except for possible violations which would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(v)   Intellectual Property. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor ("Intellectual Property Rights") necessary to conduct their respective businesses as now conducted. Each of patents owned by the Company or any of its Subsidiaries is listed in the Registration Statement and the Prospectus. Except as set forth in the Registration Statement and the Prospectus, none of the Company's Intellectual Property Rights have expired or terminated or have been abandoned or are expected to expire or terminate or are expected to be abandoned, within three (3) years from the date of this Agreement. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights. Neither the Company nor any of its Subsidiaries is aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights. There are no outstanding options, licenses or agreements of any kind relating to the Intellectual Property Rights of the Company that are required to be described in the Registration Statement, the General Disclosure Package and the Prospectus and are not described therein in all material respects. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Prospectus and are not described therein in all material respects. None of the technology employed by the Company and material to the Company's business has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or, to the Company's knowledge, any of its officers, directors or employees or, to the Company's knowledge, otherwise in violation of the rights of any persons; the Company has not received any written or oral communications alleging that the Company has violated, infringed or conflicted with, or, by conducting its business as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, would violate, infringe or conflict with, any of the Intellectual Property Rights of any other person or entity. The Company knows of no infringement by others of Intellectual Property Rights owned by or licensed to the Company.

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(w)  Manipulation of Prices. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result, or that could reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) other than the Agent, sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) other than the Agent, paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(x)   Investment Company Act. Neither the Company nor any Subsidiary is, and upon consummation of the sale of the Securities, and for so long any Buyer holds any Securities, will be, an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

(y)   Internal Accounting Controls.

(i)          Except as described in Item 9A of the Company’s Form 10-K for the period ended December 31, 2014, the Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference.

(ii)         Except as described in Item 9A of the Company’s Form 10-K for the period ended December 31, 2014, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company's management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.

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(z)   Industry and Market Data. The statistical, industry-related and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree in all material respects with the sources from which they are derived.

(aa)  Money Laundering Laws. The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the "Money Laundering Laws"), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any or its Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company's knowledge, threatened.

(bb)  Office of Foreign Assets Control.  Neither the Company nor any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC").  Neither the Company nor any subsidiary or affiliate (a) will directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity currently subject to any U.S. sanctions administered by OFAC; (b) is knowingly engaged in, or will knowingly engage in, any dealings or transactions or be otherwise associated with such persons or entities described in clause (a) above.

(cc)  Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that, in the aggregate, do not or would not have a Material Adverse Effect.

(dd)  Employee Benefits. The Company and each Subsidiary is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company and each Subsidiary would have any material liability; the Company and each Subsidiary has not incurred and does not expect to incur material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended (the "Code"); and each "pension plan" for which the Company or any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

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(ee)  Employee Relations.

(i)          Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that its relations with its employees are good. No executive officer of the Company or any of its Subsidiaries (as defined in Rule 501(f) of the 1933 Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer's employment with the Company or any such Subsidiary. No executive officer of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters, except where such violation would not, in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(ii)         The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(ff)  Transactions with Affiliates. To the Company's knowledge, there are no affiliations or associations between any member of the FINRA and any of the Company's officers, directors or 5% or greater securityholders, except as set forth in the Registration Statement. There are no relationships or related-party transactions involving the Company or any of the Subsidiaries or, to the knowledge of the Company, any other person required to be described in the Prospectus which have not been described as required.

(gg)  Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

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(hh)  Listing; 1934 Act Registration. The Common Stock is listed for trading on the Principal Market. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act or the quotation of the Common Stock on the Principal Market, nor has the Company received any notification that the SEC or the Principal Market is contemplating terminating such registration or quotation. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. During the two (2) years prior to the date hereof, the Common Stock has been designated for quotation on the Principal Market. During the two (2) years prior to the date hereof, (i) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (ii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(ii)    Contributions; Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended ("FCPA"); or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(jj)  No Integrated Offering. The Company has not sold or issued any securities that would be integrated with the offering of the Securities contemplated by this Agreement pursuant to the 1933 Act, the Rules and Regulations or the interpretations thereof by the SEC. None of the Company, its Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to require approval of stockholders of the Company for purposes of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would cause the offering of the Securities to be integrated with other offerings for purposes of any such applicable stockholder approval provisions.

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(kk)  Brokerage Fees; Commissions. Except as set forth in any of the Transaction Documents, the Registration Statement and the Prospectus, neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Buyers for a brokerage commission, finder's fee or like payment (other than any payment to the Agent (as defined below)) in connection with the offering and sale of the Securities. The Company shall pay, and hold the Buyer harmless against, any liability, loss or expense (including, without limitation, attorneys' fees and out-of-pocket expenses) arising in connection with any such claim. The Company acknowledges that it has engaged Revere Securities LLC as placement agent (the "Agent") in connection with the sale of the Securities. Other than the Agent, neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the sale of the Securities.

(ll)  Consents. Other than the Nasdaq's Listing of Additional Shares notification in connection with the transactions contemplated hereby, the filing of the Certificate of Designations with the Secretary of State of the State of Delaware, and filing of the Prospectus Supplement and Current Report on Form 8-K with the SEC with respect to the transactions contemplated hereby and the other Transaction Documents, neither the Company nor any of its Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any of its Subsidiaries is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, and the Company and its Subsidiaries are unaware of any facts or circumstances that might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence. The Company is not in violation of the listing requirements of the Principal Market and has no knowledge of any facts that would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future. The issuance by the Company of the Securities shall not have the effect of delisting or suspending the Common Stock from the Principal Market.

(mm)  Acknowledgment Regarding Buyer's Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company or any of its Subsidiaries, (ii) an "affiliate" of the Company or any of its Subsidiaries (as defined in Rule 144) or (iii) to the knowledge of the Company, a "beneficial owner" of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

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(nn)  Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares and Additional Shares issuable pursuant to the terms of the Certificate of Designations will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares and Additional Shares pursuant to the terms of the Certificate of Designations is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(oo)  Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to exempt the Company's issuance of the Securities and any Buyer's ownership of the Securities from the provisions of any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation of the Company or the laws of the state of its incorporation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of Securities and each Buyer's ownership of the Securities. Except as set forth in the Registration Statement and the Prospectus, the Company does not have any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

(pp)  Subsidiary Rights. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

(qq)  Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(rr)  Transfer Taxes. On the Closing Date, all stock transfer or other similar taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(ss)  [Intentionally omitted]

(tt)   U.S. Real Property Holding Corporation. The Company is not, has never been, and so long as any Securities remain outstanding, shall not become, a U.S. real property holding corporation within the meaning of Section 897 of the Code and the Company shall so certify upon any Buyer's request.

(uu)  Shell Company Status. The Company is not, and has not been since October 5, 2012, an issuer identified in Rule 144(i)(1) of the 1933 Act. On October 5, 2012, the Company filed a Current Report on Form 8-K (as amended by a Current Report on Form 8-K/A filed by the Company with the SEC on November 19, 2012) containing current "Form 10 information" (as defined in Rule 144 (i)(3)) with the SEC reflecting its status as an entity that was no longer an issuer described in Rule 144(i)(1)(i).

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(vv)  Bank Holding Company. Neither the Company nor any of its Subsidiaries or affiliates is subject to the Bank Holding Company Act of 1956, as amended (the "BHCA") and to regulation by the Board of Governors of the Federal Reserve System (the "Federal Reserve"). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(ww)  SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has timely (other than certain Current Reports on Form 8-K) filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof, and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Buyers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

(xx)  Placement Agent Agreement. The Company has entered into an Equity Distribution Agreement, dated as of January 15, 2015, with the Agent.

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(yy)  Lock-Up Agreements. The Company and each of the parties set forth on Exhibit B hereto has executed and delivered to the Company a lock-up agreement in the form attached hereto as Exhibit C (collectively, the "Lock-Up Agreements").

(zz)  No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to the Company, its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

(aaa) Stock Option Plans. Each stock option granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company's stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(bbb) Indebtedness and Other Contracts. Neither the Company nor any of its Subsidiaries, except as disclosed in the Registration Statement and the Prospectus, (i) has any outstanding Indebtedness, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect. The Registration Statement and the Prospectus provide a detailed description of the material terms of any such outstanding Indebtedness. The Company hereby represents that loans of up to an aggregate principal amount of $6,035,000 remain available to the Company pursuant that certain Loan and Security Agreement, dated June 30, 2014, among RBL Capital Group, LLC, as lender, and TOT Group, Inc., TOT Payments, LLC, TOT BPS, LLC, TOT FBS, LLC, Process Pink, LLC, TOT HPS, LLC and TOT New Edge, LLC, as co-borrowers subject only to the satisfaction or waiver of the conditions precedents to each subsequent funding specified in Section 5.01(e) thereof.

(ccc) No Additional Agreements. Neither the Company nor any of its Subsidiaries has any agreement or understanding with any Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

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(ddd) No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company's ability to perform any of its obligations under any of the Transaction Documents. In addition, on or prior to the date hereof, the Company had discussions with its accountants about its financial statements previously filed with the SEC. Based on those discussions, the Company has no reason to believe that it will need to restate any such financial statements or any part thereof.

4.           COVENANTS.

(a)   Best Efforts. Each party shall use its best efforts timely to satisfy each of the covenants and the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

(b)   Maintenance of Registration Statement.

(i)           For so long as any of the Securities remain outstanding or are potentially issuable under the Certificate of Designations, the Company shall use its reasonable best efforts to maintain the effectiveness of the Registration Statement for the issuance thereunder of the Registrable Securities (as defined below); provided that, if at any time while the Preferred Shares are outstanding, (x) the Company shall be ineligible to utilize Form S-3 (or any successor form) for the purpose of issuance of all of the Registrable Securities or (y) the Registration Statement does not, at any time, cover a sufficient number of shares of Common Stock for issuances pursuant to the terms of the Certificate of Designations, in each case, without any regard to any limitation or restriction on issuances of shares set forth in the Certificate of Designations, the Company shall promptly amend or supplement the Registration Statement or, if necessary, file a new registration statement in order to register such number of Registrable Securities not covered by the Registration Statement or to maintain the effectiveness of the Registration Statement or such other registration statement for this purpose. For the purpose of this Agreement, "Registrable Securities" means (i) the Conversion Shares and the Additional Shares issued or issuable pursuant to the terms of the Preferred Shares and (ii) any shares of capital stock of the Company issued or issuable with respect to the Preferred Shares, the Conversion Shares and/or the Additional Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, in each case, without regard to any limitations on issuance or conversion thereof.

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(ii)           If, on any day after the Closing Date, issuances of all of the Registrable Securities cannot be made pursuant to the terms of the Certificate of Designations pursuant to the Registration Statement (including, without limitation, because of a failure to keep the Registration Statement effective, failure to file or cause to become effective any supplements or amendments thereto or other public filings necessary, failure to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, a suspension or delisting of the Common Stock on its principal trading market or exchange, failure to register or list a sufficient number of shares of Common Stock) (a "Maintenance Failure") then, as partial relief for the damages to any Buyer by reason of any such delay in or reduction of its ability to receive Registrable Securities pursuant to the terms of the Certificate of Designations (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each Buyer an amount in cash equal to one and one-half percent (1.5%) of the aggregate Purchase Price of such Buyer's Preferred Shares paid by such Buyer on each of the following dates: (i) the initial day of a Maintenance Failure; and (ii) on every thirtieth (30th) day (pro-rated for periods totaling less than thirty (30) days) after the initial day after a Maintenance Failure until such Maintenance Failure is cured. The Company shall also pay the reasonable fees of legal counsel of such Investor to enforce the provisions hereof. The payments to which an Investor shall be entitled pursuant to this Section 4(b) are referred to herein as "Registration Delay Payments." Registration Delay Payments shall be paid on the initial day of a Maintenance Failure, as applicable, and thereafter on the earlier of (I) the thirtieth (30th) day after the event or failure giving rise to the Registration Delay Payments has occurred and (II) the third (3rd) Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments when due in a timely manner, such unpaid portion of the Registration Delay Payments shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full.

(c)   Prospectus Supplement and Blue Sky. In the manner required by law, the Company shall have delivered to the Buyers, and as soon as practicable after the Closing, the Company shall file, the Prospectus Supplement with respect to the Securities as required under and in conformity with the 1933 Act, including Rule 424(b) thereunder. If required, the Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

(d)   Use of Proceeds. The Company will use the proceeds from the sale of the Securities solely as set forth on Schedule 4(d).

(e)   Listing. The Company shall promptly secure the listing of all of the Conversion Shares and Additional Shares upon each securities exchange and automated quotation system, if any, upon which the Common Stock is then listed, including the Principal Market (subject to official notice of issuance) and shall use its reasonable best efforts to maintain, in accordance with the Transaction Documents, such listing of all Conversion Shares and Additional Shares from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the authorization for quotation of the Common Stocks on the Principal Market or if such authorization is not able to be maintained, on another Eligible Market (as defined in the Certificate of Designations). Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(e).

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(f)   Fees. The Company shall reimburse the Lead Investor (a Buyer) or its designee(s) (in addition to any other expense amounts paid to any Buyer or its counsel prior to the date of this Agreement) for all costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents (including all legal fees and disbursements in connection therewith, documentation and implementation of the transactions contemplated by the Transaction Documents and due diligence in connection therewith) in an amount not to exceed, without the prior approval of the Company, $65,000 (the "Legal Fee Cap"), which amount, at the option of the Buyer, may be withheld by such Buyer from its Purchase Price at the Closing to the extent not previously reimbursed by the Company. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or broker's commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees or commissions payable to the Agent and all fees payable to the Bank in connection with the Deposit Account Control Agreement. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney's fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment.

(g)   Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by any holder of Securities (an "Investor") in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company hereby agrees, subject to applicable securities laws, to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

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(h)   Disclosure of Transactions and Other Material Information. On or before 8:30 a.m., New York City time, on the first Business Day after this Agreement has been executed, the Company shall issue a press release reasonably acceptable to the Buyers and file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching the material Transaction Documents (including, without limitation, this Agreement, the Certificate of Designations, the form of Lock-Up Agreement and the Voting Agreement) as exhibits to such filing (including all attachments), the "8-K Filing"). As of immediately following the filing of the 8-K Filing with the SEC, no Buyer shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents, that is not disclosed in the 8-K Filing or in prior filings with the SEC. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall terminate. The Company understands and confirms that each of the Buyers will rely on the foregoing in effecting transactions in securities of the Company. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees, affiliates and agents, not to, provide any Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express prior written consent of such Buyer. If a Buyer has, or believes it has, received any such material, nonpublic information regarding the Company or any of its Subsidiaries from the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents, it may provide the Company with written notice thereof in which case the Company shall, within two (2) Trading Days (as defined in the Certificate of Designations) of receipt of such notice, make public disclosure of such material, nonpublic information. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees, affiliates and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, affiliates or agents. No Buyer shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, affiliates or agents for any such disclosure. To the extent the Company or any of its or their respective officers, directors, employees, affiliates or agents delivers any material, non-public information to a Buyer without such Buyer's consent, the Company hereby covenants and agrees that such Buyer shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents with respect to, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents not to trade on the basis of, such material, non-public information. Subject to the foregoing, neither the Company, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law, regulation or any Eligible Market on which the Company's securities are then listed or quoted (provided that in the case of clause (i) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of any applicable Buyer, neither the Company nor any of its Subsidiaries or affiliates shall disclose the name of such Buyer in any filing, announcement, release or otherwise other than in connection with the Registration Statement unless such disclosure is required by law, regulation or any Eligible Market on which the Company's securities are then listed or quoted. As used herein, "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(i)   Additional Preferred Shares; Variable Securities. So long as any Buyer beneficially owns any Securities, the Company will not issue any Preferred Shares other than to the Buyers as contemplated hereby and the Company shall not issue any other securities that would cause a breach or default under the Certificate of Designations. Other than in connection with the acquisition of the PayOnline group of companies, and except for any issuances of securities to any of the Buyers, for so long as any Preferred Shares remain outstanding or potentially may be issued hereunder, the Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a price which varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Conversion Price (as defined in the Certificate of Designations) with respect to the Common Stock into which any of Preferred Shares are convertible or redeemable, as applicable.

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(j)   Corporate Existence. So long as any Buyer beneficially owns any Securities, the Company shall (i) maintain its corporate existence and (ii) not be party to any Fundamental Transaction (as defined in Certificate of Designations) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Certificate of Designations.

(k)   Reservation of Shares. So long as any Buyer owns any Securities, the Company shall take all action necessary to at all times have authorized, and reserved for the Required Reserve Amount. If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount or the number of shares of Common Stock issued and issuable pursuant to the terms of the Preferred Shares at any time exceeds the Required Reserve Amount initially reserved by the Company and the Company is able under applicable securities laws to issue more shares pursuant to the Registration Statement or other registration statement, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under Section 3(e) and this Section 3(k), and, in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount. The initial number of shares of Common Stock reserved for conversions of the Preferred Shares and each increase in the number of shares so reserved shall be allocated pro rata among the Buyers based on the number of Preferred Shares held by each Buyer at the time of issuance of the Preferred Shares or increase in the number of reserved shares, as the case may be. In the event a Buyer shall sell or otherwise transfer any of such Buyer's Preferred Shares, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Preferred Shares (other than pursuant to a transfer of Preferred Shares in accordance with the immediately preceding sentence) shall be allocated to the remaining Investors, pro rata based on the number of Preferred Shares then held by such Investors.

(l)    Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, including, without limitation, FCPA, OFAC regulations and Money Laundering Laws, except where such violations would not result, in the aggregate, in a Material Adverse Effect.

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(m)   Lock-Up. The Company shall not amend or waive any provision of the Lock-Up Agreements except to extend the term of the lock-up period contained therein and shall enforce the provisions of the Lock-Up Agreements in accordance with their terms. If any party to a Lock-Up Agreement breaches any provision of a Lock-Up Agreement, the Company shall promptly use its best efforts to seek specific performance of the terms of such Lock-Up Agreement.

(n)   Voting Agreement. The Company shall use its reasonable best efforts to effectuate the transactions contemplated by the Voting Agreement substantially in the form attached hereto as Exhibit D (the "Voting Agreement"), executed on or prior to the Closing by the Company and each of Kenges Rakishev, Novatus Holding PTE. Ltd., a company organized under the laws of the British Virgin Islands, Oleg Firer, Steven Wolberg, James Caan, Jonathan New, David P. Kelley II, William Healy, Beno Distribution, Ltd., a company organized under the laws of the British Virgin Islands, Cayman Invest S.A., a company organized under the laws of the British Virgin Islands, and Mayor Trans Ltd., a company incorporated in the Republic of Seychelles holding, immediately prior to the date hereof, no less than 50% of the issued and outstanding Common Stock (collectively, the "Principal Stockholders").  The Company shall not amend or waive any provision of the Voting Agreement and shall enforce the provisions of the Voting Agreement in accordance with its terms. If any of the Principal Stockholders breaches any provision of the Voting Agreement, the Company shall promptly use its best efforts to seek specific performance of the terms of such Voting Agreement in accordance with the terms thereof.  In addition, if the Company receives any notice from any of the Principal Stockholders pursuant to the Voting Agreement, the Company shall promptly, but in no event later than two (2) Business Days, deliver a copy of such notice to each Buyer.

(o)   Additional Issuances of Securities.

(i)           For purposes of this Section 4(o), the following definitions shall apply.

(1)           "Convertible Securities" means any stock or securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock.

(2)           "Options" means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(3)           "Common Stock Equivalents" means, collectively, Options and Convertible Securities.

(ii)           From the date hereof until the date no Preferred Shares are outstanding (the "Trigger Date"), the Company shall not, (x) (i) directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries' equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a "Subsequent Placement"), or (ii) be party to any solicitations, negotiations or discussions with regard to the foregoing or (y) directly or indirectly, (i) file any registration statement with the SEC or file any amendment or supplement thereto, (ii) cause any registration statement to be declared effective by the SEC or (iii) grant any registration rights to any Person that can be exercised prior to such date as set forth above.

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(iii)          From the Trigger Date until the one (1) year anniversary of the Trigger Date, the Company will not, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this Section 4(o)(iii).

(1)           The Company shall deliver to each Buyer an irrevocable written notice (the "Offer Notice") of any proposed or intended issuance or sale or exchange (the "Offer") of the securities being offered (the "Offered Securities") in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with such Buyers at least fifty percent (50%) of the Offered Securities, allocated among such Buyers (a) based on such Buyer's pro rata portion of the aggregate number of Preferred Shares purchased hereunder (the "Basic Amount") and (b) with respect to each Buyer that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Buyers as such Buyer shall indicate it will purchase or acquire should the other Buyers subscribe for less than their Basic Amounts (the "Undersubscription Amount"), which process shall be repeated until the Buyers shall have an opportunity to subscribe for any remaining Undersubscription Amount.

(2)           To accept an Offer, in whole or in part, such Buyer must deliver a written notice to the Company prior to the end of the tenth (10th) Business Day after such Buyer's receipt of the Offer Notice (the "Offer Period"), setting forth the portion of such Buyer's Basic Amount that such Buyer elects to purchase and, if such Buyer shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Buyer elects to purchase (in either case, the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Buyers are less than the total of all of the Basic Amounts, then each Buyer who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Buyer who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Buyer bears to the total Basic Amounts of all Buyers that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent its deems reasonably necessary. Notwithstanding anything to the contrary contained herein, if the Company desires to modify or amend the terms and conditions of the Offer prior to the expiration of the Offer Period, the Company may deliver to the Buyers a new Offer Notice and the Offer Period shall expire on the tenth (10th) Business Day after such Buyer's receipt of such new Offer Notice.

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(3)           The Company shall have five (5) Business Days from the expiration of the Offer Period above to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Buyers (the "Refused Securities") pursuant to a definitive agreement (the "Subsequent Placement Agreement"), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring Person or Persons or less favorable to the Company than those set forth in the Offer Notice and (ii) to publicly announce (a) the execution of such Subsequent Placement Agreement and (b) either (x) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (y) the termination of such Subsequent Placement Agreement, which shall be filed with the SEC on a Current Report on Form 8-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto.

(4)           In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4(o)(iii)(3) above), then each Buyer may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Buyer elected to purchase pursuant to Section 4(o)(iii)(2) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Buyers pursuant to Section 4(o)(iii)(3) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Buyer so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Buyers in accordance with Section 4(o)(iii)(1) above.

(5)           Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Buyers shall acquire from the Company, and the Company shall issue to the Buyers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4(o)(iii)(4) above if the Buyers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Buyers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Buyers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Buyers and their respective counsel.

(6)           Any Offered Securities not acquired by the Buyers or other persons in accordance with Section 4(o)(iii)(3) above may not be issued, sold or exchanged until they are again offered to the Buyers under the procedures specified in this Agreement.

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(7)           The Company and the Buyers agree that if any Buyer elects to participate in the Offer, (x) neither the Subsequent Placement with respect to such Offer nor any other transaction documents related thereto (collectively, the "Subsequent Placement Documents") shall include any term or provisions whereby any Buyer shall be required to agree to any restrictions in trading as to any securities of the Company owned by such Buyer prior to such Subsequent Placement and (y) the Buyers shall be entitled to the same registration rights provided to the other investors in the Subsequent Placement.

(8)           Notwithstanding anything to the contrary in this Section 4(o) and unless otherwise agreed to by the Buyers, the Company shall either confirm in writing to the Buyers that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case in such a manner such that the Buyers will not be in possession of material non-public information, by the fifteenth (15th) Business Day following delivery of the Offer Notice. If by the fifteenth (15th) Business Day following delivery of the Offer Notice no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by the Buyers, such transaction shall be deemed to have been abandoned and the Buyers shall not be deemed to be in possession of any material, non-public information with respect to the Company. Should the Company decide to pursue such transaction with respect to the Offered Securities, the Company shall provide each Buyer with another Offer Notice and each Buyer will again have the right of participation set forth in this Section 4(o)(iii). The Company shall not be permitted to deliver more than one such Offer Notice to the Buyers in any 60 day period (other than the Offer Notices contemplated by the last sentence of Section 4(o)(iii)(2) of this Agreement).

(iv)        The restrictions contained in subsections (ii) and (iii) of this Section 4(o) shall not apply in connection with the issuance of any Excluded Securities (as defined in the Certificate of Designations).

(p)   Stockholder Approval. The Company shall file with the SEC and provide each stockholder of the Company with an information statement complying with the requirements of the 1934 Act and substantially in the form that has been previously reviewed and approved by the Buyers and Schulte Roth & Zabel LLP informing such stockholders of the actions taken in accordance with the Resolutions and of the Stockholder Approval (each, as defined below). In addition to the foregoing, if required by any governmental or regulatory agency, the Company shall provide each stockholder entitled to vote at a special or annual meeting of stockholders of the Company (the "Stockholder Meeting"), which shall be called at or prior to the Company's next annual meeting of stockholders, but in no event later than the Stockholder Meeting Deadline (as defined below), a proxy statement (the "Proxy Statement"), in a form reasonably acceptable to the Buyers after review by Schulte Roth & Zabel LLP, soliciting each such stockholder's affirmative vote at the Stockholder Meeting for approval of resolutions (the "Resolutions") providing for the issuance of all of the Securities as described in the Transaction Documents in accordance with applicable law, the provisions of the Certificate of Incorporation and the rules and regulations of the Principal Market (such affirmative approval being referred to herein as the "Stockholder Approval"), and the Company shall use its reasonable best efforts to solicit its stockholders' approval of such Resolutions and to cause the Board of Directors of the Company to recommend to the stockholders that they approve the Resolutions. The Company shall be obligated to seek to obtain the Stockholder Approval by the Stockholder Meeting Deadline. If, despite the Company's reasonable best efforts, the Stockholder Approval is not obtained at the Stockholder Meeting, the Company shall cause an additional Stockholder Meeting to be held each calendar quarter thereafter until Stockholder Approval is obtained. In connection with the stockholders' meeting contemplated by this Section 4(p), the Company shall (i) use its best efforts to solicit its stockholders' approval of the Resolutions and (ii) cause at least a majority of the Board of Directors of the Company to recommend to the stockholders that they approve the Resolutions. As used herein, "Stockholder Meeting Deadline" means (i) the date that is sixty (60) days after the Closing Date in the event the Proxy Statement is subject to review by the SEC and (ii) the date that is thirty (30) days after the Closing Date in the event the Proxy Statement is not subject to review by the SEC.

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(q)   Conversion Share Characteristics. If Conversion Shares and/or Additional Shares are issued pursuant to the terms of the Certificate of Designations, the Company acknowledges and agrees that in accordance with Section 3(a)(9) of the 1933 Act, the Conversion Shares and/or the Additional Shares, as applicable, shall take on the registered characteristics of the Preferred Shares with respect to which such Conversion Shares and/or Additional Shares are being issued, and the holding period of such Preferred Shares may be tacked on to the holding period of the Conversion Shares and/or Additional Shares, respectively.  The Company agrees not to take any position contrary to this Section 4(q).

(r)   Reporting Status. Until the date on which the Buyers shall have sold all of the Conversion Shares and Additional Shares and none of the Preferred Shares are outstanding (the "Reporting Period"), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination, and the Company shall take all actions necessary to maintain its eligibility to issue Securities to the Buyers on Form S-3.

(s)    Financial Information. The Company agrees to send the following to each Buyer during the Reporting Period, unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system (i) within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, any Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K (or any analogous reports under the 1934 Act) and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile or e-mailed copies of all press releases issued by the Company or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

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(t)   Public Information. At any time during the period commencing from the six (6) month anniversary of the Closing Date and ending at such time that all of the Securities, if a registration statement is not available for the resale of all of the Securities, may be sold without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1), if the Company shall (i) fail for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirement under Rule 144(c) or (ii) if the Company has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a "Public Information Failure") then, as partial relief for the damages to any Buyer by reason of any such delay in or reduction of its ability to sell the Securities (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each such Buyer an amount in cash equal to one and one-half percent (1.5%) of the aggregate Purchase Price of such Buyer's Securities on the day of a Public Information Failure and on every thirtieth day (pro-rated for periods totaling less than thirty days) thereafter until the earlier of (i) the date such Public Information Failure is cured and (ii) such time that such public information is no longer required pursuant to Rule 144. The Company shall also pay the reasonable fees of legal counsel of such Investor to enforce the provisions hereof. The payments to which a holder shall be entitled pursuant to this Section 4(t) are referred to herein as "Public Information Failure Payments." Public Information Failure Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Public Information Failure Payments are incurred and (II) the third Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments to such Buyer when due in a timely manner, such unpaid portion of the Public Information Failure Payment(s) shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.

(u)   FATCA. Notwithstanding anything to contrary contained herein and other Transaction Documents, if a payment made to a Buyer under any Preferred Shares or Conversion Shares would be subject to U.S. federal withholding Tax imposed by FATCA if such Buyer were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Buyer shall deliver to Company at the time or times prescribed by law and at such time or times reasonably requested by the Company such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company as may be necessary for the Company to comply with its obligations under FATCA and to determine that such Buyer has complied with such Buyer’s obligations under FATCA or to determine the amount to deduct and withhold from such payment under FATCA. For purposes of this Section 4(u), "FATCA" means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

(v)  Closing Documents. On or prior to thirty (30) calendar days after the Closing Date, the Company agrees to deliver, or cause to be delivered, to each Buyer and Schulte Roth & Zabel LLP a complete closing set of the executed Transaction Documents, Securities and any other documents required to be delivered to any party pursuant to Section 7 hereof or otherwise.

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5.           REGISTER; TRANSFER AGENT INSTRUCTIONS.

(a)   Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Preferred Shares in which the Company shall record the name and address of the Person in whose name the Preferred Shares have been issued (including the name and address of each transferee), the number of Preferred Shares held by such Person, the number of Conversion Shares and Additional Shares issued and issuable pursuant to the terms of the Preferred Shares. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

(b)   Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, in the form of Exhibit E attached hereto (the "Irrevocable Transfer Agent Instructions") to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares and the Additional Shares issuable pursuant to the terms of the Transaction Documents in such amounts as specified from time to time by each Buyer to the Company upon conversion or redemption of the Preferred Shares or as payment of Dividends with respect to the Preferred Shares. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b) will be given by the Company to its transfer agent, and any subsequent transfer agent, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that each Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

6.           CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Preferred Shares to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(a)   Such Buyer shall have executed this Agreement and delivered the same to the Company.

(b)   Such Buyer shall have delivered its Purchase Price to the Company (less, in the case of the Lead Investor, the amounts withheld pursuant to Section 4(f)) for the Preferred Shares being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

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(c)   The representations and warranties of such Buyer shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, which are accurate in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, which are accurate in all respects) as of such specified date), and such Buyer shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

(d)   No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.           CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

The obligation of each Buyer hereunder to purchase the Preferred Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a)   The Company and each of its Subsidiaries shall have duly executed and delivered to such Buyer each of the following to which it is a party each of the Transaction Documents, (ii) the Preferred Shares (allocated in such amounts as such Buyer shall request), being purchased by such Buyer at the Closing pursuant to this Agreement.

(b)   Such Buyer shall have received the opinion of Snell & Wilmer L.L.P., the Company's outside counsel, dated as of the Closing Date, in substantially the form of Exhibit F attached hereto.

(c)   The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form of Exhibit E attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Company's transfer agent.

(d)   The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company and each of its U.S. Subsidiaries in such entity's jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within 10 Business Days of the Closing Date.

(e)   The Company shall have delivered to such Buyer a certificate evidencing the Company's and each of its U.S. Subsidiaries' qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company and its Subsidiaries conduct business or a bring down of such good standing from Incorporating Services, Ltd., as of a date within ten (10) days of the Closing Date.

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(f)   The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation of the Company and each of its U.S. Subsidiaries (other than the Subsidiaries formed in the State of Florida) as certified by the Secretary of State (or comparable office) of the jurisdiction of formation of the Company and each of its Subsidiaries or a bring down of such good standing from Incorporating Services, Ltd. within ten (10) days of the Closing Date.

(g)   The Company shall have delivered to such Buyer a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(d) as adopted by the Company's Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation of the Company and (iii) the Bylaws of the Company, each as in effect at the Closing, in the form attached hereto as Exhibit G.

(h)   The representations and warranties of the Company shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which are accurate in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which are accurate in all respects) as of such specified date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit H.

(i)   The Company shall have delivered to such Buyer a letter from the Company's transfer agent certifying the number of shares of Common Stock issued and outstanding as of a date within five (5) days of the Closing Date.

(j)   The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market, nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

(k)   The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities.

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(l)   The Registration Statement shall be effective and available for the issuance and sale of the Securities hereunder and the Company shall have delivered to such Buyer the Prospectus and the Prospectus Supplement as required thereunder.

(m)   No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(n)   The Company shall have delivered to each Buyer a Lock-Up Agreement in the form attached hereto as Exhibit C executed and delivered by each of the Persons listed on Exhibit B hereto.

(o)   The Voting Agreement in the form attached hereto as Exhibit D shall have been executed and delivered to such Buyer by the Company and each of the Principal Stockholders.

(p)   The Certificate of Designations in the form attached hereto as Exhibit A shall have been filed with the Secretary of State of the State of Delaware and shall be in full force and effect, enforceable against the Company in accordance with its terms and shall not have been amended.

(q)   The Company shall have submitted to the Principal Market a Listing of Additional Shares notification in connection with the transactions contemplated hereby and the Principal Market shall have approved, orally or in writing, the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities.

(r)   The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

8.           TERMINATION. In the event that the Closing shall not have occurred with respect to a Buyer on or before five (5) Business Days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date by delivering a written notice to that effect to each other party to this Agreement and without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 8, the Company shall remain obligated to reimburse the Lead Investor or its designee(s), as applicable, for the expenses described in Section 4(f) above without giving effect to the Legal Fee Cap.

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9.           MISCELLANEOUS.

(a)   Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b)   Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(c)   Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)   Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

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(e)   Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least sixty-five percent (65%) of the aggregate number of Registrable Securities issued or issuable under the Transaction Documents as of the date hereof and shall include the Lead Investor so long as the Lead Investor or any of its affiliates holds any Registrable Securities (the "Required Holders"). Any amendment or waiver effected in accordance with, and any amendment to this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on each Buyer and holders of Securities of the Company as applicable. No such amendment shall be effective to the extent that it applies to less than all of the Buyers of Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to the Transaction Documents or the holders of Preferred Shares, as the case may be. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise.

(f)   Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or by electronic mail; or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail address for such communications shall be:

If to the Company:

Net Element, Inc.

363 NE 163rd Street, Suite 705

North Miami Beach, FL 33160

Telephone:        (786) 923-0515
Facsimile:         (786) 272-0696
E-mail:              swolberg@netelement.com

Attention:         Chief Legal Officer

with a copy (for informational purposes only) to:

Snell & Wilmer L.L.P.

600 Anton Boulevard, 14th Floor

Costa Mesa, CA 92626

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Telephone: 714-427-7442

Facsimile: 714-427-7799

E-mail:           spavluk@swlaw.com

Attention: Serge V. Pavluk

If to the Transfer Agent:

Continental Stock Transfer & Trust Company

17 Battery Place, 8th Floor

New York, NY 10004

Telephone:       (212) 845-3217

Email: mmullings@continentalstock.com

Attention:        Michael G. Mullings

If to a Buyer, to its address, facsimile number and e-mail address set forth on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers,

with a copy (for informational purposes only) to:

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Telephone:        (212) 756-2000
Facsimile:         (212) 593-5955
Attention:         Eleazer N. Klein, Esq.
E-mail:              eleazer.klein@srz.com

or to such other address, facsimile number and/or email-address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine or e-mail containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g)   Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Preferred Shares. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including by way of a Fundamental Transaction (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Certificate of Designations). A Buyer may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights

39

(h)   No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnitee shall have the right to enforce the obligations of the Company with respect to Section 9(k).

(i)   Survival. Unless this Agreement is terminated under Section 8, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, and the agreements and covenants set forth in Sections 4, 5 and 9 shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j)   Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)   Indemnification. (i)    In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made by such Buyer pursuant to Section 4(h) or (iv) the status of such Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

40

(ii)        Promptly after receipt by an Indemnitee under this Section 9(k) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim for indemnification in respect thereof is to be made against any indemnifying party under this Section 9(k), deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnitee to be paid by the indemnifying party, if, in the reasonable opinion of the Indemnitee, the representation by such counsel of the Indemnitee and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceeding. Legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority of the Registrable Securities. The Indemnitee shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Indemnified Liabilities by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnitee that relates to such action or Indemnified Liabilities. The indemnifying party shall keep the Indemnitee fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liabilities or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnitee under this Section 9(k), except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(iii)        The indemnification required by this Section 9(k) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred.

(iv)        The indemnity agreements contained herein shall be in addition to (x) any cause of action or similar right of the Indemnitee against the indemnifying party or others, and (y) any liabilities the indemnifying party may be subject to pursuant to the law.

(v)        Except where the following damages have been awarded to a third party and a party hereto has a duty of indemnification with respect to such third party claim, in no event shall any claim for incidental, special, punitive or consequential damages of any nature whatsoever be made by any party to the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby.

41

(l)   No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m)  Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(n)   Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o)   Payment Set Aside. To the extent that the Company makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(p)   Independent Nature of Buyers' Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and the Company acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group, and the Company shall not assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges, and each Buyer confirms, that the Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

[Signature Page Follows]

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IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

NET ELEMENT, INC.

By:
Name:
Title:

[Signature Page to Securities
Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

[BUYER]

By:
Name:
Title:

Check as appropriate:
Accredited Investor	☐
QIB	☐

44

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)

Buyer	Address, E-mail and Facsimile Number	Number of Preferred Shares	Purchase Price	Legal Representative's Address and Facsimile Number

EXHIBITS

Exhibit A	Form of Certificate of Designations
Exhibit B	Parties to Lock-Up Agreement
Exhibit C	Form of Lock-Up Agreement
Exhibit D	Form of Voting Agreement
Exhibit E	Form of Irrevocable Transfer Agent Instructions
Exhibit F	Form of Opinion of Company's Outside Counsel
Exhibit G	Form of Secretary's Certificate
Exhibit H	Form of Officers Certificate

SCHEDULES

Schedule I	List of General Use Free Writing Prospectus
Schedule 4(d)	Use of Proceeds

SCHEDULE I

None.

SCHEDULE 4(d)

Proceeds from the sale of the Preferred Stock will be used (i) to pay all legal and other fees, costs and expenses related to and in connection with the transactions contemplated by the Transaction Documents, but not to pay the fees and expenses of the Agent in an amount exceeding $250,000; (ii) for general corporate purposes, including working capital, sales and marketing activities, general and administrative matters, repayment of indebtedness, and capital expenditures; (iii) to pay the cash portion of the acquisition of PayOnline group of companies; and (iv) for the purchase of residual distributions from agents.

Appendix “C”

CERTIFICATE OF DESIGNATIONS

CERTIFICATE OF DESIGNATIONS, PREFERENCES
AND RIGHTS OF SERIES A CONVERTIBLE PREFERRED STOCK
OF
NET ELEMENT, INC.

Net Element, Inc. (the "Company"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "DGCL"), does hereby certify that, pursuant to authority conferred upon the Board of Directors of the Company by the Amended and Restated Certificate of Incorporation, as further amended (the "Certificate of Designations"), of the Company, and pursuant to the provisions of the DGCL, the Board of Directors of the Company adopted resolutions (i) designating a series of the Company's previously authorized preferred stock, par value $0.01 per share, and (ii) providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of five thousand five hundred (5,500) shares of Series A Convertible Preferred Stock of the Company, as follows:

RESOLVED, that the Company is authorized to issue five thousand five hundred (5,500) shares of Series A Convertible Preferred Stock, par value $0.01 per share (the "Preferred Shares"), which shall have the following powers, designations, preferences and other special rights:

(1) Dividends.

(a) Cumulative Dividends. The holders of Preferred Shares (each, a "Holder" and collectively, the "Holders"), shall be entitled to receive dividends ("Dividends") payable, subject to the conditions and other terms hereof, in shares of Common Stock or cash on the Stated Value of such Preferred Share, which Dividends, for the avoidance of doubt, shall be calculated on such Preferred Shares without giving effect to any reduction for the payment of any Installment Amount payable on such date, at the Dividend Rate, which shall be cumulative and shall continue to accrue whether or not declared and whether or not in any fiscal year there shall be net profits or surplus available for the payment of Dividends in such fiscal year, so that if in any fiscal year or years, Dividends in whole or in part are not paid in cash upon the Preferred Shares, unpaid Dividends shall accumulate as against the holders of Common Stock or any other stock ranking on liquidation junior to the Preferred Shares (such stock being referred to hereinafter collectively as "Junior Shares"). Dividends on the Preferred Shares shall commence accruing on the Issuance Date and shall be computed on the basis of a 360-day year and twelve 30-day months. Dividends shall be payable in arrears for each month on the last Trading Day of each month (each, a "Dividend Date") with the first Dividend Date being May 29, 2015. Prior to the payment of Dividends on a Dividend Date, Dividends shall accrue at the Dividend Rate and be payable by way of inclusion of the Dividends in the Conversion Amount.

(b) Dividend Shares and Cash Dividends. Dividends shall be payable on each Dividend Date, to the record holders of the Preferred Shares on the applicable Dividend Date, in shares of Common Stock ("Dividend Shares") so long as there has been no Equity Conditions Failure; provided, however, that the Company may, at its option following notice to each Holder, pay Dividends on any Dividend Date in cash ("Cash Dividends") or, so long as there has been no Equity Conditions Failure, in a combination of Cash Dividends and Dividend Shares. The Company shall deliver a written notice (each, a "Dividend Election Notice") to each Holder on or prior to the applicable Dividend Notice Due Date (the date such notice is delivered to all of the Holders, the "Dividend Notice Date") which notice (1) either (A) confirms that Dividends to be paid on such Dividend Date shall be paid entirely in Dividend Shares or (B) elects to pay Dividends as Cash Dividends or a combination of Cash Dividends and Dividend Shares and specifies the amount of Dividends that shall be paid as Cash Dividends and the amount of Dividends, if any, that shall be paid in Dividend Shares, (2) unless the Company has elected to pay Dividends solely as Cash Dividends, certifies that there has been no Equity Conditions Failure as of such Dividend Notice Date and (3) states the number of issued and outstanding shares of Common Stock as of such Dividend Notice Date. If there is an Equity Conditions Failure as of the Dividend Notice Date, then unless the Company has elected to pay such Dividends as Cash Dividends, the Dividend Election Notice shall indicate that unless such Holder waives the Equity Conditions Failure, the Dividends shall be paid as Cash Dividends. If the Company confirmed the payment of the applicable Dividends in Dividend Shares, in whole or in part, and if there was no Equity Conditions Failure as of the applicable Dividend Notice Date but an Equity Conditions Failure occurred between the applicable Dividend Notice Date and any time prior to the applicable Dividend Date (an "Interim Dividend Period"), the Company shall provide the Holders a subsequent notice to that effect indicating that unless such Holder waives the Equity Conditions Failure, the Dividends shall be paid as Cash Dividends. If there occurs an Equity Conditions Failure (which is not waived in writing by a Holder) during such Interim Dividend Period, then at the option of such Holder, such Holder may require the Company to pay the amount of Dividends (including any portion of the Pre-Dividend Shares (as defined below)) payable on the applicable Dividend Date as a Cash Dividend. If any portion of Dividends for a particular Dividend Date shall be paid in Dividend Shares, then (I) on the applicable Dividend Pre-Payment Date, the Company shall issue to each Holder, in accordance with Section 1(c), a number of shares of Common Stock equal to (x) the amount of Dividends payable on the applicable Dividend Date in Dividend Shares divided by (y) the applicable Initial Dividend Conversion Price (the "Pre-Dividend Shares") and (II) on the applicable Dividend Date, the Company shall deliver a notice setting forth the calculation of the Dividend Balance Shares (and the calculation of the component parts of such calculation) and issue to each Holder, in accordance with Section 1(c), a number of shares of Common Stock equal to any Dividend Balance Shares. All Pre-Dividend Shares and Dividend Shares shall be fully paid and nonassessable shares of Common Stock (rounded up to the nearest whole share).

(c) Payment of Dividends. When any Pre-Dividend Shares and Dividend Shares are to be paid on a Dividend Pre-Payment Date or a Dividend Date, as applicable, then the Company shall (i) credit such aggregate number of Dividend Shares to which such Holder shall be entitled to each Holder's or its designee's balance account with the Depository Trust Company ("DTC") through its Deposit/Withdrawal At Custodian ("DWAC") system and (ii) with respect to each Dividend Date, pay to each Holder, in cash by wire transfer of immediately available funds, the amount of any Cash Dividends.

(d) Participation. In addition to the Dividends referred to in Section 1(a), subject to the rights of the holders, if any, of the Pari Passu Shares (as defined in Section 9(b)), the Holders shall, as holders of Preferred Stock, be entitled to such dividends paid and distributions made to the holders of Common Stock to the same extent as if such Holders had converted the Preferred Shares into Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock. The Company shall not declare or pay any dividends on any other Junior Shares or any Pari Passu Shares unless the holders of Preferred Shares then outstanding shall simultaneously receive a dividend on a pro rata basis as if the Preferred Shares had been converted into shares of Common Stock pursuant to Section 2 immediately prior to the record date for determining the stockholders eligible to receive such dividends.

(e) Maximum Percentage. Notwithstanding the foregoing, to the extent that a Holder's right to participate in any such dividend or distribution pursuant to this Section 1 would result in such Holder and its other Attribution Parties exceeding the Maximum Percentage, if applicable, then such Holder shall not be entitled to participate in such dividend or distribution to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such dividend or distribution to such extent) and the portion of such dividend or distribution shall be held in abeyance for such Holder until such time or times as its right thereto would not result in such Holder and its other Attribution Parties exceeding the Maximum Percentage, if applicable, at which time or times such Holder shall be granted such rights (and any rights under this Section 1 on such initial rights or on any subsequent such rights to be held similarly in abeyance) to the same extent as if there had been no such limitation.

(2) Conversion of Preferred Shares. Preferred Shares shall be convertible into shares of the Common Stock on the terms and conditions set forth in this Section 2.

(a) Holder's Conversion Right. Subject to the provisions of Section 8, at any time or times on or after the Issuance Date any Holder shall be entitled to convert any whole number of Preferred Shares, plus the amount of any accrued but unpaid Dividends per Preferred Share then remaining, into fully paid and nonassessable shares of Common Stock in accordance with Section 2(b) at the Conversion Rate (as defined below).

(b) Conversion. The number of shares of Common Stock issuable upon conversion of each Preferred Share pursuant to Section 2(a) shall be determined according to the following formula (the "Conversion Rate"):

Conversion Amount
Conversion Price

No fractional shares of Common Stock are to be issued upon the conversion of any Preferred Share, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all transfer, stamp and similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.

(c) Mechanics of Conversion. The conversion of Preferred Shares shall be conducted in the following manner:

(i)    Holder's Delivery Requirements. To convert Preferred Shares into shares of Common Stock on any date (a "Conversion Date"), a Holder shall (A) transmit by facsimile or electronic mail (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York City Time, on such date, a copy of a properly completed notice of conversion executed by the registered Holder of the Preferred Shares subject to such conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the Company and the Company's transfer agent (the "Transfer Agent") and (B) if required by Section 2(c)(viii), but without delaying the Company's requirement to deliver shares of Common Stock on the applicable Share Delivery Date (as defined below), surrender to a common carrier for delivery to the Company as soon as practicable on or following such date the original certificates representing the Preferred Shares being converted (or compliance with the procedures set forth in Section 13) (the "Preferred Stock Certificates").

(ii)    Company's Response. Upon receipt by the Company of copy of a Conversion Notice, the Company shall (I) as soon as practicable, but in any event within one (1) Trading Day, send, via facsimile or electronic mail, a confirmation of receipt of such Conversion Notice to such Holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein and (II) on or before the third (3rd) Trading Day following the date of receipt by the Company of such Conversion Notice (the "Share Delivery Date"), credit such aggregate number of shares of Common Stock to which such Holder shall be entitled to such Holder's or its designee's balance account with DTC through its DWAC system. In the event that a Holder converts less than all of such Holder's remaining Preferred Shares pursuant hereto, the Stated Value converted shall be deducted from the Installment Amounts applying such reduction to the Installment Dates in reverse order first to the last Installment Date on which Installment Amounts are then scheduled to be paid to such Holder, unless such Holder shall otherwise specify in the Conversion Notice or other applicable notice. If the number of Preferred Shares represented by the Preferred Stock Certificate(s) submitted for conversion, as may be required pursuant to Section 2(c)(viii), is greater than the number of Preferred Shares being converted, then the Company shall, as soon as practicable and in no event later than three (3) Business Days after receipt of the Preferred Stock Certificate(s) (the "Preferred Stock Delivery Date") and at its own expense, issue and deliver to such Holder a new Preferred Stock Certificate representing the number of Preferred Shares not converted.

(iii)   Additional Conversion Shares. In addition to the foregoing, on each Share Delivery Date, the applicable Make-Whole Amount (the "Additional Conversion Obligations") on the Conversion Amount being converted shall be paid to such Holder in shares of Common Stock ("Additional Conversion Shares") so long as there has been no Equity Conditions Failure; provided, however, that the Company may pay such Additional Conversion Obligations on any Share Delivery Date in cash by wire transfer of immediately available funds ("Cash Additional Conversion Payment") or, provided that there is no Equity Conditions Failure, in a combination of a Cash Additional Conversion Payment and Additional Conversion Shares pursuant to the immediately following sentence. The Company shall pay the Additional Conversion Obligations in the same manner and proportion as the Company indicated in the most recent Dividend Election Notice prior to the applicable date of determination, or, in the case of any conversion occurring prior to the delivery of the first (1st) Dividend Election Notice hereunder, the Company hereby elects to pay any Make-Whole Amounts in Additional Conversion Shares. If the Company is required pursuant to this Section 2(c)(iii) to pay the Additional Conversion Obligations on a Share Delivery Date, in whole or in part, in Additional Conversion Shares, then on the applicable Share Delivery Date, the Company shall, or shall direct the Transfer Agent to, credit each Holder's account with the DTC Fast Automated Securities Transfer Program through its DWAC system with a number of shares of Common Stock (rounded to the nearest whole share in accordance with Section 2(b)) equal to the quotient of (a) the portion of the then applicable Additional Conversion Obligations the Company is required pursuant to this Section 2(c)(iii) to pay in Additional Conversion Shares, divided by (b) the Make-Whole Price in effect as of the applicable Conversion Date. If the Company has subsequently notified each Holder with respect to a Dividend Date on or prior to the applicable Conversion Date that there is an Equity Conditions Failure and the Company is required to pay such Additional Conversion Obligations in Additional Conversion Shares, then, unless a Holder waives the Equity Conditions Failure, the Additional Conversion Obligations shall be paid as Cash Additional Conversion Payment. If the Company is deemed to have elected to pay such Additional Conversion Obligations in Additional Conversion Shares, in whole or in part, and if there was no Equity Conditions Failure as of the applicable Conversion Date but an Equity Conditions Failure occurred between the applicable Conversion Date and any time prior to the applicable Share Delivery Date, the Company shall provide each Holder a notice to that effect indicating that unless such Holder waives the Equity Conditions Failure, the Additional Conversion Obligations shall be paid as a Cash Additional Conversion Payment. If an Equity Conditions Failure occurs (that is not waived in writing by a Holder) during such period, then at the option of such Holder, such Holder may require the Company to pay the amount of Additional Conversion Obligations payable on the applicable Share Delivery Date as a Cash Additional Conversion Payment. All Additional Conversion Shares shall be fully paid and nonassessable shares of Common Stock (rounded to the nearest whole share). The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Additional Conversion Shares.

(iv)   Dispute Resolution. In the case of a dispute as to the determination of the Closing Sale Price, Closing Bid Price, Weighted Average Price or the arithmetic calculation of the Conversion Rate, the Company shall instruct the Transfer Agent to issue to the Holders the number of shares of Common Stock that is not disputed and shall transmit an explanation of the disputed determinations or arithmetic calculations to the Holders disputing such determination or arithmetic calculation via facsimile or electronic mail within one (1) Business Day of receipt of such Holders' Conversion Notice or other date of determination. If such Holders and the Company are unable to agree upon the determination of the Closing Sale Price, Closing Bid Price or Weighted Average Price or arithmetic calculation of the Conversion Rate within two (2) Business Days of such disputed determination or arithmetic calculation being transmitted to such Holders, then the Company shall within one (1) Business Day after approval of the investment bank or outside accountant by the Required Holders submit via facsimile or electronic mail (A) the disputed determination of the Closing Sale Price, Closing Bid Price or Weighted Average Price, as applicable, to an independent, reputable investment bank selected by the Required Holders and approved by the Company, such approval not to be unreasonably withheld, delayed or conditioned or (B) the disputed arithmetic calculation of the Conversion Rate to the Company's independent, outside accountant. The Company shall cause, at the Company's expense, the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holders of the results no later than two (2) Business Days from the time it receives the disputed determinations or calculations; provided, however that in the event the determination or calculation of the investment bank or the accountant, as the case may be, is identical to the determination or calculation of the Company, the expenses of such investment bank or accountant, as the case may be, shall be borne equally among the holders of the Holders who disputed the determination or calculation of the Company. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

(v)      Record Holder. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date, irrespective of the date such Conversion Shares are credited to such Holder's account with DTC.

(vi)     Company's Failure to Timely Convert.

(A) Cash Damages. If the Company shall fail to credit a Holder's balance account with DTC on or prior to the applicable Share Delivery Date (a "Conversion Failure"), then in addition to all other available remedies which such Holder may pursue hereunder and under the Securities Purchase Agreement, the Company shall pay additional damages to such Holder for each day after the Share Delivery Date that such conversion is not timely effected in an amount equal to one and one half percent (1.5%) of the product of (I) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Share Delivery Date and to which such Holder is entitled as set forth in the applicable Conversion Notice and the terms of this Certificate of Designations and (II) any trading price of the Common Stock selected by such Holder in writing as in effect at any time during the period beginning on the applicable Conversion Date and ending on the applicable Share Delivery Date. In addition to the foregoing, if the Company shall fail on or prior to the applicable Share Delivery Date to credit such Holder's balance account with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder's conversion or the Company's Conversion, as applicable, of Preferred Shares or on any date of the Company's obligation to deliver shares of Common Stock as contemplated pursuant to clause (y) below, and if on or after such Trading Day a Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the shares of Common Stock issuable upon such conversion that such Holder anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three (3) Trading Days after such Holder's request and in such Holder's discretion, either (i) pay cash to such Holder in an amount equal to such Holder's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to credit such Holder's balance account with DTC for the shares of Common Stock to which such Holder is entitled upon such Holder's conversion of the applicable Conversion Amount shall terminate, or (ii) promptly honor its obligation to credit such Holder's balance account with DTC for the shares of Common Stock to which such Holder is entitled upon such Holder's conversion of the applicable Conversion Amount representing such Common Stock and pay cash to such Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) any trading price of the Common Stock selected by such Holder in writing as in effect at any time during the period beginning on the applicable Conversion Date and ending on the applicable Share Delivery Date. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon conversion of the Preferred Shares as required pursuant to the terms hereof.

(B) Void Conversion Notice; Adjustment of Conversion Price. If for any reason a Holder has not received all of the shares of Common Stock to which such Holder is entitled prior to the fifth (5th) Trading Day after the applicable Share Delivery Date with respect to a conversion of Preferred Shares, then such Holder, upon written notice to the Company, with a copy to the Transfer Agent, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any Preferred Shares that have not been converted pursuant to such Holder's Conversion Notice; provided that the voiding of a Holder's Conversion Notice shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice pursuant to Section 2(c)(vi)(A) or otherwise. Thereafter, the Conversion Price of any Preferred Shares returned or retained by a Holder for failure to timely convert shall be adjusted to the lesser of (I) the Conversion Price relating to the voided Conversion Notice and (II) the lowest Weighted Average Price of the Common Stock during the period beginning on the Conversion Date and ending on the date such Holder voided the Conversion Notice, subject to further adjustment as provided in this Certificate of Designations.

(vii) Pro Rata Conversion; Disputes. In the event the Company receives a Conversion Notice from more than one Holder for the same Conversion Date and the Company can convert some, but not all, of such Preferred Shares, the Company shall convert from each Holder electing to have Preferred Shares converted at such time a pro rata amount of such Holder's Preferred Shares submitted for conversion based on the number of Preferred Shares submitted for conversion on such date by such Holder relative to the number of Preferred Shares submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to a Holder in connection with a conversion of Preferred Shares, the Company shall issue to such Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 2(c)(iv). For the avoidance of doubt, if the Company fails on or prior to an applicable Share Delivery Date to deliver to a Holder shares of Common Stock upon conversion because the Company disputes the delivery of such shares and such dispute has subsequently been resolved pursuant to Section 2(c)(iv) for the benefit of such Holder, the Company shall be deemed not to have timely delivered shares upon conversion and such Holder shall be entitled to the remedies set forth in Section 2(c)(vi).

(viii) Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of Preferred Shares in accordance with the terms hereof, no Holder thereof shall be required to physically surrender the certificate representing the Preferred Shares to the Company unless (A) the full or remaining number of Preferred Shares represented by the certificate are being converted or (B) a Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of Preferred Shares upon physical surrender of any Preferred Shares. Each Holder and the Company shall maintain records showing the number of Preferred Shares so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to such Holder and the Company, so as not to require physical surrender of the certificate representing the Preferred Shares upon each such conversion. In the event of any dispute or discrepancy, such records of the Company establishing the number of Preferred Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if Preferred Shares represented by a certificate are converted as aforesaid, a Holder may not transfer the certificate representing the Preferred Shares unless such Holder first physically surrenders the certificate representing the Preferred Shares to the Company, whereupon the Company will forthwith issue and deliver upon the order of such Holder a new certificate of like tenor, registered as such Holder may request, representing in the aggregate the remaining number of Preferred Shares represented by such certificate. A Holder and any assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Preferred Shares, the number of Preferred Shares represented by such certificate may be less than the number of Preferred Shares stated on the face thereof. Each certificate for Preferred Shares shall bear the following legend:

ANY TRANSFEREE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE COMPANY'S CERTIFICATE OF DESIGNATIONS RELATING TO THE PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION 2(c)(viii) THEREOF. THE NUMBER OF PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF PREFERRED SHARES STATED ON THE FACE HEREOF PURSUANT TO SECTION 2(c)(viii) OF THE CERTIFICATE OF DESIGNATIONS RELATING TO THE PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE AND ANY REMAINING INSTALLMENT AMOUNTS MAY HAVE BEEN REDUCED IN CONNECTION WITH CERTAIN PAYMENTS.

(d) Taxes.

(i) Any and all payments made by the Company hereunder, including any amounts received on a conversion or redemption of the Preferred Shares and any amounts on account of dividends or deemed dividends, must be made by it without any Tax Deduction, unless a Tax Deduction is required by law. If the Company is aware that it must make a Tax Deduction (or that there is a change in the rate or the basis of a Tax Deduction), it must notify the affected Holders promptly.

(ii) If a Tax Deduction is required by law to be made by the Company, subject to Section 2(d)(i) above, the amount of the payment due from the Company will be increased to an amount which (after making the Tax Deduction, including a Tax Deduction applicable to additional sums payable pursuant to this Section 2(d)) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required. For the avoidance of doubt, the Company shall deliver to each Holder the same number of Dividend Shares and/or amount of Cash Dividends that such Holder would have received but for the Tax Deduction. If the Company is required to make a Tax Deduction, it must make the minimum Tax Deduction allowed by law and must make any payment required in connection with that Tax Deduction within the time allowed by law. The Company hereby agrees to indemnify each Holder from and against any Taxes required to be withheld from any payments made hereunder, regardless of whether such Taxes were withheld.

(iii) As soon as practicable after making a Tax Deduction or a payment required in connection with a Tax Deduction, the Company must deliver to each Holder any official receipt or form, if any, provided by or required by the taxing authority to whom the Tax Deduction was paid.

(iv) In addition, the Company agrees to pay in accordance with applicable law, and to indemnify and hold each Holder harmless from and against, any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder (but excluding any income, capital gains or similar taxes) or in connection with the execution, delivery, registration or performance of, or otherwise with respect to, the Preferred Shares ("Other Taxes"). As soon as practicable after making a payment of Other Taxes, the Company must deliver to such Holder any official receipt or form, if any, provided by or required by the taxing authority to whom the Tax Deduction was paid.

(v) Notwithstanding anything to the contrary in this Section 2(d), the Company shall not be required to make any payment to any holder under Section 2(d)(ii) in respect of a Tax Deduction to the extent that such Tax Deduction resulted from the failure of such holder comply with Section 4(u) of the Securities Purchase Agreement.

(vi) The obligations of the Company under this Section 2(d) shall survive the Maturity Date of the Preferred Shares and the payment for the Preferred Shares and all other amounts payable hereunder.

(e) Adjustments to Fixed Conversion Price. The Fixed Conversion Price will be subject to adjustment from time to time as provided in this Section 2(e).

(i) Adjustment of Fixed Conversion Price upon Issuance of Common Stock. If and whenever on or after the Subscription Date, the Company issues or sells, or in accordance with this Section 2(e)(i) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Excluded Securities) for a consideration per share (the "New Issuance Price") less than a price (the "Applicable Price") equal to the Fixed Conversion Price in effect immediately prior to such issuance or sale (a "Dilutive Issuance"), then immediately after such Dilutive Issuance, the Fixed Conversion Price then in effect shall be reduced to an amount equal to the New Issuance Price. For purposes of determining the adjusted Fixed Conversion Price under this Section 2(e)(i), the following shall be applicable:

(A) Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option is less than the Applicable Price, then each such share of Common Stock underlying such Option shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 2(e)(i)(A), the "lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion or exchange or exercise of any Convertible Security issuable upon exercise of such Option less any consideration paid or payable by the Company with respect to such one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion exercise or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Fixed Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange or exercise of such Convertible Securities.

(B) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise thereof is less than the Applicable Price, then each such share of Common Stock underlying such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 2(e)(i)(B), the "lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon the conversion or exchange or exercise of such Convertible Security less any consideration paid or payable by the Company with respect to such one share of Common Stock upon the issuance or sale of such Convertible Security and upon conversion, exercise or exchange of such Convertible Security. No further adjustment of the Fixed Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion or exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Fixed Conversion Price had been or are to be made pursuant to other provisions of this Section 2(e)(i), no further adjustment of the Fixed Conversion Price shall be made by reason of such issue or sale.

(C) Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the Fixed Conversion Price in effect at the time of such change shall be adjusted to the Fixed Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 2(e)(i)(C), if the terms of any Option or Convertible Security that was outstanding as of the Subscription Date are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Fixed Conversion Price then in effect.

(D) Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction, (x) the Options will be deemed to have been issued for the Option Value and (y) the other securities issued or sold in such integrated transaction shall be deemed to have been issued for the difference of (I) the aggregate consideration received by the Company less any consideration paid or payable by the Company pursuant to the terms of such other securities of the Company, less (II) the Option Value. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received or receivable therefor will be deemed to be the net amount received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such securities on the date of receipt of such publicly traded securities. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company; provided, however, that in the event the determination of such appraiser is identical to the fair value of such consideration as determined by the Company, the fees and expenses of such appraiser shall be borne equally among the Holders who disputed the valuation of the Company.

(E) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (I) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (II) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(ii) Adjustment of Fixed Conversion Price upon Subdivision of Common Stock. If the Company at any time after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Fixed Conversion Price in effect immediately prior to such subdivision will be proportionately reduced.

(iii) Other Events. If any event occurs of the type contemplated by the provisions of this Section 2(e) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Fixed Conversion Price so as to protect the rights of the Holders; provided that no such adjustment will increase the Fixed Conversion Price as otherwise determined pursuant to this Section 2(e).

(iv) Voluntary Adjustment By Company. The Company may at any time, with the prior written consent of the Required Holders, reduce the then current Fixed Conversion Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

(f) Notices.

(i) Immediately upon any adjustment of the Fixed Conversion Price pursuant to Section 2(e), the Company will give written notice thereof to each Holder, setting forth in reasonable detail, and certifying, the calculation of such adjustment. In the case of a dispute as to the determination of such adjustment, then such dispute shall be resolved in accordance with the procedures set forth in Section 2(c)(iv).

(ii) The Company will give written notice to each Holder at least ten (10) Business Days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Fundamental Transaction or Liquidation Event, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such Holder.

(iii) The Company will also give written notice to each Holder at least ten (10) Business Days prior to the date on which any Fundamental Transaction or Liquidation Event will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such Holder.

(3) Redemption at Option of Holders.

(a) Triggering Event. A "Triggering Event" shall be deemed to have occurred at such time as any of the following events:

(i) while the Registration Statement is required to be maintained, the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the Holders for the issuance and sale of the shares upon conversion of the Preferred Shares, and such lapse or unavailability continues for a period of five (5) consecutive Trading Days or for more than an aggregate of twenty (20) days in any 365-day period;

(ii) (A) the suspension from trading for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period or (B) the failure of the Common Stock to be listed on an Eligible Market;

(iii) the Company's (A) failure to cure a Conversion Failure by delivery of the required number of shares of Common Stock within ten (10) Business Days after the applicable Conversion Date, (B) the occurrence of two (2) or more Conversion Failures or (C) written notice to any Holder, including by way of public announcement, or through any of its agents, at any time, of its intention not to comply, as required, with a request for conversion of any Preferred Shares into shares of Common Stock that is tendered in accordance with the provisions of this Certificate of Designations, other than pursuant to Section 8;

(iv) at any time following the tenth (10th) consecutive Business Day that a Holder's Authorized Share Allocation (as defined in Section 6(a)) is less than the number of shares of Common Stock that such Holder would be entitled to receive upon a conversion of the full Conversion Amount of the Preferred Shares (without regard to any limitations on conversion set forth in Section 8 or otherwise);

(v) the Company's failure to pay to a Holder any amounts when and as due pursuant to this Certificate of Designations or any other Transaction Document;

(vi) any default under, redemption of or acceleration prior to maturity of any Indebtedness of the Company or any of its Subsidiaries;

(vii) the Company or any of its Subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, "Bankruptcy Law"), (a) commences a voluntary case, (b) consents to the entry of an order for relief against it in an involuntary case, (c) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a "Custodian"), (d) makes a general assignment for the benefit of its creditors or (e) admits in writing that it is generally unable to pay its debts as they become due;

(viii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (a) is for relief against the Company or any of its Subsidiaries in an involuntary case, (b) appoints a Custodian of the Company or any of its Subsidiaries or (c) orders the liquidation of the Company or any of its Subsidiaries;

(ix) a final judgment or judgments for the payment of money aggregating in excess of $350,000 are rendered against the Company or any of its Subsidiaries and which judgments are not, within sixty (60) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within sixty (60) days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $350,000 amount set forth above so long as the Company provides each Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to such Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment;

(x) other than as specifically set forth in another clause of this Section 3(a), the Company breaches any representation, warranty, covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant or other term or condition of any Transaction Document which is curable, only if such breach continues for a period of at least ten (10) consecutive Business Days;

(xi) any breach or failure in any respect to comply with Section 4 of this Certificate of Designations;

(xii) the Company breaches any representation, warranty, covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant which is curable, only if such breach remains uncured for a period of at least five (5) Business Days;

(xiii) a false or inaccurate certification (including a false or inaccurate deemed certification) by the Company that the Equity Conditions are satisfied or that there has been no Equity Conditions Failure or as to whether any Event of Default has occurred; or

(xiv) the Company shall fail to maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program or otherwise fail to credit or be unable to credit shares required to be delivered to a Holder pursuant to the terms of this Certificate of Designations to such Holder's account with the DTC Fast Automated Securities Transfer Program through its DWAC system; or

(xv) any material damage to, or loss, theft or destruction of a material amount of property of the Company, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Company or any Subsidiary, if any such event or circumstance could reasonably be expected to have a Material Adverse Effect (as defined in the Securities Purchase Agreement).

(b) Redemption Option Upon Triggering Event. In addition to all other rights of the Holders contained herein, after a Triggering Event, each Holder shall have the right, at such Holder's option, to require the Company to redeem (a "Triggering Event Redemption") all or a portion of such Holder's Preferred Shares at a price per Preferred Share equal to the sum of (i) the greater of (A) 120% of the Conversion Amount and (B) the product of (1) the Conversion Amount subject to the Notice of Redemption at Option of Holder (as defined below) and (2) the quotient determined by dividing (x) the greatest Closing Sale Price of the Common Stock during the period beginning on the date immediately preceding such Triggering Event and ending on the date such Holder delivers the Notice of Redemption at Option of Holder, by (y) the lowest Fixed Conversion Price in effect during such period and (ii) the Make-Whole Amount per Preferred Share being redeemed (the sum of the foregoing clauses (i) and (ii), the "Triggering Event Redemption Price").

(c) Mechanics of Redemption at Option of Buyer. Within one (1) Business Day after the occurrence of a Triggering Event, the Company shall deliver written notice thereof via facsimile or electronic mail and overnight courier ("Notice of Triggering Event") to each Holder. At any time after the earlier of a Holder's receipt of a Notice of Triggering Event and such Holder becoming aware of a Triggering Event, any Holder may require the Company to redeem up to all of such Holder's Preferred Shares by delivering written notice thereof via facsimile or electronic mail and overnight courier ("Notice of Redemption at Option of Holder") to the Company, which Notice of Redemption at Option of Holder shall indicate the number of Preferred Shares that such Holder is electing to redeem.

(d) Payment of Redemption Price. Upon the Company's receipt of a Notice(s) of Redemption at Option of Buyer from any Holder, the Company shall within one (1) Business Day of such receipt notify each other Holder by facsimile or electronic mail of the Company's receipt of such notice(s). The Company shall deliver on the fifth (5th) Business Day after the Company's receipt of the first Notice of Redemption at Option of Holder (the "Triggering Event Redemption Date") by wire transfer of immediately available funds, an amount in cash equal to the applicable Triggering Event Redemption Price to all Holders that deliver a Notice of Redemption at Option of Holder prior to the fifth (5th) Business Day after the Company's receipt of the first Notice of Redemption at Option of Holder. To the extent redemptions required by this Section 3 are deemed or determined by a court of competent jurisdiction to be prepayments of the Preferred Shares by the Company, such redemptions shall be deemed to be voluntary prepayments. If the Company is unable to redeem all of the Preferred Shares submitted for redemption, the Company shall redeem a pro rata amount from each Holder based on the number of Preferred Shares submitted for redemption by such Holder relative to the total number of Preferred Shares submitted for redemption by all Holders. In the event less than all of a Holder's remaining Preferred Shares are redeemed pursuant hereto, the Stated Value redeemed shall be deducted from the Installment Amounts applying such reduction to the Installment Dates in reverse order first to the last Installment Date on which Installment Amounts are then scheduled to be paid to such Holder, unless such Holder shall otherwise specify in the Notice of Redemption at Option of Holder or other applicable notice. The Holders and Company agree that in the event of the Company's redemption of any Preferred Shares under this Section 3, the Holders' damages would be uncertain and difficult to estimate because of the parties' inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holders. Accordingly, any redemption premium due under this Section 3 is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holders' actual loss of its investment opportunity and not as a penalty.

(e) Void Redemption. In the event that the Company does not pay a Redemption Price within the applicable time period, at any time thereafter and until the Company pays such unpaid applicable Redemption Price in full, a Holder shall have the option to, in lieu of redemption, require the Company to promptly return to such Holder any or all of the Preferred Shares that were submitted for redemption by such Holder and for which the applicable Redemption Price has not been paid, by sending written notice thereof to the Company via facsimile or electronic mail (the "Void Optional Redemption Notice"). Upon the Company's receipt of such Void Optional Redemption Notice, (i) the Redemption Notice of Holder shall be null and void with respect to those Preferred Shares subject to the Void Optional Redemption Notice, (ii) the Company shall immediately return any Preferred Shares subject to the Void Optional Redemption Notice, and (iii) the Conversion Price of such returned Preferred Shares shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Void Optional Redemption Notice is delivered to the Company and (B) the lowest Weighted Average Price of the Common Stock during the period beginning on the date on which the Redemption Notice is delivered to the Company and ending on the date on which the Void Optional Redemption Notice is delivered to the Company.

(f) Disputes; Miscellaneous. In the event of a dispute as to the determination of the arithmetic calculation of any Redemption Price, such dispute shall be resolved pursuant to Section 2(c)(iv) above with the term "Redemption Price" being substituted for the term "Conversion Rate". A Holder's delivery of a Void Optional Redemption Notice and exercise of its rights following such notice shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice. In the event of a redemption pursuant to this Certificate of Designations of less than all of the Preferred Shares represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to such Holder of such Preferred Shares a Preferred Stock Certificate representing the remaining Preferred Shares which have not been redeemed, if necessary.

(4)          Redemption by the Company.

(a)            Company Installment Conversion or Redemption.

(i) General. On each applicable Installment Date, provided there has been no Equity Conditions Failure as of the applicable notice or payment dates, the Company shall convert from each Holder of the Preferred Shares its Pro Rata Portion of the Installment Amount due on such date by converting all or some of such Installment Amount into Common Stock, in accordance with this Section 4(a) (a "Company Conversion"); provided, however, that the Company may, at its option following notice to the Holders, pay the Installment Amount by redeeming such Installment Amount in cash (a "Company Redemption") or, provided that there has been no Equity Conditions Failure, by any combination of a Company Conversion and a Company Redemption so long as all of the outstanding applicable Installment Amount due on any Installment Date shall be converted and/or redeemed by the Company on the applicable Installment Date, subject to the provisions of this Section 4. On or prior to the date which is the eighteenth (18th) Trading Day prior to each Installment Date (each, an "Installment Notice Due Date"), the Company shall deliver written notice (each, a "Company Installment Notice" and the date all of the Holders receive such notice is referred to as the "Company Installment Notice Date"), to each Holder which Company Installment Notice shall (i) either (A) confirm that the applicable Installment Amount of the Preferred Shares shall be converted into Common Stock in whole or in part pursuant to a Company Conversion (such amount to be converted, including any accrued Additional Amount related to the applicable Preferred Shares, the "Company Conversion Amount"), (B) state that the Company elects to redeem for cash, or is required to redeem for cash in accordance with the provisions of this Certificate of Designations, in whole or in part, the applicable Installment Amount pursuant to a Company Redemption (such amount to be redeemed, including any accrued Additional Amount related to the applicable Preferred Shares, the "Company Redemption Amount") and the portion, if any, that the Company elects to convert pursuant to a Company Conversion which amounts when added together, must at least equal the applicable Installment Amount, (ii) if the Installment Amount is to be paid, in whole or in part, in Common Stock pursuant to a Company Conversion, certify that the Equity Conditions have been satisfied as of the applicable Company Installment Notice Date and (iii) states the number of issued and outstanding shares of Common Stock as of such Company Installment Notice Date. Each Company Installment Notice shall be irrevocable. If the Company does not timely deliver a Company Installment Notice in accordance with this Section 4(a)(i), then the Company shall be deemed to have delivered an irrevocable Company Installment Notice confirming a Company Conversion and shall be deemed to have certified that the Equity Conditions in connection with any such conversion on the applicable Company Installment Notice Date and Installment Date have been satisfied. Except as expressly provided in this Section 4(a)(i), the Company shall convert and/or redeem the applicable Installment Amount of the Preferred Shares pursuant to this Section 4(a) pro rata among the Preferred Holders. The Company Conversion Amount (whether set forth in the Company Installment Notice or by operation of this Section 4(a)) shall be converted in accordance with Section 4(a)(ii) and the Company Redemption Amount shall be redeemed in accordance with Section 4(a)(iii). Notwithstanding anything herein to the contrary, in the event of any partial conversion or redemption of any Preferred Share Certificate, the Principal amount converted or redeemed shall be deducted in reverse order starting from the final Installment Amount to be paid hereunder on the final Installment Date, unless a Holder otherwise indicates and allocates among any Installment Dates hereunder in the applicable Conversion Notice or Redemption Notice, as applicable.

(ii) Mechanics of Company Conversion. (1) If the Company delivers a Company Installment Notice and confirms, or is deemed to have confirmed, in whole or in part, a Company Conversion in accordance with Section 4(a), then on the date which is the fifteenth (15th) Trading Day prior to each Installment Date (each, a "Installment Pre-Payment Date"), the Company shall, or shall direct the Transfer Agent to credit each Holder's account with DTC for a number of shares of Common Stock equal to each Holder's quotient of (A) such Company Conversion Amount for such Holder divided by (B) the Initial Company Conversion Price (the "Pre-Installment Conversion Shares"). On the applicable Installment Date, the Company shall deliver a notice setting forth the calculation of the Installment Balance Conversion Shares (and the calculation of the component parts of such calculation) to each Holder and shall, or shall direct the Transfer Agent to, credit such Holder's account with DTC for a number of additional shares of Common Stock, if any, equal to each Holder's Installment Balance Conversion Shares. In accordance with Section 3(b), if a Triggering Event occurs during the period from any Company Installment Notice Date through the Installment Date a Holder may elect a Triggering Event Redemption in accordance with Section 3(b).

(iii) Further Company Conversion Mechanics. All Pre-Installment Conversion Shares and Installment Balance Conversion Shares shall be fully paid and nonassessable shares of Common Stock (rounded to the nearest whole share). If the Equity Conditions are not satisfied as of the Company Installment Notice Date, then unless the Company has elected to redeem such Installment Amount in cash, the Company Installment Notice shall indicate that unless a Holder waives the Equity Conditions, the Installment Amount shall be redeemed in cash. If the Company confirmed (or is deemed to have confirmed by operation of Section 4(a)) the conversion of the applicable Company Conversion Amount, in whole or in part, and there was no Equity Conditions Failure as of the applicable Company Installment Notice Date (or is deemed to have certified that the Equity Conditions in connection with any such conversion have been satisfied by operation of Section 4(a)) but an Equity Conditions Failure occurred between the applicable Company Installment Notice Date and any time through the applicable Installment Date, the Company shall provide each Holder a subsequent notice to that effect. If the Equity Conditions are not satisfied (or waived in writing by a Holder) during such period, then at the option of any Holder designated in writing to the Company, such Holder may require the Company to do either one or both of the following: (i) the Company shall redeem all or any part designated by a Holder of the Company Conversion Amount (including at the election of such Holder, such amount converted to Pre-Installment Conversion Shares in which case such Holder shall return such Pre-Installment Conversion Shares, which such Holder has not otherwise sold, transferred or disposed of, to the Company) (such designated amount is referred to as the "First Redemption Amount") on such Installment Date and the Company shall pay to each Holder on such Installment Date, by wire transfer of immediately available funds, an amount in cash equal to 125% of such First Redemption Amount, and/or (ii) the Company Conversion shall be null and void with respect to all or any part designated by a Holder of the unconverted Company Conversion Amount and such Holder shall be entitled to all the rights of a holder of Preferred Shares with respect to such amount of the Company Conversion Amount; provided, however, that the Conversion Price for such unconverted Company Conversion Amount shall thereafter be adjusted to equal the lowest of (a) the then applicable Conversion Price, (b) the Company Conversion Price as in effect on the date on which such Holder voided the Company Conversion and (c) the Company Conversion Price as in effect on the date on which such Holder delivers a Conversion Notice relating thereto. If the Company fails to redeem any First Redemption Amount on or before the applicable Installment Date, by payment of such amount on the applicable Installment Date, then such Holder shall have the rights set forth in Section 3(a)(v) as if the Company failed to pay the applicable Company Installment Redemption Price (as defined below) and all other rights as a holder of Preferred Shares (including, without limitation, such failure constituting a Triggering Event described in Section 3(a)(v)). Notwithstanding anything to the contrary in this Section 4(b), but subject to Section 8, until the Company credit such Holder's account with DTC for the shares of Common Stock representing the Company Conversion Amount to such Holder, the Company Conversion Amount may be converted by such Holder into Common Stock pursuant to Section 2. In the event that a Holder elects to convert the Company Conversion Amount prior to the applicable Installment Date as set forth in the immediately preceding sentence, the Company Conversion Amount so converted shall be deducted in reverse order starting from the final Installment Amount to be paid hereunder on the final Installment Date, unless such Holder otherwise indicates and allocates among any Installment Dates hereunder in the applicable Conversion Notice or other applicable notice.

(iv) Mechanics of Company Redemption. If the Company elects a Company Redemption in accordance with Section 4(a)(i), then the Company Redemption Amount which is to be paid to each Holder on the applicable Installment Date shall be redeemed by the Company, and the Company shall pay to each Holder on such Installment Date, by wire transfer of immediately available funds, an amount in cash (the "Company Installment Redemption Price") equal to 100% of the Company Redemption Amount. If the Company fails to redeem the Company Redemption Amount on the applicable Installment Date by payment of the Company Installment Redemption Price on such date, then (i) each Holder shall have the rights set forth in Section 3(a)(v) as if the Company failed to pay the applicable Company Installment Redemption Price and all other rights as a Holder of Preferred Shares (including, without limitation, such failure constituting a Triggering Event described in Section 3(a)(v)) and (ii) at the option of such Holder designated in writing to the Company (any such designation shall be deemed a "Conversion Notice" pursuant to Section 2(c)), such Holder may require the Company to convert all or any part of the Company Redemption Amount at the Company Conversion Price as in effect on the applicable Installment Date. Conversions required by this Section 4(a)(iv) shall be made in accordance with the provisions of Section 2. Notwithstanding anything to the contrary in this Section 4(a)(iv), but subject to Section 8, until the Company Installment Redemption Price (together with any interest thereon) is paid in full, the Company Redemption Amount (together with any interest thereon) may be converted, in whole or in part, by such Holder into Common Stock pursuant to Section 2. In the event that a Holder elects to convert the Company Redemption Amount prior to the applicable Installment Date as set forth in the immediately preceding sentence, the Company Redemption Amount so converted shall be deducted in reverse order starting from the final Installment Amount to be paid hereunder on the final Installment Date, unless such Holder otherwise indicates and allocates among any Installment Dates hereunder in the applicable Conversion Notice or other applicable notice.

(v) Deferred Installment Amount. Notwithstanding any provision of this Section 8 to the contrary, each Holder may, at its option and in its sole discretion, deliver a written notice to the Company no later than the Business Day immediately prior to the applicable Installment Date electing to have the payment of all or any portion of an Installment Amount payable on such Installment Date deferred (such amount(s) deferred, the "Deferral Amount") until any subsequent Installment Date selected by such Holder, in its sole discretion, in which case, the Deferral Amount shall be added to, and become part of, the Installment Amount to be paid on such subsequent Installment Date and such Deferral Amount shall continue to accrue Dividends hereunder. Any notice delivered by a Holder pursuant to this Section 4(a)(v) shall set forth (i) the Deferral Amount and (ii) the date that such Deferral Amount shall now be payable.

(b)           Other than as specifically permitted by this Certificate of Designations, the Company may not redeem any of the outstanding Preferred Shares and any unpaid Dividends thereon.

(5) Other Rights of Holders.

(a) Assumption. The Company shall not enter into or be party to a Fundamental Transaction unless (i)  the Successor Entity assumes in writing all of the obligations of the Company under this Certificate of Designations and the other Transaction Documents in accordance with the provisions of this Section 5(a) pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements, if so requested by any Holder, to deliver to each Holder in exchange for such Holder's Preferred Shares a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Preferred Shares, including, without limitation, having a stated value and dividend rate equal to the Stated Value and the Dividend Rate of the Preferred Shares, having similar conversion rights and having similar ranking to the Preferred Shares, and satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market. No later than (i) thirty (30) days prior to the occurrence or consummation of any Fundamental Transaction or (ii) if later, the first Trading Day following the date the Company first becomes aware of the occurrence or potential occurrence of a Fundamental Transaction, the Company shall deliver written notice thereof via facsimile or electronic mail and overnight courier to each Holder. Upon the occurrence or consummation of any Fundamental Transaction, and it shall be a required condition to the occurrence or consummation of any Fundamental Transaction that, the Company and the Successor Entity or Successor Entities, jointly and severally, shall succeed to, and the Company shall cause any Successor Entity or Successor Entities to jointly and severally succeed to, and be added to the term "Company" under this Certificate of Designations (so that from and after the date of such Fundamental Transaction, each and every provision of this Certificate of Designations referring to the "Company" shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Company and the Successor Entity or Successor Entities, jointly and severally, may exercise every right and power of the Company prior thereto and shall assume all of the obligations of the Company prior thereto under this Certificate of Designations with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company in this Certificate of Designations, and, solely at the request of a Holder, if the Successor Entity and/or Successor Entities is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market, shall deliver (in addition to and without limiting any right under this Certificate of Designations) to such Holder in exchange for such Holder's Preferred Shares a security of the Successor Entity and/or Successor Entities evidenced by a written instrument substantially similar in form and substance to the Preferred Shares and convertible for a corresponding number of shares of capital stock of the Successor Entity and/or Successor Entities (the "Successor Capital Stock") equivalent (as set forth below) to the shares of Common Stock acquirable and receivable upon conversion of such Holder's Preferred Shares (without regard to any limitations on the conversion of the Preferred Shares set forth in this Certificate of Designations) prior to such Fundamental Transaction (such corresponding number of shares of Successor Capital Stock to be delivered to Holder shall equal the greater of (A) the quotient of (i) the aggregate dollar value of all consideration (including cash consideration and any consideration other than cash ("Non-Cash Consideration"), in such Fundamental Transaction, as such values are set forth in any definitive agreement for the Fundamental Transaction that has been executed at the time of the first public announcement of the Fundamental Transaction or, if no such value is determinable from such definitive agreement, as determined in accordance with Section 3(c)(iii) with the term "Non-Cash Consideration" being substituted for the term "Conversion Rate") that such Holder would have been entitled to receive upon the happening of such Fundamental Transaction or the record, eligibility or other determination date for the event resulting in such Fundamental Transaction, had such Holder's Preferred Shares been converted immediately prior to such Fundamental Transaction or the record, eligibility or other determination date for the event resulting in such Fundamental Transaction (without regard to any limitations on the conversion of the Preferred Shares set forth in this Certificate of Designations) (the "Aggregate Consideration") divided by (ii) the per share Closing Sale Price of such corresponding Successor Capital Stock on the Trading Day immediately prior to the consummation or occurrence of the Fundamental Transaction) and (B) the product of (A) the Aggregate Consideration and (B) the highest exchange ratio pursuant to which any stockholder of the Company may exchange Common Stock for Successor Capital Stock) (provided, however, to the extent that the Holder's right to receive any such shares of publicly traded common stock (or their equivalent) of the Successor Entity would result in the Holder and its other Attribution Parties exceeding the Maximum Percentage, if applicable, then the Holder shall not be entitled to receive such shares to such extent (and shall not be entitled to beneficial ownership of such shares of publicly traded common stock (or their equivalent) of the Successor Entity as a result of such consideration to such extent) and the portion of such shares shall be held in abeyance for the Holder until such time or times, as its right thereto would not result in the Holder and its other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be delivered such shares to the extent as if there had been no such limitation), and) and, such security shall be satisfactory to such Holder, and with an identical conversion price to the Conversion Price hereunder (such adjustments to the conversion price being for the purpose of protecting after the consummation or occurrence of such Fundamental Transaction the economic value of the Preferred Shares that was in effect immediately prior to the consummation or occurrence of such Fundamental Transaction, as elected by such Holder solely at its option). Upon occurrence or consummation of the Fundamental Transaction, and it shall be a required condition to the occurrence or consummation of such Fundamental Transaction that, the Company and the Successor Entity or Successor Entities shall deliver to each Holder confirmation that there shall be issued upon conversion of the Preferred Shares at any time after the occurrence or consummation of the Fundamental Transaction, as elected by such Holder solely at its option, shares of Common Stock, Successor Capital Stock or, in lieu of the shares of Common Stock or Successor Capital Stock (or other securities, cash, assets or other property purchasable upon the conversion of the Preferred Shares prior to such Fundamental Transaction), such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights), which for purposes of clarification may continue to be shares of Common Stock, if any, that such Holder would have been entitled to receive upon the happening of such Fundamental Transaction or the record, eligibility or other determination date for the event resulting in such Fundamental Transaction, had the Preferred Shares been converted immediately prior to such Fundamental Transaction or the record, eligibility or other determination date for the event resulting in such Fundamental Transaction (without regard to any limitations on the conversion of the Preferred Shares set forth in this Certificate of Designations), as adjusted in accordance with the provisions of this Certificate of Designations. The provisions of this Section 5(a) shall apply similarly and equally to successive Fundamental Transactions.

(b) Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the Holders will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of the Preferred Shares (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that to the extent that a Holder's right to participate in any such Purchase Right would result in such Holder and its other Attribution Parties exceeding the Maximum Percentage, if applicable, then such Holder shall not be entitled to participate in such Purchase Right to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to such extent) and such Purchase Right to such extent shall be held in abeyance for such Holder until such time or times as its right thereto would not result in such Holder and its other Attribution Parties exceeding the Maximum Percentage, at which time or times such Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right to be held similarly in abeyance) to the same extent as if there had been no such limitation).

(c) Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the occurrence or consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities, cash, assets or other property with respect to or in exchange for shares of Common Stock (a "Corporate Event"), the Company shall make appropriate provision to ensure that, and any applicable Successor Entity or Successor Entities shall ensure that, and it shall be a required condition to the occurrence or consummation of such Corporate Event that, each Holder will thereafter have the right to receive upon conversion of such Holder's Preferred Shares at any time after the occurrence or consummation of the Corporate Event, shares of Common Stock or Successor Capital Stock or, if so elected by a Holder, in lieu of the shares of Common Stock (or other securities, cash, assets or other property) purchasable upon the conversion of such Holder's Preferred Shares prior to such Corporate Event (but not in lieu of such items still issuable under Sections 1(d) and 5(b), which shall continue to be receivable on the Common Stock or on such shares of stock, securities, cash, assets or any other property otherwise receivable with respect to or in exchange for shares of Common Stock), such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights and any shares of Common Stock) which such Holder would have been entitled to receive upon the occurrence or consummation of such Corporate Event or the record, eligibility or other determination date for the event resulting in such Corporate Event, had such Holder's Preferred Shares been converted immediately prior to such Corporate Event or the record, eligibility or other determination date for the event resulting in such Corporate Event (without regard to any limitations on conversion of the Preferred Shares). Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Required Holders. The provisions of this Section 6 shall apply similarly and equally to successive Corporate Events.

(6)                 Reservation of Shares.

(a)               The Company shall initially reserve 9,501,850 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction occurring after the Subscription Date) shares of Common Stock for issuances upon conversion of the Preferred Shares and shall thereafter have sufficient authorized and unissued shares of Common Stock to effect the conversion of the Preferred Shares at the Conversion Rate (without regard to any limitations or restrictions herein on any such conversion) with respect to the Conversion Amount of each such Preferred Share (the "Required Reserve Amount"). The Company shall, so long as any of the Preferred Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversions of the Preferred Shares, such number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Preferred Shares then outstanding; provided that at no time shall the number of shares of Common Stock so reserved be less than the Required Reserve Amount; provided, however, that any Pre-Dividend Shares and Dividend Shares issued by the Company shall not be issued from any Common Stock so reserved. The initial number of shares of Common Stock reserved for conversions of the Preferred Shares and each increase in the number of shares so reserved shall be allocated pro rata among the Holders based on the number of Preferred Shares held by each Holder at the time of issuance of the Preferred Shares or increase in the number of reserved shares, as the case may be (the "Authorized Share Allocation"). In the event a Holder shall sell or otherwise transfer any of such Holder's Preferred Shares, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Preferred Shares (other than pursuant to a transfer of Preferred Shares in accordance with the immediately preceding sentence) shall be allocated to the remaining Holders, pro rata based on the number of Preferred Shares then held by such Holders.

(b)               Insufficient Authorized Shares. If at any time while any of the Preferred Shares remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Preferred Shares at least a number of shares of Common Stock equal to the Required Reserve Amount (an "Authorized Share Failure"), then the Company shall immediately take all action necessary to increase the Company's authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Preferred Shares then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall either (x) obtain the written consent of its stockholders for the approval of an increase in the number of authorized shares of Common Stock and provide each stockholder with an information statement with respect thereto or (y) hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders' approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal. Notwithstanding the foregoing, if at such time of an Authorized Share Failure, the Company is able to obtain the written consent of a majority of the shares of its issued and outstanding Common Stock to approve the increase in the number of authorized shares of Common Stock, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the SEC an Information Statement on Schedule 14C.

(7) Voting Rights. Each Holder shall be entitled to the whole number of votes equal to the number of shares of Common Stock into which such Holder's Preferred Shares would be convertible on the record date for the vote or consent of stockholders, but in lieu of using the Conversion Price in effect as of such record date, such votes shall be calculated based on the higher of (i) the then existing Conversion Price and (ii) $1.16 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction from and after the Subscription Date), and shall otherwise have voting rights and powers equal to the voting rights and powers of the Common Stock. Each Holder shall be entitled to receive the same prior notice of any stockholders' meeting as is provided to the holders of Common Stock in accordance with the bylaws of the Company, as well as prior notice of all stockholder actions to be taken by legally available means in lieu of a meeting, and shall vote as a class with the holders of Common Stock as if they were a single class of securities upon any matter submitted to a vote of stockholders, except those matters required by law or by the terms hereof to be submitted to a class vote of the Holders, in which case the Holders only shall vote as a separate class.

(8) Limitation on Conversions.

(a)               Beneficial Ownership. The Company shall not effect the conversion of any portion of a Holder's Preferred Shares, and such Holder shall not have the right to convert any portion of such Holder's Preferred Shares, to the extent that after giving effect to such conversion, such Holder together with such Holder's other Attribution Parties collectively would beneficially own in excess of 4.99% (the "Maximum Percentage") of the shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by a Holder and such Holder's other Attribution Parties shall include the number of shares of Common Stock held by such Holder and all such Holder's other Attribution Parties plus the number of shares of Common Stock issuable upon conversion of such Holder's Preferred Shares with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) conversion of the remaining, nonconverted portion of Preferred Shares beneficially owned by such Holder or any of such Holder's other Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants) beneficially owned by such Holder or any of such Holder's other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 8(a). For purposes of this Section 8(a), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of determining the number of outstanding shares of Common Stock a Holder may acquire upon the conversion of such Holder's Preferred Shares without exceeding the Maximum Percentage, such Holder may rely on the number of outstanding shares of Common Stock as reflected in (i) the Company's most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (ii) a more recent public announcement by the Company or (iii) any other written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding (the "Reported Outstanding Share Number"). If the Company receives a Conversion Notice from a Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall notify such Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Conversion Notice would otherwise cause such Holder's beneficial ownership, as determined pursuant to this Section 8(a), to exceed the Maximum Percentage, such Holder must notify the Company of a reduced number of shares of Common Stock to be purchased pursuant to such Conversion Notice. For any reason at any time, upon the written or oral request of a Holder, the Company shall within one (1) Trading Day confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Preferred Shares, by a Holder and any other Attribution Party of such Holder since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to a Holder upon conversion of such Holder's Preferred Shares results in such Holder and such Holder's other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which such Holder's and such Holder's other Attribution Parties' aggregate beneficial ownership exceeds the Maximum Percentage (the "Excess Shares") shall be deemed null and void and shall be cancelled ab initio, and such Holder shall not have the power to vote or to transfer the Excess Shares. Upon delivery of a written notice to the Company, a Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to such Holder and such Holder's other Attribution Parties and not to any other Holder that is not an Attribution Party of such Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Certificate of Designations in excess of the Maximum Percentage shall not be deemed to be beneficially owned by a Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 8(a) to the extent necessary to correct this paragraph (or any portion of this paragraph) which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 8(a) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor Holder.

(b)               Principal Market Regulation. The Company shall not be obligated to issue any shares of Common Stock pursuant to the terms of this Certificate of Designations, and the Holders shall not have the right to receive any shares of Common Stock pursuant to the terms of this Certificate of Designations, if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue pursuant to this Certificate of Designations or otherwise without breaching the Company's obligations under the rules or regulations of the Principal Market (the "Exchange Cap") except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Required Holders. Until such approval or written opinion is obtained, no Holder shall be issued in the aggregate, pursuant to the terms of this Certificate of Designations, shares of Common Stock in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the number of Preferred Shares issued to such Holder pursuant to the Securities Purchase Agreement on the Issuance Date and the denominator of which is the aggregate number of all Preferred Shares issued to the Holders pursuant to the Securities Purchase Agreement on the Issuance Date (with respect to each such Holder, the "Exchange Cap Allocation"). In the event that any Holder shall sell or otherwise transfer any of such Holder's Preferred Shares, the transferee shall be allocated a pro rata portion of such Holder's Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee. In the event that any Holder shall convert all of such Holder's Preferred Shares into a number of shares of Common Stock which, in the aggregate, is less than such holder's Exchange Cap Allocation, then the difference between such holder's Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining Holders on a pro rata basis in proportion to the shares of Common Stock underlying the Preferred Shares then held by each such Holder.

(c)               Baby Shelf Rules. The Company shall not be obligated to issue any shares of Common Stock pursuant to the terms of this Certificate of Designations, and the Holders shall not have the right to receive any shares of Common Stock pursuant to the terms of this Certificate of Designations, if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Holders may receive pursuant to this Certificate of Designations without exceeding any applicable limitations pursuant to applicable securities laws (the "Baby Shelf Cap"). No Holder shall be issued in the aggregate, pursuant to the terms of this Certificate of Designations, shares of Common Stock in an amount greater than the product of the Baby Shelf Cap multiplied by a fraction, the numerator of which is the number of Preferred Shares issued to such Holder pursuant to the Securities Purchase Agreement on the Issuance Date and the denominator of which is the aggregate number of all Preferred Shares issued to the Holders pursuant to the Securities Purchase Agreement on the Issuance Date (with respect to each such Holder, the "Baby Shelf Cap Allocation"). In the event that any Holder shall sell or otherwise transfer any of such Holder's Preferred Shares, the transferee shall be allocated a pro rata portion of such Holder's Baby Shelf Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Baby Shelf Cap Allocation allocated to such transferee. In the event that any Holder shall convert all of such Holder's Preferred Shares into a number of shares of Common Stock which, in the aggregate, is less than such holder's Baby Shelf Cap Allocation, then the difference between such holder's Baby Shelf Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Baby Shelf Cap Allocations of the remaining Holders on a pro rata basis in proportion to the shares of Common Stock underlying the Preferred Shares then held by each such Holder.

(9) Change of Control Redemption Right; Dissolution, Winding-Up.

(a) Change of Control. No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile or electronic mail and overnight courier to each Holder (a "Change of Control Notice") setting forth a description of such transaction in reasonable detail and the anticipated Change of Control Redemption Date (as defined below) if then known. At any time during the period (the "Change of Control Period") beginning after a Holder's receipt of a Change of Control Notice and ending on the date that is twenty (20) Trading Days after the consummation of such Change of Control, such Holder may require the Company to redeem (a "Change of Control Redemption") all or any portion of such Holder's Preferred Shares by delivering written notice thereof ("Change of Control Redemption Notice") to the Company, which Change of Control Redemption Notice shall indicate the Conversion Amount such Holder is electing to redeem. Any Preferred Shares subject to redemption pursuant to this Section 9(a) shall be redeemed by the Company in cash at a price equal to the sum of (I) the greater of (i) 125% of the Conversion Amount being redeemed and (ii) the product of (A) the Conversion Amount being redeemed and (B) the quotient determined by dividing (1) the greatest Closing Sale Price of the Common Stock during the period commencing as of the Trading Day immediately prior to the public announcement of such proposed Change of Control and ending as of the Trading Day immediately prior to the consummation of such Change of Control by (2) the lowest Fixed Conversion Price in effect during such period and (II) the applicable Make-Whole Amount for the Preferred Shares being redeemed (the "Change of Control Redemption Price"). The Company shall make payment of the Change of Control Redemption Price concurrently with the consummation of such Change of Control if such a Change of Control Redemption Notice is received prior to the consummation of such Change of Control and within five (5) Trading Days after the Company's receipt of such notice otherwise (the "Change of Control Redemption Date"). To the extent redemptions required by this Section 9(a) are deemed or determined by a court of competent jurisdiction to be prepayments of the Preferred Shares by the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 9(a), until the Change of Control Redemption Price (together with any interest thereon) is paid in full, the Conversion Amount submitted for redemption under this Section 9(a) may be converted, in whole or in part, by any Holder into shares of Common Stock, or in the event the Conversion Date is after the consummation of the Change of Control, shares or equity interests of the Successor Entity substantially equivalent to the Company's Common Stock pursuant to Section 2(c). In the event of a partial redemption of the Preferred Shares pursuant hereto, the Stated Value redeemed shall be deducted from the Installment Amounts applying such reduction to the Installment Dates in reverse order first to the last Installment Date on which Installment Amounts are then scheduled to be paid to such Holder, unless such Holder shall otherwise specify in the Change of Control Redemption Notice or other applicable notice. The parties hereto agree that in the event of the Company's redemption of any portion of the Preferred Shares under this Section 9(a), the Holders' damages would be uncertain and difficult to estimate because of the parties' inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holders. Accordingly, any redemption premium due under this Section 9(a) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holders' actual loss of its investment opportunity and not as a penalty. In the event that the Company does not pay the Change of Control Redemption Price on the Change of Control Redemption Date, then each Holder shall have the right to void the redemption pursuant to Section 3(e).

(b) Liquidation. In the event of a Liquidation Event, each Holder shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the "Liquidation Funds"), before any amount shall be paid to the holders of any of the Junior Shares, an amount per Preferred Share equal to the sum of the Conversion Amount plus the Make-Whole Amount; provided that, if the Liquidation Funds are insufficient to pay the full amount due to the Holders and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Preferred Shares as to payments of Liquidation Funds (the "Pari Passu Shares"), if any, then each Holder and each holder of any such Pari Passu Shares shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such Holder as a liquidation preference, in accordance with their respective Certificate of Designations, Preferences and Rights, as a percentage of the full amount of Liquidation Funds payable to all Holders and Pari Passu Shares. After the foregoing distributions, the Holders shall be entitled, on a pari passu basis with the holders of Common Stock and treating for the purpose thereof all of the Preferred Shares as having been converted into Common Stock pursuant to Section 2, to participate in the distribution of any remaining assets of the Company to the holders of the outstanding Common Stock. To the extent necessary, the Company shall cause such actions to be taken by any of its Subsidiaries so as to enable, to the maximum extent permitted by law, the proceeds of a Liquidation Event to be distributed to the Holders in accordance with this Section. All the preferential amounts to be paid to the Holders under this Section shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any Liquidation Funds of the Company to the holders of, shares of other classes or series of preferred stock of the Company junior in rank to the Preferred Shares in connection with a Liquidation Event as to which this Section applies. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a Liquidation Event.

(10)     Insufficient Assets. If upon a Redemption Date, the assets of the Company are insufficient to pay the applicable Redemption Price, the Company shall (i) take all appropriate action reasonably within its means to maximize the assets available for paying the applicable Redemption Price, (ii) redeem out of all such assets available therefor on the applicable Redemption Date the maximum possible Conversion Amount that it can redeem on such date, pro rata among the holders of the Preferred Shares to be redeemed in proportion to the aggregate number of Preferred Shares outstanding on the applicable Redemption Date and (iii) following the applicable Redemption Date, at any time and from time to time when additional assets of the Company become available to redeem the remaining Conversion Amount of the Preferred Shares, the Company shall use such assets, at the end of the then current calendar month, to redeem the balance of such Conversion Amount of the Preferred Shares, or such portion thereof for which assets are then available, on the basis set forth above at the applicable Redemption Price, and such assets will not be used prior to the end of such calendar month for any other purpose. Dividends on the Preferred Shares that have not been redeemed shall continue to accrue until such time as the Company redeems the Preferred Shares. The Company shall pay to each Holder the applicable Redemption Price without regard to the legal availability of funds unless expressly prohibited by applicable law or unless the payment of the applicable Redemption Price could reasonably be expected to result in personal liability to the directors of the Company.

(11)        Ranking. All shares of Common Stock shall be of junior rank to all Preferred Shares with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company. The rights of the shares of Common Stock shall be subject to the preferences and relative rights of the Preferred Shares. Without the prior express written consent of the Required Holders, the Company shall not hereafter authorize or issue additional or other Capital Stock that is of senior or pari-passu rank to the Preferred Shares in respect of the preferences as to distributions and payments upon a Liquidation Event. The Company shall be permitted to issue preferred stock that is junior in rank to the Preferred Shares in respect of the preferences as to dividends and other distributions, amortization and redemption payments and payments upon the liquidation, dissolution and winding up of the Company, provided, that the maturity date (or any other date requiring redemption, repayment or any other payment, including, without limitation, dividends in respect of any such preferred shares) of any such junior preferred shares is not on or before 91 days after the Maturity Date. In the event of the merger or consolidation of the Company with or into another corporation, the Preferred Shares shall maintain their relative powers, designations and preferences provided for herein (except that the Preferred Shares may not be pari passu with, or junior to, any Capital Stock of the successor entity) and no merger shall result inconsistent therewith.

(12)        Vote to Change the Terms of or Issue Preferred Shares. In addition to any other rights provided by law, except where the vote or written consent of the holders of a greater number of shares is required by law or by another provision of the Certificate of Incorporation, the affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders, voting together as a single class, shall be required before the Company may:

(a) amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or bylaws, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of preferred stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Preferred Shares, regardless of whether any such action shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

(b) increase or decrease (other than by conversion) the authorized number of shares of Preferred Shares;

(c) amend any provision of the Certificate of Designation with respect to the Preferred Shares; or

(d) whether or not prohibited by the terms of the Preferred Shares, circumvent a right of the Preferred Shares.

Any Preferred Shares which are converted, repurchased or redeemed shall be automatically and immediately cancelled and shall not be reissued, sold or transferred.

(13)       Lost or Stolen Certificates. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Preferred Shares, and, in the case of loss, theft or destruction, of an indemnification undertaking by such Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue preferred stock certificates if such Holder contemporaneously requests the Company to convert such Preferred Shares into Common Stock.

(14)         Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designations shall be cumulative and in addition to all other remedies available under this Certificate of Designations, at law or in equity (including a decree of specific performance and/or other injunctive relief). No remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy. Nothing herein shall limit a Holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designations. The Company covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by such Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holders shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

(15)      Construction. This Certificate of Designations shall be deemed to be jointly drafted by the Company and all initial Holders and shall not be construed against any person as the drafter hereof.

(16)      Failure or Indulgence Not Waiver. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

(17)      Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Certificate of Designations must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or by electronic mail; or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

(a) if to the Company, to:

Net Element, Inc.

3363 NE 163rd Street, Suite 705

North Miami Beach, FL 33160

Attention: Chief Legal Officer

Facsimile: (786) 272-0696

Telephone: (786) 923-0515

E-mail: swolberg@netelement.com

with a copy to:

Snell & Wilmer L.L.P.

600 Anton Boulevard, 14th Floor

Costa Mesa, CA 92626

Attention: Serge V. Pavluk

Facsimile: 714-427-7799

Telephone: 714-427-7442

E-mail: spavluk@swlaw.com

(b) if to a Holder, at such address, e-mail address or facsimile numbers as may have been furnished to the Company in writing.

or to such other address, facsimile number and/or email-address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine or e-mail containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

The Company shall provide each Holder with prompt written notice of all actions taken pursuant to this Certificate of Designation, including in reasonable detail a description of such action. The Company may update its notice information by written notice to the Holders in accordance herewith.

(18)       Transfer of Preferred Shares. A Holder may assign some or all of the Preferred Shares and the accompanying rights hereunder held by such Holder without the consent of the Company; provided that such assignment is in compliance with applicable securities laws.

(19)       Preferred Share Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holders), a register for the Preferred Shares, in which the Company shall record the name and address of the persons in whose name the Preferred Shares have been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Preferred Share is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any properly made transfers.

(20)        Stockholder Matters. Any stockholder action, approval or consent required, desired or otherwise sought by the Company pursuant to the rules and regulations of the Principal Market, the DGCL, this Certificate of Designations or otherwise with respect to the issuance of the Preferred Shares or the Common Stock issuable upon conversion thereof may be effected by written consent of the Company's stockholders or at a duly called meeting of the Company's stockholders, all in accordance with the applicable rules and regulations of the Principal Market and the DGCL. This provision is intended to comply with the applicable sections of the DGCL permitting stockholder action, approval and consent affected by written consent in lieu of a meeting.

(21)        Disclosure. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Certificate of Designations, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or any of its Subsidiaries, the Company shall within one (1) Business Day after any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its Subsidiaries, the Company shall so indicate to the Holders contemporaneously with delivery of such notice, and in the absence of any such indication, the Holders shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

(22)        [Intentionally omitted]

(23)        Independent Nature of Holders' Obligations and Rights. The rights and obligations of each Holder under any Transaction Document are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute any Holder as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Certificate of Designations or out of any other Transaction Documents, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

(24)        Certain Defined Terms. For purposes of this Certificate of Designations, the following terms shall have the following meanings:

(a)      "Additional Amount" means, on a per Preferred Share basis, the product of (A) the result of the following formula: (Dividend Rate)(N/365) and (B) the Stated Value.

(b)      "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that "control" of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(c)      "Approved Stock Plan" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company.

(d) "Attribution Parties" means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by any Holder's investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of any Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with any Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company's Common Stock would or could be aggregated with any Holder's and such Holder's other Attribution Parties for purposes of Section 13(d) of the Exchange Act. For clarity, the purpose of the foregoing is to subject collectively each Holder and all such Holder's other Attribution Parties to the Maximum Percentage.

(e)      "Bloomberg" means Bloomberg Financial Markets.

(f)      "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(g)      "Capital Stock" means: (A) in the case of a corporation, corporate stock; (B) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (C) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership or limited liability company interests; and (D) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

(h)      "Change of Control" means any Fundamental Transaction other than (A) any reorganization, recapitalization or reclassification of the Common Stock in which holders of the Company's voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company.

(i)  "Closing Bid Price" and "Closing Sale Price" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the OTC Link or "pink sheets" by OTC Markets Group Inc. (formerly Pink OTC Markets Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holders. If the Company and the Required Holders are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 2(c)(iv). All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(j)  "Common Stock" means (i) the Company's common stock, par value $0.0001 per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(k)  "Company Conversion Price" means, with respect to any Installment Date or other applicable date of determination, that price which shall be the lower of (i) the then applicable Conversion Price and (ii) the Market Price as in effect on the applicable Installment Date or other applicable date of determination.

(l)  "Contingent Obligation" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(m) "Conversion Amount" means the sum of (A) the Stated Value and (B) the Additional Amount.

(n) "Conversion Price" means (i) $1.74, subject to adjustment as provided herein (the price set forth in this clause (i), the "Fixed Conversion Price") or (ii) with respect to a Qualifying Conversion, the lower of (I) the Fixed Conversion Price and (II) the Market Price as in effect on the applicable date of determination (the price set forth in this clause (ii), the "Alternative Conversion Price").

(o) "Convertible Securities" means any stock or securities (other than Options) directly or indirectly convertible into or exchangeable or exercisable for Common Stock.

(p) "Dividend Balance Shares" means, for any Dividend Date, a number of shares of Common Stock equal to (i) the Post-Dividend Shares with respect to such Dividend Date minus (ii) the amount of any Pre-Dividend Shares delivered on the related Dividend Pre-Payment Date; provided that in the event that the amount of Pre-Dividend Shares exceeds the Post-Dividend Shares for such date (such excess, the "Dividend Shares Excess"), the Dividend Balance Shares shall equal zero (0) for such date and in no event shall (x) any Dividend Shares Excess reduce the number of Pre-Dividend Shares payable on the next Dividend Pre-Payment Date, if any, and (y) any Holder be required to return any Dividends Shares Excess to the Company.

(q) "Dividend Conversion Price" means, with respect to any Dividend Date or other applicable date of determination, that price which shall be the lower of (i) the then applicable Conversion Price and (ii) the Market Price as in effect on the applicable Dividend Date or other applicable date of determination.

(r) "Dividend Notice Due Date" means the eighteenth (18th) Trading Day prior to the applicable Dividend Date.

(s)  "Dividend Pre-Payment Date" means the fifteenth (15th) Trading Day prior to the applicable Dividend Date.

(t)      "Dividend Rate" means (A) nine percent (9.0%) per annum and (B) for the period from and after the occurrence of a Triggering Event through such time that such Triggering Event is cured, eighteen percent (18%) per annum.

(u)     "Eligible Market" means the Principal Market, The New York Stock Exchange, Inc., The NYSE MKT LLC, The NASDAQ Global Select Market or The NASDAQ Global Market.

(v)      "Equity Conditions" means: (A) on each day during the Equity Conditions Measuring Period, all shares of Common Stock issued and issuable pursuant to the terms of this Certificate of Designations (without regard to any limitation or restriction on conversion or exercise set forth herein), including, without limitation, the Pre-Dividend Shares and the Dividend Shares issuable on the applicable Dividend Pre-Payment Date or Dividend Date, as applicable, and the shares of Common Stock issuable upon conversion of the Conversion Amount that is subject to the applicable Company Conversion, as applicable, requiring the satisfaction of the Equity Conditions, shall be either (x) issued or, to the extent not yet issued, issuable without restrictive legends and shall be eligible for sale without restriction or limitation pursuant to Rule 144 of the Securities Act and without the need for registration under any applicable federal or state securities laws or (y) be subject to an effective registration statement; (B) on each day during the Equity Conditions Measuring Period, the Common Stock is designated for quotation on the Principal Market or an Eligible Market and shall not have been suspended from trading from all such exchanges or markets nor shall proceedings for such delisting or suspension from any applicable exchanges or markets have been commenced, threatened or pending either, in the case of such exchange or market in writing by such exchange or market (provided, however, that in the event proceedings for such delisting or suspension have been threatened or commenced, the Company shall have ninety (90) days from such threat or commencement, whichever is earlier, to cure such failure before it is deemed, for all purposes hereunder, to have failed to satisfy such Equity Condition); (C) on each day during the Equity Conditions Measuring Period, the Company shall have delivered Common Stock upon conversion of the Preferred Shares on a timely basis as set forth in Section 2(c) hereof; (D) any applicable shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 8 hereof or the rules or regulations of the applicable Eligible Market; (E) during the Equity Conditions Measuring Period, the Company shall not have failed to timely make any payments within ten (10) Business Days of when such payment is due pursuant to any Transaction Document; (F) during the Equity Conditions Measuring Period, there shall not have occurred either (1) the public announcement of a pending, proposed or intended Fundamental Transaction which has not been abandoned, terminated or consummated or (2) a Triggering Event or an event that with the passage of time or giving of notice would constitute a Triggering Event; (G) the Company shall have no knowledge of any fact that would cause all shares of Common Stock issued and issuable pursuant to the terms of this Certificate of Designations not to be eligible for sale without restriction or limitation pursuant to Rule 144 of the Securities Act and without the need for registration (other than as required under the Registration Statement) under any applicable federal or state securities laws; (H) the Company otherwise shall have been in compliance with and shall not have breached any provision, covenant, representation or warranty of any Transaction Document; (I) the Company shall have obtained the Stockholder Approval (as defined in the Securities Purchase Agreement); (J) on each day during Equity Conditions Measuring Period, no Holder shall be in possession of any material, nonpublic information received from the Company, any Subsidiary or its respective agent or affiliates; (K) the shares of Common Stock issuable pursuant the event requiring the satisfaction of the Equity Conditions are duly authorized and listed and eligible for trading without restriction on an Eligible Market; (L) the daily dollar trading volume of the Common Stock as reported by Bloomberg shall be at least $350,000 on no less than ten (10) Trading Days during the twenty (20) consecutive Trading Day immediately preceding the applicable date of determination; (M) the arithmetic average of the daily dollar trading volume of the Common Stock as reported by Bloomberg during the twenty (20) consecutive Trading Day immediately preceding the applicable date of determination shall be no less than $350,000; (N) the arithmetic average of the Weighted Average Prices of the Common Stock on each Trading Day during the Equity Conditions Measuring Period exceeds $0.53 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction occurring after the Subscription Date); and (O) on each day during the Equity Conditions Measuring Period, the Company is in compliance with the requirement set forth in Rule 144(c)(1).

(w) "Equity Conditions Failure" means that on any day during the period commencing ten (10) Trading Days prior to the applicable date of determination through the applicable date of determination, the Equity Conditions have not been satisfied (or waived in writing by such Holder).

(x) "Equity Conditions Measuring Period" means each day during the period beginning thirty (30) Trading Days prior to the applicable date of determination and ending on and including the applicable date of determination.

(y) "Equity Interests" means (i) all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests, joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting and (ii) all securities convertible into or exchangeable for any of the foregoing and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any of the foregoing, whether or not presently convertible, exchangeable or exercisable.

(z) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(aa)        "Excluded Securities" means no more than an aggregate pursuant to all of the following events of 2,345,564 shares of Common Stock (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction after the Subscription Date) (the "Excluded Securities Cap") issued or issuable or deemed to be issued in accordance with Section 2(e) hereof by the Company: (A) under any Approved Stock Plan; (B) in accordance with the terms of this Certificate of Designations; provided, that the Certificate of Designations is not amended, modified or changed on or after the Subscription Date; (C) upon conversion, exercise or exchange of any Options or Convertible Securities which are outstanding on the day immediately preceding the Subscription Date, provided, that such issuance of Common Stock upon exercise of such Options or Convertible Securities is made pursuant to the terms of such Options or Convertible Securities in effect on the date immediately preceding the Subscription Date and such Options or Convertible Securities are not amended, modified or changed on or after the Subscription Date, (D) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to an unaffiliated Person (or to the equity holders of an unaffiliated Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities for the purpose of raising capital or to an entity whose primary business is investing in securities or (E) in accordance with the terms of any securities issued to any of the initial Holders; provided, however, that the Excluded Securities Cap shall not apply to, and the Excluded Securities Cap shall be calculated irrespective of any restricted shares of Common Stock with respect to which the Company has not and will not file a registration statement for the issuance or resale of such shares pursuant to the Securities Act, and which are issued in connection with (i) the acquisition from Maglenta Enterprises Inc. and Champfremont Holding Ltd. of all of the issued and outstanding equity interests of the PayOnline group of companies consisting of PayOnline System LLC, Innovative Payment Technologies LLC, Polimore Capital Limited and Brosword Holding Limited, by TOT Group Europe, Ltd., a Subsidiary of the Company, and (ii) pursuant to the foregoing clause (D).

(bb)        "Fixed Conversion Price" shall have the meaning set forth in clause (i) of the definition of "Conversion Price".

(cc)        "Fundamental Transaction" means (i) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, (a) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (b) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its "significant subsidiaries" (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (c) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (1) 50% of the outstanding shares of Common Stock, (2) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (3) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding shares of Common Stock, or (d) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby such Subject Entities, individually or in the aggregate, acquire, either (1) at least 50% of the outstanding shares of Common Stock, (2) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (3) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding shares of Common Stock, or (e) reorganize, recapitalize or reclassify its Common Stock, (ii) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (a) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (b) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by all such Subject Entities as of the Subscription Date calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (c) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other stockholders of the Company to surrender their shares of Common Stock without approval of the stockholders of the Company or (iii) directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

(dd)        "GAAP" means United States generally accepted accounting principles, consistently applied.

(ee)        "Group" means a "group" as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder.

(ff) "Indebtedness" of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) "capital leases" in accordance with generally accepted accounting principles (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (viii) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above.

(gg)        "Initial Company Conversion Price" means, with respect to any Installment Pre-Payment Date or other applicable date of determination, that price which shall be the lower of (i) the then applicable Conversion Price and (ii) the Market Price as in effect on the applicable Installment Pre-Payment Date or other applicable date of determination.

(hh)        "Initial Dividend Conversion Price" means, with respect to any Dividend Pre-Payment Date or other applicable date of determination, that price which shall be the lowest of (i) the then applicable Conversion Price and (ii) the Market Price as in effect on the applicable Dividend Pre-Payment Date or other applicable date of determination.

(ii)        "Installment Amount" means with respect to each Installment Date, an amount equal to the sum of (i) the aggregate Stated Amount of the lesser of (A) one thousand (1,000) Preferred Shares (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction occurring after the Subscription Date) and (B) the number of Preferred Shares outstanding on such Installment Date, (ii) any Deferral Amount deferred pursuant to Section 4(a)(v) and included in such Installment Amount, (iii) the applicable Make-Whole Amount for the Preferred Shares included in such Installment Amount and (iv) any accrued and unpaid Dividends with respect to such Preferred Shares, as any such Installment Amount for each Holder may be reduced pursuant to the terms hereof, whether upon conversion, redemption or otherwise. In the event a Holder shall sell or otherwise transfer or assign any Preferred Shares, the transferee shall be allocated a pro rata portion of each unpaid Installment Amount hereunder.

(jj) "Installment Balance Conversion Shares" means, for any Installment Date, a number of shares of Common Stock equal to (i) the Post-Installment Conversion Shares with respect to such Installment Date minus (ii) the amount of any Pre-Installment Conversion Shares delivered on the related Installment Pre-Payment Date; provided that in the event that the amount of Pre-Installment Conversion Shares exceeds the Post-Installment Conversion Shares for such date, (such excess, the "Installment Shares Excess"), the Installment Balance Conversion Shares shall equal zero (0) for such date and in no event shall any Installment Shares Excess reduce the number of Pre-Installment Conversion Shares payable on the next Installment Pre-Payment Date, if any

(kk) "Installment Date" means, the last Trading Day of each calendar month through the Maturity Date, with the first Installment Date being May 29, 2015.

(ll) "Issuance Date" means April 30, 2015.

(mm)      "Lead Investor" means [                ].

(nn)       "Liquidation Event" means the voluntary or involuntary liquidation, dissolution or winding up of the Company or such Subsidiaries the assets of which constitute all or substantially all of the assets of the business of the Company and its Subsidiaries taken as a whole, in a single transaction or series of transactions.

(oo)       "Make-Whole Amount" means, the amount of any Dividends per applicable Preferred Share that, but for the event requiring the payment of the Make-Whole Amount, would have accrued with respect to such Preferred Share if the Preferred Shares had remained outstanding for the period from such event through the Maturity Date.

(pp)       "Make-Whole Price" means. with respect to any Conversion Date or other applicable date of determination, that price which shall be the lower of (i) the then applicable Conversion Price and (ii) the Market Price as in effect on the applicable related Conversion Date or other applicable date of determination.

(qq) "Market Price" means 92% of the lowest of (i) the arithmetic average of the three (3) lowest Weighted Average Prices of the Common Stock during the fifteen (15) consecutive Trading Day period ending on the Trading Day immediately preceding the applicable date of determination, (ii) the Weighted Average Price of the Common Stock on the Trading Day immediately preceding the applicable date of determination and (iii) the Weighted Average Price of the Common Stock on the applicable date of determination. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination, reclassification or other similar transaction during such period.

(rr) "Maturity Date" means April 30, 2017.

(ss) "N" means the number of days from, but excluding, the last Dividend Date with respect to which dividends have been paid in full by the Company on the applicable Preferred Share, or the Issuance Date if no Dividend Date has occurred.

(tt) "Option Value" means the value of an Option based on the Black and Scholes Option Pricing model obtained from the "OV" function on Bloomberg determined as of (i) the Trading Day prior to the public announcement of the applicable Option if the issuance of such Option is publicly announced or (ii) the Trading Day immediately following the issuance of the applicable Option if the issuance of such Option is not publicly announced, for pricing purposes and reflecting (a) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of the applicable Option as of the applicable date of determination, (b) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of the day immediately following the public announcement of (i) the Trading Day immediately following the public announcement of the applicable Option if the issuance of such Option is publicly announced or (ii) the Trading Day immediately following the issuance of the applicable Option if the issuance of such Option is not publicly announced, (c) the underlying price per share used in such calculation shall be the highest Weighted Average Price during the period beginning on the day prior to the execution of definitive documentation relating to the issuance of the applicable Option and the public announcement of such issuance, (d) a zero cost of borrow and (e) a 360 day annualization factor.

(uu)        "Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

(vv)        "Parent Entity" of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(ww)        "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(xx)        "Pro Rata Portion" means, for each Holder, at any time of determination, a fraction the numerator of which is the number of Preferred Shares held by such Holder on the Issuance Date and the denominator of which is the total number of Preferred Shares issued on the Issuance Date. In the event that a Holder shall sell or otherwise transfer any of its Preferred Shares, the transferee shall be allocated a pro rata portion of the transferring Holder's Pro Rata Portion.

(yy)        "Post-Dividend Shares" means, for any Dividend Date and without taking into account the delivery of any Pre-Dividend Shares, that number of shares of Common Stock equal to the applicable amount of Dividends to be paid in Dividend Shares for such Dividend Date divided by the Dividend Conversion Price, rounded up to the nearest whole number.

(zz)        "Post-Installment Conversion Shares" means, for any Installment Date and without taking into account the delivery of any Pre-Installment Conversion Shares, that number of shares of Common Stock equal to the applicable Company Conversion Amount for such Installment Date divided by the Company Conversion Price, rounded up to the nearest whole number.

(aaa)      "Principal Market" means The NASDAQ Capital Market.

(bbb)      "Qualifying Conversion" means conversion of a Conversion Amount not exceeding on any given Trading Day three (3) times the Installment Amount due on the Installment Date immediately following the applicable date of determination.

(ccc)      "Redemption Dates" means, collectively, the Triggering Event Redemption Date, the Change of Control Redemption Date, any Installment Date and the date of any other redemption set forth herein, each of the foregoing, individually, a "Redemption Date".

(ddd)      "Redemption Prices" means, collectively, the Triggering Event Redemption Price, the Change of Control Redemption Price, any Installment Amount and any other redemption price set forth herein (including in each case any interest, damages and Make-Whole Amount thereon), each of the foregoing, individually, a "Redemption Price".

(eee)      "Registration Statement" means the Company's Registration Statement on Form S-3 (File number 333-199432).

(fff)      "Required Holders" means the holders of Preferred Shares representing at least sixty-five percent (65%) of the aggregate Preferred Shares then outstanding and shall include the Lead Investor so long as the Lead Investor or any of its Affiliates holds any Preferred Shares.

(ggg)      "Securities Act" means the Securities Act of 1933, as amended.

(hhh)      "Securities Purchase Agreement" means the Securities Purchase Agreement, dated as of the Subscription Date, by and among the Company and the investors referred to therein.

(iii) "Stated Value" means. Per Preferred Share, $1,000, subject to adjustment to preserve such value for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, reverse stock splits or other similar events relating to the Preferred Shares after the Subscription Date.

(jjj) "Subject Entity" means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(kkk)    "Subscription Date" means April 30, 2015.

(lll) "Subsidiaries" means any joint venture or entity in which the Company, directly or indirectly, owns capital stock or an equity or similar interest, including any Subsidiaries formed or acquired after the Subscription Date.

(mmm) "Successor Entity" means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person's Parent Entity.

(nnn)   "Tax" means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any related penalty or interest).

(ooo)   "Tax Deduction" means a deduction or withholding for or on account of Tax from a payment under this Certificate of Designations including any constructive payment or any payment in a form other than cash.

(ppp)   "Trading Day" means any day on which shares of Common Stock are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the shares of Common Stock are then traded; provided that "Trading Day" shall not include any day on which the shares of Common Stock are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the shares of Common Stock are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

(qqq)   "Transaction Documents" means this Certificate of Designations, the Securities Purchase Agreement and each of the other agreements entered into by the parties to the Securities Purchase Agreement in connection with the transactions contemplated by the Securities Purchase Agreement.

(rrr)      "Weighted Average Price" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on an Eligible Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on such Eligible Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time)); (b) if the Common stock is not then listed or quoted on an Eligible Market, and if the Common Stock is listed or quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the OTC Link or "pink sheets" by OTC Markets Group Inc. (formerly Pink OTC Markets Inc.) (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Required Holders and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company. If the Company and the Required Holders are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 2(c)(iv) below. All such determinations shall be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.

* * * * *

IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be signed by Oleg Firer, its Chief Executive Officer, as of the 30th day of April, 2015.

NET ELEMENT, INC.

By:
Name:
Title:

EXHIBIT I

NET ELEMENT, INC.

CONVERSION NOTICE

Reference is made to the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Net Element, Inc. (the "Certificate of Designations"). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock, par value $0.01 per share (the "Preferred Shares"), of Net Element, Inc., a Delaware corporation (the "Company"), indicated below into shares of Common Stock, par value $0.0001 per share (the "Common Stock"), of the Company, as of the date specified below.

Date of Conversion:

Number of Preferred Shares to be converted:

Stock certificate no(s). of Preferred Shares to be converted:

Tax ID Number (If applicable):

Please confirm the following information:

Conversion Price:

Please check the following box if the Conversion Price is being determined by:

Alternative Conversion Price: ☐

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Preferred Shares are being converted in the following name and to the following address:

Issue to:

Address:

Telephone Number:

Facsimile Number:

Authorization:

By:
Title:

Dated:

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer):

Installment Amounts to be reduced and amount of reduction:

[NOTE TO HOLDER — THIS FORM MUST BE SENT CONCURRENTLY TO TRANSFER AGENT]

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs Continental Stock Transfer & Trust Company to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated April __, 2015 from the Company and acknowledged and agreed to by Continental Stock Transfer & Trust Company.

NET ELEMENT, INC.

By:

Name:
Title:

Appendix “D”

NOTE PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of April 30, 2015, by and among Net Element Inc., a Delaware corporation, with headquarters located at 3363 NE 163rd Street, Suite 705, North Miami Beach, FL 33160 (the "Company"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "Buyer" and collectively, the "Buyers").

WHEREAS:

A.           The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the "1933 Act"), and Rule 506(b) of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act.

B.           The Company has authorized a new series of senior convertible notes of the Company, in substantially the form attached hereto as Exhibit A (the "Notes"), which Notes shall be convertible into the Company's common stock, par value $0.0001 per share (the "Common Stock") (the shares of Common Stock issuable pursuant to the terms of the Notes, including, without limitation, upon conversion, as payment of Interest and as part of the Make-Whole Amount (each, as defined in the Notes) or otherwise, collectively, the "Conversion Shares"), in accordance with the terms of the Notes.

C.           Each Buyer wishes to purchase, and the Company wishes to sell at the Initial Closing (as defined below), upon the terms and conditions stated in this Agreement, (i) that aggregate principal amount of Notes set forth opposite such Buyer's name in column (3)(a) on the Schedule of Buyers attached hereto (which aggregate principal amount of Notes for all Buyers shall be $5,000,000) (the "Initial Notes"), and (ii) Warrants, in substantially the form attached hereto as Exhibit B (the "Initial Warrants"), representing the right to acquire that number of shares of Common Stock set forth opposite such Buyer's name in column (4)(a) on the Schedule of Buyers, as appropriately adjusted for any stock dividend, stock split, stock combination or similar transaction from and after the date hereof (as exercised, collectively, the "Initial Warrant Shares").

D.           Each Buyer wishes to purchase, and the Company wishes to sell at an Additional Closing, upon the terms and conditions stated in this Agreement, (i) that aggregate principal amount of Notes set forth opposite such Buyer's name in column (3)(b) on the Schedule of Buyers attached hereto (which aggregate principal amount for all Buyers shall be $10,000,000) (the "Additional Notes" and together with the Initial Notes, collectively referred to as the "Notes") and (ii) warrants, in substantially the form attached hereto as Exhibit B (the "Additional Warrants", and together with the Initial Warrants, the "Warrants"), to acquire up to that number of additional shares of Common Stock set forth opposite such Buyer's name in columns (4)(b) of the Schedule of Buyers, as appropriately adjusted for any stock dividend, stock split, stock combination or similar transaction from and after the date hereof (as exercised, collectively, the "Additional Warrant Shares", and together with the Initial Warrant Shares, the "Warrant Shares").

E.           Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit C (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement) under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

F.           In connection with the transactions contemplated hereby, the Company desires each Buyer or group of affiliated Buyers (a "Buyer Group") to enter into, at or prior to the Initial Closing (as defined below), one or more deposit agreements, each substantially in the form attached hereto as Exhibit D or in a form acceptable to the Company and the Buyers, with The Bank of New York Mellon (the "Depositary") with respect to the applicable Purchase Price (as defined in Section 1(b)) to be funded by each Buyer or Buyer Group on or about (as provided herein) the date of the applicable Closing (as defined in Section 1(a)(ii)) (as amended or modified from time to time in accordance with its respective terms, each a "Deposit Agreement" and, collectively, the "Deposit Agreements").  Each account governed by a Deposit Agreement shall be referred to herein as an "Deposit Account" and collectively, the "Deposit Accounts".

G.           The Notes, the Conversion Shares, the Warrants and the Warrant Shares collectively are referred to herein as the "Securities".

NOW, THEREFORE, the Company and each Buyer hereby agree as follows:

1.           PURCHASE AND SALE OF NOTES AND WARRANTS.

(a)           Purchase of Notes and Warrants.

(i)          Initial Closing. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6(a) and 7(a) below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Initial Closing Date (as defined below), (x) a principal amount of Initial Notes as is set forth opposite such Buyer's name in column (3)(a) on the Schedule of Buyers and (y) Initial Warrants to acquire up to that number of Initial Warrant Shares as is set forth opposite such Buyer's name in column (4)(a) on the Schedule of Buyers (the "Initial Closing").

(ii)         Additional Closing. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 1(d), 6(b) and 7(b) below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on such Additional Closing Date (as defined below), (x) a principal amount of Additional Notes not to exceed the amount as is set forth opposite such Buyer's name in column (3)(b) on the Schedule of Buyers and (y) Additional Warrants to acquire up to that number of Additional Warrant Shares as is set forth opposite such Buyer's name in column (4)(b) on the Schedule of Buyers, as appropriately adjusted for any stock dividend, stock split, stock combination or similar transaction from and after the date hereof (each, an "Additional Closing" and together with the Initial Closing, each a "Closing").

(b)           Purchase Price. The aggregate purchase price for the Initial Notes and the Initial Warrants to be purchased by each Buyer at the Initial Closing (the "Initial Purchase Price") shall be the amount set forth opposite each Buyer's name in column (5)(a) of the Schedule of Buyers (less, in the case of [           ]. (the "Lead Investor"), any amounts withheld pursuant to Section 4(g)). The maximum aggregate purchase price for the maximum Additional Notes and the related Additional Warrants to be purchased by each such Buyer at all Additional Closings (the amount at each Additional Closing, an "Additional Purchase Price", and all Additional Purchase Prices together with the Initial Purchase Price, the "Purchase Price") shall be the amount set forth opposite such Buyer's name in column (5)(b) of the Schedule of Buyers (less, in the case of the Lead Investor, any amounts withheld pursuant to Section 4(g)). Each Buyer shall pay $1,000 for each $1,000 of principal amount of Notes and related Warrants to be purchased by such Buyer at any Closing. The Buyers and the Company agree that the Notes and the Warrants constitute an "investment unit" for purposes of Section 1273(c)(2) of the Internal Revenue Code of 1986, as amended (the "Code"). The Buyers and the Company mutually agree that the allocation of the issue price of such investment unit between the Initial Notes and the Initial Warrants in accordance with Section 1273(c)(2) of the Code and Treasury Regulation Section 1.1273-2(h) shall be an aggregate amount of $270,936 allocated to the Initial Warrants and the balance of the Initial Purchase Price allocated to the Initial Notes. The Buyers and the Company mutually agree that the allocation of the issue price of such investment unit between the Additional Notes and the Additional Warrants in accordance with Section 1273(c)(2) of the Code and Treasury Regulation Section 1.1273-2(h) shall be an amount of $0.10 per Additional Warrant and the balance of the Additional Purchase Price allocated to the Additional Notes. Neither the Buyers nor the Company shall take any position inconsistent with such allocations in any tax return or in any judicial or administrative proceeding in respect of taxes.

(c)           Initial Closing Date. The date and time of the Initial Closing (the "Initial Closing Date") shall be 10:00 a.m., New York City time, on the date hereof (or such other date and time as is mutually agreed to by the Company and each Buyer) after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6(a) and 7(a) below, at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

(d)          Additional Closing Date. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6(b) and 7(b) below, until April 30, 2018 (the "Additional Closing Deadline"), each Buyer shall have the right, at such Buyer's sole option, to require the Company to issue and sell to such Buyer, and such Buyer shall have the right, to purchase from the Company up to an aggregate principal amount of Additional Notes and related Additional Warrants as set forth opposite such Buyer's name in columns (3)(b) and 4(b), respectively, on the Schedule of Buyers. To exercise such right, each Buyer may deliver a notice (a "Buyer Additional Closing Notice") to the Company setting forth (i) the aggregate principal amount of Additional Notes and related Additional Warrants that such Buyer wishes to purchase from the Company, which aggregate principal amount shall not exceed such Buyer's maximum aggregate principal amount of maximum Additional Notes set forth opposite such Buyer's name in column (3)(b) on the Schedule of Buyers and which aggregate number of Additional Warrants shall not exceed the number of Additional Warrants set forth opposite such Buyer's name in column (4)(b) on the Schedule of Buyers and (ii) the date that the Company will be required to sell such Additional Notes and related Additional Warrants to such Buyer (each, a "Buyer Additional Closing"), which date shall not be less than one (1) Trading Day after delivery of such Buyer Additional Closing Notice and not later than the Additional Closing Deadline. No Buyer shall be entitled to cause the Company to consummate more than one (1) Buyer Additional Closing for such Buyer. Upon receipt of a Buyer Additional Closing Notice, subject to the satisfaction (or waiver) of the conditions set forth in Sections 6(b) and 7(b) below, the Company shall (i) be required to sell to such Buyer, and such Buyer shall be required to purchase from the Company, the aggregate principal amount of Additional Notes and related Additional Warrants set forth in the Buyer Additional Closing Notice on the date of the applicable Buyer Additional Closing set forth in such Buyer Additional Closing Notice and (ii) within one (1) Business Day of receipt of a Buyer Additional Closing Notice from a Buyer, deliver written notice thereof via facsimile or electronic mail and overnight courier to all other Buyers and the Company shall within one (1) Business Day after any such delivery publicly disclose the delivery by a Buyer of a Buyer Additional Closing Notice on a Current Report on Form 8-K. The date and time of each applicable Additional Closing (each, an "Additional Closing Date", and together with all Additional Closing Dates and the Initial Closing Date, each a "Closing Date") shall be 10:00 a.m., New York City time, on the date specified in the applicable Buyer Additional Closing Notice (or such other date and time as is mutually agreed to by the Buyers and the Company). The location of such Additional Closing shall be at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

(e)          Form of Payment.

(i)          Initial Closing. On the Initial Closing Date, (i) each Buyer shall deliver or reserve for payment and agree to, promptly upon the opening of such Buyer's or Buyer Group's Deposit Account, deposit its respective Initial Purchase Price (less any amounts withheld pursuant to Section 4(g)) (the "Initial Deposit Amount") to such Deposit Account by wire transfer of immediately available funds in accordance with the wire instructions set forth in such Buyer's or Buyer Group's Deposit Agreement, such Initial Deposit Amount to be held and released by the Depositary in accordance with and pursuant to the terms and conditions of such Deposit Agreement, in each case, for the Initial Notes and the Initial Warrants to be issued and sold to such Buyer at the Initial Closing and (ii) the Company shall deliver to each Buyer the Initial Notes (allocated in the principal amounts as such Buyer shall request) which such Buyer is then purchasing hereunder along with the Initial Warrants (allocated in the amounts as such Buyer shall request) which such Buyer is purchasing hereunder, in each case duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

(ii)         Additional Closing. On each Additional Closing Date, (i) each Buyer shall deliver or reserve for payment and agree to deposit its applicable Additional Purchase Price (less any amounts withheld pursuant to Section 4(g)) (the "Applicable Additional Deposit Amount") to such Buyer's or Buyer Group's Deposit Account, if any, by wire transfer of immediately available funds in accordance with the wire instructions set forth in Buyer's or Buyer Group's Deposit Agreement, such Applicable Additional Deposit Amount to be held and released by the Depositary in accordance with and pursuant to the terms and conditions of such Deposit Agreement, in each case, for the Additional Notes and the Additional Warrants to be issued and sold to such Buyer at such Additional Closing and (ii) the Company shall deliver to each Buyer such Additional Notes (allocated in the principal amounts as such Buyer shall request) which such Buyer is then purchasing hereunder along with such Additional Warrants (allocated in the amounts as such Buyer shall request) which such Buyer is purchasing hereunder, in each case duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

2.           BUYER'S REPRESENTATIONS AND WARRANTIES. Each Buyer, severally and not jointly, represents and warrants with respect to only itself that, as of the date hereof and as of each applicable Closing Date:

(a)           No Public Sale or Distribution. Such Buyer is (i) acquiring the Notes and the Warrants and (ii) upon conversion of the Notes and exercise of the Warrants will acquire the Conversion Shares issuable pursuant to the Notes and the Warrant Shares issuable upon exercise of the Warrants, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Such Buyer is acquiring the Securities hereunder in the ordinary course of its business. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person (as defined below) to distribute any of the Securities. For purposes of this Agreement, "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(b)           Accredited Investor and QIB Status. Such Buyer is (i) an "accredited investor" as that term is defined in Rule 501(a) of Regulation D and/or (ii) a "qualified institutional buyer" ("QIB") as defined in Rule 144A under the Securities Act, as indicated on the signature page of such Buyer.

(c)           Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

(d)           Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained herein. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(e)           No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(f)           Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended, (or a successor rule thereto) (collectively, "Rule 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document (as defined in Section 3(b)), including, without limitation, this Section 2(f).

(g)           Legends. Such Buyer understands that the certificates or other instruments representing the Notes and the Warrants and, until such time as the resale of the Conversion Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares and the Warrant Shares, except as set forth below, shall bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company ("DTC"), if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A. The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with such issuance.

(h)           Validity; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(i)           No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the Registration Rights Agreement and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

3.           REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Buyers that, as of the date hereof and as of each applicable Closing Date:

(a)           Organization and Qualification. Each of the Company and its "Subsidiaries" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns any of the capital stock or holds an equity or similar interest) are entities duly organized and validly existing in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby or in the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents. The Company has no Subsidiaries except as set forth in Note 2 to Consolidated Financial Statements – December 31, 2014 and 2013 in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

(b)           Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement, the Notes, the Warrants, the Registration Rights Agreement, the Lock-up Agreements (as defined in Section 7(x)), the Irrevocable Transfer Agent Instructions (as defined in Section 5(b)), the Voting Agreements (as defined in Section 4(r)), the Deposit Agreements and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents") and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes and the Warrants, and the reservation for issuance and the issuance of the Conversion Shares and the reservation for issuance and issuance of Warrant Shares issuable upon exercise of the Warrants have been duly authorized by the Company's Board of Directors and (other than the filing with the SEC of one or more Registration Statements (as defined in the Registration Rights Agreement) in accordance with the requirements of the Registration Rights Agreement and (other filings as may be required by state securities agencies) no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(c)           Issuance of Securities. The issuance of the Notes and the Warrants are duly authorized and, upon issuance, shall be validly issued and free from all taxes, liens and charges with respect to the issue thereof. As of the Initial Closing, a number of shares of Common Stock shall have been duly authorized and reserved for issuance which equals or exceeds (the "Required Reserved Amount") the sum of (i) 25,000,000 shares of Common Stock (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction occurring after the date hereof) to effect the issuance of the Conversion Shares pursuant to the Notes (without taking into account any limitations on the issuance thereof pursuant to the terms of the Notes) and (ii) 130% of the maximum number of Warrant Shares issued and issuable pursuant to the Warrants, each as of the Trading Day immediately preceding the applicable date of determination (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants). As of the date hereof, there are 152,539,968 shares of Common Stock authorized and unissued. Upon conversion of the Notes in accordance with the Notes or exercise of the Warrants in accordance with the Warrants, as the case may be, the Conversion Shares and the Warrant Shares, respectively, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of each of the representations and warranties set forth in Section 2 of this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

(d)           No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and any of its Subsidiaries parties to any of the Transaction Documents and the consummation by the Company and any of its Subsidiaries of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the Warrants and reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation (as defined in Section (3(r)) or Bylaws (as defined in Section (3(r)), any memorandum of association, certificate of incorporation, certificate of formation, bylaws, any certificate of designations or other constituent documents of the Company or any of its Subsidiaries, any capital stock of the Company or any of its Subsidiaries or the articles of association or bylaws of the Company or any of its Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of The NASDAQ Capital Market (the "Principal Market") and including all applicable foreign, federal and state laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

(e)           Consents. Other than the Nasdaq's Listing of Additional Shares notification in connection with the transactions contemplated hereby and filing of the Current Report on Form 8-K with the SEC with respect to the transactions contemplated hereby and the other Transaction Documents and filing of Form D (or applicable state equivalent form), neither the Company nor any of its Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any of its Subsidiaries is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Initial Closing Date, and the Company and its Subsidiaries are unaware of any facts or circumstances that might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence. The Company is not in violation of the listing requirements of the Principal Market and has no knowledge of any facts that would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future. The issuance by the Company of the Securities shall not have the effect of delisting or suspending the Common Stock from the Principal Market.

(f)           Acknowledgment Regarding Buyer's Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company or any of its Subsidiaries, (ii) an "affiliate" of the Company or any of its Subsidiaries (as defined in Rule 144) or (iii) to the knowledge of the Company, a "beneficial owner" of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act")). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

(g)           No General Solicitation; Placement Agent's Fees. Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby, including, without limitation, placement agent fees payable to Revere Securities LLC, as placement agent (the "Placement Agent") in connection with the sale of the Securities. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim. The Company acknowledges that it has engaged the Placement Agent in connection with the sale of the Securities. Other than the Placement Agent, neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the sale of the Securities.

(h)           No Integrated Offering. None of the Company, its Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities (giving effect to the Exchange Cap (as defined in each of the Notes and the Warrants)) to require approval of stockholders of the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities (giving effect to the Exchange Cap (as defined in each of the Notes and the Warrants)) to be integrated with other offerings for purposes of any such applicable stockholder approval provisions. The Company acknowledges and agrees that the Exchange Cap (as defined in each of the Notes and the Warrants) will be removed when the Stockholder Approval (as defined in Section 4(p)) is obtained.

(i)            Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares issuable pursuant to terms of the Notes and the number of Warrant Shares issuable pursuant to the terms of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares and Warrant Shares pursuant to the terms of the Notes and Warrants in accordance with this Agreement, the Notes and the Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(j)            Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the jurisdiction of its formation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and any Buyer's ownership of the Securities. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

(k)           SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has timely (other than certain Current Reports on Form 8-K)) filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof, and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Buyers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d) of this Agreement or in the disclosure schedules to this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

(l)            Absence of Certain Changes. Since December 31, 2014, there has been no material adverse change and no material adverse development in the business, assets, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company or its Subsidiaries. Since December 31, 2014, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, in the aggregate, in excess of $100,000 outside of the ordinary course of business or (iii) had capital expenditures, in the aggregate, in excess of $100,000. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact that would reasonably lead a creditor to do so. The Company, individually, and the Company and its Subsidiaries, on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at any Closing, will not be Insolvent (as defined below). For purposes of this Section 3(l), "Insolvent" means, with respect to any Person, (i) the present fair saleable value of such Person's assets is less than the amount required to pay such Person's total Indebtedness (as defined in the Notes), (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(m)          No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to the Company, its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

(n)           Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under any certificate of designations of any outstanding series of preferred stock of the Company (if any), its Certificate of Incorporation or Bylaws or their organizational charter or memorandum of association or certificate of incorporation or articles of association or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except for possible violations which could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. During the two (2) years prior to the date hereof, the Common Stock has been designated for quotation on the Principal Market. During the two (2) years prior to the date hereof, (i) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (ii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(o)           Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended ("FCPA"); or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(p)           Sarbanes-Oxley Act. The principal executive officer and principal financial officer of the Company have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, as amended (the "Sarbanes-Oxley Act") and the rules and regulations promulgated in connection therewith with respect to all reports, schedules, forms, statements and other documents required to be filed by it with the SEC, and the statements contained in any such certification are complete and correct. The Company and all of the Company's directors and officers are in compliance in all respects with all applicable effective provisions of the Sarbanes-Oxley Act.

(q)          Transactions With Affiliates. Except as set forth in Item 13 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and on Schedule 3(q), none of the officers, directors or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company or any of its Subsidiaries, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

(r)            Equity Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 200,000,000 shares of Common Stock, of which as of the date hereof, 46,911,282 shares are issued and outstanding, 9,121,422 shares are reserved for issuance pursuant to the Company's stock option and purchase plans and 9,058,094 shares are reserved for issuance pursuant to securities (other than the aforementioned options, the Notes and the Warrants) exercisable or exchangeable for, or convertible into, Common Stock, and (ii) 1,000,000 shares of preferred stock, par value $0.01 per share, 4,500 of which shares of preferred stock designated as Series A Convertible Preferred Stock are issued and outstanding as of the date hereof. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in: (i) none of the Company's capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) other than the financing statements perfecting the lien on the Company's Subsidiaries processing portfolios income stream in connection with the credit facility from RBL Capital Group, LLC, there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company or any of its Subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement); (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and (ix) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's or any of its Subsidiary's' respective businesses and which, in the aggregate, do not or would not have a Material Adverse Effect. The Company has furnished or made available to the Buyers true, correct and complete copies of the Company's Amended and Restated Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's Bylaws, as amended and as in effect on the date hereof (the "Bylaws"), and the terms of all securities convertible into, or exercisable or exchangeable for shares of Common Stock and the material rights of the holders thereof in respect thereto.

(s)           Indebtedness and Other Contracts. Except as disclosed in Schedule 3(s), neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect. Schedule 3(s) provides a detailed description of the material terms of any such outstanding Indebtedness. The Company hereby represents that loans of up to an aggregate principal amount of $6,035,000 remain available to the Company pursuant that certain Loan and Security Agreement, dated June 30, 2014, among RBL Capital Group, LLC, as lender, and TOT Group, Inc., TOT Payments, LLC, TOT BPS, LLC, TOT FBS, LLC, Process Pink, LLC, TOT HPS, LLC and TOT New Edge, LLC, as co-borrowers subject only to the satisfaction or waiver of the conditions precedents to each subsequent funding specified in Section 5.01(e) thereof.

(t)            Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company's Subsidiaries or any of the Company's or its Subsidiaries' officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, except as set forth in Schedule 3(t). The matters set forth in Schedule 3(t) would not reasonably be expected to have a Material Adverse Effect.

(u)           Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(v)          Employee Relations.

(i)           Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer of the Company or any of its Subsidiaries (as defined in Rule 501(f) of the 1933 Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer's employment with the Company or any such Subsidiary. No executive officer of the Company or any of its Subsidiaries, to the knowledge of the Company or any of its Subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

(ii)          The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(w)          Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except for Permitted Liens (as defined in the Notes). Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

(x)           Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor ("Intellectual Property Rights") necessary to conduct their respective businesses as now conducted. Neither the Company nor any of its Subsidiaries owns any patents. None of the Company's Intellectual Property Rights have expired or terminated or have been abandoned or are expected to expire or terminate or are expected to be abandoned, within three years from the date of this Agreement. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights. Neither the Company nor any of its Subsidiaries is aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

(y)           Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, in the aggregate, a Material Adverse Effect. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(z)           Subsidiary Rights. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

(aa)         Investment Company Status. The Company is not, and upon consummation of the sale of the Securities, and for so long any Buyer holds any Securities, will not be, an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

(bb)         Tax Status. The Company and each of its Subsidiaries (i) has made or filed all U.S. federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(cc)         Internal Accounting and Disclosure Controls. Except as described in Item 9A of the Company's Form 10-K for the period ended December 31, 2014, the Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Except as described in Item 9A of the Company's Form 10-K for the period ended December 31, 2014, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company's management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. During the twelve (12) months prior to the date hereof neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant relating to any material weakness in any part of the system of internal accounting controls of the Company or any of its Subsidiaries.

(dd)         Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(ee)         Ranking of Notes. Except as set forth in Schedule 3(ee), no Indebtedness of the Company or any of its Subsidiaries is senior to or ranks pari passu with the Notes in right of payment, whether with respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.

(ff)          Eligibility for Registration. The Company is eligible to register the Conversion Shares and the Warrant Shares for resale by the Buyers using Form S-3 promulgated under the 1933 Act.

(gg)         Transfer Taxes. On each Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(hh)         Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result, or that could reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) other than the Placement Agent, sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) other than the Placement Agent, paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(ii)  [Intentionally omitted]

(jj)           U.S. Real Property Holding Corporation. The Company is not, has never been, and so long as any Securities remain outstanding, shall not become, a U.S. real property holding corporation within the meaning of Section 897 of the Code and the Company shall so certify upon any Buyer's request.

(kk)         Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or affiliates is subject to the Bank Holding Company Act of 1956, as amended (the "BHCA") and to regulation by the Board of Governors of the Federal Reserve System (the "Federal Reserve"). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(ll)           No Additional Agreements. Neither the Company nor any of its Subsidiaries has any agreement or understanding with any Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(mm)       Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Buyers regarding the Company, or any of its Subsidiaries, their business and the transactions contemplated hereby, including the disclosure schedules to this Agreement, furnished by or on behalf of the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company or any of its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

(nn)         Shell Company Status. The Company is not, and has not been since October 5, 2012, an issuer identified in Rule 144(i)(1) of the 1933 Act. On of October 5, 2012, the Company filed a Current Report on Form 8-K (as amendment by a Current Report on Form 8-K/A filed by the Company with the SEC on November 19, 2012) containing current "Form 10 information" (as defined in Rule 144 (i)(3)) with the SEC reflecting its status as an entity that was no longer an issuer described in Rule 144(i)(1)(i).

(oo)         Stock Option Plans. Each stock option granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company's stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(pp)         No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company's ability to perform any of its obligations under any of the Transaction Documents. In addition, on or prior to the date hereof, the Company had discussions with its accountants about its financial statements previously filed with the SEC. Based on those discussions, the Company has no reason to believe that it will need to restate any such financial statements or any part thereof.

(qq)         No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the 1933 Act ("Regulation D Securities"), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an "Issuer Covered Person" and, together, "Issuer Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Buyers a copy of any disclosures provided thereunder.

(rr)          Other Covered Persons. The Company is not aware of any Person (other than the Placement Agent) that has been or will be paid (directly or indirectly) remuneration for solicitation of Buyers or potential purchasers in connection with the sale of any Regulation D Securities.

(ss)         Office of Foreign Assets Control.  Neither the Company nor any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC").  Neither the Company nor any subsidiary or affiliate (a) will directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity currently subject to any U.S. sanctions administered by OFAC; (b) is knowingly engaged in, or will knowingly engage in, any dealings or transactions or be otherwise associated with such persons or entities described in clause (a) above.

(tt)           Money Laundering Laws. The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the "Money Laundering Laws"), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any or its Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company's knowledge, threatened.

4.          COVENANTS.

(a)           Best Efforts. Each party shall use its best efforts timely to satisfy each of the covenants and the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

(b)           Form D and Blue Sky. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Initial Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at each Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Initial Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following each Closing Date.

(c)           Reporting Status. Until the date on which the Investors (as defined in the Registration Rights Agreement) shall have sold all of the Conversion Shares and Warrant Shares and none of the Notes or Warrants are outstanding (the "Reporting Period"), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination, and the Company shall take all actions necessary to maintain its eligibility to register the Conversion Shares and Warrant Shares for resale by the Investors on Form S-3.

(d)           Use of Proceeds. The Company will use the proceeds from the sale of the Securities solely for general corporate purposes and for working capital purposes but not for (i) the repayment of any outstanding Indebtedness of the Company or any of its Subsidiaries or (ii) the redemption or repurchase of any of its or its Subsidiaries' equity securities.

(e)           Financial Information. The Company agrees to send the following to each Buyer during the Reporting Period unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, (i) within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, any Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K (or any analogous reports under the 1934 Act) and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile or e-mailed copies of all press releases issued by the Company or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders. As used herein, "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(f)            Listing. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock then listed (subject to official notice of issuance) and shall maintain such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the authorization for quotation of the Common Stock on the Principal Market or any other Eligible Market (as defined in the Warrants). Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

(g)           Fees. The Company shall reimburse the Lead Investor (a Buyer) or its designee(s) (in addition to any other expense amounts paid to any Buyer or its counsel prior to the date of this Agreement) for all costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents (including, without limitation, all legal fees and disbursements in connection therewith, documentation and implementation of the transactions contemplated by the Transaction Documents and due diligence in connection therewith), which amount may be withheld by such Buyer from its Purchase Price for any Notes and Warrants purchased at the Initial Closing and/or any Additional Closing to the extent not previously reimbursed by the Company. Notwithstanding the foregoing, in no event will the fees of counsel to the Lead Investor reimbursed by the Company pursuant to this Section 4(g) exceed $27,500 without the prior approval of the Company (the "Legal Fee Cap"). The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or broker's commissions or fees payable to the Depositary in connection with the Deposit Agreements (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees or commissions payable to the Placement Agent. The Company agrees and acknowledges that each Buyer may withhold the fees and expenses of the Depositary or related to such Buyer's or Buyer Group's Deposit Account from its Purchase Price for any Notes and Warrants purchased at the Initial Closing and/or any Additional Closing amount or deduct such amounts or direct (or permit such amounts to be deducted by the Depositary) from any amounts held in such Buyer's or Buyer Group's Deposit Account. The Company shall pay and indemnify each Buyer for, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney's fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

(h)           Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(f) hereof; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2(f) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

(i)            Disclosure of Transactions and Other Material Information. On or before 8:30 a.m., New York City time, on the first Business Day after this Agreement has been executed (the "8-K Deadline"), the Company shall issue a press release reasonably acceptable to the Buyers and file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching the material Transaction Documents (including, without limitation, this Agreement (and all schedules and exhibits to this Agreement), the form of Notes, the form of the Warrant, the form of Lock-Up Agreement, the Registration Rights Agreement, the form of Voting Agreement and, if applicable, the Deposit Agreements (to the extent such Deposit Agreements are duly executed and delivered by all parties thereto on or prior to the 8-K Deadline) as exhibits to such filing (including all attachments), the "8-K Filing"). From and after the filing of the 8-K Filing with the SEC, no Buyer shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, that is not disclosed in the 8-K Filing. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall terminate. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, affiliates, employees and agents, not to, provide any Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of such Buyer. If a Buyer has, or believes it has, received any such material, nonpublic information regarding the Company or any of its Subsidiaries from the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, it may provide the Company with written notice thereof. The Company shall, within two (2) Trading Days of receipt of such notice, make public disclosure of such material, nonpublic information. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees, affiliates and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Buyer shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure. To the extent that the Company delivers any material, non-public information to a Buyer without such Buyer's consent, the Company hereby covenants and agrees that such Buyer shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents with respect to, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents not to trade on the basis of, such material, non-public information. Subject to the foregoing, neither the Company, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Except for the Registration Statement required to be filed pursuant to the Registration Rights Agreement, without the prior written consent of any applicable Buyer, neither the Company nor any of its Subsidiaries or affiliates shall disclose the name of such Buyer in any filing, announcement, release or otherwise.

(j)            Additional Notes; Variable Securities. So long as any Buyer beneficially owns any Securities, the Company will not issue any Notes other than to the Buyers as contemplated hereby and the Company shall not issue any other securities that would cause a breach or default under the Notes. Other than in connection with the acquisition of the PayOnline group of companies and except for any issuances of securities to any of the Buyers, for so long as any Notes remain outstanding, the Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a price which varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Fixed Conversion Price (as defined in the Notes) with respect to the Common Stock into which any Note is convertible or the then applicable Exercise Price (as defined in the Warrants) with respect to the Common Stock into which any Warrant is exercisable.

(k)           Corporate Existence. So long as any Buyer beneficially owns any Securities, the Company shall (i) maintain its corporate existence and (ii) not be party to any Fundamental Transaction (as defined in the Notes) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes and the Warrants.

(l)            Reservation of Shares. So long as any Buyer owns any Securities, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the Required Reserved Amount. If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserved Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under Section 3(c), in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserved Amount. The initial number of shares of Common Stock reserved for conversions of the Notes and exercises of the Warrants and each increase in the number of shares so reserved shall be allocated pro rata among the Buyers based on the aggregate principal amount of Initial Notes held by each Buyer at the time of issuance of the Initial Notes or increase in the number of reserved shares, as the case may be. In the event a Buyer shall sell or otherwise transfer any of such Buyer's Notes or Warrants, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Notes and/or Warrants (other than pursuant to a transfer of Notes or Warrants in accordance with the immediately preceding sentence) shall be allocated to the remaining Investors, pro rata based on the number of Notes and/or Warrants then held by such Investors.

(m)         Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, including, without limitation, FCPA, OFAC regulations and Money Laundering Laws, except where such violations would not result, in the aggregate, in a Material Adverse Effect.

(n)           Additional Issuances of Securities.

(i)          For purposes of this Section 4(n), the following definitions shall apply.

(1)          "Convertible Securities" means any stock or securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock.

(2)          "Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

(3)          "Common Stock Equivalents" means, collectively, Options and Convertible Securities.

(ii)         From the date hereof until the date no Notes are outstanding (the "Trigger Date"), the Company shall not, (x) (i) directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries' equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a "Subsequent Placement"), or (ii) be party to any solicitations, negotiations or discussions with regard to the foregoing or (y) directly or indirectly, (i) file any registration statement with the SEC or file any amendment or supplement thereto, (ii) cause any registration statement to be declared effective by the SEC or (iii) grant any registration rights to any Person that can be exercised prior to such date as set forth above.

(iii)        From the Trigger Date until the one (1) year anniversary of the Trigger Date, the Company will not, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this Section 4(n)(iii).

(1)         The Company shall deliver to each Buyer an irrevocable written notice (the "Offer Notice") of any proposed or intended issuance or sale or exchange (the "Offer") of the securities being offered (the "Offered Securities") in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with such Buyers at least fifty percent (50%) of the Offered Securities, allocated among such Buyers (a) based on such Buyer's pro rata portion of the aggregate principal amount of Notes purchased hereunder on the Initial Closing Date (the "Basic Amount"), and (b) with respect to each Buyer that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Buyers as such Buyer shall indicate it will purchase or acquire should the other Buyers subscribe for less than their Basic Amounts (the "Undersubscription Amount"), which process shall be repeated until the Buyers shall have an opportunity to subscribe for any remaining Undersubscription Amount.

(2)         To accept an Offer, in whole or in part, such Buyer must deliver a written notice to the Company prior to the end of the tenth (10th) Business Day after such Buyer's receipt of the Offer Notice (the "Offer Period"), setting forth the portion of such Buyer's Basic Amount that such Buyer elects to purchase and, if such Buyer shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Buyer elects to purchase (in either case, the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Buyers are less than the total of all of the Basic Amounts, then each Buyer who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Buyer who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Buyer bears to the total Basic Amounts of all Buyers that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent its deems reasonably necessary. Notwithstanding anything to the contrary contained herein, if the Company desires to modify or amend the terms and conditions of the Offer prior to the expiration of the Offer Period, the Company may deliver to the Buyers a new Offer Notice and the Offer Period shall expire on the tenth (10th) Business Day after such Buyer's receipt of such new Offer Notice.

(3)         The Company shall have five (5) Business Days from the expiration of the Offer Period above to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Buyers (the "Refused Securities") pursuant to a definitive agreement (the "Subsequent Placement Agreement") but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring Person or Persons or less favorable to the Company than those set forth in the Offer Notice and (ii) to publicly announce (a) the execution of such Subsequent Placement Agreement, and (b) either (x) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (y) the termination of such Subsequent Placement Agreement, which shall be filed with the SEC on a Current Report on Form 8-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto.

(4)         In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4(n)(iii)(3) above), then each Buyer may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Buyer elected to purchase pursuant to Section 4(n)(iii)(2) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Buyers pursuant to Section 4(n)(iii)(3) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Buyer so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Buyers in accordance with Section 4(n)(iii)(1) above.

(5)         Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Buyers shall acquire from the Company, and the Company shall issue to the Buyers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4(n)(iii)(3) above if the Buyers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Buyers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Buyers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Buyers and their respective counsel.

(6)         Any Offered Securities not acquired by the Buyers or other persons in accordance with Section 4(n)(iii)(3) above may not be issued, sold or exchanged until they are again offered to the Buyers under the procedures specified in this Agreement.

(7)         The Company and the Buyers agree that if any Buyer elects to participate in the Offer, (x) neither the Subsequent Placement Agreement with respect to such Offer nor any other transaction documents related thereto (collectively, the "Subsequent Placement Documents") shall include any term or provisions whereby any Buyer shall be required to agree to any restrictions in trading as to any securities of the Company owned by such Buyer prior to such Subsequent Placement, and (y) any registration rights set forth in such Subsequent Placement Documents shall be similar in all material respects to the registration rights contained in the Registration Rights Agreement.

(8)         Notwithstanding anything to the contrary in this Section 4(n) and unless otherwise agreed to by the Buyers, the Company shall either confirm in writing to the Buyers that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case in such a manner such that the Buyers will not be in possession of material non-public information, by the fifteenth (15th) Business Day following delivery of the Offer Notice. If by the fifteenth (15th) Business Day following delivery of the Offer Notice no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by the Buyers, such transaction shall be deemed to have been abandoned and the Buyers shall not be deemed to be in possession of any material, non-public information with respect to the Company. Should the Company decide to pursue such transaction with respect to the Offered Securities, the Company shall provide each Buyer with another Offer Notice and each Buyer will again have the right of participation set forth in this Section 4(n)(iii). The Company shall not be permitted to deliver more than one such Offer Notice to the Buyers in any 60 day period.

(iv)        The restrictions contained in subsection (iii) of this Section 4(n) shall not apply in connection with the issuance of any Excluded Securities (as defined in the Notes).

(o)           Public Information. At any time during the period commencing from the six (6) month anniversary of the Initial Closing Date and ending at such time that all of the Securities, if a registration statement is not available for the resale of all of the Securities, may be sold without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1), if the Company shall (i) fail for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirement under Rule 144(c) or (ii) if the Company has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a "Public Information Failure") then, as partial relief for the damages to any Buyer by reason of any such delay in or reduction of its ability to sell the Securities (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each such Buyer an amount in cash equal to one and one-half percent (1.5%) of the aggregate purchase price of such Buyer's Securities on the day of a Public Information Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (i) the date such Public Information Failure is cured and (ii) such time that such public information is no longer required pursuant to Rule 144. The payments to which a holder shall be entitled pursuant to this Section 4(o) are referred to herein as "Public Information Failure Payments." Public Information Failure Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Public Information Failure Payments are incurred and (II) the third Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments when due in a timely manner, such unpaid portion of the Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.

(p)           Stockholder Approval. The Company shall file with the SEC and provide each stockholder of the Company with an information statement complying with the requirements of the 1934 Act and substantially in the form that has been previously reviewed and approved by the Buyers and Schulte Roth & Zabel LLP informing such stockholders of the actions taken in accordance with the Resolutions and of the Stockholder Approval (each, as defined below). In addition to the foregoing, if required by any governmental or regulatory agency, the Company shall provide each stockholder entitled to vote at a special or annual meeting of stockholders of the Company (the "Stockholder Meeting"), which shall be called at or prior to the Company's next annual meeting of stockholders, but in no event later than the Stockholder Meeting Deadline (as defined below), a proxy statement (the "Proxy Statement"), in a form reasonably acceptable to the Buyers after review by Schulte Roth & Zabel LLP, soliciting each such stockholder's affirmative vote at the Stockholder Meeting for approval of resolutions (the "Resolutions") providing for the issuance of all of the Securities as described in the Transaction Documents in accordance with applicable law, the provisions of the Certificate of Incorporation and the rules and regulations of the Principal Market (such affirmative approval being referred to herein as the "Stockholder Approval"), and the Company shall use its reasonable best efforts to solicit its stockholders' approval of such Resolutions and to cause the Board of Directors of the Company to recommend to the stockholders that they approve the Resolutions. The Company shall be obligated to seek to obtain the Stockholder Approval by the Stockholder Meeting Deadline. If, despite the Company's reasonable best efforts, the Stockholder Approval is not obtained at the Stockholder Meeting, the Company shall cause an additional Stockholder Meeting to be held each calendar quarter thereafter until Stockholder Approval is obtained. In connection with the stockholders' meeting contemplated by this Section 4(p), the Company shall (i) use its best efforts to solicit its stockholders' approval of the Resolutions and (ii) cause at least a majority of the Board of Directors of the Company to recommend to the stockholders that they approve the Resolutions. As used herein, "Stockholder Meeting Deadline" means (i) the date that is sixty (60) days after the Closing Date in the event the Proxy Statement is subject to review by the SEC and (ii) the date that is thirty (30) days after the Closing Date in the event the Proxy Statement is not subject to review by the SEC.

(q)          Notice of Disqualification Events. The Company will notify the Buyers in writing, prior to any Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

(r)           Voting Agreement. The Company shall use its reasonable best efforts to effectuate the transactions contemplated by the Voting Agreement substantially in the form attached hereto as Exhibit E (the "Voting Agreement"), executed on or prior to the Closing by the Company and the stockholders set forth on Schedule 4(r) (collectively, the "Principal Stockholders"). The Company shall not amend, except as contemplated in the immediately preceding sentence, or waive any provision of the Voting Agreements and shall enforce the provisions of the Voting Agreements in accordance with its terms. If any of the Principal Stockholders breach any provisions of either of the Voting Agreements, the Company shall promptly use its best efforts to seek specific performance of the terms of such Voting Agreement in accordance with Section 4.02 thereof. In addition, if the Company receives any notice from any of the Principal Stockholders pursuant to the Voting Agreement, the Company shall promptly, but in no event later than two (2) Business Days, deliver a copy of such notice to each Buyer.

(s)           Lock-Up. The Company shall not amend, modify, waive or terminate any provision of any of the Lock-Up Agreements except to extend the term of the lock-up period and shall enforce the provisions of each Lock-Up Agreement in accordance with its terms. If any officer or director that is a party to a Lock-Up Agreement breaches any provision of a Lock-Up Agreement, the Company shall promptly use its reasonable best efforts to seek specific performance of the terms of such Lock-Up Agreement.

(t)           Deposit Account.

(i)         On each thirty (30) day anniversary of the Monthly Deposit Release Date (as defined below) (or if any such date falls on a day other than a Business Day (a "Holiday"), the next day that is not a Holiday) (I) if on such date there is (A) no Equity Conditions Failure (as defined in the Notes) as, and (B) either an Effective Registration (as defined below), which registration remains in effect and is available for resale of all of the Registrable Securities, or, after the Effective 144 Date (as defined below), the Company is in compliance with Rule 144(c)(1) and (II) if the Initial Deposit Amount held in such Buyer's or Buyer Group's Deposit Account exceeds the Conversion Amount (as defined in the Notes) of Notes then outstanding and held by the applicable Buyer or Buyer Group (such excess amount, an "Deposit Excess Amount"), each such Buyer or Buyer Group to whom such Deposit Excess Amount is attributable shall issue a written instruction to the Depositary (with a copy to the Company) to deliver to the Company by wire transfer of immediately available funds from such Buyer's or Buyer Group's Deposit Account an amount equal to such Deposit Excess Amount pursuant to wire instructions provided by the Company to the Depositary (with a copy to such Buyer or Buyer Group) in writing.  For purposes hereof, "Monthly Deposit Release Date" means the earlier of (x) the time of the effective registration of all of the Registrable Securities pursuant to and in accordance with the Registration Rights Agreement (an "Effective Registration"), or (y) if there is no Effective Registration, the time all of the Registrable Securities may be sold pursuant to Rule 144 without restriction or limitation ("Effective 144 Date").

(ii)         In addition, on each Monthly Deposit Release Date, each Buyer or Buyer Group shall issue a written instruction to the Depositary (with a copy to the Company) to deliver to the Company by wire transfer of immediately available funds from such Buyer's or Buyer Group's Deposit Account an amount equal to the lesser of (x) (A) the sum of (I) with respect to the Initial Deposit Amount deposited in such Buyer's or Buyer Group's Deposit Account, such Buyer's or Buyer Group's pro rata share of the Monthly Deposit Release Amount (as defined below) (for purposes hereof, pro rata share shall be determined based on the aggregate principal amount of Initial Notes purchased by such Buyer or Buyer Group on the Initial Closing Date in relation to the aggregate principal amount of Initial Notes issued by the Company on the Initial Closing Date), and, (II) with respect to any Applicable Additional Deposit Amount deposited in such Buyer's or Buyer Group's Deposit Account on the applicable Additional Closing Date, an amount equal to the Monthly Deposit Release Percentage (as defined below) of such Buyer's or Buyer Group's Applicable Additional Deposit Amount, less, (B) in each case, any Deposit Excess Amount and any other amounts of such Buyer or Buyer Group released or withdrawn since the immediately preceding Monthly Deposit Release Date and (y) such lesser amount that then remains available in such Buyer's Buyer Group's Deposit Account, pursuant to wire instructions provided by the Company to the Depositary (with a copy to such Buyer or Buyer Group) in writing; provided, however, that a Buyer or Buyer Group shall only be required to issue such a written instruction to the Depositary if (I) there is no Equity Conditions Failure (as defined in the Notes) as of such Monthly Deposit Release Date and (II) the Stockholder Approval has been obtained. As used herein, (x) "Monthly Deposit Release Amount" means, with respect to (I) the first (1st) Monthly Deposit Release Date hereunder, $2,500,000, (II) the second (2nd) Monthly Deposit Release Date hereunder, $1,500,000 and (III) the third (3rd) Monthly Deposit Release Date hereunder, the remainder of cash then remaining in such Buyer's or Buyer Group's Deposit Account and (y) "Monthly Deposit Release Percentage" means, with respect to (I) the first (1st) Monthly Deposit Release Date following the applicable Additional Closing Date , 50% of the Applicable Additional Deposit Amount deposited in such Buyer's or Buyer Group's Deposit Account, (II) the second (2nd) Monthly Deposit Release Date following the applicable Additional Closing Date, 30% of the Applicable Additional Deposit Amount deposited in such Buyer's or Buyer Group's Deposit Account, and (III) the third (3rd) Monthly Deposit Release Date following the applicable Additional Closing Date, 20% of the Applicable Additional Deposit Amount deposited in such Buyer's or Buyer Group's Deposit Account.

(iii)        On the Business Day immediately preceding each Monthly Deposit Release Date, the Company shall send a written notice to each Buyer with any money still held in a Deposit Account certifying whether there is an equity Conditions Failure as of such date.

(iv)        Notwithstanding anything herein to the contrary, any Buyer or Buyer Group may, in its sole and absolute discretion, elect to release cash exceeding the amounts set forth in Sections 4(t)(i) and 4(t)(ii) from such Buyer's or Buyer Group's Deposit Account to the Company pursuant to wire instructions provided in writing by the Company to the Depositary (with a copy to such Buyer or Buyer Group).

(v)         The Company hereby acknowledges and agrees that in the event that the Company is required to make any payment to any Buyer pursuant to the terms of any of the Transaction Documents, such Buyer shall, in its sole discretion, be entitled to draw cash for the account of such Buyer or direct disbursement or withdrawal of cash to such other applicable account from such Buyer's or Buyer Group's Deposit Account in satisfaction, in whole or in part, of any such amount due to such Buyer pursuant to any of the Transaction Documents by issuing a written instruction to the Depositary (with a copy to the Company) to request the wire transfer of immediately available funds pursuant to wire instructions provided by such Buyer to the Depositary (with a copy to the Company). The withdrawal of such funds shall not reduce in any respect the overall obligations of the Company under any Transaction Document other than, with respect to such payments satisfied by such withdrawals, to the extent of the amount withdrawn. The Company hereby acknowledges that the Depositary may maintain a lien on the funds held in any Deposit Account pursuant to the terms of the Deposit Agreement.

(vi)        Promptly after payment in full by the Company on the Maturity Date of the Conversion Amount of any outstanding Notes, each Buyer shall issue a written instruction to the Depositary (with a copy to the Company) to deliver to the Company by wire transfer of immediately available funds from such Buyer's or Buyer Group's Deposit Account an amount equal to any cash then remaining in such Buyer's or Buyer Group's Deposit Account pursuant to wire instructions provided by the Company to the Depositary (with a copy to such Buyer or Buyer Group) in writing.

(vii)       The Company and each Buyer or Buyer Group shall use its best efforts to open such Buyer's or Buyer Group's Deposit Account as soon as reasonably practicable. In the event such Buyer or Buyer Group is unable to open a Deposit Account on or prior to the date that is two (2) weeks after the date hereof, the Company acknowledges and agrees that the portion of the applicable Purchase Price otherwise required to be wired to such Buyer's or Buyer Group's Deposit Account on the applicable Closing Date shall remain with such Buyer and the provisions of this Section 4(t) shall apply, mutatis mutandis, to releases of cash from such Buyer's own account.

(u)          Post-Closing Covenants. On the first Business Day after each Deposit Agreement has been executed, the Company shall file or disclose in, as applicable, a Current Report on Form 8-K describing the terms of the transactions contemplated by such Deposit Agreement in the form required by the 1934 Act and attaching the Deposit Agreement (and all schedules and exhibits to thereto) as exhibits to such filing (including all attachments, the "8-K Deposit Filing"). From and after the filing of the 8-K Deposit Filing with the SEC, no Buyer shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, that is not disclosed in the 8-K Deposit Filing.

(v)         Closing Documents. On or prior to thirty (30) calendar days after each Closing Date, the Company agrees to deliver, or cause to be delivered, to each Buyer and Schulte Roth & Zabel LLP a complete closing set of the executed Transaction Documents, Securities and any other documents required to be delivered to any party pursuant to Section 7 hereof or otherwise.

5.           REGISTER; TRANSFER AGENT INSTRUCTIONS.

(a)           Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes and the Warrants in which the Company shall record the name and address of the Person in whose name the Notes and the Warrants have been issued (including the name and address of each transferee), the principal amount of Notes held by such Person, the number of Conversion Shares issuable pursuant to the terms of the Notes and the number of Warrant Shares issuable upon exercise of the Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

(b)           Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, in the form of Exhibit F attached hereto (the "Irrevocable Transfer Agent Instructions") to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares and the Warrant Shares issued at each Closing or upon conversion of the Notes or exercise of the Warrants in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Notes or exercise of the Warrants. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(f) hereof, will be given by the Company to its transfer agent, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(f), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves the Conversion Shares or the Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the transfer agent shall issue such Securities to the Buyer, assignee or transferee, as the case may be, without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

6.           CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

(a)          Initial Closing. The obligation of the Company hereunder to issue and sell the Initial Notes and the related Initial Warrants to each Buyer at the Initial Closing is subject to the satisfaction, at or before the Initial Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i)          Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(ii)         Such Buyer shall have delivered or reserved for payment and agree to, promptly upon the opening of such Buyer's or Buyer Group's Deposit Account, deposit of the Initial Purchase Price (less any amounts withheld pursuant to Section 4(g)) to such Deposit Account for the Initial Notes and the related Initial Warrants being purchased by such Buyer at the Initial Closing by wire transfer of immediately available funds pursuant to the wire instructions set forth in such Buyer's or Buyer Group's Deposit Agreement, such Initial Purchase Price to be held and released by such Depositary in accordance with and pursuant to the terms and conditions of such Deposit Agreement.

(iii)        The representations and warranties of such Buyer shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, which are accurate in all respects) as of the date when made and as of the Initial Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, which are accurate in all respects) as of such specified date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Initial Closing Date.

(b)          Additional Closing. The obligation of the Company hereunder to issue and sell the Additional Notes and the related Additional Warrants to each Buyer at an Additional Closing is subject to the satisfaction, at or before the applicable Additional Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i)          Such Buyer shall have delivered or reserved for payment and agree to deposit the Additional Purchase Price (less any amounts withheld pursuant to Section 4(g)) to such Buyer's or Buyer Group's Deposit Account, if any, for the Additional Notes and the related Additional Warrants being purchased by such Buyer at the Additional Closing by wire transfer of immediately available funds pursuant to the wire instructions set forth in such Buyer's or Buyer Group's Deposit Agreement, such Additional Purchase Price to be held and released by the Depositary in accordance with and pursuant to the terms and conditions of such Deposit Agreement.

(ii)         The representations and warranties of such Buyer shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, which are accurate in all respects) as of the date when made and as of such Additional Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, which are accurate in all respects) as of such specified date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to such Additional Closing Date.

7.           CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

(a)          Initial Closing. The obligation of each Buyer hereunder to purchase the Initial Notes and the related Initial Warrants at the Initial Closing is subject to the satisfaction, at or before the Initial Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)          The Company and each of its Subsidiaries shall have duly executed and delivered to such Buyer each of the following documents to which it is a party: (A) each of the Transaction Documents, (B) the Initial Notes (allocated in such principal amounts as such Buyer shall request), being purchased by such Buyer at the Initial Closing pursuant to this Agreement and (C) the related Initial Warrants (allocated in such amounts as such Buyer shall request) being purchased by such Buyer at the Initial Closing pursuant to this Agreement.

(ii)         The Company shall have delivered to such Buyer the Voting Agreement duly executed and delivered by the Principal Stockholders.

(iii)        Such Buyer shall have received the opinion of Snell & Wilmer L.L.P., the Company's outside counsel, dated as of the Initial Closing Date, in substantially the form of Exhibit G attached hereto.

(iv)        The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form of Exhibit F attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Company's transfer agent.

(v)         The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company and each of its U.S. Subsidiaries in such entity's jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction or a bring down of such good standing from Incorporating Services, Ltd., as of a date within ten (10) days of the Initial Closing Date.

(vi)        The Company shall have delivered to such Buyer a certificate evidencing the Company's and each of its U.S. Subsidiaries' qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company and its U.S. Subsidiaries conduct business or a bring down of such good standing from Incorporating Services, Ltd., as of a date within ten (10) days of the Initial Closing Date.

(vii)       The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation of the Company and each of its U.S. Subsidiaries (other than the Subsidiaries formed in the State of Florida) as certified by the Secretary of State (or comparable office) of the jurisdiction of formation of the Company and each of its Subsidiaries within ten (10) Business Days of the Initial Closing Date.

(viii)      The Company shall have delivered to such Buyer a certificate, executed by the Secretary of the Company and dated as of the Initial Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company's and each of its Subsidiaries' Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation of the Company and each of its Subsidiaries and (iii) the Bylaws of the Company and each of its Subsidiaries, each as in effect at the Initial Closing, in the form attached hereto as Exhibit H.

(ix)         The representations and warranties of the Company shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which are accurate in all respects) as of the date when made and as of the Initial Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which are accurate in all respects) as of such specified date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Initial Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Initial Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit I.

(x)          The Company shall have delivered to such Buyer a letter from the Company's transfer agent certifying the number of shares of Common Stock issued and outstanding as of a date within five (5) days of the Initial Closing Date.

(xi)         The Company shall have delivered to each Buyer a lock-up agreement in the form attached hereto as Exhibit J executed and delivered by each of the Persons listed on Schedule 7(a)(xi) (collectively, the "Lock-Up Agreements").

(xii)        The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Initial Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Initial Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

(xiii)       The Company shall have obtained all governmental, regulatory, corporate or third party consents and approvals, if any, necessary for the sale of the Securities.

(xiv)      The Company shall have submitted to the Principal Market a Listing of Additional Shares notification in connection with the transactions contemplated hereby and the Principal Market shall have approved, orally or in writing, the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities.

(xv)       The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

(b)          Additional Closing Date. The obligation of each Buyer hereunder to purchase the Additional Notes and the related Additional Warrants at an Additional Closing is subject to the satisfaction, at or before the applicable Additional Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)          The Company and each of its Subsidiaries shall have duly executed and delivered to such Buyer each of the following documents to which it is a party: (A) each of the Transaction Documents, (B) the Additional Notes (allocated in such principal amounts as such Buyer shall request), being purchased by such Buyer at such Additional Closing pursuant to this Agreement and (C) the related Additional Warrants (allocated in such amounts as such Buyer shall request) being purchased by such Buyer at such Additional Closing pursuant to this Agreement.

(ii)         Such Buyer shall have received the opinion of Snell & Wilmer L.L.P., the Company's outside counsel, dated as of such Additional Closing Date, in substantially the form of Exhibit G attached hereto.

(iii)        The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form of Exhibit F attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Company's transfer agent.

(iv)        The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company and each of its U.S. Subsidiaries in such entity's jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction or a bring down of such good standing from Incorporating Services, Ltd., as of a date within ten (10) days of such Additional Closing Date.

(v)         The Company shall have delivered to such Buyer a certificate evidencing the Company's and each of its U.S. Subsidiaries' qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company and its U.S. Subsidiaries conduct business or a bring down of such good standing from Incorporating Services, Ltd., as of a date within ten (10) days of such Additional Closing Date.

(vi)        The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation of the Company and each of its U.S. Subsidiaries (other than the Subsidiaries formed in the State of Florida) as certified by the Secretary of State (or comparable office) of the jurisdiction of formation of the Company and each of its Subsidiaries within ten (10) Business Days of such Additional Closing Date.

(vii)       The Company shall have delivered to such Buyer a certificate, executed by the Secretary of the Company and dated as of such Additional Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company's and each of its Subsidiaries' Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation of the Company and each of its Subsidiaries and (iii) the Bylaws of the Company and each of its Subsidiaries, each as in effect at such Additional Closing, in the form attached hereto as Exhibit H.

(viii)      The representations and warranties of the Company shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which are accurate in all respects) as of the date when made and as of such Additional Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which are accurate in all respects) as of such specified date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to such Additional Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of such Additional Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit I.

(ix)         The Company shall have delivered to such Buyer a letter from the Company's transfer agent certifying the number of shares of Common Stock issued and outstanding as of a date within five (5) days of such Additional Closing Date.

(x)          The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of such Additional Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of such Additional Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

(xi)         The Company shall have delivered to each Buyer the Lock-up Agreements executed and delivered by each of the Persons listed on Schedule 7(a)(xi).

(xii)        The Company shall have obtained all governmental, regulatory, corporate or third party consents and approvals, if any, necessary for the sale of the Securities.

(xiii)       The Company shall have submitted to the Principal Market a Listing of Additional Shares notification in connection with the transactions contemplated hereby and the Principal Market shall have approved, orally or in writing, the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities.

(xiv)      The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

8.           TERMINATION. In the event that the Initial Closing shall not have occurred with respect to a Buyer on or before five (5) Business Days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date by delivering a written notice to that effect to each other party to this Agreement and without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 8, the Company shall remain obligated to reimburse the Lead Investor or its designee(s), as applicable, for the expenses described in Section 4(g) above without giving effect to the Legal Fee Cap.

9.           MISCELLANEOUS.

(a)           Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b)           Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(c)           Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)           Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(e)           Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least sixty-five percent (65%) of the aggregate number of Registrable Securities issued or issuable under the Notes and Warrants as of the date hereof and shall include the Lead Investor so long as the Lead Investor or any of its affiliates holds any Registrable Securities (the "Required Holders"); provided that any such amendment or waiver that complies with the foregoing but that disproportionately, materially and adversely affects the rights and obligations of any Buyer relative to the comparable rights and obligations of the other Buyers shall require the prior written consent of such adversely affected Buyer. Any amendment or waiver effected in accordance with this Section 9(e) shall be binding upon each Buyer and holder of Securities and the Company. No such amendment shall be effective to the extent that it applies to less than all of the Buyers or holders of Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to the Transaction Documents, holders of Notes or holders of the Warrants, as the case may be. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise.

(f)           Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or by electronic mail; or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:

Net Element, Inc.

3363 NE 163rd Street, Suite 705

North Miami Beach, FL 33160

Telephone:	(786) 923-0515
Facsimile:	(786) 272-0696
E-mail:	swolberg@netelement.com
Attention:	Chief Legal Officer

With a copy to:

Snell & Wilmer L.L.P.

600 Anton Boulevard, 14th Floor

Costa Mesa, CA 92626

Telephone: 714-427-7442

Facsimile: 714-427-7799

E-mail: spavluk@swlaw.com

Attention: Serge V. Pavluk

If to the Transfer Agent:

Continental Stock Transfer & Trust Company

17 Battery Place, 8th Floor

New York, NY 10004
Telephone: (212) 845-3217

E-mail: mmullings@continentalstock.com
Attention: Michael G. Mullings

If to a Buyer, to its address, facsimile number and e-mail address set forth on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers,

with a copy (for informational purposes only) to:

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022

Telephone:	(212) 756-2000
Facsimile:	(212) 593-5955
Attention:	Eleazer N. Klein, Esq.
E-mail:	eleazer.klein@srz.com

or to such other address, facsimile number and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine or e-mail containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g)           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes or the Warrants. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including by way of a Fundamental Transaction (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes and the Warrants). A Buyer may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

(h)           No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnitee shall have the right to enforce the obligations of the Company with respect to Section 9(k).

(i)            Survival. Unless this Agreement is terminated under Section 8, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, and the agreements and covenants set forth in Sections 4, 5 and 9 shall survive each Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j)            Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)           General Indemnification. i)         In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made by such Buyer pursuant to Section 4(i), or (iv) the status of such Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

(i)          Promptly after receipt by an Indemnitee under this Section 9(k) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim for indemnification in respect thereof is to be made against any indemnifying party under this Section 9(k), deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnitee to be paid by the indemnifying party, if, in the reasonable opinion of the Indemnitee, the representation by such counsel of the Indemnitee and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceeding. Legal counsel referred to in the immediately preceding sentence shall be selected by the Buyers holding at least a majority of the Securities issued and issuable hereunder. The Indemnitee shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Indemnified Liabilities by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnitee that relates to such action or Indemnified Liabilities. The indemnifying party shall keep the Indemnitee fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnitee, which consent shall not be unreasonably withheld conditioned or delayed, consent to entry of any judgment or enter into any settlement or other compromise which (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liabilities or litigation, (ii) requires any admission of wrongdoing by such Indemnitee, or (iii) obligates or requires an Indemnitee to take, or refrain from taking, any action. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnitee under this Section 9(k), except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(ii)         The indemnification required by this Section 9(k) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred.

(iii)        Except where the following damages have been awarded to a third party and a party hereto has a duty of indemnification with respect to such third party claim, in no event shall any claim for incidental, special, punitive or consequential damages of any nature whatsoever be made by any party to the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby.

(iv)        The indemnity agreements contained herein shall be in addition to (x) any cause of action or similar right of the Indemnitee against the indemnifying party or others, and (y) any liabilities the indemnifying party may be subject to pursuant to the law.

(l)            No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m)          Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(n)           Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o)           Payment Set Aside. To the extent that the Company makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(p)           Independent Nature of Buyers' Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and the Company acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group, and the Company shall not assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges that the Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges and each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

(q)           Tax Indemnification.

(i)          Any and all payments by or on account of any obligation of the Company under the Notes shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law requires the deduction or withholding of any Tax from any such payment, then the Company shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant taxing authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Company shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 9(q)) each Buyer receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(ii)         The Company shall timely pay to the relevant taxing authority in accordance with applicable law any Other Taxes.

(iii)        The Company shall jointly and severally indemnify each Buyer, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Buyer or required to be withheld or deducted from a payment to such Buyer and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant taxing authority. A certificate as to the amount of such payment or liability delivered to the Company by a Buyer shall be conclusive absent manifest error.

(iv)        As soon as practicable after any payment of Taxes by the Company to a taxing authority pursuant to this Section 9(q), the Company shall deliver to the relevant Buyer the original or a certified copy of a receipt issued by such taxing authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to such Buyer.

(v)         If the Buyer is a U.S. Person it shall deliver to the Company on or prior to the date on which such Buyer becomes a holder of Notes (and from time to time thereafter upon the reasonable request of the Company), executed originals of IRS Form W-9 certifying that such Buyer is exempt from U.S. federal backup withholding tax.

(vi)        If the Buyer is not a U.S. Person (a "Foreign Buyer") it shall, to the extent it is legally entitled to do so, deliver to Company on or prior to the date on which such Foreign Buyer becomes a holder of Notes (and from time to time thereafter upon the reasonable request of the Company), whichever of the following is applicable:

(1)         in the case of a Foreign Buyer claiming the benefits of an income tax treaty to which the United States is a part, executed originals of IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax;

(2)         executed originals of IRS Form W-8ECI; or

(3)         in the case of a Foreign Buyer claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) such Buyer hereby represents the Company that such Foreign Buyer is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, a "10 percent shareholder" of the Company within the meaning of Section 881(c)(3)(B) of the Code, or a "controlled foreign corporation" described in Section 881(c)(3)(C) of the Code and (y) such Foreign Buyer shall deliver to the Company executed originals of IRS Form W-8BEN or W-8BEN-E.

(vii)       If a payment made to a Buyer under any Note would be subject to U.S. federal withholding Tax imposed by FATCA if such Buyer were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Buyer shall deliver to Company at the time or times prescribed by law and at such time or times reasonably requested by the Company such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company as may be necessary for the Company to comply with its obligations under FATCA and to determine that such Buyer has complied with such Buyer's obligations under FATCA or to determine the amount to deduct and withhold from such payment under FATCA.

(viii)      For purposes of this Section 9(q):

(1)         "Excluded Taxes" means any of the following Taxes imposed on or with respect to a Buyer or required to be withheld or deducted from a payment to such Buyer, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Buyer being organized under the laws of, or having its principal office in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) U.S. federal withholding Taxes imposed on amounts payable to or for the account of the Buyer with respect to any Note pursuant to a law in effect on the date on which such Buyer acquires such Note, (c) Taxes attributable to such Buyer's failure to comply with Section 9(q)(v) or (vi), as applicable, and (d) any U.S. federal withholding Taxes imposed under FATCA.

(2)         "FATCA" means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

(3)         "Indemnified Taxes" means (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Company under any Note and (ii) to the extent not otherwise described in (i), Other Taxes.

(4)         "Other Connection Taxes" means, with respect to any Buyer, Taxes imposed as a result of a present or former connection between such Buyer and the jurisdiction imposing such Tax (other than connections arising from such Buyer having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Note, or sold or assigned an interest in any Note).

(5)         "Other Taxes" means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Note.

(6)         "Tax" means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any related penalty or interest).

[Signature Page Follows]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

NET ELEMENT, INC.

By:	/s/ Oleg Firer
Name: Oleg Firer
Title: Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

[BUYER]

By:
Name:
Title:

Check as appropriate:
Accredited Investor	☐
QIB	☐

SCHEDULE OF BUYERS

(1)	(2)	(3)(a)	(3)(b)	(4)(a)	(4)(b)	(5)(a)	(5)(b)	(6)
Buyer	Address and Facsimile Number	Aggregate Principal Amount of Initial Notes	Maximum Aggregate Principal Amount of Additional Notes	Number of Initial Warrant Shares	Maximum Number of Additional Warrant Shares	Initial Purchase Price	Maximum Additional Purchase Price	Legal Representative's Address and Facsimile Number

[Signature Page to Securities Purchase Agreement]

EXHIBITS

Exhibit A	Form of Notes
Exhibit B	Form of Warrants
Exhibit C	Form of Registration Rights Agreement
Exhibit D	Form of Deposit Agreement
Exhibit E	Form of Voting Agreement
Exhibit F	Form of Irrevocable Transfer Agent Instructions
Exhibit G	Form of Opinion of Company Counsel
Exhibit H	Form of Secretary's Certificate
Exhibit I	Form of Officer's Certificate
Exhibit J	Form of Lock-Up Agreement

SCHEDULES

Schedule 3(q)	Transactions with Affiliates
Schedule 3(s)	Indebtedness and Other Contracts
Schedule 3(t)	Absence of Litigation
Schedule 3(cc)	Internal Accounting and Disclosure Controls
Schedule 3(ee)	Ranking of Notes
Schedule 4(r)	Principal Stockholders
Schedule 7(a)(xi)	Lock-Up Parties

Schedule 3(q)

Transactions with Affiliates

Star Equities, LLC’s loan to the Company in the amount of $125,000 to pay the invoices from Star Media, the Company's public relations consultant.

Schedule 3(s)

Indebtedness and Other Contracts

1. Any Indebtedness under the credit facility from RBL Capital Group, LLC. See Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

2. Any draw-downs under existing factoring facilities with Bank Otkritie Financial Corp (see Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014) and Alfa-Bank (see Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014).

Schedule 3(t)

Absence of Litigation

See Item 3 (Legal Proceedings) of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Schedule 3(cc)

Internal Accounting and Disclosure Controls

See disclosures set forth in Item 9A of the Company's Form 10-K for the period ended December 31, 2014.

Schedule 3(ee)

Ranking of Notes

The following Indebtedness of the Subsidiaries is senior to the Notes in right of payment, whether with respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise:

1. Any Indebtedness under the credit facility from RBL Capital Group, LLC

2. Any draw downs under existing factoring facilities set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Schedule 4(r)

Principal Stockholders

Kenges Rakishev Novatus Holding PTE. Ltd., a company organized under the laws of the British Virgin Islands, Oleg Firer, Steven Wolberg, James Caan, Jonathan New, David P. Kelley II, William Healy, Beno Distribution, Ltd., a company organized under the laws of the British Virgin Islands, Cayman Invest S.A., a company organized under the laws of the British Virgin Islands, and Mayor Trans Ltd.

Schedule 7(a)(xi)

Lock-Up Parties

Oleg Firer

Steven Wolberg

Jonathan New

Kenges Rakishev

Appendix “E”

FORM OF NOTE

[FORM OF SENIOR CONVERTIBLE NOTE]

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT, OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTIONS 3(c)(iv) AND 18(a) HEREOF. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3(c)(iv) OF THIS NOTE.

Net Element, Inc.

SENIOR CONVERTIBLE NOTE

Issuance Date: [ ][1]	Original Principal Amount: U.S. $[ ]

FOR VALUE RECEIVED, Net Element, Inc., a Delaware corporation (the "Company"), hereby promises to pay to [BUYER] or registered assigns (the "Holder") in cash and/or in shares of Common Stock (as defined below) the amount set out above as the Original Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption, conversion, amortization or otherwise, the "Principal") when due, whether upon the Maturity Date (as defined below), on any Installment Date with respect to the Installment Amount due on such Installment Date, acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest ("Interest") on any outstanding Principal at the applicable Interest Rate from the date set out above as the Issuance Date (the "Issuance Date") until the same becomes due and payable, whether upon an Interest Date (as defined below), any Installment Date, the Maturity Date, acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Senior Convertible Note (including all Senior Convertible Notes issued in exchange, transfer or replacement hereof, this "Note") is one of an issue of Senior Convertible Notes issued pursuant to the Securities Purchase Agreement on [INSERT IN INITIAL NOTES: the Initial Closing Date] [INSERT IN ADDITIONAL NOTES: an Additional Closing Date] (collectively, the "Notes" and such other Senior Convertible Notes, the "Other Notes"). Certain capitalized terms used herein are defined in Section 31.

 1 [INSERT IN INITIAL NOTES: April 30, 2015] [INSERT IN ADDITIONAL NOTES: the applicable Additional Closing Date (as defined in the Securities Purchase Agreement)]

(1)          PAYMENTS OF PRINCIPAL; PREPAYMENT. On each Installment Date, the Company shall pay to the Holder an amount equal to the Installment Amount due on such Installment Date in accordance with Section 8. On the Maturity Date, the Company shall pay to the Holder an amount in cash representing all outstanding Principal, accrued and unpaid Interest and accrued and unpaid Late Charges (as defined in Section 24(b)) on such Principal and Interest. The "Maturity Date" shall be [           ]2, as may be extended at the option of the Holder (i) in the event that, and for so long as, an Event of Default (as defined in Section 4(a)) shall have occurred and be continuing on the Maturity Date (as may be extended pursuant to this Section 1) or any event shall have occurred and be continuing on the Maturity Date (as may be extended pursuant to this Section 1) that with the passage of time and the failure to cure would result in an Event of Default and (ii) through the date that is ten (10) Business Days after the consummation of a Change of Control in the event that a Change of Control is publicly announced or a Change of Control Notice (as defined in Section 5(b)) is delivered prior to the Maturity Date. Other than as specifically permitted by this Note, the Company may not prepay any portion of the outstanding Principal, accrued and unpaid Interest or accrued and unpaid Late Charges on Principal and Interest, if any.

2 [INSERT IN INITIAL NOTES: April 30, 2018] [INSERT IN ADDITIONAL NOTES: Insert date that is thirty-six (36) months immediately following the applicable Additional Closing Date.]

(2)          INTEREST.

(a)          Interest Shares and Cash Interest. Interest on this Note shall commence accruing on the Issuance Date at the Interest Rate and shall be computed on the basis of a 360-day year and twelve 30-day months and shall be payable in arrears for each calendar month on the last Trading Day of each month after the date that is ninety (90) days after the Initial Closing Date (each, a "Interest Date") with the first Interest Date being July 31, 2015 (the "First Interest Date"). For the avoidance of doubt, the Interest payable on the First Interest Date shall include all accrued and unpaid Interest since the Issuance Date. Prior to the payment of Interest on an Interest Date, Interest shall accrue at the Interest Rate and be payable by way of inclusion of the Interest in the Conversion Amount (as defined in Section 3(b)(i)). Interest shall be payable on each Interest Date, to the record holder of this Note on the applicable Interest Date, in shares of Common Stock ("Interest Shares") so long as there has been no Equity Conditions Failure; provided, however, that the Company may, at its option following notice to each Holder, pay Interest on any Interest Date in cash ("Cash Interest") or, so long as there has been no Equity Conditions Failure, in a combination of Cash Interest and Interest Shares. The Company shall deliver a written notice (each, a "Interest Election Notice") to the Holder and each holder of Other Notes and Additional Notes on or prior to the applicable Interest Notice Due Date (the date such notice is delivered to the Holder and all holders of Other Notes and Additional Notes, the "Interest Notice Date") which notice (1) either (A) confirms that Interest to be paid on such Interest Date shall be paid entirely in Interest Shares or (B) elects to pay Interest as Cash Interest or a combination of Cash Interest and Interest Shares and specifies the amount of Interest that shall be paid as Cash Interest and the amount of Interest, if any, that shall be paid in Interest Shares, (2) unless the Company has elected to pay Interest solely as Cash Interest, certifies that there has been no Equity Conditions Failure as of such Interest Notice Date and (3) states the number of issued and outstanding shares of Common Stock as of such Interest Notice Date. If there is an Equity Conditions Failure as of the Interest Notice Date, then unless the Company has elected to pay such Interest as Cash Interest, the Interest Election Notice shall indicate that unless the Holder waives the Equity Conditions Failure, the Interest shall be paid as Cash Interest. If the Company confirmed the payment of the applicable Interest in Interest Shares, in whole or in part, and if there was no Equity Conditions Failure as of the applicable Interest Notice Date but an Equity Conditions Failure occurred between the applicable Interest Notice Date and any time prior to the applicable Interest Date (an "Interim Interest Period"), the Company shall provide the Holder a subsequent notice to that effect indicating that unless the Holder waives the Equity Conditions Failure, the Interest shall be paid as Cash Interest. If there occurs an Equity Conditions Failure (which is not waived in writing by the Holder) during such Interim Interest Period, then at the option of the Holder, the Holder may require the Company to pay the amount of Interest (including any portion of the Pre-Interest Shares (as defined below)) payable on the applicable Interest Date as a Cash Interest. If any portion of Interest for a particular Interest Date shall be paid in Interest Shares, then (I) on the applicable Interest Pre-Payment Date, the Company shall issue to the Holder, in accordance with Section 2(b), a number of shares of Common Stock equal to (x) the amount of Interest payable on the applicable Interest Date in Interest Shares divided by (y) the applicable Initial Interest Conversion Price (the "Pre-Interest Shares") and (II) on the applicable Interest Date, the Company shall deliver a notice setting forth the calculation of the Interest Balance Shares (and the calculation of the component parts of such calculation) and issue to each Holder, in accordance with Section 2(b), a number of shares of Common Stock equal to any Interest Balance Shares. All Pre-Interest Shares and Interest Shares shall be fully paid and nonassessable shares of Common Stock (rounded up to the nearest whole share).

(b)          Payment of Interest. When any Pre-Interest Shares and Interest Shares are to be paid on an Interest Pre-Payment Date or an Interest Date, as applicable, then the Company shall (i) credit such aggregate number of Interest Shares to which the Holder shall be entitled to the Holder's or its designee's balance account with the Depository Trust Company ("DTC") through its Deposit/Withdrawal At Custodian ("DWAC") system, for the number of Interest Shares to which the Holder shall be entitled and (ii) with respect to each Interest Date, pay to the Holder, in cash by wire transfer of immediately available funds, the amount of any Cash Interest.

(c)          Default Interest. From and after the occurrence and during the continuance of an Event of Default, the Interest Rate shall be increased to eighteen percent (18.0%). In the event that such Event of Default is subsequently cured, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such cure; provided, that the Interest as calculated and unpaid at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of cure of such Event of Default; provided, further, that for the purpose of this Section 2, such Event of Default shall not be deemed cured unless and until any accrued and unpaid Interest shall be paid to the Holder, including, without limitation, Interest accrued at the increased rate of eighteen percent (18.0%). The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of shares of Common Stock as Interest pursuant to this Section 2.

(3)          CONVERSION OF NOTES. At any time or times after the Issuance Date, this Note shall be convertible into shares of Common Stock, on the terms and conditions set forth in this Section 3.

(a)          Conversion Right. Subject to the provisions of Section 3(d), at any time or times on or after the Issuance Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount into fully paid and nonassessable shares of Common Stock in accordance with Section 3(c), at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all transfer, stamp and similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.

(b)          Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (the "Conversion Rate").

(i)          "Conversion Amount" means the sum of (A) the portion of the Principal to be converted, amortized, redeemed or otherwise with respect to which this determination is being made, (B) accrued and unpaid Interest with respect to such Principal and (C) accrued and unpaid Late Charges, if any, with respect to such Principal and Interest.

(ii)         "Conversion Price" means (i) $[_____]3, subject to adjustment as provided herein (the price set forth in this clause (i), the "Fixed Conversion Price") or (ii) with respect to a Qualifying Conversion, the lower of (I) the Fixed Conversion Price and (II) the Market Price as in effect on the applicable date of determination (the price set forth in this clause (ii), the "Alternative Conversion Price").

3 [INSERT IN INITIAL NOTES: Insert $1.624.]

[INSERT IN ADDITIONAL NOTES: Insert price equal to 140% of the lowest of (i) the arithmetic average of the Weighted Average Prices of the Common Stock during the thirty (30) Trading Days immediately prior to the date of the applicable Buyer Additional Closing Notice (as defined in the Securities Purchase Agreement), (ii) the arithmetic average of the Weighted Average Prices of the Common Stock during the fifteen (15) Trading Days immediately prior to the date of the applicable Buyer Additional Closing Notice and (iii) the last Closing Bid Price of the Common Stock immediately prior to the date of the applicable Buyer Additional Closing Notice.]

(c)          Mechanics of Conversion.

(i)          Optional Conversion. To convert any Conversion Amount into shares of Common Stock on any date (a "Conversion Date"), the Holder shall (A) transmit by facsimile or electronic mail (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the Company and the Company's transfer agent (the "Transfer Agent") and (B) if required by Section 3(c)(iv), but without delaying the Company's requirement to deliver shares of Common Stock on the applicable Share Delivery Date (as defined below), surrender this Note to a common carrier for delivery to the Company as soon as practicable on or following such date (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction). On or before the first (1st) Business Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile or electronic mail a confirmation of receipt of such Conversion Notice to the Holder and the Transfer Agent. On or before the third (3rd) Trading Day following the date of receipt of a Conversion Notice (the "Share Delivery Date"), the Company shall (x) provided that the Conversion Shares are subject to an effective resale registration statement in favor of the Holder or at a time when Rule 144 would be available for immediate resale of the Conversion Shares by the Holder, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal At Custodian system or if (y) the Conversion Shares are not subject to an effective resale registration statement in favor of the Holder and at a time when Rule 144 would not be available for immediate resale of the Conversion Shares by the Holder, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If this Note is physically surrendered for conversion as required by Section 3(c)(iv) and the outstanding Principal of this Note is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three (3) Business Days after receipt of this Note and at its own expense, issue and deliver to the Holder a new Note (in accordance with Section 18(d)) representing the outstanding Principal not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date, irrespective of the date such Conversion Shares are credited to the Holder's account with DTC or the date of delivery of the certificates evidencing such Conversion Shares, as the case may be. In the event that the Holder elects to convert a portion of the Principal amount of this Note prior to any applicable Installment Date, the Conversion Amount so converted shall be deducted in reverse order starting from the final Installment Amount to be paid hereunder on the final Installment Date, unless the Holder otherwise indicates and allocates among any Installment Dates hereunder in the applicable Conversion Notice.

(ii)         Company's Failure to Timely Convert. If the Company shall fail on or prior to the Share Delivery Date to credit the Holder's balance account with DTC if the Conversion Shares are subject to an effective resale registration statement in favor of the Holder or at a time when Rule 144 would be available for immediate resale of the Conversion Shares by the Holder, or issue and deliver a certificate to the Holder, if the Conversion Shares are not subject to an effective resale registration statement in favor of the Holder and at a time when Rule 144 would not be available for immediate resale of the Conversion Shares by the Holder, for the number of shares of Common Stock to which the Holder is entitled upon the Holder's conversion of any Conversion Amount (a "Conversion Failure"), then (A) the Company shall pay damages to the Holder for each Trading Day of such Conversion Failure in an amount equal to 1.5% of the product of (1) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Share Delivery Date and to which the Holder is entitled, and (2) any trading price of the Common Stock selected by the Holder in writing as in effect at any time during the period beginning on the applicable Conversion Date and ending on the applicable Share Delivery Date and (B) the Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any portion of this Note that has not been converted pursuant to such Conversion Notice; provided that the voiding of a Conversion Notice shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 3(c)(ii) or otherwise. In addition to the foregoing, if the Company shall fail on or prior to the Share Delivery Date to credit the Holder's balance account with DTC, if the Conversion Shares are subject to an effective resale registration statement in favor of the Holder or at a time when Rule 144 would be available for immediate resale of the Conversion Shares by the Holder, or issue and deliver a certificate to the Holder, if the Conversion Shares are not subject to an effective resale registration statement in favor of the Holder and at a time when Rule 144 would not be available for immediate resale of the Conversion Shares by the Holder, for the number of shares of Common Stock to which the Holder is entitled upon the Holder's conversion of any Conversion Amount or on any date of the Company's obligation to deliver shares of Common Stock as contemplated pursuant to clause (y) below, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by the Holder of Common Stock issuable upon such conversion that the Holder anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three (3) Trading Days after the Holder's request and in the Holder's discretion, either (x) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to credit the Holder's balance account with DTC or issue and deliver a certificate, as applicable, for the shares of Common Stock to which the Holder is entitled upon the Holder's conversion of the applicable Conversion Amount shall terminate, or (y) promptly honor its obligation to credit the Holder's balance account with DTC, or issue and deliver to the Holder a certificate, as applicable, for such shares of Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) any trading price of the Common Stock selected by the Holder in writing as in effect at any time during the period beginning on the applicable Conversion Date and ending on the applicable Share Delivery Date. Nothing herein shall limit the Holder's right to pursue aby other remedies available to it hereunder, at law or in equity including, without limitation, a degree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon conversion of this Note as required pursuant to the terms hereof.

(iii)        Additional Conversion Shares. In addition to the foregoing, on each Share Delivery Date, the applicable Make-Whole Amount (the "Additional Conversion Obligations") on the Conversion Amount being converted shall be paid to the Holder in shares of Common Stock ("Additional Conversion Shares") so long as there has been no Equity Conditions Failure; provided, however, that the Company may pay such Additional Conversion Obligations on any Share Delivery Date in cash by wire transfer of immediately available funds ("Cash Additional Conversion Payment") or, provided that there is no Equity Conditions Failure, in a combination of a Cash Additional Conversion Payment and Additional Conversion Shares pursuant to the immediately following sentence. The Company shall pay the Additional Conversion Obligations in the same manner and proportion as the Company indicated in the most recent Interest Election Notice prior to the applicable date of determination, or, in the case of any conversion occurring prior to the delivery of the first (1st) Interest Election Notice hereunder, the Company hereby elects to pay any Make-Whole Amounts in Additional Conversion Shares. If the Company is required pursuant to this Section 2(c)(iii) to pay the Additional Conversion Obligations on a Share Delivery Date, in whole or in part, in Additional Conversion Shares, then on the applicable Share Delivery Date, the Company shall, or shall direct the Transfer Agent to, credit the Holder's account with the DTC Fast Automated Securities Transfer Program through its DWAC system if the Conversion Shares are subject to an effective resale registration statement in favor of the Holder or at a time when Rule 144 would be available for immediate resale of the Conversion Shares by the Holder, or issue and deliver a certificate to the Holder, if the Conversion Shares are not subject to an effective resale registration statement in favor of the Holder and at a time when Rule 144 would not be available for immediate resale of the Conversion Shares by the Holder, for a number of shares of Common Stock (rounded to the nearest whole share in accordance with Section 3(b)) equal to the quotient of (a) the portion of the then applicable Additional Conversion Obligations the Company is required pursuant to this Section 3(c)(iv) to pay in Additional Conversion Shares, divided by (b) the Make-Whole Price in effect as of the applicable Conversion Date. If the Company has subsequently notified each Holder with respect to an Interest Date on or prior to the applicable Conversion Date that there is an Equity Conditions Failure and the Company is required to pay such Additional Conversion Obligations in Additional Conversion Shares, then, unless the Holder waives the Equity Conditions Failure, the Additional Conversion Obligations shall be paid as Cash Additional Conversion Payment. If the Company is deemed to have elected to pay such Additional Conversion Obligations in Additional Conversion Shares, in whole or in part, and if there was no Equity Conditions Failure as of the applicable Conversion Date but an Equity Conditions Failure occurred between the applicable Conversion Date and any time prior to the applicable Share Delivery Date, the Company shall provide the Holder a notice to that effect indicating that unless the Holder waives the Equity Conditions Failure, the Additional Conversion Obligations shall be paid as a Cash Additional Conversion Payment. If an Equity Conditions Failure occurs (that is not waived in writing by the Holder) during such period, then at the option of the Holder, the Holder may require the Company to pay the amount of Additional Conversion Obligations payable on the applicable Share Delivery Date as a Cash Additional Conversion Payment. All Additional Conversion Shares shall be fully paid and nonassessable shares of Common Stock (rounded to the nearest whole share). The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Additional Conversion Shares.

(iv)        Registration; Book-Entry. The Company shall maintain a register (the "Register") for the recordation of the names and addresses of the holders of each Note and the Principal amount of the Notes (and stated interest thereon) held by such holders (the "Registered Notes"). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the holders of the Notes shall treat each Person whose name is recorded in the Register as the owner of a Note for all purposes, including, without limitation, the right to receive payments of Principal and Interest, if any, hereunder, notwithstanding notice to the contrary. A Registered Note may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register. Upon its receipt of a request to assign or sell all or part of any Registered Note by a Holder, the Company shall record the information contained therein in the Register and issue one or more new Registered Notes in the same aggregate Principal amount as the Principal amount of the surrendered Registered Note to the designated assignee or transferee pursuant to Section 18. Notwithstanding anything to the contrary in this Section 3(c)(iv), a Holder may assign any Note or any portion thereof to an Affiliate of such Holder or a Related Fund of such Holder without delivering a request to assign or sell such Note to the Company and the recordation of such assignment or sale in the Register (a "Related Party Assignment"); provided, that (x) the Company may continue to deal solely with such assigning or selling Holder unless and until such Holder has delivered a request to assign or sell such Note or portion thereof to the Company for recordation in the Register; (y) the failure of such assigning or selling Holder to deliver a request to assign or sell such Note or portion thereof to the Company shall not affect the legality, validity, or binding effect of such assignment or sale and (z) such assigning or selling Holder shall, acting solely for this purpose as a non-fiduciary agent of the Company, maintain a register (the "Related Party Register") comparable to the Register on behalf of the Company, and any such assignment or sale shall be effective upon recordation of such assignment or sale in the Related Party Register. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full Conversion Amount represented by this Note is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Note upon physical surrender of this Note. The Holder and the Company shall maintain records showing the Principal, Interest and Late Charges, if any, converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion.

(v)         Pro Rata Conversion; Disputes. In the event that the Company receives a Conversion Notice from this Note and one or more holder of Other Notes or Additional Notes for the same Conversion Date and the Company can convert some, but not all, of such portions of this Note, the Other Notes and the Additional Notes submitted for conversion, the Company, subject to Section 3(d), shall convert from the Holder and each holder of Other Notes and Additional Notes electing to have this Note, the Other Notes or Additional Notes converted on such date a pro rata amount of such holder's portion of the Note, the Other Notes and/or Additional Notes submitted for conversion based on the Principal amount of this Note, the Other Notes and/or the Additional Notes submitted for conversion on such date by such holder relative to the aggregate Principal amount of this Note and all Other Notes and Additional Notes submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a conversion of this Note, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 23.

(d)          Limitations on Conversions.

(i)          Beneficial Ownership. The Company shall not effect the conversion of any portion of this Note, and the Holder shall not have the right to convert any portion of this Note, to the extent that after giving effect to such conversion, the Holder together with the other Attribution Parties collectively would beneficially own in excess of 4.99% (the "Maximum Percentage") of the shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of the other Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants, including the Additional Notes and Warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 3(d)(i). For purposes of this Section 3(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of determining the number of outstanding shares of Common Stock the Holder may acquire upon the conversion of the Note without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (i) the Company's most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (ii) a more recent public announcement by the Company or (iii) any other written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding (the "Reported Outstanding Share Number"). If the Company receives a Conversion Notice from a Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Conversion Notice would otherwise cause the Holder's beneficial ownership, as determined pursuant to this Section 3(d)(i), to exceed the Maximum Percentage, the Holder must notify the Company of a reduced number of shares of Common Stock to be purchased pursuant to such Conversion Notice. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to the Holder upon conversion of this Note results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which the Holder's and the other Attribution Parties' aggregate beneficial ownership exceeds the Maximum Percentage (the "Excess Shares") shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. Upon delivery of a written notice to the Company, the Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other holder of Notes that is not an Attribution Party of the Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Note in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3(d)(i) to the extent necessary to correct this paragraph (or any portion of this paragraph) which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 3(d)(i) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Note.

(ii)         Principal Market Regulation. The Company shall not be obligated to issue any shares of Common Stock pursuant to the terms of this Note, and the Holder shall not have the right to receive pursuant to the terms of this Note any shares of Common Stock, if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue pursuant to the terms of the Notes and upon exercise of the Warrants without breaching the Company's obligations under the rules or regulations of the Principal Market (the "Exchange Cap"), except that such limitation shall not apply in the event that the Company (i) obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of Common Stock in excess of such amount or (ii) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Required Holders. Until such approval or written opinion is obtained, no purchaser of the Notes pursuant to the Securities Purchase Agreement (the "Purchasers") shall be issued in the aggregate, pursuant to the terms of the Notes or upon exercise of the Warrants, shares of Common Stock in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the Principal amount of Notes issued to such Purchaser pursuant to the Securities Purchase Agreement on the Initial Closing Date and the denominator of which is the aggregate principal amount of all Notes issued to the Purchasers pursuant to the Securities Purchase Agreement on the Initial Closing Date (with respect to each Purchaser, the "Exchange Cap Allocation"). In the event that any Purchaser shall sell or otherwise transfer any of such Purchaser's Notes, the transferee shall be allocated a pro rata portion of such Purchaser's Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee. In the event that any holder of Notes shall convert all of such holder's Notes into a number of shares of Common Stock which, in the aggregate, is less than such holder's Exchange Cap Allocation, then the difference between such holder's Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining holders of Notes on a pro rata basis in proportion to the aggregate principal amount of the Notes then held by each such holder. In the event that the Company is prohibited from issuing any Conversion Shares for which a Conversion Notice has been received as a result of the operation of this Section 3(d)(ii), the Company shall pay cash in exchange for cancellation of the Conversion Amount that is subject to such Conversion Notice, at a price per share of Common Stock that would have been issuable upon such conversion if this Section 3(d)(ii) were not in effect equal to the highest trading price of the Common Stock in effect at any time during the period beginning on the applicable Conversion Date and ending on the date the Company makes the payment provided for in this sentence.

(4)          RIGHTS UPON EVENT OF DEFAULT.

(a)          Event of Default. Each of the following events shall constitute an "Event of Default":

(i)          the failure of the applicable Registration Statement required to be filed pursuant to the Registration Rights Agreement to be filed within the applicable time period specified in the Registration Rights Agreement or to be declared effective by the SEC on or prior to the date that is thirty (30) days after the applicable Effectiveness Deadline (as defined in the Registration Rights Agreement), or, while the applicable Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the applicable Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to any holder of the Notes for sale of all of such holder's Registrable Securities in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of five (5) consecutive days or for more than an aggregate of twenty (20) days in any 365-day period (other than days during an Allowable Grace Period (as defined in the Registration Rights Agreement));

(ii)         (A) the suspension from trading for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period or (B) the failure of the Common Stock to be listed on an Eligible Market;

(iii)        the Company's (A) failure to cure a Conversion Failure by delivery of the required number of shares of Common Stock within ten (10) Business Days after the applicable Conversion Date, (B) the occurrence of two (2) or more Conversion Failures or (C) notice, written or oral, to the Holder or any holder of the Other Notes or the Additional Notes, including by way of public announcement or through any of its agents, at any time, of its intention not to comply with a request for conversion of this Note, any Other Notes or the Additional Notes into shares of Common Stock that is tendered in accordance with the provisions of this Note, the Other Notes or the Additional Notes, other than pursuant to Section 3(d) (and analogous provisions under the Other Notes and the Additional Notes);

(iv)        at any time following the tenth (10th) consecutive Business Day that the Holder's Authorized Share Allocation is less than the sum of (A) with respect to the shares issuable with respect to the terms of the Notes, 25,000,000 shares of Common Stock (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction occurring after the Subscription Date) and (B) 130% of the number of shares of Common Stock that the Holder would be entitled to receive upon exercise in full of the Holder's Warrants (without regard to any limitations on exercise set forth in the Warrants);

(v)         the Company's failure to pay to the Holder any amount of Principal, Interest, Late Charges or other amounts when and as due under this Note or any other Transaction Document (as defined in the Securities Purchase Agreement);

(vi)        any default under, redemption of or acceleration prior to maturity of any Indebtedness of the Company or any of its Subsidiaries other than with respect to this Note, any Other Notes or any Additional Notes;

(vii)       any default, event of default, breach or triggering event (or comparable term) under, redemption of or acceleration prior to maturity of any security or instrument issued by the Company or any of its Subsidiaries;

(viii)      the Company or any of its Subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, "Bankruptcy Law"), (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a "Custodian"), (D) makes a general assignment for the benefit of its creditors or (E) admits in writing that it is generally unable to pay its debts as they become due;

(ix)         a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or any of its Subsidiaries in an involuntary case, (B) appoints a Custodian of the Company or any of its Subsidiaries or (C) orders the liquidation of the Company or any of its Subsidiaries;

(x)          a final judgment or judgments for the payment of money aggregating in excess of $350,000 are rendered against the Company or any of its Subsidiaries and which judgments are not, within sixty (60) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within sixty (60) days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $350,000 amount set forth above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment;

(xi)         other than as specifically set forth in another clause of this Section 4(a), the Company breaches any representation, warranty, covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant or other term or condition of any Transaction Document which is curable, only if such breach continues for a period of at least an aggregate of five (5) Business Days;

(xii)        the Company shall (A) fail to maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program or (B) otherwise fail to credit or be unable to credit shares required to be delivered to the Holder pursuant to the terms of this Notes to the Holder's account with the DTC Fast Automated Securities Transfer Program through its DWAC system if the Conversion Shares are subject to an effective resale registration statement in favor of the Holder or at a time when Rule 144 would be available for immediate resale of the Conversion Shares by the Holder;

(xiii)       any breach or failure in any respect to comply with either Sections 8, 14 or 15 of this Note;

(xiv)      any material damage to, or loss, theft or destruction of, a material amount of property of the Company, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Company or any Subsidiary, if any such event or circumstance could reasonably be expected to have a Material Adverse Effect (as defined in the Securities Purchase Agreement);

(xv)       a false or inaccurate certification (including a false or inaccurate deemed certification) by the Company that the Equity Conditions are satisfied or that there has been no Equity Conditions Failure or as to whether any Event of Default has occurred;

(xvi)      any of the Company's Subsidiaries party to the RBL Facility request on or after the Subscription Date the funding of a loan thereunder (with the prior written consent of the Required Holders) and the lender thereunder does not fund such requested loan, or the lender thereunder notifies such Subsidiaries that it will refuse to fund upon request any additional loan thereunder;

(xvii)     any Event of Default (as defined in the Other Notes) occurs with respect to any Other Notes; or

(xviii)    any Event of Default (as defined in the Additional Notes) occurs with respect to any Additional Notes.

(b)          Redemption Right. Upon the occurrence of an Event of Default with respect to this Note or any Other Note, the Company shall within one (1) Business Day deliver written notice thereof via facsimile or electronic mail and overnight courier (an "Event of Default Notice") to the Holder. At any time after the earlier of the Holder's receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem (an "Event of Default Redemption") all or any portion of this Note by delivering written notice thereof (the "Event of Default Redemption Notice") to the Company, which Event of Default Redemption Notice shall indicate the portion of this Note the Holder is electing to require the Company to redeem. Each portion of this Note subject to redemption by the Company pursuant to this Section 4(b) shall be redeemed by the Company in cash by wire transfer of immediately available funds at a price equal to the sum of (i) the greater of (x) 125% of the Conversion Amount being redeemed and (y) the product of (A) the Conversion Amount being redeemed and (B) the quotient determined by dividing (I) the greatest Closing Sale Price of the shares of Common Stock during the period beginning on the date immediately preceding such Event of Default and ending on the date the Holder delivers the Event of Default Redemption Notice, by (II) the lowest Conversion Price in effect during such period and (ii) the Make-Whole Amount with respect to the Conversion Amount being redeemed (the "Event of Default Redemption Price"). Redemptions required by this Section 4(b) shall be made in accordance with the provisions of Section 11. To the extent redemptions required by this Section 4(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 4, but subject to Section 3(d), until the Event of Default Redemption Price (together with any interest thereon) is paid in full, the Conversion Amount submitted for redemption under this Section 4(b) (together with any interest thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3. In the event of a partial redemption of this Note pursuant hereto, the Principal amount redeemed shall be deducted in reverse order starting from the final Installment Amount to be paid hereunder on the final Installment Date, unless the Holder otherwise indicates and allocates among any Installment Dates hereunder in the applicable Event of Default Redemption Notice. The parties hereto agree that in the event of the Company's redemption of any portion of the Note under this Section 4(b), the Holder's damages would be uncertain and difficult to estimate because of the parties' inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any Event of Default redemption premium due under this Section 4(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder's actual loss of its investment opportunity and not as a penalty.

(5)          RIGHTS UPON FUNDAMENTAL TRANSACTION AND CHANGE OF CONTROL.

(a)          Assumption. The Company shall not enter into or be party to a Fundamental Transaction unless (i)  the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section 5(a) pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements, if so requested by the Holder, to deliver to each holder of Notes in exchange for such Notes a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Notes, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Notes then outstanding held by such holder, having similar conversion rights and having similar ranking to the Notes and the Additional Notes , and satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common capital stock is quoted on or listed for trading on an Eligible Market. No later than (i) thirty (30) days prior to the occurrence or consummation of any Fundamental Transaction or (ii) if later, the first Trading Day following the date the Company first becomes aware of the occurrence or potential occurrence of a Fundamental Transaction, the Company shall deliver written notice thereof via facsimile or electronic mail and overnight courier to the Holder. Upon the occurrence or consummation of any Fundamental Transaction, and it shall be a required condition to the occurrence or consummation of any Fundamental Transaction that, the Company and the Successor Entity or Successor Entities, jointly and severally, shall succeed to, and the Company shall cause any Successor Entity or Successor Entities to jointly and severally succeed to, and be added to the term "Company" under this Note (so that from and after the date of such Fundamental Transaction, each and every provision of this Note referring to the "Company" shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Company and the Successor Entity or Successor Entities, jointly and severally, may exercise every right and power of the Company prior thereto and shall assume all of the obligations of the Company prior thereto under this Note with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company in this Note, and, solely at the request of the Holder, if the Successor Entity and/or Successor Entities is a publicly traded corporation whose common capital stock is quoted on or listed for trading on an Eligible Market, shall deliver (in addition to and without limiting any right under this Note) to the Holder in exchange for this Note a security of the Successor Entity and/or Successor Entities evidenced by a written instrument substantially similar in form and substance to this Note and convertible for a corresponding number of shares of capital stock of the Successor Entity and/or Successor Entities (the "Successor Capital Stock") equivalent (as set forth below) to the shares of Common Stock acquirable and receivable upon conversion of this Note (without regard to any limitations on the conversion of this Note) prior to such Fundamental Transaction (such corresponding number of shares of Successor Capital Stock to be delivered to the Holder shall equal the greater of (I) the quotient of (A) the aggregate dollar value of all consideration (including cash consideration and any consideration other than cash ("Non-Cash Consideration"), in such Fundamental Transaction, as such values are set forth in any definitive agreement for the Fundamental Transaction that has been executed at the time of the first public announcement of the Fundamental Transaction or, if no such value is determinable from such definitive agreement, as determined in accordance with Section 23 with the term "Non-Cash Consideration" being substituted for the term "Conversion Price") that the Holder would have been entitled to receive upon the happening of such Fundamental Transaction or the record, eligibility or other determination date for the event resulting in such Fundamental Transaction, had this Note been converted immediately prior to such Fundamental Transaction or the record, eligibility or other determination date for the event resulting in such Fundamental Transaction (without regard to any limitations on the conversion of this Note) (the "Aggregate Consideration") divided by (B) the per share Closing Sale Price of such corresponding Successor Capital Stock on the Trading Day immediately prior to the consummation or occurrence of the Fundamental Transaction and (II) the product of (A) the Aggregate Consideration and (B) the highest exchange ratio pursuant to which any stockholder of the Company may exchange Common Stock for Successor Capital Stock) (provided, however, to the extent that the Holder's right to receive any such shares of publicly traded common stock (or their equivalent) of the Successor Entity would result in the Holder and its other Attribution Parties exceeding the Maximum Percentage, if applicable, then the Holder shall not be entitled to receive such shares to such extent (and shall not be entitled to beneficial ownership of such shares of publicly traded common stock (or their equivalent) of the Successor Entity as a result of such consideration to such extent) and the portion of such shares shall be held in abeyance for the Holder until such time or times, as its right thereto would not result in the Holder and its other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be delivered such shares to the extent as if there had been no such limitation), and such security shall be satisfactory to the Holder, and with an identical conversion price to the Conversion Price hereunder (such adjustments to the number of shares of capital stock and such conversion price being for the purpose of protecting after the consummation or occurrence of such Fundamental Transaction the economic value of this Note that was in effect immediately prior to the consummation or occurrence of such Fundamental Transaction, as elected by the Holder solely at its option). Upon occurrence or consummation of the Fundamental Transaction, and it shall be a required condition to the occurrence or consummation of such Fundamental Transaction that, the Company and the Successor Entity or Successor Entities shall deliver to the Holder confirmation that there shall be issued upon conversion of this Note at any time after the occurrence or consummation of the Fundamental Transaction, as elected by the Holder solely at its option, shares of Common Stock, Successor Capital Stock or, in lieu of the shares of Common Stock or Successor Capital Stock (or other securities, cash, assets or other property purchasable upon the conversion of this Note prior to such Fundamental Transaction), such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights), which for purposes of clarification may continue to be shares of Common Stock, if any, that the Holder would have been entitled to receive upon the happening of such Fundamental Transaction or the record, eligibility or other determination date for the event resulting in such Fundamental Transaction, had this Note been converted immediately prior to such Fundamental Transaction or the record, eligibility or other determination date for the event resulting in such Fundamental Transaction (without regard to any limitations on the conversion of this Note), as adjusted in accordance with the provisions of this Note. The provisions of this Section 5(a) shall apply similarly and equally to successive Fundamental Transactions.

(b)          Redemption Right. No sooner than twenty-five (25) days nor later than twenty (20) days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile or electronic mail and overnight courier to the Holder (a "Change of Control Notice"). At any time during the period beginning on the earlier to occur of (x) any oral or written agreement by the Company or any of its Subsidiaries, upon consummation of which the transaction contemplated thereby would reasonably be expected to result in a Change of Control, (y) the Holder becoming aware of a Change of Control and (z) the Holder's receipt of a Change of Control Notice and ending twenty-five (25) Trading Days after the date of the consummation of such Change of Control, the Holder may require the Company to redeem (a "Change of Control Redemption") all or any portion of this Note by delivering written notice thereof ("Change of Control Redemption Notice") to the Company, which Change of Control Redemption Notice shall indicate the Conversion Amount the Holder is electing to require the Company to redeem. The portion of this Note subject to redemption pursuant to this Section 5(b) shall be redeemed by the Company in cash by wire transfer of immediately available funds at a price equal to the sum of (i) the greater of (x) 125% of the Conversion Amount being redeemed and (y) the product of (A) the Conversion Amount being redeemed and (B) the quotient determined by dividing (I) the greatest Closing Sale Price of the shares of Common Stock during the period beginning on the date immediately preceding the earlier to occur of (x) the consummation of the Change of Control and (y) the public announcement of such Change of Control and ending on the date the Holder delivers the Change of Control Redemption Notice, by (II) the lowest Conversion Price in effect during such period and (ii) the Make-Whole Amount with respect to the Conversion Amount being redeemed (the "Change of Control Redemption Price"). Redemptions required by this Section 5 shall be made in accordance with the provisions of Section 11 and shall have priority to payments to stockholders in connection with a Change of Control. To the extent redemptions required by this Section 5(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 5, but subject to Section 3(d), until the Change of Control Redemption Price (together with any interest thereon) is paid in full, the Conversion Amount submitted for redemption under this Section 5(b) (together with any interest thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3. In the event of a partial redemption of this Note pursuant hereto, the Principal amount redeemed shall be deducted in reverse order starting from the final Installment Amount to be paid hereunder on the final Installment Date, unless the Holder otherwise indicates and allocates among any Installment Dates hereunder in the applicable Change of Control Redemption Notice. The parties hereto agree that in the event of the Company's redemption of any portion of the Note under this Section 5(b), the Holder's damages would be uncertain and difficult to estimate because of the parties' inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any Change of Control redemption premium due under this Section 5(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder's actual loss of its investment opportunity and not as a penalty.

(6)          DISTRIBUTION OF ASSETS; RIGHTS UPON ISSUANCE OF PURCHASE RIGHTS AND OTHER CORPORATE EVENTS.

(a)          Distribution of Assets. If the Company shall declare or make any dividend or other distributions of its assets (or rights to acquire its assets) to any or all holders of shares of Common Stock, by way of return of capital or otherwise (including without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (the "Distributions"), then the Holder will be entitled to such Distributions as if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately prior to the date on which a record is taken for such Distribution or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for such Distributions (provided, however, that to the extent that the Holder's right to participate in any such Distribution would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to such extent) and the portion of such Distribution shall be held in abeyance for the Holder until such time or times as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such rights (and any rights under this Section 6(a) on such initial rights or on any subsequent such rights to be held similarly in abeyance) to the same extent as if there had been no such limitation).

(b)          Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately prior to the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that to the extent that the Holder's right to participate in any such Purchase Right would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time or times as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right to be held similarly in abeyance) to the same extent as if there had been no such limitation).

(c)          Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the occurrence or consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities, cash, assets or other property with respect to or in exchange for shares of Common Stock (a "Corporate Event"), the Company shall make appropriate provision to insure that, and any applicable Successor Entity or Successor Entities shall ensure that, and it shall be a required condition to the occurrence or consummation of such Corporate Event that, the Holder will thereafter have the right to receive upon conversion of this Note at any time after the occurrence or consummation of the Corporate Event, shares of Common Stock or Successor Capital Stock or, if so elected by the Holder, in lieu of the shares of Common Stock (or other securities, cash, assets or other property) purchasable upon the conversion of this Note prior to such Corporate Event (but not in lieu of such items still issuable under Sections 6(a) and 6(b), which shall continue to be receivable on the Common Stock or on such shares of stock, securities, cash, assets or any other property otherwise receivable with respect to or in exchange for shares of Common Stock), such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights and any shares of Common Stock) which the Holder would have been entitled to receive upon the occurrence or consummation of such Corporate Event or the record, eligibility or other determination date for the event resulting in such Corporate Event, had this Note been converted immediately prior to such Corporate Event or the record, eligibility or other determination date for the event resulting in such Corporate Event (without regard to any limitations on conversion of this Note). Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Required Holders. The provisions of this Section 6 shall apply similarly and equally to successive Corporate Events.

(7)          RIGHTS UPON ISSUANCE OF OTHER SECURITIES.

(a)          Adjustment of Fixed Conversion Price upon Issuance of Common Stock. If and whenever on or after the Subscription Date, the Company issues or sells, or in accordance with this Section 7(a) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued or sold by the Company in connection with any Excluded Securities) for a consideration per share (the "New Issuance Price") less than a price (the "Applicable Price") equal to the Fixed Conversion Price in effect immediately prior to such issue or sale or deemed issuance or sale (the foregoing a "Dilutive Issuance"), then immediately after such Dilutive Issuance the Fixed Conversion Price then in effect shall be reduced to an amount equal to the New Issuance Price. For purposes of determining the adjusted Fixed Conversion Price under this Section 7(a), the following shall be applicable:

(i)          Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 7(a)(i), the "lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion or exchange or exercise of any Convertible Security issuable upon exercise of such Option less any consideration paid or payable by the Company with respect to such one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion exercise or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Fixed Conversion Price shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion or exchange or exercise of such Convertible Securities.

(ii)         Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion or exchange or exercise thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 7(a)(ii), the "lowest price per share for which one share of Common Stock is issuable upon the conversion or exchange or exercise thereof" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon the conversion or exchange or exercise of such Convertible Security less any consideration paid or payable by the Company with respect to such one share of Common Stock upon the issuance or sale of the Convertible Security and upon the conversion or exchange or exercise of such Convertible Security. No further adjustment of the Fixed Conversion Price shall be made upon the actual issuance of such shares of Common Stock upon conversion or exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Fixed Conversion Price has been or is to be made pursuant to other provisions of this Section 7(a), no further adjustment of the Fixed Conversion Price shall be made by reason of such issue or sale.

(iii)        Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for shares of Common Stock increases or decreases at any time, the Fixed Conversion Price in effect at the time of such increase or decrease shall be adjusted to the Fixed Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 7(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Subscription Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 7(a) shall be made if such adjustment would result in an increase of the Fixed Conversion Price then in effect.

 (iv)      Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction, (x) the Options will be deemed to have been issued for the Option Value of such Options and (y) the other securities issued or sold in such integrated transaction shall be deemed to have been issued or sold for the difference of (I) the aggregate consideration received by the Company less any consideration paid or payable by the Company pursuant to the terms of such other securities of the Company, less (II) the Option Value. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration other than cash received therefor will be deemed to be the net amount received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such publicly traded securities on the date of receipt of such publicly traded securities. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company; provided, however, that in the event the determination of such appraiser is identical to the fair value of such consideration as determined by the Company, the fees and expenses of such appraiser shall be borne equally among the holders of Notes who disputed the valuation of the Company.

(v)        Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(b)          Adjustment of Fixed Conversion Price upon Subdivision of Common Stock. If the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Fixed Conversion Price in effect immediately prior to such subdivision will be proportionately reduced.

(c)          Other Events. If any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Fixed Conversion Price so as to protect the rights of the Holder under this Note; provided, that no such adjustment will increase the Fixed Conversion Price as otherwise determined pursuant to this Section 7.

(d)          Voluntary Adjustment by Company. The Company may at any time during the term of this Note, with the prior written consent of the Required Holders, reduce the then current Fixed Conversion Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

(8)          COMPANY CONVERSION OR REDEMPTION.

(a)          General. On each applicable Installment Date, provided there has been no Equity Conditions Failure, the Company shall pay to the Holder of this Note the Installment Amount due on such date by converting all or some of such Installment Amount into Common Stock, in accordance with this Section 8 (a "Company Conversion"); provided, however, that the Company may, at its option following notice to the Holder as set forth below, pay the Installment Amount by redeeming such Installment Amount in cash (a "Company Redemption") or by any combination of a Company Conversion and a Company Redemption so long as all of the outstanding applicable Installment Amount due on any Installment Date shall be converted and/or redeemed by the Company on the applicable Installment Date, subject to the provisions of this Section 8. On or prior to the date which is the twenty-sixth (26th) Trading Day prior to each Installment Date (each, an "Installment Notice Due Date"), the Company shall deliver written notice (each, a "Company Installment Notice" and the date all of the holders receive such notice is referred to as the "Company Installment Notice Date"), to the Holder and each holder of Other Notes and Additional Notes which Company Installment Notice shall (i) either (A) confirm that the applicable Installment Amount of the Holder's Note shall be converted to Common Stock in whole or in part pursuant to a Company Conversion (such amount to be converted, the "Company Conversion Amount") or (B) (1) state that the Company elects to redeem for cash, or is required to redeem for cash in accordance with the provisions of the Notes, in whole or in part, the applicable Installment Amount pursuant to a Company Redemption and (2) specify the portion (including Interest and Late Charges, if any, on such amount and Interest) which the Company elects or is required to redeem pursuant to a Company Redemption (such amount to be redeemed, the "Company Redemption Amount") and the portion (including Interest and Late Charges, if any, on such amount and Interest, if any) that is the Company Conversion Amount, which amounts, when added together, must at least equal the applicable Installment Amount, (ii) if the Installment Amount is to be paid, in whole or in part, in Common Stock pursuant to a Company Conversion, certify that the Equity Conditions have been satisfied as of the Company Installment Notice Date and (iii) state the number of issued and outstanding shares of Common Stock as of such Company Installment Notice Date. Each Company Installment Notice shall be irrevocable. If the Company does not timely deliver a Company Installment Notice in accordance with this Section 8, then the Company shall be deemed to have delivered an irrevocable Company Installment Notice confirming a Company Conversion and shall be deemed to have certified that the Equity Conditions in connection with any such conversion on the Company Installment Notice Date and Installment Date have been satisfied. Except as expressly provided in this Section 8(a), the Company shall convert and/or redeem the applicable Installment Amount of this Note pursuant to this Section 8 and the corresponding Installment Amounts of the Other Notes and Additional Notes pursuant to the corresponding provisions of the Other Notes and the Additional Notes in the same ratio of the Installment Amount being converted and/or redeemed hereunder. The Company Conversion Amount (whether set forth in the Company Installment Notice or by operation of this Section 8) shall be converted in accordance with Section 8(b) and the Company Redemption Amount shall be redeemed in accordance with Section 8(c). Notwithstanding anything herein to the contrary, in the event of any partial conversion or redemption of this Note, the Principal amount converted or redeemed shall be deducted in reverse order starting from the final Installment Amount to be paid hereunder on the final Installment Date, unless the Holder otherwise indicates and allocates among any Installment Dates hereunder in the applicable Conversion Notice or Redemption Notice, as applicable.

(b)          Mechanics of Company Conversion. If the Company delivers a Company Installment Notice and confirms, or is deemed to have confirmed, in whole or in part, a Company Conversion in accordance with Section 8(a), then (1) on the date which is the twenty-third (23rd) Trading Day prior to each Installment Date, the Company shall, or shall direct the Transfer Agent to, credit the Holder's account with DTC for a number of shares of Common Stock (the "Pre-Installment Conversion Shares") equal to the quotient of (x) the Company Conversion Amount as of the applicable Installment Date divided by (y) the Company Pre-Installment Conversion Price then in effect and (2) on the applicable Installment Date, the Company shall, or shall direct the Transfer Agent to, credit the Holder's account with DTC for an additional number of shares of Common Stock, if any, equal to the Installment Balance Conversion Shares; provided, that there shall not occur any Equity Conditions Failure (that is not waived in writing by the Holder) on each day during the period commencing on such Company Installment Notice Date through the applicable Installment Date. On the applicable Installment Notice the Company shall deliver a notice setting forth the calculation of the Installment Balance Conversion Shares (and the calculation of the component parts of such calculation) to the Holder. In accordance with Section 4(b), if an Event of Default occurs during the period from any Company Installment Notice Date through the Installment Date the Holder may elect an Event of Default Redemption in accordance with Section 3(b). All Pre-Installment Conversion Shares and Installment Balance Conversion Shares shall be fully paid and nonassessable shares of Common Stock (rounded to the nearest whole share). If the Equity Conditions are not satisfied as of the Company Installment Notice Date, then unless the Company has elected to redeem such Installment Amount, the Company Installment Notice shall indicate that unless the Holder waives the Equity Conditions, the Installment Amount shall be redeemed for cash. If the Company confirmed (or is deemed to have confirmed by operation of Section 8(a)) the conversion of the applicable Company Conversion Amount, in whole or in part, and there was no Equity Conditions Failure as of the applicable Company Installment Notice Date (or is deemed to have certified that the Equity Conditions in connection with any such conversion have been satisfied by operation of Section 8(a)) but an Equity Conditions Failure occurred between the applicable Company Installment Notice Date and any time through the applicable Installment Date (the "Interim Installment Period"), the Company shall provide the Holder a subsequent notice to that effect. If the Equity Conditions are not satisfied (or waived in writing by the Holder) during such Interim Installment Period, then at the option of the Holder designated in writing to the Company, the Holder may require the Company to do either one or both of the following: (i) the Company shall redeem all or any part designated by the Holder of the Company Conversion Amount (including at the election of the Holder, such amount converted to Pre-Installment Conversion Shares in which case the Holder shall return such Pre-Installment Conversion Shares, which the Holder has not otherwise sold, transferred or disposed of, to the Company) (such designated amount is referred to as the "First Redemption Amount") on such Installment Date and the Company shall pay to the Holder on such Installment Date, by wire transfer of immediately available funds, an amount in cash equal to 125% of such First Redemption Amount and/or (ii) the Company Conversion shall be null and void with respect to all or any part designated by the Holder of the unconverted Company Conversion Amount and the Holder shall be entitled to all the rights of a holder of this Note with respect to such amount of the Company Conversion Amount; provided, however, that the Conversion Price for such unconverted Company Conversion Amount shall thereafter be adjusted to equal the lesser of (A) the Company Conversion Price as in effect on the date on which the Holder voided the Company Conversion and (B) the Company Conversion Price as in effect on the date on which the Holder delivers a Conversion Notice relating thereto. If the Company fails to redeem any First Redemption Amount on or before the applicable Installment Date by payment of such amount on the applicable Installment Date, then the Holder shall have the rights set forth in Section 11(a) as if the Company failed to pay the applicable Company Installment Redemption Price (as defined below) and all other rights under this Note (including, without limitation, such failure constituting an Event of Default described in Section 4(a)(v)). Notwithstanding anything to the contrary in this Section 8(b), but subject to the limitations set forth in Section 3(d), until the Company credit the Holder's account with DTC for the shares of Common Stock representing the Company Conversion Amount to the Holder, the Company Conversion Amount may be converted by the Holder into Common Stock pursuant to Section 3. In the event that the Holder elects to convert the Company Conversion Amount prior to the applicable Installment Date as set forth in the immediately preceding sentence, the Company Conversion Amount so converted shall be deducted in reverse order starting from the final Installment Amount to be paid hereunder on the final Installment Date, unless the Holder otherwise indicates and allocates among any Installment Dates hereunder in the applicable Conversion Notice.

(c)          Mechanics of Company Redemption. If the Company elects a Company Redemption in accordance with Section 8, then the Company Redemption Amount which is to be paid to the Holder on the applicable Installment Date shall be redeemed by the Company and the Company shall pay to the Holder on such Installment Date, by wire transfer of immediately available funds, an amount in cash (the "Company Installment Redemption Price") equal to 100% of the Company Redemption Amount. If the Company fails to redeem the Company Redemption Amount on the applicable Installment Date by payment of the Company Installment Redemption Price on such date, then at the option of the Holder designated in writing to the Company (any such designation shall be deemed a "Conversion Notice" pursuant to Section 3(c) for purposes of this Note), (i) the Holder shall have the rights set forth in Section 11(a) as if the Company failed to pay the applicable Company Installment Redemption Price and all other rights as a Holder of Notes (including, without limitation, such failure constituting an Event of Default described in Section 4(a)(v)) and (ii) the Holder may require the Company to convert all or any part of the Company Redemption Amount at the Company Conversion Price as in effect on the applicable Installment Date. Conversions required by this Section 8(c) shall be made in accordance with the provisions of Section 3(c). Notwithstanding anything to the contrary in this Section 8(c), but subject to Section 3(d), until the Company Installment Redemption Price (together with any interest thereon) is paid in full, the Company Redemption Amount (together with any interest thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3. In the event the Holder elects to convert all or any portion of the Company Redemption Amount prior to the applicable Installment Date as set forth in the immediately preceding sentence, the Company Redemption Amount so converted shall be deducted in reverse order starting from the final Installment Amount to be paid hereunder on the final Installment Date, unless the Holder otherwise indicates and allocates among any Installment Dates hereunder in the applicable Conversion Notice.

(d)          Deferred Installment Amount. Notwithstanding any provision of this Section 8 to the contrary, the Holder may, at its option and in its sole discretion, deliver a written notice to the Company no later than the Business Day immediately prior to the applicable Installment Date electing to have the payment of all or any portion of an Installment Amount payable on such Installment Date deferred (such amount(s) deferred, the "Deferral Amount") until any subsequent Installment Date selected by the Holder, in its sole discretion, in which case, the Deferral Amount shall be added to, and become part of, the Installment Amount to be paid on such subsequent Installment Date and such Deferral Amount shall continue to accrue Interest hereunder. Any notice delivered by the Holder pursuant to this Section 8(d) shall set forth (i) the Deferral Amount and (ii) the date that such Deferral Amount shall now be payable.

(9)          NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note.

(10)         RESERVATION OF AUTHORIZED SHARES.

(a)          Reservation. The Company shall initially reserve out of its authorized and unissued shares of Common Stock a number of shares of Common Stock for each of this Note, the Other Notes and the Additional Notes equal to 25,000,000 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction occurring after the Subscription Date). So long as any of this Note, the Other Notes and the Additional Notes are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of this Note, the Other Notes and the Additional Notes, the number of shares of Common Stock specified above in this Section 10(a) as shall from time to time be necessary to effect the conversion of all of the Notes and the Additional Notes then outstanding; provided, that at no time shall the number of shares of Common Stock so reserved be less than the number of shares required to be reserved pursuant hereto (in each case, without regard to any limitations on conversions) (the "Required Reserve Amount"). The initial number of shares of Common Stock reserved for conversions of this Note, the Other Notes and the Additional Notes and each increase in the number of shares so reserved shall be allocated pro rata among the Holder and the holders of the Other Notes and the holders of the Additional Notes based on the Principal amount of this Note, the Other Notes and the Additional Notes held by each holder at the Closing (as defined in the Securities Purchase Agreement) or increase in the number of reserved shares, as the case may be (the "Authorized Share Allocation"). In the event that a holder shall sell or otherwise transfer this Note or any of such holder's Other Notes or Additional Notes, each transferee shall be allocated a pro rata portion of such holder's Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Notes shall be allocated to the Holder and the remaining holders of Other Notes and Additional Notes, pro rata based on the Principal amount of this Note, the Other Notes and the Additional Notes then held by such holders.

(b)          Insufficient Authorized Shares. If at any time while any of the Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an "Authorized Share Failure"), then the Company shall immediately take all action necessary to increase the Company's authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall either (x) obtain the written consent of its stockholders for the approval of an increase in the number of authorized shares of Common Stock and provide each stockholder with an information statement with respect thereto or (y) hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders' approval of such increase in authorized shares of Common Stock and to cause its Board of Directors to recommend to the stockholders that they approve such proposal. Notwithstanding the foregoing, if during any such time of an Authorized Share Failure, the Company is able to obtain the written consent of a majority of the shares of its issued and outstanding Common Stock to approve the increase in the number of authorized shares of Common Stock, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the SEC an Information Statement on Schedule 14C. If, upon any conversion of this Note, the Company does not have sufficient authorized shares to deliver in satisfaction of such conversion, then unless the Holder elects to rescind such attempted conversion, the Holder may require the Company to pay to the Holder within three (3) Trading Days of the applicable attempted conversion, cash in an amount equal to the product of (i) the number of Conversion Shares that the Company is unable to deliver pursuant to this Section 10, and (ii) the highest trading price of the Common Stock in effect at any time during the period beginning on the applicable Conversion Date and ending on the date the Company makes the payment provided for in this sentence.

(11)        REDEMPTIONS.

(a)          Mechanics. The Company shall deliver the applicable Event of Default Redemption Price to the Holder within three (3) Business Days after the Company's receipt of the Holder's Event of Default Redemption Notice (the "Event of Default Redemption Date"). If the Holder has submitted a Change of Control Redemption Notice in accordance with Section 5(b), the Company shall deliver the applicable Change of Control Redemption Price to the Holder (i) concurrently with the consummation of such Change of Control if such notice is received prior to the consummation of such Change of Control and (ii) within three (3) Business Days after the Company's receipt of such notice otherwise (such date, the "Change of Control Redemption Date"). The Company shall deliver the applicable Company Installment Redemption Price to the Holder on the applicable Installment Date. The Company shall pay the applicable Redemption Price to the Holder in cash by wire transfer of immediately available funds pursuant to wire instruction provided by the holder in writing to the Company on the applicable due date. In the event of a redemption of less than all of the Conversion Amount of this Note, the Company shall promptly cause to be issued and delivered to the Holder a new Note (in accordance with Section 18(d)) representing the outstanding Principal which has not been redeemed and any accrued Interest on such Principal which shall be calculated as if no Redemption Notice has been delivered. In the event that the Company does not pay the applicable Redemption Price to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to require the Company to promptly return to the Holder all or any portion of this Note representing the Conversion Amount that was submitted for redemption and for which the applicable Redemption Price (together with any Late Charges thereon) has not been paid. Upon the Company's receipt of such notice, (x) the applicable Redemption Notice shall be null and void with respect to such Conversion Amount, (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 18(d)) to the Holder representing such Conversion Amount to be redeemed and (z) the Conversion Price of this Note or such new Notes shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the applicable Redemption Notice is voided and (B) the lowest Closing Bid Price of the Common Stock during the period beginning on and including the date on which the applicable Redemption Notice is delivered to the Company and ending on and including the date on which the applicable Redemption Notice is voided. The Holder's delivery of a notice voiding a Redemption Notice and exercise of its rights following such notice shall not affect the Company's obligations to make any payments of Late Charges which have accrued prior to the date of such notice with respect to the Conversion Amount subject to such notice.

(b)          Redemption by Other Holders. Upon the Company's receipt of notice from any of the holders of the Other Notes or the Additional Notes for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 4(b) or Section 5(b) or pursuant to equivalent provisions set forth in the Other Notes or the Additional Notes (each, an "Other Redemption Notice"), the Company shall immediately, but no later than one (1) Business Day of its receipt thereof, forward to the Holder by facsimile or electronic mail a copy of such notice. If the Company receives a Redemption Notice and one or more Other Redemption Notices, during the seven (7) Business Day period beginning on and including the date which is three (3) Business Days prior to the Company's receipt of the Holder's Redemption Notice and ending on and including the date which is three (3) Business Days after the Company's receipt of the Holder's Redemption Notice and the Company is unable to redeem all principal, interest and other amounts designated in such Redemption Notice and such Other Redemption Notices received during such seven (7) Business Day period, then the Company shall redeem a pro rata amount from the Holder and each holder of the Other Notes and the Additional Notes (including the Holder) based on the Principal amount of this Note, the Other Notes and the Additional Notes submitted for redemption pursuant to such Redemption Notice and such Other Redemption Notices received by the Company during such seven Business Day period.

(c)          Insufficient Assets. If upon a Redemption Date, the assets of the Company are insufficient to pay the applicable Redemption Price, the Company shall (i) take all appropriate action reasonably within its means to maximize the assets available for paying the applicable Redemption Price, (ii) redeem out of all such assets available therefor on the applicable Redemption Date the maximum possible Conversion Amount that it can redeem on such date, pro rata among the Holder and the holders of the Other Notes and the Additional Notes to be redeemed in proportion to the aggregate Principal amount of this Note, the Other Notes and the Additional Notes outstanding on the applicable Redemption Date and (iii) following the applicable Redemption Date, at any time and from time to time when additional assets of the Company become available to redeem the remaining Conversion Amount of this Note, the Other Notes and the Additional Notes, the Company shall use such assets, at the end of the then current calendar month, to redeem the balance of such Conversion Amount of this Note, the Other Notes and the Additional Notes, or such portion thereof for which assets are then available, on the basis set forth above at the applicable Redemption Price, and such assets will not be used prior to the end of such calendar month for any other purpose. Interest on the Principal amount of this Note, the Other Notes and the Additional Notes that have not been redeemed shall continue to accrue until such time as the Company redeems this Note, the Other Notes and the Additional Notes. The Company shall pay to each Holder the applicable Redemption Price without regard to the legal availability of funds unless expressly prohibited by applicable law or unless the payment of the applicable Redemption Price could reasonably be expected to result in personal liability to the directors of the Company.

(12)        VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law and as expressly provided in this Note.

(13)        RANK. All payments due under this Note (a) shall rank pari passu with all Other Notes and Additional Notes and (b) shall be senior to all other Indebtedness of the Company and its Subsidiaries, except that Indebtedness of the Company's Subsidiaries under the RBL Facility and under certain existing factoring facilities set forth in Item 1 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 rank senior to this Note, the Other Notes and the Additional Notes.

(14)        NEGATIVE COVENANTS. As long as any Notes or Additional Notes are outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries without the prior written consent of the Required Holders to, directly or indirectly:

(a)          create, or authorize the creation of, or issue or obligate itself to issue additional or other Capital Stock or securities exchangeable for or convertible or exercisable into Capital Stock other than pursuant to any Approved Stock Plan as in effect on the Subscription Date and other than shares of Common Stock deemed to have been issued or sold by the Company as Excluded Securities;

(b)          reclassify, alter or amend any security of the Company existing as of the Subscription Date in respect of the distribution of assets on the liquidation, dissolution or winding up of the Company, the payment of dividends, anti-dilution protections, or rights of redemption, if such reclassification, alteration or amendment would make any such right, preference or privilege of such security senior to any such right, preference or privilege of such security existing on the Subscription Date;

(c)          decrease the authorized number of shares of Common Stock or any other class or series of Capital Stock;

(d)          other than with respect to the Preferred Shares, redeem or repurchase its Equity Interest, or permit any Subsidiary to redeem or repurchase its Equity Interests (except on a pro rata basis among all holders thereof);

(e)          incur or guarantee, assume or suffer to exist any Indebtedness, other than Permitted Indebtedness;

(f)           allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries (collectively, "Liens") other than Permitted Liens;

(g)          redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Indebtedness (other than this Note, the Other Notes and the Additional Notes), whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an Event of Default has occurred and is continuing;

(h)          declare or pay any cash dividend or distribution on any Equity Interest of the Company or of its Subsidiaries other than with respect to the Preferred Shares;

(i)           offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries' equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security whether or not such instrument or security is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock Equivalents or be party to any solicitations, negotiations or discussions with regard to the foregoing;

(j)           make, any change in the nature of its business as described in the Company's most recent Annual Report filed on Form 10-K with the SEC or modify its corporate structure or purpose;

(k)          authorize or effect (a) any Fundamental Transaction, or (b) a voluntary or involuntary liquidation, dissolution or winding up of the Company or any of its Subsidiaries, or consent to any of the foregoing, not in compliance with the terms set forth in this Note;

(l)           encumber or allow any Liens on, any of its copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of the Company and its Subsidiaries connected with and symbolized thereby, know-how, operating manuals, trade secret rights, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing, other than Permitted Liens; or

(m)         enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its Subsidiaries than would be obtainable in a comparable arm's length transaction with a Person that is not an Affiliate thereof.

(15)        AFFIRMATIVE COVENANTS. As long as any Notes or Additional Notes are outstanding, the Company shall, and the Company shall cause each Subsidiary to, directly or indirectly:

(n)          maintain at least $350,000 in cash that is unrestricted and unencumbered;

(o)          maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary;

(p)          maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder; and

(q)          maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.

(16)        VOTE TO ISSUE, OR CHANGE THE TERMS OF, NOTES. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders shall be required for any change or amendment or waiver of any provision to this Note or any of the Other Notes or any of the Additional Notes. Any change, amendment or waiver by the Company and the Required Holders shall be binding on the Holder of this Note and all holders of the Other Notes and the Additional Notes.

(17)        TRANSFER. This Note and any shares of Common Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company, subject only to the provisions of Section 2(f) of the Securities Purchase Agreement.

(18)        REISSUANCE OF THIS NOTE.

(a)          Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 18(d) and subject to Section 3(c)(iv)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less than the entire outstanding Principal is being transferred, a new Note (in accordance with Section 18(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 3(c)(iv) following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

(b)          Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 18(d)) representing the outstanding Principal.

(c)          Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 18(d) and in Principal amounts of at least $100,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

(d)          Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 18(a) or Section 18(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest and Late Charges, if any, on the Principal and Interest of this Note, from the Issuance Date.

(19)        REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder's right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

(20)        PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors' rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys' fees and disbursements.

(21)        CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and all the Purchasers and shall not be construed against any person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

(22)        FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

(23)        DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Closing Bid Price, the Closing Sale Price or the Weighted Average Price or the arithmetic calculation of the Conversion Rate, the Conversion Price or any Redemption Price, the Company shall submit the disputed determinations or arithmetic calculations via facsimile or electronic mail within one (1) Business Day of receipt, or deemed receipt, of the Conversion Notice or Redemption Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation within one (1) Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within one Business Day submit via facsimile or electronic mail (a) the disputed determination of the Closing Bid Price, the Closing Sale Price or the Weighted Average Price to an independent, reputable investment bank selected by the Holder and approved by the Company, such approval not to be unreasonably withheld or delayed, or (b) the disputed arithmetic calculation of the Conversion Rate, Conversion Price or any Redemption Price to an independent, outside accountant, selected by the Holder and approved by the Company, such approval not to be unreasonably withheld or delayed. The Company, at the Company's expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations; provided, however that in the event the determination or calculation of the investment bank or the accountant, as the case may be, is identical to the determination or calculation of the Company, the expenses of such investment bank or accountant, as the case may be, shall be borne equally among the holders of the holders of Notes who disputed the determination or calculation of the Company. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

(24)        NOTICES; PAYMENTS.

(a)          Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company shall give written notice to the Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least twenty (20) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

(b)          Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the Purchasers, shall initially be as set forth on the Schedule of Buyers attached to the Securities Purchase Agreement); provided, that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder's wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day. Any amount of Principal or other amounts due under the Transaction Documents which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of eighteen percent (18.0%) per annum from the date such amount was due until the same is paid in full ("Late Charge").

(25)        CANCELLATION. After all Principal, accrued Interest and other amounts at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

(26)        WAIVER OF NOTICE. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Securities Purchase Agreement.

(27)        GOVERNING LAW; JURISDICTION; JURY TRIAL. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address it set forth on the signature page hereto and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company's obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

(28)        Severability. If any provision of this Note is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Note so long as this Note as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(29)        DISCLOSURE. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall within one (1) Business Day after any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its Subsidiaries, the Company shall so indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

(30)        USURY. This Note is subject to the express condition that at no time shall the Company be obligated or required to pay interest hereunder at a rate or in an amount which could subject the Holder to either civil or criminal liability as a result of being in excess of the maximum interest rate or amount which the Company is permitted by applicable law to contract or agree to pay. If by the terms of this Note, the Company is at any time required or obligated to pay interest hereunder at a rate or in an amount in excess of such maximum rate or amount, the rate or amount of interest under this Note shall be deemed to be immediately reduced to such maximum rate or amount and the interest payable shall be computed at such maximum rate or be in such maximum amount and all prior interest payments in excess of such maximum rate or amount shall be applied and shall be deemed to have been payments in reduction of the principal balance of this Note.

(31)        CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

(a)          [INSERT IN ADDITIONAL NOTES: "Additional Closing Date" shall have the meaning set forth in the Securities Purchase Agreement, which date is the date the Company initially issued the Notes pursuant to the terms of the Securities Purchase Agreement.]

(b)          "Additional Notes" means [INSERT IN INITIAL NOTES] [all Additional Notes (as defined in the Securities Purchase Agreement), if any, issued by the Company pursuant to the Securities Purchase Agreement on an Additional Closing Date (as defined in the Securities Purchase Agreement)] [INSERT IN ADDITIONAL NOTES] [all Initial Notes (as defined in the Securities Purchase Agreement) issued by the Company pursuant to the Securities Purchase Agreement on the Initial Closing Date (as defined in the Securities Purchase Agreement)].

(c)          "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that "control" of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(d)          "Approved Stock Plan" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company.

(e)          "Attribution Parties" means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Holder's investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company's Common Stock would or could be aggregated with the Holder's and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

(f)           "Bloomberg" means Bloomberg Financial Markets.

(g)          "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(h)          "Capital Stock" means: (A) in the case of a corporation, corporate stock; (B) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (C) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership or limited liability company interests; and (D) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

(i)           "Change of Control" means any Fundamental Transaction other than (A) any reorganization, recapitalization or reclassification of the Common Stock in which holders of the Company's voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company.

(j)           "Closing Bid Price" and "Closing Sale Price" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the OTC Link or "pink sheets" by OTC Markets Group Inc. (formerly Pink OTC Markets Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holders. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 23. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction during the applicable calculation period.

(k)          "Common Stock" means (i) the Company's common stock, par value $0.0001 per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(l)           "Company Conversion Price" means with respect to any Installment Date or other applicable date of determination, that price which shall be the lower of (i) the Conversion Price then in effect and (ii) the Market Price as of the applicable Installment Date or other applicable date of determination.

(m)         "Company Pre-Installment Conversion Price" means, with respect to any Company Installment Notice Date or other applicable date of determination, that price which shall be the lower of (i) the Conversion Price then in effect and (ii) the Market Price as of the applicable Company Installment Notice Date or other applicable date of determination.

(n)          "Contingent Obligation" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(o)          "Conversion Shares" means shares of Common Stock issuable by the Company pursuant to the terms of any of the Notes, including any related Interest and Late Charges so converted, amortized or redeemed.

(p)          "Convertible Securities" means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

(q)          "Eligible Market" means the Principal Market, The New York Stock Exchange, The Nasdaq Global Market, The Nasdaq Global Select Market or the NYSE MKT.

(r)           "Equity Conditions" means each of the following conditions: (i) on each day during Equity Conditions Measuring Period, either (x) all Registration Statements filed and required to be filed pursuant to the Registration Rights Agreement shall be effective and available for the resale of all remaining Registrable Securities including the shares of Common Stock issuable upon conversion of the Conversion Amount that is subject to the applicable Company Conversion, Pre-Interest Shares or Interest Shares, as applicable, requiring the satisfaction of the Equity Conditions, in accordance with the terms of the Registration Rights Agreement and there shall not have been any Grace Periods (as defined in the Registration Rights Agreement) or (y) all Conversion Shares issuable pursuant to the terms of this Note, the Other Notes and the Additional Notes and exercise of the Warrants, including the shares of Common Stock issuable upon conversion of the Conversion Amount that is subject to the applicable Company Conversion, Pre-Interest Shares or Interest Shares, as applicable, requiring the satisfaction of the Equity Conditions, shall be eligible for sale without restriction pursuant to Rule 144 and without the need for registration under any applicable federal or state securities laws; (ii) on each day during the Equity Conditions Measuring Period, the Common Stock is designated for quotation on the Principal Market or any other Eligible Market and shall not have been suspended from trading on such exchange or market nor shall delisting or suspension by such exchange or market been threatened, commenced or pending in writing by such exchange or market (provided, however, that in the event proceedings for such delisting or suspension have been threatened or commenced, the Company shall have ninety (90) days from such threat or commencement, whichever is earlier, to cure such failure before it is deemed, for all purposes hereunder, to have failed to satisfy such Equity Condition); (iii) during the Equity Conditions Measuring Period, the Company shall have delivered Conversion Shares pursuant to the terms of this Note, the Other Notes and the Additional Notes and Warrant Shares upon exercise of the Warrants to the holders on a timely basis as set forth in Section 3(c) hereof (and analogous provisions under the Other Notes and the Additional Notes) and Section 1(a) of the Warrants; (iv) the shares of Common Stock issuable upon conversion of the Conversion Amount that is subject to the applicable Company Conversion, Pre-Interest Shares or Interest Shares, as applicable, requiring the satisfaction of the Equity Conditions may be issued in full without violating Section 3(d) hereof and the rules or regulations of the Principal Market or any other applicable Eligible Market; (v) during the Equity Conditions Measuring Period, the Company shall not have failed to timely make any payments within ten (10) Business Days of when such payment is due pursuant to any Transaction Document; (vi) during the Equity Conditions Measuring Period, there shall not have occurred either (A) the public announcement of a pending, proposed or intended Fundamental Transaction which has not been abandoned, terminated or consummated, (B) an Event of Default or (C) an event that with the passage of time or giving of notice would constitute an Event of Default; (vii) the Company shall have no knowledge of any fact that would cause (x) the Registration Statements required pursuant to the Registration Rights Agreement not to be effective and available for the resale of all remaining Registrable Securities, including the shares of Common Stock issuable upon conversion of the Conversion Amount that is subject to the applicable Company Conversion, Pre-Interest Shares or Interest Shares, as applicable, requiring the satisfaction of the Equity Conditions, in accordance with the terms of the Registration Rights Agreement or (y) any shares of Common Stock issuable pursuant to the terms of this Note, the Other Notes and the Additional Notes and shares of Common Stock issuable upon exercise of the Warrants, including the shares of Common Stock issuable upon conversion of the Conversion Amount that is subject to the applicable Company Conversion, Pre-Interest Shares or Interest Shares, as applicable, requiring the satisfaction of the Equity Conditions, not to be eligible for sale without restriction pursuant to Rule 144 promulgated under the Securities Act and any applicable state securities laws; (viii) during the Equity Conditions Measuring Period, the Company otherwise shall have been in compliance with and shall not have breached any provision, covenant, representation or warranty of any Transaction Document; (ix) on each day during Equity Conditions Measuring Period, the Holder shall not be in possession of any material, nonpublic information received from the Company, any Subsidiary or its respective agent or affiliates; (x) the shares of Common Stock issuable upon conversion of the Conversion Amount that is subject to the applicable Company Conversion, the Pre-Interest Shares or the Interest Shares, as applicable, requiring the satisfaction of the Equity Conditions are duly authorized and listed and eligible for trading without restriction on an Eligible Market; (xi) the Company shall have obtained the Stockholder Approval (as defined in the Securities Purchase Agreement); (xii) the daily dollar trading volume of the Common Stock as reported by Bloomberg shall be at least $350,000 on no less than ten (10) Trading Days during the twenty (20) consecutive Trading Day immediately preceding the applicable date of determination; (xiii) the arithmetic average of the daily dollar trading volume of the Common Stock as reported by Bloomberg during the twenty (20) consecutive Trading Day immediately preceding the applicable date of determination shall be no less than $350,000; (xiv) the arithmetic average of the Weighted Average Prices of the Common Stock on each Trading Day during the Equity Conditions Measuring Period exceeds [     ]4 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction occurring after the Subscription Date); and (xv) on each day during the Equity Conditions Measuring Period, the Company is in compliance with the requirement set forth in Rule 144(c)(1).

(s)          "Equity Conditions Failure" means that on any day during the period commencing ten (10) Trading Days prior to the applicable date of determination through the applicable date of determination, the Equity Conditions have not each been satisfied (or waived in writing by the Holder).

4 [INSERT IN INITIAL NOTES: $0.535.] [INSERT IN ADDITIONAL NOTES: Insert 50% of the Market Price as of the date of the applicable Buyer Additional Closing Notice.]

(t)          "Equity Conditions Measuring Period" means each day during the period beginning thirty (30) Trading Days prior to the applicable date of determination and ending on and including the applicable date of determination.

(u)          "Equity Interests" means (a) all shares of capital stock (whether denominated as common capital stock or preferred capital stock), equity interests, beneficial, partnership or membership interests, joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting and (b) all securities convertible into or exchangeable for any of the foregoing and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any of the foregoing, whether or not presently convertible, exchangeable or exercisable.

(v)          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(w)         "Excluded Securities" means no more than an aggregate pursuant to all of the following events of 2,345,564 shares of Common Stock (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction after the Subscription Date) (the "Excluded Securities Cap") issued or issuable or deemed to be issued in accordance with Section 7(a) hereof by the Company: (A) under any Approved Stock Plan; (B) in accordance with the terms of this Notes, the Other Notes, the Additional Notes and the Warrants; provided, that this Notes, the Other Notes, the Additional Notes and the Warrants are not amended, modified or changed on or after the Subscription Date; (C) upon conversion, exercise or exchange of any Options or Convertible Securities which are outstanding on the day immediately preceding the Subscription Date, provided, that such issuance of Common Stock upon exercise of such Options or Convertible Securities is made pursuant to the terms of such Options or Convertible Securities in effect on the date immediately preceding the Subscription Date and such Options or Convertible Securities are not amended, modified or changed on or after the Subscription Date, (D) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to an unaffiliated Person (or to the equity holders of an unaffiliated Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities for the purpose of raising capital or to an entity whose primary business is investing in securities; or (E) in accordance with the terms of any securities issued to the initial Holder and to any initial holder of the Other Notes; provided, however, that the Excluded Securities Cap shall not apply to, and the Excluded Securities Cap shall be calculated irrespective of any restricted shares of Common Stock with respect to which the Company has not and will not file a registration statement for the issuance or resale of such shares pursuant to the Securities Act, and which are issued in connection with (i) the acquisition from Maglenta Enterprises Inc. and Champfremont Holding Ltd. of all of the issued and outstanding equity interests of the PayOnline group of companies consisting of PayOnline System LLC, Innovative Payment Technologies LLC, Polimore Capital Limited and Brosword Holding Limited, by TOT Group Europe, Ltd., a Subsidiary of the Company, and (ii) pursuant to the foregoing clause (D).

(x)           "Fundamental Transaction" means (A) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its "significant subsidiaries" (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its Common Stock, (B) that the Company shall, directly or indirectly, through one or more Subsidiaries. Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by all such Subject Entities as of the Subscription Date calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other stockholders of the Company to surrender their shares of Common Stock without approval of the stockholders of the Company or (C) directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

(y)          "GAAP" means United States generally accepted accounting principles, consistently applied.

(z)           "Group" means a "group" as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder.

(aa)        "Holiday" means a day other than a Business Day or on which trading does not take place on the Principal Market.

(bb)       "Indebtedness" of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) "capital leases" in accordance with GAAP (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (viii) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above.

(cc)        "Initial Closing Date" shall have the meaning set forth in the Securities Purchase Agreement, which date is the date the Company initially issued the Notes pursuant to the terms of the Securities Purchase Agreement.

(dd)        "Initial Interest Conversion Price" means, with respect to any Interest Pre-Payment Date, that price which shall be the lower of (i) the Conversion Price then in effect and (ii) the Market Price as in effect on the applicable Interest Pre-Payment Date or other applicable date of determination.

(ee)         "Installment Amount" means with respect to each Installment Date, an amount equal to the sum of the (i) lesser of (A) $[          ]5 and (B) the Principal outstanding on such Installment Date, (ii) any Deferral Amount deferred pursuant to Section 8(d) and included in such Installment Amount, (iii) the applicable Make-Whole Amount for the Principal amount included in such Installment Amount and (iv) accrued and unpaid Interest with respect to such Principal and accrued and unpaid Late Charges, if any, with respect to such Principal and Interest, as any such Installment Amount for each Holder may be reduced pursuant to the terms hereof, whether upon conversion, redemption or otherwise. In the event the Holder shall sell or otherwise transfer or assign any portion of this Note, the transferee shall be allocated a pro rata portion of each unpaid Installment Amount hereunder.

(ff)          "Installment Balance Conversion Shares" means, for any Installment Date, a number of shares of Common Stock equal to (i) the Post-Installment Conversion Shares with respect to such Installment Date minus (ii) the amount of any Pre-Installment Conversion Shares delivered on the related Installment Pre-Payment Date; provided, that in the event that the amount of Pre-Installment Conversion Shares exceeds the Post-Installment Conversion Shares for such date (such excess, the "Installment Conversion Shares Excess"), the Installment Balance Conversion Shares shall equal zero (0) for such date and in no event shall the Installment Conversion Shares Excess reduce the number of Pre- Installment Conversion Shares payable on the next Company Installment Notice Date, if any.

(gg)        "Installment Date" means the first (1st) Business Day of the calendar month immediately following the earlier of (i) the date when all Registrable Securities have been registered pursuant to one or more Registration Statements that have been declared effective by the SEC and (ii) the date that is six (6) months immediately following the Issuance Date of this Note, and every calendar month anniversary thereafter through and including the Maturity Date, or, if any such date falls on a Holiday, the next day that is not a Holiday.

(hh)        "Interest Balance Shares" means, for any Interest Date, a number of shares of Common Stock equal to (i) the Post-Interest Shares with respect to such Interest Date minus (ii) the amount of any Pre-Interest Shares delivered on the related Interest Pre-Payment Date; provided that in the event that the amount of Pre-Interest Shares exceeds the Post-Interest Shares for such date (such excess, the "Interest Shares Excess"), the Interest Balance Shares shall equal zero (0) for such date and in no event shall (x) any Interest Shares Excess reduce the number of Pre-Interest Shares payable on the next Interest Pre-Payment Date, if any, and (y) the Holder be required to return any Interest Shares Excess to the Company.

(ii)          "Interest Conversion Price" means, with respect to any Interest Date, that price which shall be the lower of (i) the then applicable Conversion Price and (ii) the Market Price as in effect on the applicable Interest Date or other applicable date of determination.

(jj)          "Interest Notice Due Date" means the twenty-sixth (26th) Trading Day prior to the applicable Interest Date.

(kk)        "Interest Pre-Payment Date" means the twenty-third (23rd) Trading Day prior to the applicable Interest Date.

(ll)          "Interest Rate" means 7.00% per annum, subject to adjustment as set forth in Section 2.

5 Insert 1/5th of the Holder's Original Principal Amount.

(mm)      "Lead Investor" means [            ].

(nn)        "Make-Whole Amount" means, the amount of any Interest on any Principal amount that, but for the event requiring the payment of the Make-Whole Amount, would have accrued with respect to such Principal amount if the Notes had remained outstanding for the period from such event through the Maturity Date.

(oo)        "Make-Whole Price" means. with respect to any Conversion Date, that price which shall be the lower of (i) the then applicable Conversion Price and (ii) the Market Price as in effect on the applicable related Conversion Date or other applicable date of determination.

(pp)        "Market Price" means 93% of the lowest of (i) the arithmetic average of the five (5) lowest Weighted Average Prices of the Common Stock during the twenty (20) consecutive Trading Day period ending on the Trading Day immediately preceding the applicable date of determination, (ii) the Weighted Average Price of the Common Stock on the Trading Day immediately preceding the applicable date of determination and (iii) the Weighted Average Price of the Common Stock on the applicable date of determination. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination, reclassification or other similar transaction during such period.

(qq)        "Options" means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(rr)          "Option Value" means the value of an Option based on the Black and Scholes Option Pricing model obtained from the "OV" function on Bloomberg determined as of (A) the Trading Day prior to the public announcement of the applicable Option if the issuance of such Option is publicly announced or (B) the Trading Day immediately following the issuance of the applicable Option if the issuance of such Option is not publicly announced, for pricing purposes and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of the applicable Option as of the applicable date of determination, (ii) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of the day immediately following the public announcement of (A) the Trading Day immediately following the public announcement of the applicable Option if the issuance of such Option is publicly announced or (B) the Trading Day immediately following the issuance of the applicable Option if the issuance of such Option is not publicly announced, (iii) the underlying price per share used in such calculation shall be the highest Weighted Average Price during the period beginning on the day prior to the execution of definitive documentation relating to the issuance of the applicable Option and the public announcement of such issuance, (iv) a zero cost of borrow and (v) a 360 day annualization factor.

(ss)         "Parent Entity" of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(tt)          "Permitted Indebtedness" means (i) Indebtedness evidenced by this Note, the Other Notes and the Additional Notes, (ii) trade payables incurred in the ordinary course of business consistent with past practice, (iii) unsecured Indebtedness incurred by the Company that is made expressly subordinate in right of payment to the Indebtedness evidenced by this Note, as reflected in a written agreement acceptable to the Required Holders and approved by the Required Holders in writing, and which Indebtedness does not provide at any time for (a) the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) days after the Maturity Date or later and (b) total interest and fees at a rate in excess of 7.00% per annum, (iv) Indebtedness secured by Permitted Liens described in clauses (iv) and (v) of the definition of Permitted Liens and (v) Indebtedness existing on the Subscription Date set forth on Schedule 31(tt) attached hereto, provided, however, that such Indebtedness is not increased, refinanced, amended, modified or changed on or after the Subscription Date; provided, further, that the Indebtedness evidenced by the RBL Facility does not exceed, at any time while any Notes are outstanding, $3,965,000 without the prior written consent of the Required Holders.

(uu)        "Permitted Liens" means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen's liens, mechanics' liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens (A) upon or in any equipment acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or Indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (v) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clause (iv) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (vi) leases or subleases and licenses and sublicenses granted to others in the ordinary course of the Company's business, not interfering in any material respect with the business of the Company and its Subsidiaries taken as a whole, (vii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods, (viii) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 4(a)(x); (ix) with respect to the Subsidiaries (and not the Company), Liens pursuant to the RBL Facility, as in effect on the Subscription Date; and (x) with respect to the Subsidiaries (and not the Company), Liens pursuant to the existing factoring facilities set forth in Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as in effect on the Subscription Date.

(vv)        "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(ww)       "Post-Installment Conversion Shares" means, for any Installment Date and without taking into account the delivery of any Pre-Installment Conversion Shares, that number of shares of Common Stock equal to the applicable Company Conversion Amount on such Installment Date divided by the Company Conversion Price as in effect on the applicable Installment Date, rounded up to the nearest whole share of Common Stock.

(xx)         "Post-Interest Shares" means, for any Interest Date and without taking into account the delivery of any Pre-Interest Shares, that number of shares of Common Stock equal to the applicable amount of Interest to be paid in Interest Shares for such Interest Date divided by the Interest Conversion Price, rounded up to the nearest whole number.

(yy)        "Preferred Shares" means Company's Series A Convertible Preferred Stock, par value $0.01 per share.

(zz)         "Principal Market" means The NASDAQ Capital Market.

(aaa)      "Qualifying Conversion" means conversion of a Conversion Amount not exceeding on any given Trading Day three (3) times the Installment Amount due on the Installment Date immediately following the applicable date of determination.

(bbb)     "RBL Facility" means that certain Loan and Security Agreement, dated June 30, 2014, among RBL Capital Group, LLC, as lender, and TOT Group, Inc., TOT Payments, LLC, TOT BPS, LLC, TOT FBS, LLC, Process Pink, LLC, TOT HPS, LLC and TOT New Edge, LLC, as co-borrowers.

(ccc)       "Redemption Notices" means, collectively, the Event of Default Redemption Notices, the Change of Control Redemption Notices and the Company Installment Notices, each of the foregoing, individually, a Redemption Notice.

(ddd)     "Redemption Prices" means, collectively, the Event of Default Redemption Price, the Change of Control Redemption Price and the Company Installment Redemption Price, each of the foregoing, individually, a Redemption Price.

(eee)      "Registrable Securities" shall have the meaning ascribed to such term in the Registration Rights Agreement.

(fff)        "Registration Rights Agreement" means that certain registration rights agreement dated as of the Subscription Date by and among the Company and the Purchasers relating to, among other things, the registration of the resale of the shares of Common Stock issuable upon conversion of this Note, the Other Notes and the Additional Notes and exercise of the Warrants.

(ggg)     "Registration Statement" shall have the meaning ascribed to such term in the Registration Rights Agreement.

(hhh)     "Related Fund" means, with respect to any Person, a fund or account managed by such Person or an Affiliate of such Person.

(iii)         "Required Holders" means the holders of Notes and Additional Notes representing at least sixty-five percent (65%) of the aggregate principal amount of the Notes and Additional Notes then outstanding and shall include the Lead Investor so long as the Lead Investor or any of its Affiliates holds any Notes or Additional Notes.

(jjj)         "SEC" means the United States Securities and Exchange Commission.

(kkk)      "Securities Act" means the Securities Act of 1933, as amended.

(lll)         "Securities Purchase Agreement" means that certain securities purchase agreement dated as of the Subscription Date by and among the Company and the Purchasers of the Notes pursuant to which the Company issued the Notes, the Additional Notes and Warrants.

(mmm)   "Subject Entity" means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(nnn)     "Subscription Date" means April 30, 2015.

(ooo)     "Subsidiary" shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(ppp)     "Successor Entity" means one or more Person or Persons (or, if so elected by the Holder, the Company or Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or one or more Person or Persons (or, if so elected by the Holder, the Company or the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(qqq)     "Trading Day" means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

(rrr)        "Warrants" has the meaning ascribed to such term in the Securities Purchase Agreement, and shall include all warrants issued in exchange therefor or replacement thereof.

(sss)      "Warrant Shares" means shares of Common Stock issuable by the Company upon the exercise of any of the Warrants.

(ttt)        "Weighted Average Price" means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its "Volume at Price" functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York Time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the OTC Link or "pink sheets" by OTC Markets Group Inc. (formerly Pink OTC Markets Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holders. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 23. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction during the applicable calculation period.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.

Net Element, Inc.

By:
Name:
Title:

Schedule 31(tt)

Subsidiary Indebtedness existing on the Subscription Date:

1. Any Indebtedness under the RBL Facility.

2. Any draw downs under existing factoring facilities set forth in Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

EXHIBIT I

NET ELEMENT, inc.

CONVERSION NOTICE

Reference is made to the Senior Convertible Note (the "Note") issued to the undersigned by Net Element, Inc., a Delaware corporation (the "Company"). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock par value $0.0001 per share (the "Common Stock") of the Company, as of the date specified below.

Date of Conversion:
Aggregate Conversion Amount to be converted:
Please confirm the following information:
Conversion Price:
Number of shares of Common Stock to be issued:
Please check the following box if the Conversion Price is being determined by:
Alternative Conversion Price: ☐
Please issue the Common Stock into which the Note is being converted in the following name and to the following address:
Issue to:

Facsimile Number and Electronic Mail:
Authorization:
By:
Title:
Dated:
Account Number:
(if electronic book entry transfer)
Transaction Code Number:
(if electronic book entry transfer)
Installment Amounts to be reduced and amount of reduction: ___________________________

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs Continental Stock Transfer & Trust Company to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated April __, 2015 from the Company and acknowledged and agreed to by Continental Stock Transfer & Trust Company.

Net Element, Inc.

By:
Name:
Title:

Appendix “F”

FORM OF WARRANT

[FORM OF WARRANT]

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Net Element, INC.

Warrant To Purchase Common Stock

Warrant No.:

Number of Shares of Common Stock:_____________

Date of Issuance: [           ]1 ("Issuance Date")

Net Element, Inc., a Delaware corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [BUYER], the registered holder hereof or its permitted assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, at any time or times on or after the Issuance Date, but not after 11:59 p.m., New York time, on the Expiration Date, (as defined below), ______________ (_____________)2 fully paid nonassessable shares of Common Stock, subject to adjustment as provided herein (the "Warrant Shares"). Except as otherwise defined herein, capitalized terms in this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, this "Warrant"), shall have the meanings set forth in Section 17. This Warrant is one of the Warrants to purchase Common Stock (the "SPA Warrants") issued pursuant to Section 1 of that certain Securities Purchase Agreement, dated as of April 30, 2015 (the "Subscription Date"), by and among the Company and the investors (the "Buyers") referred to therein (the "Securities Purchase Agreement"). Capitalized terms used herein and not otherwise defined shall have the definitions ascribed to such terms in the Securities Purchase Agreement.

1 [INSERT IN INITIAL WARRANTS: April 30, 2015] [INSERT IN ADDITIONAL WARRANTS: the applicable Additional Closing Date (as defined in the Securities Purchase Agreement)]

2 [INSERT IN INITIAL NOTES: Insert 88% of the number of shares of Common Stock issuable upon conversion of the Initial Notes purchased by the Holder pursuant to the Securities Purchase Agreement.] [INSERT IN ADDITIONAL NOTES: Insert 88% of the number of shares of Common Stock issuable upon conversion of the Additional Notes purchased by the Holder pursuant to the Securities Purchase Agreement.]

1.          EXERCISE OF WARRANT.

(a)         Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Warrant may be exercised by the Holder at any time or times on or after the Issuance Date, in whole or in part, by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the "Exercise Notice"), of the Holder's election to exercise this Warrant and (ii) (A) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the "Aggregate Exercise Price") in cash by wire transfer of immediately available funds or (B) if the provisions of Section 1(d) are applicable, by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 1(d)). The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. On or before the first (1st) Trading Day following the date on which the Company has received the Exercise Notice, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Notice to the Holder and the Company's transfer agent (the "Transfer Agent"). On or before the third (3rd) Trading Day following the date on which the Company has received the Exercise Notice, so long as the Holder delivers the Aggregate Exercise Price (or notice of a Cashless Exercise) on or prior to the second (2nd) Trading Day following the date on which the Company has received the Exercise Notice (the "Share Delivery Date") (provided that if the Aggregate Exercise Price has not been delivered by such date, the Share Delivery Date shall be one (1) Trading Day after the Aggregate Exercise Price (or notice of a Cashless Exercise) is delivered), the Company shall (x) provided that the Warrant Shares are subject to an effective resale registration statement in favor of the Holder or, if exercised via Cashless Exercise, at a time when Rule 144 would be available for immediate resale of the Warrant Shares by the Holder, or (Y) if the Warrant Shares are not subject to an effective resale registration statement in favor of the Holder and, if exercised via Cashless Exercise, at a time when Rule 144 would be available for immediate resale of the Warrant Shares by the Holder, credit such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder's or its designee's balance account with The Depository Trust Company ("DTC") through its Deposit / Withdrawal At Custodian system, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise. The Company shall be responsible for all fees and expenses of the Transfer Agent and all fees and expenses with respect to the issuance of Warrant Shares via DTC, if any. Upon delivery of the Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder's DTC account or the date of delivery of the certificates evidencing such Warrant Shares, as applicable. If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three (3) Trading Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares issuable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional Warrant Shares are to be issued upon the exercise of this Warrant, but rather the number of Warrant Shares to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant. The Company's obligations to issue and deliver Warrant Shares in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination.

(b)         Exercise Price. For purposes of this Warrant, "Exercise Price" means $[ ]3, subject to adjustment as provided herein.

(c)          Company's Failure to Timely Deliver Securities. If the Company for any reason or for no reason shall fail (I) on or prior to the Share Delivery Date to credit the Holder's balance account with DTC if the Warrant Shares are subject to an effective resale registration statement in favor of the Holder or, if exercised via Cashless Exercise, at a time when Rule 144 would be available for immediate resale of the Warrant Shares by the Holder, or issue and deliver to the Holder a certificate if the Warrant Shares are not subject to an effective resale registration statement in favor of the Holder and, if exercised via Cashless Exercise, at a time when Rule 144 would not be available for immediate resale of the Warrant Shares by the Holder, for such number of shares of Common Stock to which the Holder is entitled upon the Holder's exercise of this Warrant or (II) if the Registration Statement (as defined in the Registration Rights Agreement) covering the resale of the Warrant Shares that are the subject of the Exercise Notice (the "Unavailable Warrant Shares") is not available for the resale of such Unavailable Warrant Shares, to promptly, but in no event later than as required pursuant to the Registration Rights Agreement (x) so notify the Holder and (y) deliver the Warrant Shares electronically without any restrictive legend by crediting such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder's or its designee's balance account with DTC through its Deposit / Withdrawal At Custodian system (the event described in the immediately foregoing clause (II) is hereinafter referred as a "Notice Failure" and together with the event described in clause (I) above, an "Exercise Failure"), then, in addition to all other remedies available to the Holder, (X) the Company shall pay in cash to the Holder on each day after the Share Delivery Date and during such Exercise Failure an amount equal to 1.5% of the product of (A) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Share Delivery Date and to which the Holder is entitled, and (B) any trading price of the Common Stock selected by the Holder in writing as in effect at any time during the period beginning on the applicable Exercise Date and ending on the applicable Share Delivery Date, and (Y) the Holder, upon written notice to the Company, may void its Exercise Notice with respect to, and retain or have returned, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Exercise Notice; provided that the voiding of an Exercise Notice shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 1(c) or otherwise. In addition to the foregoing, if on or prior to the Share Delivery Date the Company shall fail to credit the Holder's balance account with DTC if the Warrant Shares are subject to an effective resale registration statement in favor of the Holder or, if exercised via Cashless Exercise, at a time when Rule 144 would be available for immediate resale of the Warrant Shares by the Holder, or to issue and deliver a certificate to the Holder if the Warrant Shares are not subject to an effective resale registration statement in favor of the Holder and, if exercised via Cashless Exercise, at a time when Rule 144 would not be available for immediate resale of the Warrant Shares by the Holder, for the number of shares of Common Stock to which the Holder is entitled upon the Holder's exercise hereunder or pursuant to the Company's obligation pursuant to clause (ii) below or (II) a Notice Failure occurs, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three (3) Trading Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to credit such Holder's balance account with DTC or issue and deliver such certificate, as applicable, for such shares of Common Stock shall terminate, or (ii) promptly honor its obligation to credit such Holder's balance account with DTC or issue and deliver to the Holder a certificate, as applicable, for such shares of Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) any trading price of the Common Stock selected by the Holder in writing as in effect at any time during the period beginning on the applicable Exercise Date and ending on the applicable Share Delivery Date. Nothing shall limit the Holder's right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) upon the exercise of this Warrant as required pursuant to the terms hereof.

3 [INSERT IN INITIAL WARRANTS: Insert $1.74.]

[INSERT IN ADDITIONAL WARRANTS: Insert price equal to 150% of the lowest of (i) the arithmetic average of the Weighted Average Prices of the Common Stock during the thirty (30) Trading Days immediately prior to the date of the applicable Buyer Additional Closing Notice (as defined in the Securities Purchase Agreement), (ii) the arithmetic average of the Weighted Average Prices of the Common Stock during the fifteen (15) Trading Days immediately prior to the date of the applicable Buyer Additional Closing Notice and (iii) the last Closing Bid Price of the Common Stock immediately prior to the date of the applicable Buyer Additional Closing Notice.]

(d)         Cashless Exercise. Notwithstanding anything contained herein to the contrary, if the Registration Statement (as defined in the Registration Rights Agreement) covering the resale of the Unavailable Warrant Shares is not available for the resale of such Unavailable Warrant Shares, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (a "Cashless Exercise"):

Net Number = (A x B) - (A x C)

D

For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised.

B= the arithmetic average of the Closing Sale Prices of the Common Stock for the five (5) consecutive Trading Days ending on the date immediately preceding the date of the Exercise Notice.

C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

D= the Closing Sale Price of the Common Stock on the date of the Exercise Notice.

For purposes of Rule 144(d) promulgated under the 1933 Act, as in effect on the date hereof, it is intended that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Securities Purchase Agreement.

(e)         Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 12.

(f)           Limitations on Exercises.

(i)          Beneficial Ownership. Notwithstanding anything to the contrary contained herein, the Company shall not effect the exercise of any portion of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to the terms and conditions of this Warrant and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such exercise, the Holder together with the other Attribution Parties collectively would beneficially own in excess of 4.99% (the "Maximum Percentage") of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants, including the other SPA Warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 1(f)(i). For purposes of this Section 1(f)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). For purposes of this Warrant, in determining the number of outstanding shares of Common Stock the Holder may acquire upon the exercise of this Warrant without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission (the "SEC"), as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding (the "Reported Outstanding Share Number"). If the Company receives an Exercise Notice from the Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall (i) notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Exercise Notice would otherwise cause the Holder's beneficial ownership, as determined pursuant to this Section 1(f)(i), to exceed the Maximum Percentage, the Holder must notify the Company of a reduced number of Warrant Shares to be purchased pursuant to such Exercise Notice (the number of shares by which such purchase is reduced, the "Reduction Shares") and (ii) as soon as reasonably practicable, the Company shall return to the Holder any exercise price paid by the Holder for the Reduction Shares. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to the Holder upon exercise of this Warrant results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the 1934 Act), the number of shares so issued by which the Holder's and the other Attribution Parties' aggregate beneficial ownership exceeds the Maximum Percentage (the "Excess Shares") shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. As soon as reasonably practicable after the issuance of the Excess Shares has been deemed null and void, the Company shall return to the Holder the exercise price paid by the Holder for the Excess Shares. Upon delivery of a written notice to the Company, the Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other holder of SPA Warrants that is not an Attribution Party of the Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Warrant in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(f)(i) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 1(f)(i) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Warrant.

(ii)          Principal Market Regulation. The Company shall not be obligated to issue any shares of Common Stock upon exercise of this Warrant and the Holder shall not have the right to receive upon exercise of this Warrant any shares of Common Stock if the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Company may issue upon exercise of the SPA Warrants or otherwise without breaching the Company's obligations under any applicable rules or regulations of any applicable Eligible Market (the "Exchange Cap"), except that such limitation shall not apply in the event that the Company (x) obtains the approval of its stockholders as required by the applicable rules of the Eligible Market for issuances of shares of Common Stock in excess of such amount or (y) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Required Holders. Until such approval or written opinion is obtained, no Holder shall be issued in the aggregate, upon exercise of any SPA Warrants, shares of Common Stock in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the total number of shares of Common Stock underlying the SPA Warrants issued to such Holder pursuant to the Securities Purchase Agreement on the Issuance Date and the denominator of which is the aggregate number of shares of Common Stock underlying the SPA Warrants issued to the Buyers pursuant to the Securities Purchase Agreement on the Issuance Date (with respect to each Holder, the "Exchange Cap Allocation"). In the event that any Holder shall sell or otherwise transfer any of such Holder's SPA Warrants, the transferee shall be allocated a pro rata portion of such Holder's Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee. In the event that any holder of SPA Warrants shall exercise all of such holder's SPA Warrants into a number of shares of Common Stock which, in the aggregate, is less than such holder's Exchange Cap Allocation, then the difference between such holder's Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining holders of SPA Warrants on a pro rata basis in proportion to the shares of Common Stock underlying the SPA Warrants then held by each such holder. In the event that the Company is prohibited from issuing any Warrant Shares for which an Exercise Notice has been received as a result of the operation of this Section 1(f)(ii), then unless the Holder elects to void such exercise, the Holder may require the Company to pay to the Holder within three (3) Trading Days of the applicable attempted exercise, cash in an amount equal to the product of (i) the quotient determined by dividing (x) the number of Warrant Shares that the Company is unable to deliver pursuant to this Section 1(f)(ii), by (y) the total number of Warrant Shares issuable upon exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant) and (ii) the Black Scholes Value; provided, that (x) references to "the day immediately following the public announcement of the applicable Fundamental Transaction" in the definition of "Black Scholes Value" shall instead refer to "the date the Holder exercises this Warrant and the Company cannot deliver the required number of Warrant Shares because of the Exchange Cap" and (y) clause (iii) of the definition of "Black Scholes Value" shall instead refer to "the underlying price per share used in such calculation shall be the highest Weighted Average Price during the period beginning on the date of the applicable date of exercise and the date that the Company makes the applicable cash payment."

(g)          Insufficient Authorized Shares. If at any time while this Warrant remains outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon exercise of this Warrant at least a number of shares of Common Stock equal to 130% of the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of all of this Warrant then outstanding (the "Required Reserve Amount" and the failure to have such sufficient number of authorized and unreserved shares of Common Stock, an "Authorized Share Failure"), then the Company shall immediately take all action necessary to increase the Company's authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for this Warrant then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than seventy-five (75) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders' approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal. Notwithstanding the foregoing, if any such time of an Authorized Share Failure, the Company is able to obtain the written consent of a majority of the shares of its issued and outstanding Common Stock to approve the increase in the number of authorized shares of Common Stock, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the SEC an Information Statement on Schedule 14C. In the event that upon any exercise of this Warrant, the Company does not have sufficient authorized shares to deliver in satisfaction of such exercise, then unless the Holder elects to void such attempted exercise, the Holder may require the Company to pay to the Holder within three (3) Trading Days of the applicable exercise, cash in an amount equal to the product of (i) the quotient determined by dividing (x) the number of Warrant Shares that the Company is unable to deliver pursuant to this Section 1(g), by (y) the total number of Warrant Shares issuable upon exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant) and (ii) the Black Scholes Value; provided, that (x) references to "the day immediately following the public announcement of the applicable Fundamental Transaction" in the definition of "Black Scholes Value" shall instead refer to "the date the Holder exercises this Warrant and the Company cannot deliver the required number of Warrant Shares because of an Authorized Share Failure" and (y) clause (iii) of the definition of "Black Scholes Value" shall instead refer to "the underlying price per share used in such calculation shall be the highest Weighted Average Price during the period beginning on the date of the applicable date of exercise and the date that the Company makes the applicable cash payment."

(h)          Mandatory Exercise at the Company's Election.

(i)          If at any time and from time to time after the date that no SPA Securities continue to be outstanding (the "Note Termination Date"), if no Equity Conditions Failure has occurred and the Weighted Average Price of the Common Stock exceeds 125% of the Exercise Price as in effect on the Issuance Date for forty (40) consecutive Trading Days after the Note Termination Date (the "Price Condition"), the Company shall have the right, for so long as there is no Equity Conditions Failure and the Price Condition is satisfied, to require the Holder and all, but not less than all, holders of the other SPA Warrants issued on [INSERT IN INITIAL WARRANTS: the Initial Closing Date (as defined in the Securities Purchase Agreement)] [INSERT IN ADDITIONAL WARRANTS: all Additional Closing Dates (as defined in the Securities Purchase Agreement] to exercise on a pro rata basis this Warrant and such other applicable SPA Warrants for a number of Warrant Shares equal in the aggregate to no more than 25% of the number of Warrant Shares underlying this Warrant and the other applicable SPA Warrants issued on [INSERT IN INITIAL WARRANTS: the Initial Closing Date] [INSERT IN ADDITIONAL WARRANTS: all Additional Closing Dates] (the "Mandatory Exercise Cap") on the Mandatory Exercise Date (as defined below) into fully paid, validly issued and nonassessable shares of Common Stock in accordance with Section 1(a) hereof at the Exercise Price in effect as of such Mandatory Exercise Date (a "Mandatory Exercise"). The Company may exercise its right to require exercise under this Section 1(h) by delivering a written notice thereof by facsimile or electronic mail and overnight courier to the Holder and all, but not less than all, of the holders of the other applicable SPA Warrants issued on [INSERT IN INITIAL WARRANTS: the Initial Closing Date] [INSERT IN ADDITIONAL WARRANTS: all Additional Closing Date] and the Transfer Agent (a "Mandatory Exercise Notice" and each date the Holder and all the holders of such applicable other SPA Warrants received such notice is referred to as the "Mandatory Exercise Notice Date"). Each Mandatory Exercise Notice shall be irrevocable. Each Mandatory Exercise Notice shall (i) state (a) the Trading Day on which such Mandatory Exercise shall occur, which Trading Day shall be the third (3rd) Trading Day immediately following such Mandatory Exercise Notice Date (a "Mandatory Exercise Date"), (b) the aggregate number of Warrant Shares subject to Mandatory Exercise from the Holder and all holders of the other applicable SPA Warrants issued on [INSERT IN INITIAL WARRANTS: the Initial Closing Date] [INSERT IN ADDITIONAL WARRANTS: all Additional Closing Dates], which number, together with the number of Warrant Shares underlying this Warrant and any applicable SPA Warrants issued on [INSERT IN INITIAL WARRANTS: the Initial Closing Date] [INSERT IN ADDITIONAL WARRANTS: all Additional Closing Dates] subject to any Mandatory Exercise preceding the applicable Mandatory Exercise shall not exceed the Mandatory Exercise Cap (the "Mandatory Exercise Amount") pursuant to this Section 1(h) (and analogous provisions under such other SPA Warrants), (c) the number of shares of Common Stock to be issued to the Holder on such Mandatory Exercise Date and (d) the number of issued and outstanding shares as of such Mandatory Exercise Notice Date and (ii) certify that there has been no Equity Conditions Failure as of such Mandatory Exercise Notice Date and that the Price Condition has been satisfied. If the Company confirmed that there was no such Equity Conditions Failure as of the Mandatory Exercise Notice Date and that the Price Condition has been satisfied as of such Mandatory Exercise Notice Date but an Equity Conditions Failure occurs between such Mandatory Exercise Notice Date and any time through the Mandatory Exercise Date (a "Mandatory Exercise Interim Period") and/or the Price Condition ceases to be satisfied at any time during such Mandatory Exercise Interim Period (a "Mandatory Exercise Failure"), the Company shall provide the Holder and each holder of the other applicable SPA Warrants issued on [INSERT IN INITIAL WARRANTS: the Initial Closing Date] [INSERT IN ADDITIONAL WARRANTS: all Additional Closing Dates] a subsequent notice to that effect. If there is a Mandatory Exercise Failure (which is not waived in writing by the Holder) during such Mandatory Exercise Interim Period, then the Mandatory Exercise shall be null and void with respect to all or any part designated by the Holder of the unexercised Mandatory Exercise Amount subject to the Mandatory Exercise and the Holder shall be entitled to all the rights of a holder of this Warrant with respect to such Mandatory Exercise Amount of this Warrant. The Company may not effect more than five (5) Mandatory Exercise under this Warrant and the other applicable SPA Warrants issued on [INSERT IN INITIAL WARRANTS: the Initial Closing Date] [INSERT IN ADDITIONAL WARRANTS: all Additional Closing Dates]. Notwithstanding anything to the contrary in this Section 1(h), until the Mandatory Exercise has occurred, the Mandatory Exercise Amount of this Warrant subject to the Mandatory Exercise may be exercised, in whole or in part, by the Holder into shares of Common Stock pursuant to Section 1(a). All exercises of this Warrant by the Holder after the Mandatory Exercise Notice Date shall reduce the Mandatory Exercise Amount required to be exercised on the Mandatory Exercise Date, unless the Holder otherwise indicates in the applicable Exercise Notice.

(ii)         If the Company elects to cause a Mandatory Exercise pursuant to Section 1(h)(i), then it must simultaneously take the same action in the same proportion with respect to all of the other SPA Warrants issued on [INSERT IN INITIAL WARRANTS: the Initial Closing Date] [INSERT IN ADDITIONAL WARRANTS: any Additional Closing Date]. For the avoidance of doubt, if the Company elects a Mandatory Exercise of this Warrant pursuant to Section 1(h)(i) (or similar provisions under the other SPA Warrants issued on [INSERT IN INITIAL WARRANTS: the Initial Closing Date] [INSERT IN ADDITIONAL WARRANTS: any Additional Closing Date]) with respect to less than all of the Warrant Shares underlying such SPA Warrants then outstanding, then the Company shall require exercise of a number of Warrant Shares underlying such SPA Warrants from the Holder and each of the holders of the other SPA Warrants issued on [INSERT IN INITIAL WARRANTS: the Initial Closing Date] [INSERT IN ADDITIONAL WARRANTS: any Additional Closing Date] equal to the product of (i) the aggregate number of Warrant Shares which the Company has elected to cause to be exercised pursuant to Section 1(h)(i), multiplied by (ii) the fraction, the numerator of which is the sum of the aggregate number of Warrant Shares underlying the SPA Warrant issued to such holder pursuant to the Securities Purchase Agreement on [INSERT IN INITIAL WARRANTS: the Initial Closing Date] [INSERT IN ADDITIONAL WARRANTS: any Additional Closing Date] and the denominator of which is the sum of the aggregate number of Warrant Shares underlying the SPA Warrants issued to all holders pursuant to the Securities Purchase Agreement on [INSERT IN INITIAL WARRANTS: the Initial Closing Date] [INSERT IN ADDITIONAL WARRANTS: all Additional Closing Dates] (such fraction with respect to each holder is referred to as its "Exercise Allocation Percentage," and such amount with respect to each holder is referred to as its "Pro Rata Exercise Amount"); provided, however, that in the event that any holder's Pro Rata Exercise Amount exceeds the outstanding number of such applicable SPA Warrants, then such excess Pro Rata Exercise Amount shall be allocated amongst the remaining holders of SPA Warrants issued on [INSERT IN INITIAL WARRANTS: the Initial Closing Date] [INSERT IN ADDITIONAL WARRANTS: all Additional Closing Dates] in accordance with the foregoing formula. In the event that the initial holder of any SPA Warrants shall sell or otherwise transfer any of such holder's SPA Warrants, the transferee shall be allocated a pro rata portion of such holder's Exercise Allocation Percentage and Pro Rata Exercise Amount.

2.           ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a)          Adjustment Upon Issuance of Shares of Common Stock. If and whenever on or after the Subscription Date, the Company issues or sells, or in accordance with this Section 2 is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued or sold by the Company in connection with any Excluded Securities for a consideration per share (the "New Issuance Price") less than a price (the "Applicable Price") equal to the Exercise Price in effect immediately prior to such issue or sale or deemed issuance or sale (the foregoing a "Dilutive Issuance"), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the New Issuance Price. Upon each such adjustment of the Exercise Price hereunder, the number of Warrant Shares issuable immediately prior to such Dilutive Issuance shall be adjusted to the number of shares of Common Stock determined by multiplying the Exercise Price then in effect immediately prior to such adjustment by the number of Warrant Shares acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. For purposes of determining the adjusted Exercise Price under this Section 2(a), the following shall be applicable:4

(i)          Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 2(a)(i), the "lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option less any consideration paid or payable by the Company with respect to such one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion exercise or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

4 NTD: What is provided in this section is a typical full ratchet provision. Your proposal for adjustments below market price is not.

(ii)         Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 2(a)(ii), the "lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security less any consideration paid or payable by the Company with respect to such one share of Common Stock upon the issuance or sale of such Convertible Security and upon conversion, exercise or exchange of such Convertible Security. No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 2(a), no further adjustment of the Exercise Price or number of Warrant Shares shall be made by reason of such issue or sale.

(iii)        Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Exercise Price and the number of Warrant Shares in effect at the time of such increase or decrease shall be adjusted to the Exercise Price and the number of Warrant Shares, which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 2(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Subscription Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 2(a) shall be made if such adjustment would result in an increase of the Exercise Price then in effect or a decrease in the number of Warrant Shares.

(iv)        Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction, (x) the Options will be deemed to have been issued for the Option Value of such Options and (y) the other securities issued or sold in such integrated transaction shall be deemed to have been issued or sold for the difference of (I) the aggregate consideration received by the Company less any consideration paid or payable by the Company pursuant to the terms of such other securities of the Company, less (II) the Option Value. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration other than cash received therefor will be deemed to be the net amount received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such publicly traded securities on the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company; provided, however, that in the event the determination of such appraiser is identical to the fair value of such consideration as determined by the Company, the fees and expenses of such appraiser shall be borne equally among the holders of the SPA Warrants who disputed the valuation of the Company.

(v)         Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(vi)        No Readjustments. For the avoidance of doubt, in the event the Exercise Price has been adjusted pursuant to this Section 2(a) and the Dilutive Issuance that triggered such adjustment does not occur, is not consummated, is unwound or is cancelled after the fact for any reason whatsoever, in no event shall the Exercise Price be readjusted to the Exercise Price that would have been in effect if such Dilutive Issuance had not occurred or been consummated.

(b)          Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant, with the prior written consent of the Required Holders, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

(c)          Adjustment Upon Subdivision of Common Stock. If the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. Any adjustment under this Section 2(c) shall become effective at the close of business on the date the subdivision becomes effective.

(d)          Other Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares, as mutually determined by the Company’s Board of Directors and the Required Holders, so as to protect the rights of the Holder; provided that no such adjustment pursuant to this Section 2(d) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2.

3.          RIGHTS UPON DISTRIBUTION OF ASSETS. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that to the extent that the Holder's right to participate in any such Distribution would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time or times as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution held similarly in abeyance) to the same extent as if there had been no such limitation).

4.           PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a)          Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that to the extent that the Holder's right to participate in any such Purchase Right would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to such extent) and such Purchase Right to such extent shall be held in abeyance for the benefit of the Holder until such time or times as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right held similarly in abeyance) to the same extent as if there had been no such limitation).

(b)          Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 4(b) pursuant to written agreements in form and substance reasonably satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements , if so requested by the Holder, to deliver to each holder of the SPA Warrants in exchange for such SPA Warrants a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, an adjusted exercise price equal to the value for the shares of Common Stock reflected by the terms of such Fundamental Transaction, and exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and reasonably satisfactory to the Required Holders, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such adjustments to the number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the occurrence or consummation of such Fundamental Transaction), and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market. Any security issuable or potentially issuable to the Holder pursuant to the terms of this Warrant on the consummation of a Fundamental Transaction shall be registered and freely tradable by the Holder without any restriction or limitation or the requirement to be subject to any holding period pursuant to any applicable securities laws. Upon the occurrence or consummation of any Fundamental Transaction, and it shall be a required condition to the occurrence or consummation of any Fundamental Transaction that, the Company and the Successor Entity or Successor Entities, jointly and severally, shall succeed to, and the Company shall cause any Successor Entity or Successor Entities to jointly and severally succeed to, and be added to the term "Company" under this Warrant (so that from and after the date of such Fundamental Transaction, each and every provision of this Warrant referring to the "Company" shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Company and the Successor Entity or Successor Entities, jointly and severally, may exercise every right and power of the Company prior thereto and shall assume all of the obligations of the Company prior thereto under this Warrant with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company in this Warrant, and, solely at the request of the Holder, if the Successor Entity and/or Successor Entities is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market, shall deliver (in addition to and without limiting any right under this Warrant) to the Holder in exchange for this Warrant a security of the Successor Entity and/or Successor Entities evidenced by a written instrument substantially similar in form and substance to this Warrant and exercisable for a corresponding number of shares of capital stock of the Successor Entity and/or Successor Entities (the "Successor Capital Stock") equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction (such corresponding number of shares of Successor Capital Stock to be delivered to the Holder shall be equal to the greater of (A) the quotient of (i) the aggregate dollar value of all consideration (including cash consideration and any consideration other than cash ("Non-Cash Consideration"), in such Fundamental Transaction, as such values are set forth in any definitive agreement for the Fundamental Transaction that has been executed at the time of the first public announcement of the Fundamental Transaction or, if no such value is determinable from such definitive agreement, as determined in accordance with Section 12 with the term "Non-Cash Consideration" being substituted for the term "Exercise Price") that the Holder would have been entitled to receive upon the happening of such Fundamental Transaction or the record, eligibility or other determination date for the event resulting in such Fundamental Transaction, had this Warrant been exercised immediately prior to such Fundamental Transaction or the record, eligibility or other determination date for the event resulting in such Fundamental Transaction (without regard to any limitations on the exercise of this Warrant) (the "Aggregate Consideration") divided by (ii) the per share Closing Sale Price of such Successor Capital Stock on the Trading Day immediately prior to the consummation or occurrence of the Fundamental Transaction and (B) the product of (i) the Aggregate Consideration and (ii) the highest exchange ratio pursuant to which any stockholder of the Company may exchange Common Stock for Successor Capital Stock) (provided, however, to the extent that the Holder's right to receive any such shares of publicly traded common stock (or their equivalent) of the Successor Entity would result in the Holder and its other Attribution Parties exceeding the Maximum Percentage, if applicable, then the Holder shall not be entitled to receive such shares to such extent (and shall not be entitled to beneficial ownership of such shares of publicly traded common stock (or their equivalent) of the Successor Entity as a result of such consideration to such extent) and the portion of such shares shall be held in abeyance for the Holder until such time or times, as its right thereto would not result in the Holder and its other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be delivered such shares to the extent as if there had been no such limitation), and such security shall be reasonably satisfactory to the Holder, and with an identical exercise price to the Exercise Price hereunder (such adjustments to the number of shares of capital stock and such exercise price being for the purpose of protecting after the consummation or occurrence of such Fundamental Transaction the economic value of this Warrant that was in effect immediately prior to the consummation or occurrence of such Fundamental Transaction, as elected by the Holder solely at its option). Upon occurrence or consummation of the Fundamental Transaction, and it shall be a required condition to the occurrence or consummation of such Fundamental Transaction that, the Company and the Successor Entity or Successor Entities shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the occurrence or consummation of the Fundamental Transaction, as elected by the Holder solely at its option, shares of Common Stock, Successor Capital Stock or, in lieu of the shares of Common Stock or Successor Capital Stock (or other securities, cash, assets or other property purchasable upon the exercise of this Warrant prior to such Fundamental Transaction), such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights), which for purposes of clarification may continue to be shares of Common Stock, if any, that the Holder would have been entitled to receive upon the happening of such Fundamental Transaction or the record, eligibility or other determination date for the event resulting in such Fundamental Transaction, had this Warrant been exercised immediately prior to such Fundamental Transaction or the record, eligibility or other determination date for the event resulting in such Fundamental Transaction (without regard to any limitations on the exercise of this Warrant), as adjusted in accordance with the provisions of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the occurrence or consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities, cash, assets or other property with respect to or in exchange for shares of Common Stock (a "Corporate Event"), the Company shall make appropriate provision to insure that, and any applicable Successor Entity or Successor Entities shall ensure that, and it shall be a required condition to the occurrence or consummation of such Corporate Event that, the Holder will thereafter have the right to receive upon exercise of this Warrant at any time after the occurrence or consummation of the Corporate Event, shares of Common Stock or Successor Capital Stock or, if so elected by the Holder, in lieu of the shares of Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of this Warrant prior to such Corporate Event (but not in lieu of such items still issuable under Sections 3 and 4(a), which shall continue to be receivable on the Common Stock or on the such shares of stock, securities, cash, assets or any other property otherwise receivable with respect to or in exchange for shares of Common Stock), such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights and any shares of Common Stock) which the Holder would have been entitled to receive upon the occurrence or consummation of such Corporate Event or the record, eligibility or other determination date for the event resulting in such Corporate Event, had this Warrant been exercised immediately prior to such Corporate Event or the record, eligibility or other determination date for the event resulting in such Corporate Event (without regard to any limitations on exercise of this Warrant). Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Holder. The provisions of this Section 4(b) shall apply similarly and equally to successive Fundamental Transactions and Corporate Events.

(c)          Notwithstanding the foregoing, in the event of Fundamental Transaction, at the request of the Holder delivered before the ninetieth (90th) day after the occurrence or consummation of such Fundamental Transaction, the Company (or the Successor Entity) shall purchase this Warrant from the Holder by paying to the Holder, within five (5) Business Days after such request (or, if later, on the effective date of the Fundamental Transaction), cash in an amount equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of such Fundamental Transaction.

5.          NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all of the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, so long as any of the SPA Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of the SPA Warrants, 130% of the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of the SPA Warrants then outstanding (without regard to any limitations on exercise).

6.           WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person's capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person's capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

7.           REISSUANCE OF WARRANTS.

(a)          Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(b)          Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(c)          Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no SPA Warrants for fractional Warrant Shares shall be given.

(d)          Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

8.           NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation; provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder. It is expressly understood and agreed that the time of exercise specified by the Holder in each Exercise Notice shall be definitive and may not be disputed or challenged by the Company.

9.          AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended or waived and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Required Holders. Any change, amendment or waiver by the Company and the Required Holders shall be binding on the Holder of this Warrant and all holders of SPA Warrants.

10.          GOVERNING LAW; JURISDICTION; JURY TRIAL. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Company at the address set forth in Section 9(f) of the Securities Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company's obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

11.          CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and all the Buyers and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

12.          DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two (2) Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Business Days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company's independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten (10) Business Days from the time it receives the disputed determinations or calculations; provided, however that in the event the determination or calculation of the investment bank or the accountant, as the case may be, is identical to the determination or calculation of the Company, the expenses of such investment bank or accountant, as the case may be, shall be borne equally among the holders of the SPA Warrants who disputed the determination or calculation of the Company. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

13.          REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

14.          TRANSFER. This Warrant and the Warrant Shares may be offered for sale, sold, transferred, pledged or assigned without the consent of the Company, except as may otherwise be required by Section 2(f) of the Securities Purchase Agreement.

15.          SEVERABILITY. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

16.         DISCLOSURE. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Warrant, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall within one (1) Business Day after any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its Subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

17.          CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a)          "1933 Act" means the Securities Act of 1933, as amended.

(b)          "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that "control" of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(c)          "Attribution Parties" means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Holder's investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company's Common Stock would or could be aggregated with the Holder's and the other Attribution Parties for purposes of Section 13(d) of the 1934 Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

(d)          "Approved Stock Plan" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company.

(e)          "Black Scholes Value" means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the "OV" function on Bloomberg determined as of the day immediately following the public announcement of the applicable Fundamental Transaction, or, if the Fundamental Transaction is not publicly announced, the date the Fundamental Transaction is consummated, for pricing purposes and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of such date of request, (ii) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of the day immediately following the public announcement of the applicable Fundamental Transaction, or, if the Fundamental Transaction is not publicly announced, the date the Fundamental Transaction is consummated, (iii) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in the Fundamental Transaction, (iv) a zero cost of borrow and (v) a 360 day annualization factor.

(f)          "Bloomberg" means Bloomberg Financial Markets.

(g)          "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(h)          "Closing Bid Price" and "Closing Sale Price" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the OTC Link or "pink sheets" by OTC Markets Group Inc. (formerly Pink OTC Markets Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period.

(i)          "Common Stock" means (i) the Company's shares of Common Stock, par value $0.0001 per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(j)          "Convertible Securities" means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

(k)          "Eligible Market" means the Principal Market, the NYSE MKT LLC, The NASDAQ Global Market, The NASDAQ Global Select Market or The New York Stock Exchange, Inc.

(l)          "Equity Conditions" means each of the following conditions: (i) on each day during Equity Conditions Measuring Period, either (x) all Registration Statements filed and required to be filed pursuant to the Registration Rights Agreement shall be effective and available for the resale of all remaining Registrable Securities, including the shares of Common Stock issuable upon exercise of the Warrants that is subject to the applicable Mandatory Exercise requiring the satisfaction of the Equity Conditions, in accordance with the terms of the Registration Rights Agreement and there shall not have been any Grace Periods (as defined in the Registration Rights Agreement) or (y) all shares of Common Stock issuable pursuant to the terms of the SPA Securities and exercise of the Warrants, including the shares of Common Stock issuable upon exercise of the Warrants that is subject to the applicable Mandatory Exercise requiring the satisfaction of the Equity Conditions, shall be eligible for sale without restriction pursuant to Rule 144 and without the need for registration under any applicable federal or state securities laws; (ii) on each day during the Equity Conditions Measuring Period, the Common Stock is designated for quotation on the Principal Market or any other Eligible Market and shall not have been suspended from trading on such exchange or market nor shall delisting or suspension by such exchange or market been threatened, commenced or pending in writing by such exchange or market (provided, however, that in the event proceedings for such delisting or suspension have been threatened or commenced, the Company shall have ninety (90) days from such threat or commencement, whichever is earlier, to cure such failure before it is deemed, for all purposes hereunder, to have failed to satisfy such Equity Condition); (iii) during the Equity Conditions Measuring Period, the Company shall have delivered the shares of Common Stock pursuant to the terms of the SPA Securities and Warrant Shares upon exercise of the Warrants to the holders on a timely basis as set forth in Section 3(c) of the SPA Securities and Section 1(a) of this Warrant (and analogous provisions under the other SPA Warrants); (iv) the shares of Common Stock issuable upon exercise of the Warrants that is subject to the applicable Mandatory Exercise requiring the satisfaction of the Equity Conditions may be issued in full without violating Section 1(f) hereof and the rules or regulations of the Principal Market or any other applicable Eligible Market; (v) during the Equity Conditions Measuring Period, the Company shall not have failed to timely make any payments within ten (10) Business Days of when such payment is due pursuant to any Transaction Document; (vi) during the Equity Conditions Measuring Period, there shall not have occurred either (A) the public announcement of a pending, proposed or intended Fundamental Transaction which has not been abandoned, terminated or consummated, (B) an Event of Default (as defined in the SPA Securities) or (C) an event that with the passage of time or giving of notice would constitute an Event of Default; (vii) the Company shall have no knowledge of any fact that would cause (x) the Registration Statements required pursuant to the Registration Rights Agreement not to be effective and available for the resale of all remaining Registrable Securities, including the shares of Common Stock issuable upon exercise of the Warrants that is subject to the applicable Mandatory Exercise requiring the satisfaction of the Equity Conditions, in accordance with the terms of the Registration Rights Agreement or (y) any shares of Common Stock issuable pursuant to the terms of the SPA Securities and shares of Common Stock issuable upon exercise of the Warrants, including the shares of Common Stock issuable upon exercise of the Warrants that is subject to the applicable Mandatory Exercise requiring the satisfaction of the Equity Conditions, not to be eligible for sale without restriction pursuant to Rule 144 promulgated under the Securities Act and any applicable state securities laws; (viii) during the Equity Conditions Measuring Period, the Company otherwise shall have been in compliance with and shall not have breached any provision, covenant, representation or warranty of any Transaction Document; (ix) on each day during Equity Conditions Measuring Period, the Holder shall not be in possession of any material, nonpublic information received from the Company, any Subsidiary or its respective agent or affiliates; (x) the shares of Common Stock issuable upon exercise of the Warrants that is subject to the applicable Mandatory Exercise requiring the satisfaction of the Equity Conditions are duly authorized and listed and eligible for trading without restriction on an Eligible Market; (xi) the Company shall have obtained the Stockholder Approval (as defined in the Securities Purchase Agreement); (xii) the daily dollar trading volume of the Common Stock as reported by Bloomberg shall be at least $350,000 on no less than ten (10) Trading Days during the twenty (20) consecutive Trading Day immediately preceding the applicable date of determination; (xiii) the arithmetic average of the daily dollar trading volume of the Common Stock as reported by Bloomberg during the twenty (20) consecutive Trading Day immediately preceding the applicable date of determination shall be no less than $350,000; (xiv) the arithmetic average of the Weighted Average Prices of the Common Stock on each Trading Day during the Equity Conditions Measuring Period exceeds [     ]5 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction occurring after the Subscription Date); and (xv) on each day during the Equity Conditions Measuring Period, the Company is in compliance with the requirement set forth in Rule 144(c)(1).

(m)         "Equity Conditions Failure" means that on any day during the period commencing ten (10) Trading Days prior to the applicable date of determination through the applicable date of determination, the Equity Conditions have not each been satisfied (or waived in writing by the Holder).

5 [INSERT IN INITIAL NOTES: $0.535.] [INSERT IN ADDITIONAL NOTES: Insert 50% of the Market Price (as defined in the SPA Securities) as of the date of the applicable Buyer Additional Closing Notice.]

(n)         "Equity Conditions Measuring Period" means each day during the period beginning thirty (30) Trading Days prior to the applicable date of determination and ending on and including the applicable date of determination.

(o)         "Excluded Securities" means no more than an aggregate pursuant to all of the following events of 2,345,564 shares of Common Stock (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction after the Subscription Date) (the "Excluded Securities Cap") issued or issuable or deemed to be issued in accordance with Section 2(a) hereof by the Company: (A) under any Approved Stock Plan; (B) in accordance with the terms of this Warrant, the other SPA Warrants and the SPA Securities; provided, that this Warrant, the other SPA Warrants and the SPA Securities are not amended, modified or changed on or after the Subscription Date; (C) upon conversion, exercise or exchange of any Options or Convertible Securities which are outstanding on the day immediately preceding the Subscription Date, provided, that such issuance of Common Stock upon exercise of such Options or Convertible Securities is made pursuant to the terms of such Options or Convertible Securities in effect on the date immediately preceding the Subscription Date and such Options or Convertible Securities are not amended, modified or changed on or after the Subscription Date, (D) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to an unaffiliated Person (or to the equity holders of an unaffiliated Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities for the purpose of raising capital or to an entity whose primary business is investing in securities; or (E) in accordance with the terms of any securities issued to any of the initial Holders; provided, however, that the Excluded Securities Cap shall not apply to, and the Excluded Securities Cap shall be calculated irrespective of any restricted shares of Common Stock with respect to which the Company has not and will not file a registration statement for the issuance or resale of such shares pursuant to the Securities Act, and which are issued in connection with (i) the acquisition from Maglenta Enterprises Inc. and Champfremont Holding Ltd. of all of the issued and outstanding equity interests of the PayOnline group of companies consisting of PayOnline System LLC, Innovative Payment Technologies LLC, Polimore Capital Limited and Brosword Holding Limited, by TOT Group Europe, Ltd., a Subsidiary of the Company, and (ii) pursuant to the foregoing clause (D).

(p)         "Expiration Date" means the date thirty-six (36) months after the Issuance Date or, if such date falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a "Holiday"), the next day that is not a Holiday.

(q)         "Fundamental Transaction" means (A) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its "significant subsidiaries" (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its Common Stock, (B) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by all such Subject Entities as of the date of this Warrant calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other stockholders of the Company to surrender their shares of Common Stock without approval of the stockholders of the Company or (C) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

(r)          "Group" means a "group" as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder.

(s)          "Lead Investor" means [            ].

(t)          "Option Value" means the value of an Option based on the Black and Scholes Option Pricing model obtained from the "OV" function on Bloomberg determined as of (A) the Trading Day prior to the public announcement of the issuance of the applicable Option, if the issuance of such Option is publicly announced or (B) the Trading Day immediately following the issuance of the applicable Option if the issuance of such Option is not publicly announced, for pricing purposes and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of the applicable Option as of the applicable date of determination, (ii) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of (A) the Trading Day immediately following the public announcement of the applicable Option if the issuance of such Option is publicly announced or (B) the Trading Day immediately following the issuance of the applicable Option if the issuance of such Option is not publicly announced, (iii) the underlying price per share used in such calculation shall be the highest Weighted Average Price of the Common Stock during the period beginning on the Trading Day prior to the execution of definitive documentation relating to the issuance of the applicable Option and ending on (A) the Trading Day immediately following the public announcement of such issuance, if the issuance of such Option is publicly announced or (B) the Trading Day immediately following the issuance of the applicable Option if the issuance of such Option is not publicly announced, (iv) a zero cost of borrow and (v) a 360 day annualization factor.

(u)         "Options" means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(v)         "Parent Entity" of a Person means an entity that, directly or indirectly, controls the applicable Person, including such entity whose common shares or common stock or equivalent equity security is quoted or listed on an Eligible Market (or, if so elected by the Required Holders, any other market, exchange or quotation system), or, if there is more than one such Person or such entity, the Person or such entity designated by the Required Holders or in the absence of such designation, such Person or entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(w)         "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(x)          "Principal Market" means The NASDAQ Capital Market.

(y)          "Registrable Secuirties" shall have the meaning set forth in the Registration Rights Agreement.

(z)          "Registration Rights Agreement" means that certain Registration Rights Agreement dated as of the Subscription Date by and among the Company and the Buyers.

(aa)        "Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.

(bb)       "Required Holders" means the holders of the SPA Warrants representing at least sixty-five percent (65%) of the shares of Common Stock underlying the SPA Warrants then outstanding and shall include the Lead Investor so long as the Lead Investor or any of its Affiliates holds any SPA Warrants.

(cc)       "SPA Securities" means the Notes issued pursuant to the Securities Purchase Agreement.

(dd)       "Subject Entity" means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(ee)        "Subsidiary" shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(ff)         "Successor Entity" means one or more Person or Persons (or, if so elected by the Holder, the Company or Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or one or more Person or Persons (or, if so elected by the Holder, the Company or the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(gg)        "Trading Day" means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

(hh)        "Weighted Average Price" means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg through its "Volume at Price" function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as such market publicly announces is the official close of trading), as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the OTC Link or "pink sheets" by OTC Markets Group Inc. (formerly Pink OTC Markets Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12 with the term "Weighted Average Price" being substituted for the term "Exercise Price." All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

NET ELEMENT, INC.

By:
Name:
Title:

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE COMMON STOCK

Net element, inc.

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock ("Warrant Shares") of Net Element, Inc., a Delaware corporation (the "Company"), evidenced by the attached Warrant to Purchase Common Stock (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

____________ a "Cash Exercise" with respect to _________________ Warrant Shares; and/or

____________ a "Cashless Exercise" with respect to _______________ Warrant Shares.

2. Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

Date: _______________ __, ______

Name of Registered Holder

By:
Name:
Title:

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs Continental Stock Transfer & Trust Company to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated April [__], 2015 from the Company and acknowledged and agreed to by Continental Stock Transfer & Trust Company.

NET ELEMENT, INC.

By:
Name:
Title:

NET ELEMENT, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS

June 12, 2015

Notice of Internet Availability of Proxy Materials

Proxy materials relating to the Annual Meeting of Shareholders are available at http://www.cstproxy.com/netelement/2015

The undersigned shareholder(s) of Net Element, Inc., a Delaware corporation (the "Company"), hereby appoint(s) Oleg Firer and Jonathan New, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of the Company that the undersigned is/are entitled to vote at the Annual Meeting of Shareholders of the Company to be held be held on June 12, 2015, at 11:00 am, local time, at 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160 and any adjournment or postponement of that meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE COMPANY'S DIRECTOR NOMINEES, FOR PROPOSALS 2, 3 and 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors Nominees		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
01 Oleg Firer 02 Kenges Rakishev 03 David P. Kelley II	04 James Caan 05 William Healy 06 Drew J. Freeman

The Board of Directors recommends that you vote FOR the following proposal:

2. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase authorized common stock to 300 million shares.	For ☐	Against ☐	Abstain ☐

The Board of Directors recommends that you vote FOR the following proposal:

3. To approve the issuance by the Company, for purposes of the NASDAQ Listing Rules 5635(a) and (b), of Common Stock of the Company issued and issuable pursuant to the terms of the Certificate of Designations of the 5,500 shares of Series A Convertible Preferred Stock, par value $0.01 upon conversion, amortization, payment of dividends, as part of the make-whole amount or otherwise of, or with respect to, such Preferred Stock, in each case, without giving effect to the Exchange Cap.

For ☐	Against ☐	Abstain ☐

The Board of Directors recommends that you vote FOR the following proposal:

4. To approve the issuance by the Company for purposes of the NASDAQ Listing Rule 5635(d), of Common Stock of the Company issued and issuable (x) pursuant to the terms of the Senior Convertible Notes of the Company upon conversion, amortization, payment of interest, and as part of the make-whole amount, or otherwise of, or with respect to, such Notes and (y) upon exercise of the accompanying Warrants, in each case, without giving effect to the Exchange Cap.

For ☐	Against ☐	Abstain ☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Authority is hereby given to the proxies identified on the front of this card to vote in their discretion upon such other business that may properly come before the annual meeting or any postponement or adjournment thereof.

NOTE: Please sign exactly as your name appears on this proxy card. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, corporation, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by other authorized officer. If a partnership, please sign in partnership name by authorized person.